UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21732

Mercer Funds

(Exact Name of Registrant as Specified in Charter)

99 High Street

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

Caroline Hulme, Esq.

Mercer Investments LLC

99 High Street

Boston, MA 02110

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(617) 747-9500

Date of Fiscal Year End: March 31, 2024

Date of Reporting Period: March 31, 2024

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

Mercer FundsTM
Annual Report
March 31, 2024
Mercer US Small/Mid Cap Equity Fund
Mercer Emerging Markets Equity Fund
Mercer Global Low Volatility Equity Fund
Mercer Non-US Core Equity Fund
Mercer Core Fixed Income Fund
Mercer Opportunistic Fixed Income Fund
Mercer Short Duration Fixed Income Fund
This report has been prepared for Mercer Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Mercer Funds prospectus. The prospectus contains more complete information about the Funds’ investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing.

MERCER FUNDS
TABLE OF CONTENTS

Management's Discussion of Fund Performance (Unaudited)
Mercer US Small/Mid Cap Equity Fund

Investment Objective and Benchmark
The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Index1.
Investment Strategy
The Fund invests principally in equity securities issued by small-to-medium capitalization U.S. companies. The Fund employs a “core equity” investment strategy by investing in both growth and value oriented equity securities.  The Fund may invest in derivative instruments to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.
Performance
For the fiscal year ended March 31, 2024, the Fund’s Y-3 share class performance was 21.61% compared to its benchmark return of 21.43%. For the fiscal year ended March 31, 2024, the Fund’s I share class has less than a full year of performance history, but from its inception on June 27, 2023 through March 31, 2024, performance was 19.50% compared to its benchmark return of 19.54% for the same period. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.
The Sub-Advisers
As of March 31, 2024, the Fund employed six sub-advisers: Westfield Capital Management Company (Westfield), GW&K Investment Management LLC (GW&K), Loomis, Sayles & Company, LP (Loomis), LSV Asset Management (LSV), River Road Asset Management (River Road) and Parametric Portfolio Associates LLC (Parametric).
Westfield, a traditional growth manager, employs a fundamental, bottom-up approach, which seeks to identify reasonably priced stocks with high earnings growth potential.
GW&K uses a bottom-up fundamental research process in order to identify high quality companies with sustainable long-term earnings growth rates.
Loomis looks to provide a lower volatility approach to high growth investing by seeking companies with high quality business models that have differentiated and sustainable growth opportunities.
LSV, a quantitative value manager, seeks deep value, out-of-favor companies with recent momentum. LSV avoids introducing any judgmental biases or behavioral weaknesses into their investment process.
River Road, a fundamental absolute value manager, focuses on purchasing companies that are priced at a modest discount to their absolute value and possess superior fundamental business characteristics.
Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.
Market Commentary and Fund Performance
Amidst a backdrop of moderating inflation growth, continued strength in economic data, and a pivot towards more supportive monetary policy trends, financial markets broadly performed well over the 2024 fiscal year ending March 31, 2024. Geopolitical tensions remained a concern, and markets experienced periods of volatility. Despite these uncertainties, equities ended the fiscal year near all-time historic highs and credit spreads narrowed. Rapid technological change and advancements in Artificial Intelligence have had a transformative impact, driving innovation and reshaping industries worldwide. The narrative around climate change continues to evolve, and the past year saw an increase in extreme weather events which had broad reaching impact. Supply chain dynamics have shifted, and while COVID-related impacts have moderated, there continue to be a host of challenges to navigate, including cyberattacks targeting supply chain infrastructure, trade tensions, and commodity price fluctuations. Finally, shifting labor market dynamics have been front and center, as we confront demographic shifts such as the aging workforce, remote and hybrid work trends persisting and evolving, and changes in immigration policies and flows.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer US Small/Mid Cap Equity Fund

For the 12-month-period ended March 31, 2024, the U.S. equity market, as measured by the Russell 3000® Index2, returned 29.29%. Within the Russell 2500® Index, the Fund’s benchmark, the best performing sectors for the fiscal year were industrials and energy with returns of 33.41% and 27.60%, respectively. Underperforming sectors for the fiscal year were communication services and utilities, with returns of -3.51% and 4.94%, respectively. The top performing industries for the fiscal year were technology hardware and construction materials with returns of 293.77% and 86.49%, respectively. The underperforming industries for the fiscal year were health care technology and diversified telecommunication services with negative returns of -20.63% and -18.33%, respectively.
The Mercer U.S. Small/Mid Cap Equity Fund outperformed the Russell 2500® Index for the period. The Fund’s exposure to size and value helped drive performance for the year. Security selection, particularly in the cyclical sectors such as utilities, financials, energy and materials contributed towards performance while selection in the health care, information technology, industrials, consumer staples and consumer discretionary sectors detracted from performance for the fiscal year. From an allocation standpoint, the Fund’s underweight position in the real estate and communication services sectors coupled with its overweight to the industrials sector contributed towards performance while the Fund’s underweight to the financial sector combined with its overweight to the consumer staples sector detracted from performance.
Westfield outperformed for the fiscal year. Their larger market capitalization bias provided a tailwind towards performance coupled with their strong security selection in the industrials, energy and consumer discretionary sectors.
Loomis’ underperformance for the fiscal year can be attributed to their security selection within the information technology and industrials sectors. In addition, within the information technology sector, their underperformance was driven by not owning specific names due to their investment process that outperformed over the year.
GW&K‘s outperformance was attributed to its strong security selection in the materials sector, particularly within the construction materials and chemicals industries. In addition, their security selection across the information technology, energy and industrials sectors contributed towards their performance for the fiscal year.
LSV’s outperformance for the period was driven by its deep value style being in favor, which is evident with its security selection in multiple sectors to include the utilities, information technology, consumer discretionary, financials and industrials contributing towards performance.
River Road’s outperformance for the period was driven by their exposure to value along with their lower volatility approach to investing. In addition, their lack of exposure to REITs and stock selection in utilities contributed towards performance for the fiscal year.
Parametric utilizes exchange-traded futures replicating the Fund’s benchmark to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, creating positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.
Risk Considerations
The Fund invests in both growth stocks and value stocks. Growth stocks may be particularly sensitive to market conditions. Investing in value stocks involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-traded equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer US Small/Mid Cap Equity Fund
March 31, 2024

Comparison of Change in Value of a hypothetical $10,000 Investment in Mercer US Small/Mid Cap Equity Class Y-3 Shares vs. the Russell 2500® Index for the period 4/1/14 through 3/31/24

Mercer US Small/Mid Cap Equity - Class Y-3
Russell 2500® Index
$25,000
$20,000
$15,000
$10,000
$5,000
$23,326
$22,975
4/1/14
3/31/15
3/31/16
3/31/17
3/31/18
3/31/19
3/31/20
3/31/21
3/31/22
3/31/23
3/31/24

AVERAGE ANNUAL TOTAL RETURNS
FUND AND INCEPTION DATE	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Mercer US Small/Mid Cap Equity Fund – Class Y-3 – 08/15/2005	21.61%	11.12%	8.68%	8.69%
Mercer US Small/Mid Cap Equity Fund – Class I – 06/27/2023	—	—	—	19.50%*
Russell 2500® Index	21.43%	9.90%	8.84%	9.25%
1  Russell 2500® Index measures the performance of the small-to mid-cap segment of the U.S. equity universe. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The index is unmanaged and cannot be invested in directly.
2 Russell 3000® Index measures the performance of 3,000 stocks and includes all large-cap, mid-cap and small-cap US equities, along with some microcap stocks. The index is designed to represent approximately 98% of investable US equities by market capitalization.
* Mercer US Small/Mid Cap Equity Fund - Class I inception date was June 27, 2023. Return represents cumulative return, not annualized.
The Fund's total annual gross operating expense ratio for Class Y-3 is 0.95% and for Class I is 1.20%. Please see the Fund's most recent Prospectus.
The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer US Small/Mid Cap Equity Fund
March 31, 2024

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’ s website at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.
Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Emerging Markets Equity Fund

Investment Objective and Benchmark
The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI Emerging Markets® Index1.
Investment Strategy
The Fund invests principally in equity securities of large, medium and small capitalization companies, located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European and Global Depositary receipts. Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.
Performance
For the fiscal year ended March 31, 2024, the Fund’s Y-3 share class performance was 1.60% compared to its benchmark return of 8.15%. For the period ended March 31, 2024, the Fund’s I share class has less than a full year of performance history, but from its inception on June 27, 2023 through March 31, 2024, performance was 1.10% compared to its benchmark return of 7.40% for the same period. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.
The Sub-Advisers
As of March 31, 2024, the Fund employed six sub-advisers and one sub-sub-adviser: Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), William Blair Investment Management LLC (William Blair), Origin Asset Management LLP (Origin), Bennbridge U.S. LLC which utilizes certain personnel of Skerryvore Asset Management LLP (together referred to as Bennbridge/Skerryvore), Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (as sub-sub-adviser) (together, referred to as Schroders) and Parametric Portfolio Associates LLC (Parametric).
Barrow Hanley manages a fundamentally driven, value oriented strategy. Their process focuses on identifying companies trading in the bottom one third of the Emerging Markets universe from a valuation standpoint, and conducts in-depth fundamental analysis to identify strong companies positioned well for a business turnaround.
William Blair has a quality growth philosophy and process focused on finding those companies that can achieve a higher growth rate for a longer period of time than the market expects. William Blair looks for companies with experienced and motivated management teams, unique business models and attractive financial characteristics.
Origin’s portfolio is managed using a quantitative process focused on companies with high and improving cash flow return on investment, selling at discounted valuations of expected future growth versus historical growth and that also display fundamental and price momentum. The portfolio is managed to have a higher tracking error and high active share.
Bennbridge/Skerryvore manages a high quality, concentrated equity strategy with an emphasis on preservation of capital, and sustainability of the businesses in which they invest. The strategy is low turnover, and concentrated, roughly 30-60 names.
Schroders manages a dedicated China allocation for the Fund to exploit alpha2 opportunities within the country. The strategy is a bottom up, fundamental strategy, relying on a team of experienced analysts and PMs to source and evaluate potential investments. The strategy is based on the belief that investing in quality businesses, with sustainable competitive advantages, and focus on shareholder value, trading at reasonable valuations will outperform over time.
Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Emerging Markets Equity Fund

Market Commentary and Fund Performance
Amidst a backdrop of moderating inflation growth, continued strength in economic data, and a pivot towards more supportive monetary policy trends, financial markets broadly performed well over the 2024 fiscal year ending March 31, 2024. Geopolitical tensions remained a concern, and markets experienced periods of volatility. Despite these uncertainties, equities ended the fiscal year near all-time historic highs and credit spreads narrowed. Rapid technological change and advancements in Artificial Intelligence have had a transformative impact, driving innovation and reshaping industries worldwide. The narrative around climate change continues to evolve, and the past year saw an increase in extreme weather events which had broad reaching impact. Supply chain dynamics have shifted, and while COVID-related impacts have moderated, there continue to be a host of challenges to navigate, including cyberattacks targeting supply chain infrastructure, trade tensions, and commodity price fluctuations. Finally, shifting labor market dynamics have been front and center, as we confront demographic shifts such as the aging workforce, remote and hybrid work trends persisting and evolving, and changes in immigration policies and flows.
For the year ended March 31, 2024, U.S. equities, measured using the Russell 1000® Index3, surged nearly 30% on the back of strong performance from technology companies. Compared to the U.S., international developed markets lagged, with the MSCI EAFE® Index4 increasing by 15.3% over the period. The MSCI Emerging Markets® Index (the Fund’s benchmark) experienced weaker growth, rising by 8.2% for the 12-month period ended March 31, 2024. In local currency terms MSCI EAFE® Index and MSCI Emerging Markets® Index posted higher returns, as the US dollar appreciated compared to other major currencies.
Within emerging markets, China continued to lag as its post-COVID recovery sputtered. Investor sentiment was weighed down by concerns over the property market, high youth unemployment, and the lack of large government stimulus efforts to jumpstart the economy and inject much needed confidence in the market. The resulting performance was weak, with the MSCI China Index5 declining by 17% during the year. Despite weakness from China there were bright spots in emerging markets. India, Taiwan, and South Korea all posted strong double digit returns for the year driven by strong economic growth, and in the case of Taiwan and South Korea, world leading semiconductor industries that benefitted from excitement surrounding Artificial Intelligence. Latin America also performed well, particularly Brazil and Mexico, the former benefiting from strong energy markets throughout the fiscal year and the latter benefiting from a shift in supply chains away from China.
From a style standpoint more value-oriented companies (those trading at low stock prices relative to their earnings and cashflows) performed strongly vs more expensive companies. Three of the top five best performing sectors for the year were Energy 37%, Financials 15%, and Industrials 4%, all more typical value-oriented areas of investment. The performance from value was barreled with strong performance form technology 27%, largely driven by semiconductors 37%, and tech hardware 33%. The largest company in the Index, TSMC, rose a staggering 42% during the year and ended at 8.3% of the MSCI Emerging Markets® Index.
For the 12-month period ending March 31, 2024, the Mercer Emerging Markets Equity Fund underperformed the MSCI Emerging Markets® Index by 6.6%. The Fund’s underperformance was driven in large part by weak returns from two sub-advisers, Barrow Hanley and Schroders.
Barrow Hanley, the value-oriented manager in the portfolio, underperformed the MSCI Emerging Markets Index by 8% during the fiscal year. Given their valuation focus, the strategy was underweight to more expensive areas of the market which outperformed, including India, Taiwan, and technology companies broadly. The strategy also suffered from an overweight allocation to China which is cheap on a relative basis but continued to struggle due to a sluggish post-COVID recovery and concerns around the property sector. On the positive side, holdings in Brazil and South Korea contributed.
The William Blair Emerging Markets strategy underperformed the MSCI Emerging Markets® Index by roughly 4.0% over the trailing 12-month period ending March 31, 2024. While William Blair’s quality growth style was a slight headwind, underperformance came largely from specific names and positioning within India, Mexico, and China. Financials were a challenging area as HDFC bank sold off during the period. Underperformance in Mexico was driven by a holding in Grupo Aeroport Del Pacific, which experienced regulatory headwinds during the period. Top contributors included Banco Pactual, MercadoLibre and Taiwanese holdings during the trailing 12-months.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Emerging Markets Equity Fund

Bennbridge/Skerryvore outperformed by 0.6% for the fiscal year ending March 31, 2024. The portfolio continues to be focused on higher quality businesses with strong alignment with minority shareholders. This process has led the team to favor businesses in India and Mexico over China, which was additive to performance over the year. In particular consumer names FEMSA (Mexico), Raia Drogasil (Brazil), and Bajaj Auto (India) along with pharmaceutical company Cipla (India) were among the largest contributors. On the negative side, a relative underweight to the semiconductor complex detracted.
Origin outperformed by 2% during the one-year period ending March 31, 2024. A number of stock characteristics that Origin targets as part of their investment philosophy, including momentum, sentiment, and valuation were largely in favor creating a tailwind to performance. Holdings in Taiwan, Brazil, and China were among the strongest contributors, along with technology and financials companies broadly. On the negative size, South Korean and Indian holdings lagged on a relative basis.
The portion of the Fund allocated to Schroders, which pursues investment opportunities in China, underperformed for the year. Holdings in technology financials and health care were among the largest detractors as a combination of regulatory headwinds and a sluggish consumer spending negatively impacted specific holdings. A relative lack of exposure to large state-owned banks and energy companies, along with selection within the large ecommerce and gaming names were additional headwinds.
Parametric utilizes exchange-traded futures to replicate the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.
Risk Considerations
The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivatives (such as futures, forwards, options, or swaps), which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Emerging Markets Equity Fund
March 31, 2024

Comparison of Change in Value of a hypothetical $10,000 Investment in Mercer Emerging Markets Equity Class Y-3 Shares vs. the MSCI Emerging Markets® Index for the period 4/1/14 through 3/31/24

Mercer Emerging Markets Equity - Class Y-3
MSCI Emerging Markets® Index
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
4/1/14
3/31/15
3/31/16
3/31/17
3/31/18
3/31/19
3/31/20
3/31/21
3/31/22
3/31/23
3/31/24
$13,374
$11,514

AVERAGE ANNUAL TOTAL RETURNS
FUND AND INCEPTION DATE	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Mercer Emerging Markets Equity Fund – Class Y-3 – 05/01/2012	1.60%	0.26%	1.42%	1.43%
Mercer Emerging Markets Equity Fund – Class I – 06/27/2023	—	—	—	1.10%*
MSCI Emerging Markets® Index	8.15%	2.22%	2.95%	2.61%
1 MSCI Emerging Markets® Index measures the performance of equity securities in global emerging markets. The index is unmanaged and cannot be invested in directly.
2 Alpha measures the amount that the investment has returned in comparison to the market index or other broad benchmark that it is compared against.
3 Russell 1000® Index measures the performance of the large cap segment of the U.S. equity universe.
4 MSCI EAFE® Index measures the performance of equity securities in developed markets outside of North America, including Europe, Australasia, and the Far East.
5 The MSCI China Index captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). With 704 constituents, the index covers about 85% of this China equity universe.
* Mercer Emerging Markets Equity Fund - Class I inception date was June 27, 2023. Return represents cumulative return, not annualized.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Emerging Markets Equity Fund
March 31, 2024

The Fund's total annual gross operating expense ratio for Class Y-3 is 0.87% and for Class I is 1.12%. Please see the Fund's most recent Prospectus.
The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.
The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’ s website at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.
Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Global Low Volatility Equity Fund

Investment Objective and Benchmark
The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI World® Index1. Effective April 11, 2024, the Fund's secondary index2 is a blended benchmark consisting of 70% MSCI World Minimum Volatility Index and 30% MSCI World Index.
Investment Strategy
The Fund invests principally in equity securities of U.S. and foreign issuers, of large, medium and small capitalization companies. Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock- selection and country allocation decisions independently of the underlying currency.
Performance
For the fiscal year ended March 31, 2024, the Fund’s Y-3 share class performance was 18.14% compared to its benchmark return of 25.11% and its secondary benchmark of 15.73%. For the fiscal year ended March 31, 2024, the Fund’s I share class has less than a full year of performance history, but from its inception on June 27, 2023 through March 31, 2024, performance was 15.06% compared to its benchmark return of 20.40% and its secondary benchmark of 13.91% for the same period. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.
The Sub-Advisers
As of March 31, 2024, the Fund employed five sub-advisers: Acadian Asset Management LLC (Acadian), Martingale Asset Management, L.P. (Martingale), Ninety One North America, Inc (Ninety One), Veritas Asset Management LLP (Veritas) and Parametric Portfolio Associates LLC (Parametric).
Acadian is the Fund’s dedicated minimum variance manager for developed economies outside the U.S. The strategy applies a quantitative investment process, using mathematical and statistical methods, to the EAFE + Canada universe of securities and emphasizes low-volatility securities, low correlations between securities and a high degree of portfolio diversification with the goal of constructing a portfolio with lower levels of absolute volatility compared to the benchmark. Additionally, the strategy applies Acadian’s stock forecast and top-down alpha3 model, which measures the active return on an investment for performance as compared with a suitable market index, in order to enhance the returns. The portfolio does not employ tight constraints vs the benchmark across capitalization and/or sectors, enhancing its ability to more effectively manage portfolio volatility.
Martingale is the Fund’s dedicated minimum variance manager for the U.S. region. The strategy uses a systematic process of investing in stocks with lower stock price volatility and attractive fundamental factors such as value, quality and momentum. The portfolio aims to deliver equity-like market returns with lower volatility and less downside risk than the market index. Martingale’s core process includes reconstituting the Russell 1000® Index4 into a proprietary “Stability Index”, which Martingale believes more accurately reflects stock risk properties based on longer-term company fundamentals as well as high frequency short-term risk signals. The strategy is managed against the derived Stability Index, which measures the degree of change (or stability) of the market, by applying stock and industry alpha forecasting models and optimizing to minimize the portfolio’s absolute volatility.
Ninety One manages a concentrated portfolio of exceptionally high-quality companies, operating in stable or growing industries with high barriers to entry and low capital intensity. The team uses bottom up fundamental analysis to select businesses that display the best combination of high quality, sustainable growth and compelling valuations. Fundamental analysis focuses on companies with “franchise” characteristics and competitive advantages. Their evidence suggests that dominant intangible assets (low capital intensity) such as high customer loyalty, brands, patents, licenses, copyrights, and distribution networks are difficult to create and more difficult for competitors to duplicate. Enduring franchises consistently generate high returns on capital and compound shareholder wealth. Companies will have high return on capital investment, high gross margins, low leverage, low capital intensity, above average growth and stable cash flow generation.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Global Low Volatility Equity Fund

Veritas uses an unconstrained, fundamentally driven, rigorous research process with a long-term horizon. Veritas believes that companies with sustainable competitive advantage and benefiting from long-term drivers of growth, purchased at attractive valuations, will deliver performance in excess of the benchmark over time. The strategy may hold up to 20% cash.
Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.
Market Commentary and Fund Performance
Amidst a backdrop of moderating inflation growth, continued strength in economic data, and a pivot towards more supportive monetary policy trends, financial markets broadly performed well over the 2024 fiscal year ending March 31, 2024. Geopolitical tensions remained a concern, and markets experienced periods of volatility. Despite these uncertainties, equities ended the fiscal year near all-time historic highs and credit spreads narrowed. Rapid technological change and advancements in Artificial Intelligence have had a transformative impact, driving innovation and reshaping industries worldwide. The narrative around climate change continues to evolve, and the past year saw an increase in extreme weather events which had broad reaching impact. Supply chain dynamics have shifted, and while COVID-related impacts have moderated, there continue to be a host of challenges to navigate, including cyberattacks targeting supply chain infrastructure, trade tensions, and commodity price fluctuations. Finally, shifting labor market dynamics have been front and center, as we confront demographic shifts such as the aging workforce, remote and hybrid work trends persisting and evolving, and changes in immigration policies and flows.
For the year ended March 31, 2024, U.S. equities, measured using the Russell 1000® Index, surged nearly 30% on the back of strong performance from technology companies. Compared to the U.S., international developed markets lagged, with the MSCI EAFE® Index5 increasing by 15.3% over the period. The MSCI Emerging Markets® Index6 (the Fund’s benchmark) was weaker yet, rising by 8.2% for the 12-month period ended March 31, 2024. In local currency terms MSCI EAFE® Index and MSCI Emerging Markets® Index posted higher returns, as the US dollar appreciated compared to other major currencies.
The Fund’s underperformance for the fiscal year was largely driven by its lower beta7 profile amid the rebound in markets after a challenging calendar year 2022. For the year ending March 31, 2024, the MSCI World Minimum Volatility Index8 underperformed the MSCI World® Index by 13.2%; the US (MSCI USA Minimum Volatility Index9) outperformed its international counterpart (MSCI World ex USA Minimum Volatility Index10) by approximately 7.9%. In the US, strong returns and high momentum driven optimism related to easing monetary policy and Artificial Intelligence challenged active management as well as quality. Market concentration continued, with the Magnificent Seven gaining significant market share; however, investors saw a broadening in market outperformance in Q1 2024. Outside the US, continued economic resilience and moderating inflation served as a headwind for quality.
Martingale underperformed the Russell 1000® Index by approximately 9.0%. Strong bull markets are typically challenging environments for defensive strategies, and the trailing 12 months was no exception. Sector allocation detracted from relative return due to overweighting defensive areas of the market (consumer staples, health care, and utilities) as well as underweighting the higher risk technology sector. Security selection was also negative, reflective of investor exuberance for higher risk securities, particularly in the technology and communication services sectors.  Notably, the strategy outperformed the comparably defensive MSCI USA Minimum Volatility Index over this same period.
Acadian underperformed the MSCI EAFE® Index by about 2.5%; both sector allocation, as well as security selection were detractors. From a sector allocation perspective, an overweight to consumer staples accounted for the majority of losses. Losses related to security selection in communication services and information technology were offset by gains in consumer staples.
Performance for Veritas was also challenged over the fiscal year 2024, underperforming the MSCI World® Index by 5.4%, as sector allocation and security selection detracted equally from the portfolio. The strategy’s underweight to information technology and overweight to defensive sectors such as healthcare were headwinds to overall performance. In terms of security selection, healthcare and communication services were the largest detractors.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Global Low Volatility Equity Fund

Ninety One underperformed the MSCI World® Index by 7.6%, as performance remained challenged mainly due to security selection. Security selection in information technology and financials were detractors. From a sector allocation perspective, losses related to the overweight in consumer staples were more than offset by gains from the overweight in information technology, and zero weights in materials, utilities, real estate, and energy.
Parametric utilizes exchange-traded futures to replicate the Fund’s benchmark with beta of 0.8, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.
Risk Considerations
The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivatives (such as futures, forwards, options, or swaps), which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Global Low Volatility Equity Fund
March 31, 2024

Comparison of Change in Value of a hypothetical $10,000 Investment in Mercer Global Low Volatility Equity Class Y-3 Shares vs. the MSCI World® Index and the Fund’s Secondary Index for the period 4/1/14 through 3/31/24

Mercer Global Low Volatility Equity - Class Y-3
MSCI World® Index
Secondary Index
$25,000
$20,000
$15,000
$10,000
$5,000
$24,545
$23,040
$22,664
4/1/14
3/31/15
3/31/16
3/31/17
3/31/18
3/31/19
3/31/20
3/31/21
3/31/22
3/31/23
3/31/24

AVERAGE ANNUAL TOTAL RETURNS
FUND AND INCEPTION DATE	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Mercer Global Low Volatility Equity Fund – Class Y-3 – 11/06/2012	18.14%	9.03%	8.53%	9.81%
Mercer Global Low Volatility Equity Fund – Class I – 06/27/2023	—	—	—	15.06%*
MSCI World® Index	25.11%	12.07%	9.39%	10.87%
Secondary Index	15.73%	8.30%	8.71%	9.72%
1 MSCI World® Index measures the performance of stocks in 23 developed markets in North America, Europe, and the Asia/Pacific region. The index is unmanaged and cannot be invested in directly.
2 The Secondary Index is a blended benchmark consisting of 70% MSCI World Minimum Volatility Index (reflects no deduction for fees, expenses or taxes) and 30% MSCI World® Index (reflects no deduction for fees, expenses or taxes (other than assumed dividend tax)). The index is unmanaged and cannot be invested in directly.
3 Alpha measures the amount that the investment has returned in comparison to the market index or other broad benchmark that it is compared against.
4 Russell 1000® Index measures the performance of the large cap segment of the U.S. equity universe.
5 MSCI EAFE® Index measures the performance of equity securities in developed markets outside of North America, including Europe, Australasia, and the Far East.
6 MSCI Emerging Markets® Index measures the performance of equity securities in global emerging markets.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Global Low Volatility Equity Fund
March 31, 2024

7 Beta is a measure of how an individual asset moves (on average) when the overall stock market increases or decreases.
8 The MSCI World Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid cap equity universe across 23 Developed Markets countries.
9 The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap USA equity universe.
10 The MSCI World ex USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid cap equity universe across 22 Developed Markets (DM) countries.
* Mercer Global Low Volatility Equity Fund - Class I inception date was June 27, 2023. Return represents cumulative return, not annualized.
The Fund's total annual gross operating expense ratio for Class Y-3 is 0.80% and for Class I is 1.05%.  Please see the Fund's most recent Prospectus.
The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.
The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’ s website at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.
Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Non-US Core Equity Fund

Investment Objective and Benchmark
The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI EAFE® Index1.
Investment Strategy
The Fund invests principally in equity securities issued by non-U.S. companies of any capitalization, located in the world’s developed and emerging capital markets. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities.
Performance
For the fiscal year ended March 31, 2024, the Fund’s Y-3 share class performance was 18.29% compared to its benchmark return of 15.32%. For the fiscal year ended March 31, 2024, the Fund’s I share class performance was 18.08% compared to its benchmark return of 15.32%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.
The Sub-Advisers
As of March 31, 2024, the Fund employed five sub-advisers: Arrowstreet Capital, Limited Partnership (Arrowstreet), American Century Investment Management, Inc. (American Century), Massachusetts Financial Services Company (MFS), LSV Asset Management (LSV) and Parametric Portfolio Associates LLC (Parametric).
Arrowstreet’s strategy seeks to outperform international equity benchmarks through a risk-controlled core approach. Arrowstreet combines sound investment intuition and research with rigorous quantitative tools to identify mispriced stocks around the world. Arrowstreet believes that the key to generating returns in excess of the benchmark involves evaluating the prospects of a security considering the characteristics of the stock itself (direct effects), characteristics of other related stocks (indirect effects) as well as attractiveness of the country and sector basket to which the stock belongs to.
American Century manages its portfolio based on an investment philosophy that companies exhibiting improving or accelerating growth will outperform the market over time. American Century constructs its portfolio through a bottom-up stock selection, which focuses on individual stock selection rather than macroeconomic and market cycles, within a risk aware framework. American Century’s thorough research process seeks to identify companies that are exhibiting an improvement or acceleration in growth where it believes that growth is sustainable but that the earnings power of the company is generally underestimated. American Century can opportunistically invest in emerging market stocks.
MFS’s investment process is based on a fundamental, bottom-up stock selection of high quality companies whose long-term value MFS believes is not adequately reflected in the stock price.
LSV utilizes a quantitative approach, which uses mathematical and statistical methods and seeks deep value stocks that have fallen out of favor with the market, but have recent momentum, either in terms of price or earnings. LSV believes that long-term results are achieved through systematic exploitation of judgmental biases and behavioral weaknesses that influence investor decisions. LSV aims to exploit these biases through the disciplined application of quantitative techniques to drive bottom-up security selection.
Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Non-US Core Equity Fund

Market Commentary and Fund Performance
Amidst a backdrop of moderating inflation growth, continued strength in economic data, and a pivot towards more supportive monetary policy trends, financial markets broadly performed well over the 2024 fiscal year ending March 31, 2024. Geopolitical tensions remained a concern, and markets experienced periods of volatility. Despite these uncertainties, equities ended the fiscal year near all-time historic highs and credit spreads narrowed. Rapid technological change and advancements in Artificial Intelligence have had a transformative impact, driving innovation and reshaping industries worldwide. The narrative around climate change continues to evolve, and the past year saw an increase in extreme weather events which had broad reaching impact. Supply chain dynamics have shifted, and while COVID-related impacts have moderated, there continue to be a host of challenges to navigate, including cyberattacks targeting supply chain infrastructure, trade tensions, and commodity price fluctuations. Finally, shifting labor market dynamics have been front and center, as we confront demographic shifts such as the aging workforce, remote and hybrid work trends persisting and evolving, and changes in immigration policies and flows.
In the first quarter of the year, returns were driven by individual country performance particularly in Japan local currency. That was driven by strong foreign investor interest and weaker yen improving prospects for Japanese exporters. In the second half of the fiscal year, Bank of Japan’s policy change of increase in Japanese government bond yields led to higher interest rate expectations. The second half of the year proved strong for information technology companies as there was a risk on environment and technology was boosted by semiconductor stocks. Momentum was the best performing equity style across all major market followed by value. Growth and minimum volatility underperformed for the fiscal year.
For the fiscal year, in Europe, Australia and Far East (EAFE) markets, information technology 31.5%, financials 26.8% and industrials 23.6% were the best performing sectors while consumer staples -5.6%, utilities 3.4% and communication services 7.0% were the worst performers.
Arrowstreet outperformed the Fund’s benchmark by 10.0%. Arrowstreet’s tilt towards value stocks was a tailwind. An overweight to information technology was the largest sector level contributor due to positive selection within Japan and Germany. An overweight and positive security selection within Italian financials also led to positive returns. An overweight to Japan and positive selection within the industrial sector contributed. Communication services was the only sector level detractor. Chinese financials and consumer discretionary also detracted for the fiscal year.
American Century lagged the Fund’s benchmark by 6.4%. Value outperformed growth during the period, particularly in Japan, which was a significant headwind for American Century as a growth manager. The MSCI Japan Value Index2 outperformed the MSCI Japan Growth Index3 by over 18% during the 2024 fiscal year. From a security selection perspective the majority of the underperformance came within financials, industrials and consumer discretionary.  Stock selection in health care contributed to performance.
MFS outperformed the Fund’s benchmark by 1.0%. An overweight position in the information technology sector was a major contributor for the fiscal year. Weakness in selection in the consumer discretionary sector offset some of the positive gains. In addition, the portfolio’s currency exposure had a positive impact on relative performance during the period.
LSV outperformed the Fund’s benchmark by 3.9%. Selection within financials drove outperformance for the fiscal year. Consumer staples and consumer discretionary was also additive. An underweight to information technology detracted in the later half of the year.
Parametric utilizes exchange-traded futures replicating the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Non-US Core Equity Fund

Risk Considerations
The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Non-US Core Equity Fund
March 31, 2024

Comparison of Change in Value of a hypothetical $10,000 Investment in Mercer Non-US Core Equity Class Y-3 Shares vs. the MSCI EAFE Index® for the period 4/1/14 through 3/31/24

Mercer Non-US Core Equity - Class Y-3
MSCI EAFE Index®
$20,000
$15,000
$10,000
$5,000
$18,080
$15,977
4/1/14
3/31/15
3/31/16
3/31/17
3/31/18
3/31/19
3/31/20
3/31/21
3/31/22
3/31/23
3/31/24

AVERAGE ANNUAL TOTAL RETURNS
FUND AND INCEPTION DATE	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Mercer Non-US Core Equity Fund – Class Y-3 – 08/18/2006	18.29%	8.68%	6.10%	4.74%
Mercer Non-US Core Equity Fund – Class I – 07/22/2021	18.08%	—	—	3.00%
MSCI EAFE Index®	15.32%	7.33%	4.80%	4.95%
1 MSCI EAFE Index® measures the performance of equity securities in developed markets outside of North America, including Europe, Australasia, and the Far East. The index is unmanaged and cannot be invested in directly.
2 The MSCI Japan Value Index captures large and mid cap Japanese securities exhibiting overall value style characteristics. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
3 The MSCI Japan Growth Index captures large and mid cap securities exhibiting overall growth style characteristics in Japan.
The Fund's total annual gross operating expense ratio for Class Y-3 is 0.76% and for Class I is 1.01%  Please see the Fund's most recent Prospectus.
The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Non-US Core Equity Fund
March 31, 2024

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’ s website at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.
Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Core Fixed Income Fund

Investment Objective and Benchmark
The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation. The benchmark for the Fund is the Bloomberg U.S. Aggregate Bond™ Index1.
Investment Strategy
The Fund invests principally in investment grade fixed income securities, including government securities, corporate bonds and securitized bonds, such as mortgage and asset-backed securities. The Fund may also invest in non-investment grade bonds (sometimes called high yield or junk bonds), non-U.S. dollar denominated bonds, and bonds issued by issuers located in emerging capital markets. The Fund may also invest in certain derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns or as a substitute for taking a position in an underlying asset.
Performance
For the fiscal year ended March 31, 2024, the Fund’s Y-3 share class performance was 2.77% compared to its benchmark return of 1.70%. For the period ended March 31, 2024, the Fund’s I share class performance was 2.50% compared to its benchmark return of 1.70%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.
The Sub-Advisers
As of March 31, 2024, the Fund employed three sub-advisers: Manulife Investment Management (US) LLC (Manulife), Income Research & Management (IR&M) and PGIM Fixed Income, a business unit of PGIM, Inc. (Prudential).
Manulife manages its allocated portion of the Fund by seeking to produce superior results through bottom-up active management of sector allocation and issue selection, combined with yield curve positioning. Duration is also managed in line with the benchmark. The investment team capitalizes on their disciplined investment process and adds value by following a relative value approach to sector allocation and issue selection while engaging in intensive fundamental credit research and identifying points on the yield curve with the greatest return potential.
IR&M manages its allocated portion of the Fund based on the belief that careful security selection and higher portfolio income provide superior returns over the long term. Portfolios are constructed using a disciplined, bottom-up investment approach to select attractive securities from the U.S. fixed income universe. A bottom-up approach focuses on the analysis of individual issuers and de-emphasizes the significance of macroeconomic and market cycles with the assumption individual companies can do well even in an industry that is not performing, at least on a relative basis.
Prudential manages its allocated portion of the Fund by seeking to maximize excess return opportunities from sustainable alpha2 sources, such as sector allocation and bottom-up security selection. This process is coupled with a diligent daily portfolio risk evaluation and monitoring process. Research-based security selection is a major source of added value and incorporates both fundamental analysis, by measuring a security’s intrinsic value to determine if undervalued or overvalued, as well as proprietary models, by using software and other means of analysis to gain a competitive edge, which identify relative value and detailed technical review of issuers across both benchmark and non-benchmark sectors, with an emphasis on credit-oriented sectors.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Core Fixed Income Fund

Market Commentary and Fund Performance
Amidst a backdrop of moderating inflation growth, continued strength in economic data, and a pivot towards more supportive monetary policy trends, financial markets broadly performed well over the 2024 fiscal year ending March 31, 2024. Geopolitical tensions remained a concern, and markets experienced periods of volatility. Despite these uncertainties, equities ended the fiscal year near all-time historic highs and credit spreads narrowed. Rapid technological change and advancements in Artificial Intelligence have had a transformative impact, driving innovation and reshaping industries worldwide. The narrative around climate change continues to evolve, and the past year saw an increase in extreme weather events which had broad reaching impact. Supply chain dynamics have shifted, and while COVID-related impacts have moderated, there continue to be a host of challenges to navigate, including cyberattacks targeting supply chain infrastructure, trade tensions, and commodity price fluctuations. Finally, shifting labor market dynamics have been front and center, as we confront demographic shifts such as the aging workforce, remote and hybrid work trends persisting and evolving, and changes in immigration policies and flows.
For the 12-month period ended March 31, 2024, U.S. fixed income market returns, as measured by the Bloomberg U.S. Aggregate Bond™ Index, were positive, stemming from a tightening in spreads as yields remain elevated. Yields continued to rise over the last twelve months with longer-term yields rising more than short-term yields. The 10-year U.S. Treasury yield increased from 3.48% to 4.20% over the period, while the 2-year U.S. Treasury yield rose from 4.06% to 4.59%. The curve steepened due to long-term interest rates increasing at a faster rate than short-term rates, with the spread between 10-year and 2-year U.S. Treasury yields changing from -58 basis points3 (bps) to -39bps. Interest rates were volatile throughout the period. At the beginning of the fiscal year, markets still had yet to digest how far the Federal Reserve would need to go to tame inflation. As the year progressed, inflation trended lower and markets began pricing in a shift in the Federal Reserve’s approach towards a more accommodative policy, including potential rate cuts. Consequently, rates saw a strong rally in the last two months of 2023, though a series of better than expected economic data in the first quarter of 2024 caused yields to sell off again. Despite ongoing volatility in interest rates, corporate credit spreads continued tightening. Both investment grade and high yield issuers performed well, with spreads in both markets ending the period below long-term averages and approaching historically tight levels.
The Fund’s return was positive in relative terms as it outperformed the Bloomberg U.S. Aggregate Bond™ Index for the fiscal year ended March 31, 2024. The majority of outperformance was due to a combination of positive contributions from security selection and the Fund’s allocation to spread sectors, particularly during the 4th quarter of 2023 and the 1st quarter of 2024 as spreads tightened. Spread sectors are sectors of fixed income securities that provide an additional yield, or spread, over the yield of a risk-free government bond.
The respective performance results of each sub-adviser was in line with expectations based on risk posture. Manulife has the largest share of the risk-allocation within the Fund. Manulife’s sector allocation, led by an out-of-benchmark exposure to high yield corporates, underweight to US Treasuries, and modest overweight to investment grade corporates led the manager to outperform for the fiscal year.
Prudential had a marginally less aggressive allocation to spread sectors relative to Manulife, but was still overweight relative to the Fund’s benchmark. Positioning within high quality structured products, investment grade corporates, and high yield corporates contributed to performance as spreads across these sectors tightened and produced positive excess returns.
IR&M outperformed the Fund’s benchmark over the trailing 12-month period. Their bias towards higher quality corporate bonds as well as their tactical rotation of spread exposure led them to outperform.
Risk Considerations
The Fund is subject to the risks that the underlying bonds in its portfolio are subject to, including credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in foreign securities, which may expose the Fund to currency and exchange rate fluctuations, derivatives (such as futures, options, or swaps) and high yield bonds (also known as “junk” bonds). These investments may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may also experience high portfolio turnover, which may result in higher transaction costs and capital gains.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Core Fixed Income Fund
March 31, 2024

Comparison of Change in Value of a hypothetical $10,000 Investment in Mercer Core Fixed Income Class Y-3 Shares vs. the Bloomberg U.S. Aggregate Bond™ Index for the period 4/1/14 through 3/31/24

Mercer Core Fixed Income - Class Y-3
Bloomberg U.S. Aggregate Bond™ Index
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
4/1/14
3/31/15
3/31/16
3/31/17
3/31/18
3/31/19
3/31/20
3/31/21
3/31/22
3/31/23
3/31/24
$12,109
$11,659

AVERAGE ANNUAL TOTAL RETURNS
FUND AND INCEPTION DATE	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Mercer Core Fixed Income Fund – Class Y-3 – 08/15/2005	2.77%	1.00%	1.93%	3.25%
Mercer Core Fixed Income Fund – Class I – 12/27/2021	2.50%	—	—	-4.09%
Bloomberg U.S. Aggregate Bond™ Index	1.70%	0.36%	1.54%	3.03%
1 Bloomberg U.S. Aggregate BondTM Index is an index that measures the performance of securities from the Bloomberg U.S. Government/ Corporate Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index. The Bloomberg U.S. Aggregate BondTM Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities, and international U.S. dollar-denominated bonds. All securities contained in the Bloomberg U.S. Aggregate BondTM Index have a minimum term to maturity of one year. The index is unmanaged and cannot be invested in directly.
2 Alpha measures the amount that the investment has returned in comparison to the market index or other broad benchmark that it is compared against.
3 Basis Points: A common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.
The Fund's total annual gross operating expense ratio for Class Y-3 is 0.39% and for Class I is 0.64%  Please see the Fund's most recent Prospectus.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Core Fixed Income Fund
March 31, 2024

The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.
The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’ s website at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.
Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Opportunistic Fixed Income Fund

Investment Objective and Benchmark
The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The Fund’s primary benchmark is the ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged1. The Fund’s secondary benchmark2 is a blended benchmark consisting of 35% Bloomberg Global Aggregate Corporate Total Return Index Hedged3, 17.5% Bloomberg Global High Yield Index4, 10.5% JP Morgan CEMBI Diversified Index5, 7% S&P/LSTA Leveraged Loan Index6, and 30% JPMorgan GBI-EM Diversified Index7.
Investment Strategy
The Fund invests principally in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography, issuer type, quality and currency denomination. The Fund may invest in derivatives such as futures (including among others, interest rate futures), swaps (currency, interest rate, credit default and total return), forwards, options, and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, risk management, efficient portfolio management, enhance total returns, or as a substitute for taking position in the underlying asset.
Performance
For the fiscal year ended March 31, 2024, the Fund’s Y-3 share class performance was 7.54% compared to its primary benchmark return of 11.09% and secondary benchmark return of 7.67%. For the fiscal year ended March 31, 2024, the Fund's I share class has less than a full year of performance history, but from its inception on June 27, 2023 through March 31, 2024, performance was 5.53% compared to its primary benchmark return of 9.76% and the secondary benchmark of 6.27% for the same period. Performance of the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.
The Sub-Advisers
As of March 31, 2024, the Fund employed five sub-advisers and one sub-sub-adviser: Western Asset Management Company, LLC and Western Asset Management Company Limited (as sub-sub-adviser) (together referred to as WAMCO), Loomis, Sayles & Company, L.P. (Loomis), BlackRock International Limited (BlackRock), Colchester Global Investors Limited (Colchester) and Ninety One North America, Inc (Ninety One).
In managing its allocated portion of the Fund’s portfolio, Ninety One primarily focuses on investing in local currency debt. Additionally, it has the ability to diversify their investments by allocating a portion to hard currency sovereign and corporate debt. Their investment process incorporates both top-down and bottom-up factors to effectively manage the portfolio. As a defensive-style strategy, Ninety One adopts a total return approach in the Emerging Market Debt (EMD) space. Their objective is to achieve lower volatility over time and mitigate downside risk.
In managing its allocated portion of the Fund’s portfolio, Loomis invests in debt of issuers globally. Loomis produces country specific credit cycle views and forward looking financial market regimes as inputs to portfolio construction. Security selection is then carried out by the investment team with input from a team of credit analysts who maintain a comprehensive database of internal ratings. The investment team will also engage in active duration positioning although security and sector selections are identified as main drivers of performance.
In managing its allocated portion of the Fund’s portfolio, WAMCO employs an active, team-managed investment approach around a long-term, value-oriented investment philosophy. The portfolio seeks to harvest income opportunities by constructing a diversified portfolio that includes investment-grade and high yield corporate credit, non-dollar debt, bank loans, Credit Loan Obligations (CLO), emerging markets sovereign and corporate debt, and a variety of structured credit (Residential Mortgage Backed Security (RMBS), Commercial Mortgage Backed Securities (CMBS), Asset Backed Securities (ABS)). WAMCO seeks to add value through sector rotation, issue selection, duration management, yield curve positioning, and tail risk hedging.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Opportunistic Fixed Income Fund

In managing its allocated portion of the Fund’s portfolio, Colchester invests in sovereign debt issued by emerging market borrowers denominated in each issuer’s local currency. Colchester’s portfolio construction process is based on a quantitative model, using mathematical and statistical methods, that promotes allocation to countries and currencies identified based on attractive real yields for bonds and attractive valuations for currencies, complemented by sound financial characteristics and Environmental, Social and Governance (ESG) considerations.
In managing its allocated portion of the Fund’s portfolio, BlackRock invests in emerging market debt securities denominated in local currency. BlackRock’s portfolio construction process implements a top down philosophy focused on identifying economic or market themes that impact asset prices. The themes inform the team’s market views and portfolios are positioned to benefit from directional moves in the market.
Market Commentary and Fund Performance
Amidst a backdrop of moderating inflation growth, continued strength in economic data, and a pivot towards more supportive monetary policy trends, financial markets broadly performed well over the 2024 fiscal year ending March 31, 2024. Geopolitical tensions remained a concern, and markets experienced periods of volatility. Despite these uncertainties, equities ended the fiscal year near all-time historic highs and credit spreads narrowed. Rapid technological change and advancements in Artificial Intelligence have had a transformative impact, driving innovation and reshaping industries worldwide. The narrative around climate change continues to evolve, and the past year saw an increase in extreme weather events which had broad reaching impact. Supply chain dynamics have shifted, and while COVID-related impacts have moderated, there continue to be a host of challenges to navigate, including cyberattacks targeting supply chain infrastructure, trade tensions, and commodity price fluctuations. Finally, shifting labor market dynamics have been front and center, as we confront demographic shifts such as the aging workforce, remote and hybrid work trends persisting and evolving, and changes in immigration policies and flows.
The period began with a gradual stabilization of markets after the banking crisis earlier in the year. After fears of global recession concerns began to dissipate in June, a broader risk on sentiment spilled over into the EMD asset class. This was informed by a favorable global inflation outlook and resilient global growth led by the US which increased the probability of a soft landing. This optimism began to fade in mid-July, as 10-year US treasury yields began their months long grind higher which proved too strong a headwind for EMD, leading to a significant sell off across the asset class. US treasury yields continued to rise and neared multi-year highs in mid-October 2023. US rates began to rally and continued to do so into the end of the year, acting as a tailwind for the asset class. In late 2023, the relentless rally came to an end as valuations became quite stretched. US rates spent the first quarter of 2024 somewhat range bound with further repricing being the primary risk for the asset class. A broader risk on sentiment saw a notable demand for the riskier parts of the asset class into the end of March 2024, particularly in spread assets with high yielding sovereigns performing strongly.
JPM GBI-EM Global Diversified Index8 of local currency Emerging Market government returned 4.91% in U.S. dollar terms over the 12-month period ending March 31, 2024. The asset class was hit by reduced investor risk appetite, continued volatility in US Treasury yields and geopolitical tensions related to the Israel-Hamas conflict, and the ongoing war in Ukraine.
During the period, WAMCO and Loomis underperformed their component of the Fund’s secondary benchmark with both managers struggling to meaningfully capitalize on opportunistic sector exposures. For WAMCO, high yield corporate credit was the largest contributor as spreads tightened. Duration/curve positioning was a detractor as the positive contribution when U.S. Treasury yields fell during fourth quarter 2023 was offset by the negative contribution when yields rose over the remainder of the period. For Loomis, allocations to Emerging Markets assets, Bank Loans, and Securitized assets also positively affected period absolute performance. These aggregate impacts were only partially offset by negative effect from our allocation to Risk Management tools.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Opportunistic Fixed Income Fund

During the period, Blackrock, Colchester, and Ninety One outperformed their component of the Fund’s secondary benchmark, the JPM GBI-EM Diversified Index government bond benchmark. BlackRock delivered positive active performance over the period, driven entirely by outperformance in the rates segment, whilst the foreign currency exchange (FX) segment slightly detracted from performance. Colchester’s outperformance was from both bond and currency selection. Bond selection contributed 0.76% to relative returns, with the top three bond contributors being the overweight positions in Brazil and Colombia and the underweight position in Turkey. Currency selection contributed 4.66% to relative returns, with the top three currency contributors being the overweight position in the Colombian Peso and underweight positions in the Chinese Yuan and Thai Baht. For Ninety One, 80 basis points9 (bps) of outperformance since inception (June 15, 2023) driven by cautious positioning in more volatile FX markets, especially in Asia. The portfolio also benefitted from not holding Turkish local currency bonds when a shift to more orthodox policymaking post the presidential election resulted in interest rate hikes. In contrast, light positioning in the Mexican Peso held back performance; the currency was helped by the country’s current account balance remaining strong and domestic activity robust.
Risk Considerations
The Fund invests in non-investment grade and emerging market fixed income securities that involve certain risks such as higher volatility, currency fluctuation, political and social instability and reduced market liquidity. The Fund is subject to the risks that the underlying bonds in its portfolio are subject to, including credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in foreign securities, which may expose the Fund to currency and exchange rate fluctuations, derivatives (such as futures, options and swaps) and high yield bonds (also known as “junk” bonds). These investments may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Opportunistic Fixed Income Fund
March 31, 2024

Comparison of Change in Value of a hypothetical $10,000 Investment in Mercer Opportunistic Fixed Income Class Y-3 Shares vs. the ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged and the Fund’s Secondary Index for the period 4/1/14 through 3/31/24

Mercer Opportunistic Fixed Income - Class -Y-3
ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged
Secondary Index
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
4/1/14
3/31/15
3/31/16
3/31/17
3/31/18
3/31/19
3/31/20
3/31/21
3/31/22
3/31/23
3/31/24
$14,129
$11,926
$11,167

AVERAGE ANNUAL TOTAL RETURNS
FUND AND INCEPTION DATE	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Mercer Opportunistic Fixed Income Fund – Class Y-3 – 08/21/2013	7.54%	2.38%	1.11%	1.70%
Mercer Opportunistic Fixed Income Fund – Class I – 06/27/2023	—	—	—	5.53%*
ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged	11.09%	3.12%	3.52%	4.11%
Secondary Index	7.67%	2.21%	1.73%	1.94%
1 ICE Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged contains all securities in The Bank of America Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.
2 The Fund’s secondary benchmark is a blended benchmark consisting of 35% Bloomberg Global Aggregate Corporate Total Return Index Hedged, 17.5% Bloomberg Global High Yield Index, 10.5% JP Morgan CEMBI Diversified Index, 7% S&P/LSTA Leveraged Loan Index, and 30% JP Morgan GBI-EM Diversified Index.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Opportunistic Fixed Income Fund
March 31, 2024

3 Bloomberg Global Aggregate Corporate Total Return Index Hedged is a measure of global investment grade, fixed-rate corporate debt. This multi-currency benchmark includes bonds from developed and emerging markets issuers within the industrial, utility and financial sectors.
4 Bloomberg Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the US High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices.
5 J.P. Morgan CEMBI Broad Diversified Core Index (CEMBI CORE) tracks the performance of US dollar denominated bonds issued by emerging market corporate entities. The CEMBI CORE follows the methodology of the flagship J.P. Morgan CEMBI Broad Diversified (CEMBIB Dividend) closely, while offering a more liquid and higher credit quality subset.
6 S&P (Standard and Poor’s/LSTA (Loan Syndications and Trading Association) Leveraged Loan 100 Index is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads, and interest payments.
7 J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Indices are comprehensive Emerging Markets debt benchmarks that track local currency bonds issued by Emerging Market governments. The GBI-EM Indices are comprised of only those countries from the GBI universe that meet our criteria for an Emerging Market, resulting in 18 countries from four regions. For the Diversified version of the Index, the methodology uses only a limited portion of a country’s current face amount outstanding for calculating weights. The adjusted face amount used in calculating a country’s weight is based on the respective country’s relative size in the index and the average size of all countries.
8 The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, fixed-rate, domestic currency government bonds which international investors can readily access. The index excludes countries where local market investing is subject to explicit capital controls, but eligibility consideration does not factor in regulatory/tax hurdles.
9 Basis Points: A common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.
* Mercer Opportunistic Fixed Income Fund - Class I inception date was June 27, 2023. Return represents cumulative return, not annualized.
The Fund's total annual gross operating expense ratio for Class Y-3 is 0.88% and for Class I is 1.13%. Please see the Fund's most recent Prospectus.
The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.
The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’ s website at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.
Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Short Duration Fixed Income Fund

Investment Objective and Benchmark
The Fund seeks to outperform the reference benchmark over a full market cycle while providing stability during volatile interest-rate periods and serving as an effective defense against stable or rising rate environments. The benchmark for the Fund is the Bloomberg U.S. Gov/Credit 1-3 Year Index®1.
Investment Strategy
The Fund invests in fixed income securities of U.S. and foreign issuers. The Fund invests primarily in U.S. dollar-denominated, investment grade bonds, including government securities, corporate bonds, and securitized bonds such as mortgage- and asset-backed securities, among others. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change. The Fund also may invest a significant portion of its assets in any combination of non-investment grade debt instruments (sometimes called “high yield” or “junk bonds”), floating rate senior loans, non-U.S. dollar denominated bonds, and bonds issued by issuers in emerging capital markets, while limiting its investment in non-investment grade bonds to not more than 20% of its net assets. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns, or as a substitute for taking a position in the underlying asset.
Performance (since inception 12/01/2023)
For the fiscal year ended March 31, 2024, the Fund’s Y-3 share class has less than a full years history, but from its inception through March 31, 2024, performance was 2.15% compared to its benchmark return of 1.62% for the same period. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.
The Sub-Advisers
As of March 31, 2024, the Fund employed three sub-advisers: Aristotle Pacific Capital, LLC (“Aristotle Pacific”), Merganser Capital Management, LLC (“Merganser”) and Voya Investment Management Co. LLC (“Voya IM”),
Aristotle Pacific manages its allocated portion of the Fund using a short maturity corporate credit focused strategy that looks for value across the corporate and structured product landscape. The strategy employs a fundamental approach with a top-down overlay. Aristotle Pacific’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of sector allocation and individual investment selection. Aristotle Pacific’s approach in constructing portfolios generally results in a yield advantage over the benchmark while continuing to be mindful of the importance of downside protection.
Merganser manages its allocated portion of the Fund based on the belief that careful security selection and higher portfolio income provide superior returns over the long term. Merganser utilizes its boutique size to its advantage, focused on participating in markets that are less crowded which includes investing in liquid, on-the-run issues as well as off-the-run issues that many larger firms often ignore. Portfolios are constructed using a disciplined, bottom-up investment approach to select attractive securities from the investment grade fixed income universe combined with a rigorous relative value assessment. The team focuses on bonds that we believe will perform in various macroeconomic environments.
Voya IM manages its allocated portion of the Fund by seeking to maximize excess return opportunities from sustainable alpha sources, such as a combination of strong bottom-up capabilities in both corporates and securitized. This process is coupled with a diligent daily portfolio risk evaluation and monitoring process. Voya IM takes a thoughtful approach to portfolio construction, where a focus on risk-adjusted returns and risk factor diversification are engrained throughout the process.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Short Duration Fixed Income Fund

Market Commentary and Fund Performance
Amidst a backdrop of moderating inflation growth, continued strength in economic data, and a pivot towards more supportive monetary policy trends, financial markets broadly performed well over the 2024 fiscal year ending March 31, 2024. Geopolitical tensions remained a concern, and markets experienced periods of volatility. Despite these uncertainties, equities ended the fiscal year near all-time historic highs and credit spreads narrowed. Rapid technological change and advancements in AI have had a transformative impact, driving innovation and reshaping industries worldwide. The narrative around climate change continues to evolve, and the past year saw an increase in extreme weather events which had broad reaching impact. Supply chain dynamics have shifted, and while COVID-related impacts have moderated, there continue to be a host of challenges to navigate, including cyberattacks targeting supply chain infrastructure, trade tensions, and commodity price fluctuations. Finally, shifting labor market dynamics have been front and center, as we confront demographic shifts such as the aging workforce, remote and hybrid work trends persisting and evolving, and changes in immigration policies and flows.
The Fund’s return was positive, outperforming the Bloomberg U.S. Aggregate Bond™ Index2 for the fiscal year ended March 31, 2024. Despite the increase in yields, with 2-Year, 10-Year US Treasury yields increasing by 37 basis points3 (bps), 32 bps, shorter duration investment grade fixed income sectors generally produced positive total returns, aided by positive carry, and spread tightening. Returns were supported by short duration Treasury rates generally in the 4% to 5.5% range. 1-3 year Treasuries returned 1.44% for the period. Corporate bonds make up approximately 25% of the index weight. Corporate bonds in the 1–3 year maturity range returned 2.13% benefiting from incremental yield and spread tightening of approximately 18 basis points. High yield bonds and bank loans returned 5.26% and 4.17% respectively as out of index, below investment grade credit out-performed investment grade counterparts. Treasury rates were volatile intra-period but ending rates were only slightly higher for most maturities 3 years and in. To that end, corporate credit valuations look expensive across the curve. Financials remain in focus where 2024 supply expectations are well above 2023.
The respective performance results of each Sub-adviser was in line with expectations. Aristotle Pacific share of the fund returned 2.6% for the four-month period ending on March 31, 2024. The emphasis on credit over government securities was broadly beneficial. The allocation to investment grade corporate bonds averaged approximately 47%. The portfolios higher than benchmark weight in the investment grade corporate bond sleeve and credit selection within that allocation was beneficial to relative performance for the period. Other material positive contributors to relative outperformance included floating rate bank loans holdings 15.5% and Asset Backed Securities (ABS) 20.3%.
For Merganser, the portfolio’s outperformance was predominantly driven by sector selection (underweight US Treasuries, overweight credit). Collateralized Mortgage Backed Securities (CMBS) and Residential Mortgage Backed Securities (RMBS) were top performing sectors, both of which are out of benchmark. Security selection was positive as well, with standout positions in financials, industrials, and CMBS. Certain positions within RMBS detracted, but as previously mentioned, the sector overweight was positive overall. Duration and yield curve positioning had mixed results netting out to a few positive bps of alpha4.
Voya IM investment manager’s asset allocation contributed most positively to performance, with security selection adding more modestly and duration detracting. Within sector allocation, the largest contributor was within our overweight to Asset-Backed Securities (ABS), particularly from our allocation to high quality Collateralized Loan Obligation (CLOs). ABS acted as a safe-haven asset class in a period of market uncertainty, buoyed by the relative strength of the consumer. Our overweight to Investment Grade Corporates also contributed positively as spreads gradually tightened as the probability of a recession grew less and less. Our primary contributor within security selection was within investment grade corporates, where we were overweight financials primarily, as well as A and BBB-rated securities. Duration detracted over the period as the Fed stayed higher for longer amid hot inflation and employment numbers.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Short Duration Fixed Income Fund

Risk Considerations
The Fund is subject to the risks that the underlying bonds in its portfolio are subject to, including credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in foreign securities, which may expose the Fund to currency and exchange rate fluctuations, derivatives (such as futures, options, or swaps) and high yield bonds (also known as “junk” bonds). These investments may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may also experience high portfolio turnover, which may result in higher transaction costs and capital gains. Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Short Duration Fixed Income Fund
March 31, 2024

Comparison of Change in Value of a hypothetical $10,000 Investment in Mercer Short Duration Fixed Income Fund Class Y-3 Shares vs. the Bloomberg U.S. Gov/Credit 1-3 Year Index® for the period 12/1/23 through 3/31/24

Mercer Short Duration Fixed Income - Class -Y-3
Bloomberg U.S. Gov/Credit 1-3 Year Index®
$10,400
$10,200
$10,000
$9,800
$10,216
$10,161
12/1/23
12/31/23
3/31/24

AVERAGE ANNUAL TOTAL RETURNS
FUND AND INCEPTION DATE	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Mercer Short Duration Fixed Income Fund – Class Y-3 – 12/01/2023	—	—	—	2.15%*
Bloomberg U.S. Gov/Credit 1-3 Year Index®	—	—	—	1.62%
1 Bloomberg U.S. Gov/Credit 1-3 Year Index® is a benchmark index that measures the performance of investment-grade, US dollar-denominated, fixed-rate, taxable corporate and government debt with maturities between 1 and 3 years. It includes both corporate and government bonds that meet the specified criteria. The index is unmanaged and cannot be invested in directly.
2 Bloomberg U.S. Aggregate BondTM Index is an index that measures the performance of securities from the Bloomberg U.S. Government/ Corporate Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index. The Bloomberg U.S. Aggregate BondTM Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities, and international U.S. dollar-denominated bonds. All securities contained in the Bloomberg U.S. Aggregate BondTM Index have a minimum term to maturity of one year.
3 Basis Points: A common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.
4 Alpha measures the amount that the investment has returned in comparison to the market index or other broad benchmark that it is compared against.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Short Duration Fixed Income Fund
March 31, 2024

* Mercer Short Duration Fixed Income Fund - Class Y-3 inception date was December 1, 2023. Return represents cumulative return, not annualized.
The Fund's total annual gross operating expense ratio for Class Y-3 is 0.57%. Please see the Fund's most recent Prospectus.
The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.
The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’ s website at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.
Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 96.0%
	Basic Materials — 2.0%
96,230	ATI, Inc. *	4,924,089
42,800	Chemours Co.	1,123,928
15,500	Eastman Chemical Co.	1,553,410
210,941	Element Solutions, Inc.	5,269,306
20,900	Ingevity Corp. *	996,930
39,900	Koppers Holdings, Inc.	2,201,283
48,900	Mosaic Co.	1,587,294
23,284	Quaker Chemical Corp.	4,779,041
11,000	Reliance, Inc.	3,675,980
42,131	RPM International, Inc.	5,011,483
33,300	Steel Dynamics, Inc.	4,936,059
		36,058,803
	Communications — 2.6%
47,900	AMC Networks, Inc. Class A*	581,027
2,709	Cable One, Inc.	1,146,259
48,000	Cargurus, Inc. *	1,107,840
67,036	Ciena Corp. *	3,314,930
66,785	ePlus, Inc. *	5,245,294
19,500	Expedia Group, Inc. *	2,686,125
21,338	F5, Inc. *	4,045,472
59,500	Fox Corp. Class A	1,860,565
73,100	Gen Digital, Inc.	1,637,440
20,100	Nexstar Media Group, Inc.	3,463,029
24,900	Nice Ltd. ADR*(a)	6,489,438
9,700	Preformed Line Products Co.	1,248,099
92,100	TEGNA, Inc.	1,375,974
170,056	TripAdvisor, Inc. *	4,725,856
16,861	Wix.com Ltd. *	2,318,050
134,704	Yelp, Inc. *	5,307,338
		46,552,736
	Consumer, Cyclical — 15.5%
31,033	Advance Auto Parts, Inc.	2,640,598
51,700	Allison Transmission Holdings, Inc.	4,195,972
108,500	American Axle & Manufacturing Holdings, Inc. *	798,560
25,100	Autoliv, Inc.	3,022,793
280,340	BJ's Wholesale Club Holdings, Inc. *	21,207,721
89,400	Bloomin' Brands, Inc.	2,563,992
61,100	BorgWarner, Inc.	2,122,614
20,800	Brunswick Corp.	2,007,616
19,181	Burlington Stores, Inc. *	4,453,636
32,500	Capri Holdings Ltd. *	1,472,250
38,994	Carter's, Inc.	3,302,012
13,711	Casey's General Stores, Inc.	4,366,268
17,225	Cavco Industries, Inc. *	6,873,809
54,411	Churchill Downs, Inc.	6,733,361
34,213	Columbia Sportswear Co.	2,777,411

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Consumer, Cyclical — continued
12,100	Crocs, Inc. *	1,739,980
6,651	Deckers Outdoor Corp. *	6,260,320
11,700	Dick's Sporting Goods, Inc.	2,630,862
37,522	Dorman Products, Inc. *	3,616,746
68,770	Five Below, Inc. *	12,473,503
32,619	Freshpet, Inc. *	3,779,237
101,984	GCI Liberty, Inc. *(b)(c)	—
23,500	Genesco, Inc. *	661,290
125,086	Gentex Corp.	4,518,106
43,156	Gentherm, Inc. *	2,484,922
33,600	GMS, Inc. *	3,270,624
102,000	Goodyear Tire & Rubber Co. *	1,400,460
20,304	Group 1 Automotive, Inc.	5,933,438
56,889	Guess?, Inc.	1,790,297
39,300	Harley-Davidson, Inc.	1,718,982
47,600	Haverty Furniture Cos., Inc.	1,624,112
27,400	Hibbett, Inc.	2,104,594
14,500	Jack in the Box, Inc.	992,960
47,700	Kohl's Corp.	1,390,455
61,300	La-Z-Boy, Inc.	2,306,106
56,788	Light & Wonder, Inc. *	5,797,487
3,814	Lithia Motors, Inc.	1,147,480
207,670	LKQ Corp.	11,091,655
49,370	M/I Homes, Inc. *	6,728,637
94,700	Macy's, Inc.	1,893,053
96,500	MillerKnoll, Inc.	2,389,340
40,100	Movado Group, Inc.	1,119,993
13,027	MSC Industrial Direct Co., Inc. Class A	1,264,140
18,475	Murphy USA, Inc.	7,744,720
21,000	Nu Skin Enterprises, Inc. Class A	290,430
39,500	ODP Corp. *	2,095,475
144,030	On Holding AG Class A*(a)	5,095,781
45,029	OPENLANE, Inc. *	779,002
13,580	Phinia, Inc.	521,879
80,235	Polaris, Inc.	8,033,128
43,500	PulteGroup, Inc.	5,246,970
25,100	PVH Corp.	3,529,311
100,651	Red Rock Resorts, Inc. Class A	6,020,943
81,900	Sally Beauty Holdings, Inc. *	1,017,198
36,400	ScanSource, Inc. *	1,603,056
46,155	SiteOne Landscape Supply, Inc. *	8,056,355
69,319	Skechers USA, Inc. Class A*	4,246,482
113,310	Tapestry, Inc.	5,379,959
109,561	Texas Roadhouse, Inc.	16,923,888
11,600	Thor Industries, Inc.	1,361,144
38,700	Toll Brothers, Inc.	5,006,619
130,089	Tri Pointe Homes, Inc. *	5,029,241
46,084	UniFirst Corp.	7,992,348
33,800	United Airlines Holdings, Inc. *	1,618,344
See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Consumer, Cyclical — continued
11,635	Vail Resorts, Inc.	2,592,627
71,800	Wabash National Corp.	2,149,692
36,463	WESCO International, Inc.	6,245,383
17,700	Whirlpool Corp.	2,117,451
6,900	Williams-Sonoma, Inc.	2,190,957
6,960	Wingstop, Inc.	2,550,144
19,100	Winnebago Industries, Inc.	1,413,400
		277,519,319
	Consumer, Non-cyclical — 21.7%
59,400	ABM Industries, Inc.	2,650,428
93,142	Acadia Healthcare Co., Inc. *	7,378,709
157,500	ACCO Brands Corp.	883,575
119,000	Albertsons Cos., Inc. Class A	2,551,360
551,615	Alight, Inc. Class A*	5,433,408
101,060	API Group Corp. *	3,968,626
79,148	Ascendis Pharma AS ADR*	11,964,803
191,970	Avantor, Inc. *	4,908,673
31,457	Avery Dennison Corp.	7,022,775
27,675	Axonics, Inc. *	1,908,745
65,122	Azenta, Inc. *	3,925,554
133,315	Bausch & Lomb Corp. *(a)	2,306,349
20,346	Bio-Rad Laboratories, Inc. Class A*	7,037,071
31,710	Booz Allen Hamilton Holding Corp.	4,707,032
84,567	Bright Horizons Family Solutions, Inc. *	9,586,515
27,900	Bunge Global SA	2,860,308
52,643	Cimpress PLC *	4,659,432
453,441	Clarivate PLC *(a)	3,369,067
52,900	Conagra Brands, Inc.	1,567,956
455,341	CoreCivic, Inc. *	7,107,873
5,000	Corpay, Inc. *	1,542,700
24,960	Cytokinetics, Inc. *	1,749,946
13,600	DaVita, Inc. *	1,877,480
60,000	Deluxe Corp.	1,235,400
394,128	Dun & Bradstreet Holdings, Inc.	3,957,045
185,576	Embecta Corp.	2,462,593
99,445	Envista Holdings Corp. *	2,126,134
92,464	EVERTEC, Inc.	3,689,314
50,857	Exact Sciences Corp. *	3,512,184
124,400	Exelixis, Inc. *	2,952,012
197,960	Flywire Corp. *	4,911,388
14,954	FTI Consulting, Inc. *	3,144,677
73,764	Globus Medical, Inc. Class A*	3,956,701
20,434	Grand Canyon Education, Inc. *	2,783,315
44,200	H&R Block, Inc.	2,170,662
80,553	Halozyme Therapeutics, Inc. *	3,276,896
57,438	HealthEquity, Inc. *	4,688,664
26,900	Henry Schein, Inc. *	2,031,488
40,700	Herbalife Ltd. *	409,035

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Consumer, Non-cyclical — continued
68,515	Hologic, Inc. *	5,341,429
43,500	Incyte Corp. *	2,478,195
52,207	Ingles Markets, Inc. Class A	4,003,233
29,900	Ingredion, Inc.	3,493,815
83,674	Insmed, Inc. *	2,270,076
20,280	Inspire Medical Systems, Inc. *	4,355,941
14,960	Insulet Corp. *	2,564,144
69,307	Integer Holdings Corp. *	8,086,741
67,164	Intra-Cellular Therapies, Inc. *	4,647,749
211,092	Ironwood Pharmaceuticals, Inc. *	1,838,611
69,745	Jazz Pharmaceuticals PLC *	8,398,693
22,014	Lancaster Colony Corp.	4,570,767
58,460	Lantheus Holdings, Inc. *	3,638,550
205,565	Laureate Education, Inc.	2,995,082
96,860	Legend Biotech Corp. ADR*	5,432,877
47,477	LivaNova PLC *	2,655,863
33,000	ManpowerGroup, Inc.	2,562,120
9,223	MarketAxess Holdings, Inc.	2,022,143
308,860	Marqeta, Inc. Class A*	1,840,806
27,340	Masimo Corp. *	4,014,879
49,167	Merit Medical Systems, Inc. *	3,724,400
107,510	Molson Coors Beverage Co. Class B	7,230,047
70,754	Natera, Inc. *	6,471,161
111,092	Neurocrine Biosciences, Inc. *	15,321,809
149,066	Nomad Foods Ltd.	2,915,731
196,270	Option Care Health, Inc. *	6,582,896
112,000	Organon & Co.	2,105,600
106,843	Patterson Cos., Inc.	2,954,209
43,928	Paylocity Holding Corp. *	7,549,466
12,945	Penumbra, Inc. *	2,889,065
91,200	Perdoceo Education Corp.	1,601,472
136,404	Performance Food Group Co. *	10,181,195
22,800	Prestige Consumer Healthcare, Inc. *	1,654,368
73,573	PROCEPT BioRobotics Corp. *(a)	3,635,978
41,700	PROG Holdings, Inc.	1,436,148
71,200	Quanex Building Products Corp.	2,736,216
9,200	Quest Diagnostics, Inc.	1,224,612
91,894	Remitly Global, Inc. *	1,905,882
18,070	Repligen Corp. *	3,323,434
159,111	Rocket Pharmaceuticals, Inc. *	4,286,450
265,191	Roivant Sciences Ltd. *	2,795,113
53,617	Select Medical Holdings Corp.	1,616,553
34,740	Shift4 Payments, Inc. Class A*(a)	2,295,272
14,763	Shockwave Medical, Inc. *	4,807,276
97,027	Simply Good Foods Co. *	3,301,829
41,700	SpartanNash Co.	842,757
74,000	Sprouts Farmers Market, Inc. *	4,771,520
110,622	Tandem Diabetes Care, Inc. *(a)	3,917,125
30,479	United Therapeutics Corp. *	7,001,636
See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Consumer, Non-cyclical — continued
14,100	Universal Health Services, Inc. Class B	2,572,686
61,200	Upbound Group, Inc.	2,154,852
54,352	Valvoline, Inc. *	2,422,469
48,240	Vaxcyte, Inc. *	3,295,274
63,501	Vericel Corp. *	3,303,322
39,642	Vestis Corp.	763,901
69,586	Viad Corp. *	2,747,951
198,700	Viatris, Inc.	2,372,478
22,390	Viking Therapeutics, Inc. *(a)	1,835,980
63,945	WEX, Inc. *	15,188,856
121,550	WillScot Mobile Mini Holdings Corp. *	5,652,075
		388,876,671
	Energy — 5.5%
37,200	APA Corp.	1,278,936
53,211	California Resources Corp.	2,931,926
187,635	ChampionX Corp.	6,734,220
17,815	Chesapeake Energy Corp. (a)	1,582,506
31,027	Chord Energy Corp.	5,530,252
118,300	CNX Resources Corp. *	2,806,076
141,940	Delek U.S. Holdings, Inc.	4,363,236
63,200	Helmerich & Payne, Inc.	2,658,192
124,288	HF Sinclair Corp.	7,503,267
57,700	Liberty Energy, Inc.	1,195,544
292,474	Magnolia Oil & Gas Corp. Class A	7,589,700
206,700	Marathon Oil Corp.	5,857,878
113,642	Matador Resources Co.	7,587,876
200,687	NOV, Inc.	3,917,410
210,854	Ovintiv, Inc.	10,943,323
64,200	PBF Energy, Inc. Class A	3,695,994
720,936	Permian Resources Corp.	12,731,730
126,480	SM Energy Co.	6,305,028
10,298	Vitesse Energy, Inc.	244,372
37,135	Warrior Met Coal, Inc.	2,254,095
		97,711,561
	Financial — 15.2%
50,414	Agree Realty Corp. REIT	2,879,648
40,400	Ally Financial, Inc.	1,639,836
81,800	American Assets Trust, Inc. REIT	1,792,238
44,750	Annaly Capital Management, Inc. REIT	881,127
82,800	Apple Hospitality REIT, Inc. REIT	1,356,264
84,400	ARES Capital Corp.	1,757,208
97,500	Associated Banc-Corp.	2,097,225
93,789	Atlantic Union Bankshares Corp.	3,311,690
110,352	Axis Capital Holdings Ltd.	7,175,087
62,559	Axos Financial, Inc. *	3,380,688
35,400	Bank of NT Butterfield & Son Ltd.	1,132,446
118,200	Blue Owl Capital Corp. (a)	1,817,916

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Financial — continued
327,353	Blue Owl Capital, Inc.	6,173,878
177,700	Brandywine Realty Trust REIT	852,960
80,900	Brixmor Property Group, Inc. REIT	1,897,105
6,897	C&F Financial Corp.	337,953
310,878	Cannae Holdings, Inc. *	6,913,927
31,000	Cathay General Bancorp	1,172,730
99,300	Chimera Investment Corp. REIT	457,773
103,500	Citizens Financial Group, Inc.	3,756,015
154,000	City Office REIT, Inc. REIT	802,340
68,994	CNA Financial Corp.	3,133,707
157,800	CNO Financial Group, Inc.	4,336,344
36,200	Comerica, Inc.	1,990,638
38,605	East West Bancorp, Inc.	3,054,042
200,559	Easterly Government Properties, Inc. REIT	2,308,434
20,233	EastGroup Properties, Inc. REIT	3,637,286
37,200	Employers Holdings, Inc.	1,688,508
71,700	EPR Properties REIT	3,043,665
29,500	Equitable Holdings, Inc.	1,121,295
31,600	Essent Group Ltd.	1,880,516
43,725	Fidelity National Financial, Inc.	2,321,797
70,300	Fifth Third Bancorp	2,615,863
35,500	Financial Institutions, Inc.	668,110
78,400	First Busey Corp.	1,885,520
89,100	First Commonwealth Financial Corp.	1,240,272
149,700	First Horizon Corp.	2,305,380
134,300	FNB Corp.	1,893,630
209,166	Franklin Street Properties Corp. REIT	474,807
144,188	FS KKR Capital Corp. (a)	2,749,665
827,755	Genworth Financial, Inc. Class A*	5,322,465
62,756	Glacier Bancorp, Inc.	2,527,812
46,457	Hamilton Lane, Inc. Class A	5,238,491
28,700	Hancock Whitney Corp.	1,321,348
79,956	Hanmi Financial Corp.	1,272,900
85,614	Healthpeak Properties, Inc. REIT	1,605,262
32,800	Heritage Insurance Holdings, Inc. *	349,320
75,500	Highwoods Properties, Inc. REIT	1,976,590
113,600	Hope Bancorp, Inc.	1,307,536
86,500	Horizon Bancorp, Inc.	1,109,795
148,700	Host Hotels & Resorts, Inc. REIT	3,075,116
85,700	Independent Bank Corp.	2,172,495
64,000	Industrial Logistics Properties Trust REIT	274,560
89,694	Jefferies Financial Group, Inc.	3,955,505
300,284	KeyCorp	4,747,490
44,400	Kilroy Realty Corp. REIT	1,617,492
21,938	Kinsale Capital Group, Inc.	11,511,746
71,600	Kite Realty Group Trust REIT	1,552,288
37,700	Lincoln National Corp.	1,203,761
23,503	LPL Financial Holdings, Inc.	6,209,493
11,891	McGrath RentCorp	1,466,993
See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Financial — continued
176,200	MGIC Investment Corp.	3,939,832
59,179	National Storage Affiliates Trust REIT	2,317,450
139,500	Navient Corp.	2,427,300
199,800	New Mountain Finance Corp. (a)	2,531,466
148,400	New York Community Bancorp, Inc. (a)	477,848
131,848	Newmark Group, Inc. Class A	1,462,194
81,303	NMI Holdings, Inc. Class A*	2,629,339
57,200	Oaktree Specialty Lending Corp.	1,124,552
81,808	OceanFirst Financial Corp.	1,342,469
55,083	Office Properties Income Trust REIT(a)	112,369
49,911	OFG Bancorp	1,837,224
35,700	Omega Healthcare Investors, Inc. REIT	1,130,619
26,400	OneMain Holdings, Inc.	1,348,776
257,621	P10, Inc. Class A(a)	2,169,169
195,700	Piedmont Office Realty Trust, Inc. REIT Class A	1,375,771
62,901	Pinnacle Financial Partners, Inc.	5,401,938
29,863	Piper Sandler Cos.	5,927,507
25,500	Popular, Inc.	2,246,295
7,300	Preferred Bank	560,421
177,142	Radian Group, Inc.	5,928,943
72,100	Regions Financial Corp.	1,516,984
32,065	Reinsurance Group of America, Inc.	6,184,697
97,100	Sabra Health Care REIT, Inc. REIT	1,434,167
33,500	Sandy Spring Bancorp, Inc.	776,530
19,924	Selective Insurance Group, Inc.	2,175,103
153,100	Service Properties Trust REIT	1,038,018
98,398	StepStone Group, Inc. Class A	3,516,744
47,345	Stifel Financial Corp.	3,700,959
72,183	Sun Communities, Inc. REIT	9,281,290
56,200	Synchrony Financial	2,423,344
42,300	Tanger, Inc. REIT	1,249,119
34,827	Tradeweb Markets, Inc. Class A	3,627,929
172,600	Uniti Group, Inc. REIT	1,018,340
20,100	Universal Insurance Holdings, Inc.	408,432
77,500	Unum Group	4,158,650
127,700	Valley National Bancorp	1,016,492
58,500	Veritex Holdings, Inc.	1,198,665
48,700	Victory Capital Holdings, Inc. Class A	2,066,341
83,209	Voya Financial, Inc.	6,150,809
129,900	Western Union Co.	1,816,002
6,394	White Mountains Insurance Group Ltd.	11,472,754
42,123	Wintrust Financial Corp.	4,397,220
54,300	Zions Bancorp NA	2,356,620
		273,030,682
	Government — 0.1%
58,816	Banco Latinoamericano de Comercio Exterior SA	1,742,130

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Industrial — 21.2%
10,900	Acuity Brands, Inc.	2,929,157
41,961	Advanced Energy Industries, Inc.	4,279,183
44,200	AGCO Corp.	5,437,484
379,331	Air Transport Services Group, Inc. *	5,219,595
42,100	Apogee Enterprises, Inc.	2,492,320
19,141	AptarGroup, Inc.	2,754,198
11,500	ArcBest Corp.	1,638,750
56,171	Argan, Inc.	2,838,882
38,855	Armstrong World Industries, Inc.	4,826,568
49,419	Arrow Electronics, Inc. *	6,397,784
113,942	Atkore, Inc.	21,689,999
48,433	Axon Enterprise, Inc. *	15,153,717
128,115	AZEK Co., Inc. *	6,433,935
78,600	Berry Global Group, Inc.	4,753,728
21,600	Boise Cascade Co.	3,312,792
11,438	Brady Corp. Class A	678,045
72,500	Builders FirstSource, Inc. *	15,119,875
41,387	BWX Technologies, Inc.	4,247,134
20,400	Chart Industries, Inc. *(a)	3,360,288
178,500	CNH Industrial NV	2,313,360
109,623	Cognex Corp.	4,650,208
53,824	Coherent Corp. *	3,262,811
85,777	Columbus McKinnon Corp.	3,828,228
49,685	Comfort Systems USA, Inc.	15,785,421
31,587	Covenant Logistics Group, Inc.	1,464,373
27,927	Eagle Materials, Inc.	7,589,162
17,100	Encore Wire Corp.	4,493,538
38,021	Exponent, Inc.	3,143,956
63,383	Federal Signal Corp.	5,379,315
217,820	Flex Ltd. *	6,231,830
350,765	Gates Industrial Corp. PLC *	6,212,048
49,509	Gibraltar Industries, Inc. *	3,986,960
21,300	Greif, Inc. Class A	1,470,765
22,500	Griffon Corp.	1,650,150
22,320	HEICO Corp.	4,263,120
157,246	Hexcel Corp.	11,455,371
16,598	Hubbell, Inc.	6,889,000
8,300	Huntington Ingalls Industries, Inc.	2,419,201
49,545	IDEX Corp.	12,089,971
26,720	Ingersoll Rand, Inc.	2,537,064
66,724	ITT, Inc.	9,076,466
36,000	Jabil, Inc.	4,822,200
39,315	Knife River Corp. *	3,187,660
47,468	Lincoln Electric Holdings, Inc.	12,125,226
147,674	MDU Resources Group, Inc.	3,721,385
21,459	Middleby Corp. *	3,450,393
14,700	Mohawk Industries, Inc. *	1,924,083
9,600	Moog, Inc. Class A	1,532,640
73,000	Mueller Industries, Inc.	3,936,890
See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Industrial — continued
20,048	NEXTracker, Inc. Class A*	1,128,101
22,474	Nordson Corp.	6,170,012
64,000	O-I Glass, Inc. *	1,061,760
26,000	Oshkosh Corp.	3,242,460
28,400	Owens Corning	4,737,120
28,840	Plexus Corp. *	2,734,609
48,700	Primoris Services Corp.	2,073,159
33,663	RBC Bearings, Inc. *	9,100,792
22,570	Regal Rexnord Corp.	4,064,857
27,400	Ryder System, Inc.	3,293,206
40,300	Ryerson Holding Corp.	1,350,050
9,031	Saia, Inc. *	5,283,135
28,600	Sanmina Corp. *	1,778,348
103,968	Schneider National, Inc. Class B	2,353,836
10,700	Snap-on, Inc.	3,169,554
65,250	Summit Materials, Inc. Class A*	2,908,192
92,825	TD SYNNEX Corp.	10,498,507
31,726	Tetra Tech, Inc.	5,860,109
66,700	Textron, Inc.	6,398,531
18,700	Timken Co.	1,634,941
39,475	Toro Co.	3,617,094
55,697	TriMas Corp.	1,488,781
72,539	Trimble, Inc. *	4,668,610
52,224	Universal Logistics Holdings, Inc.	1,925,499
121,850	Vertiv Holdings Co., Class A	9,951,489
58,200	Vishay Intertechnology, Inc.	1,319,976
173,241	Vontier Corp.	7,858,212
111,579	World Kinect Corp.	2,951,265
		381,078,434
	Technology — 9.7%
153,951	ACI Worldwide, Inc. *	5,112,713
24,600	Amdocs Ltd.	2,223,102
76,900	Amkor Technology, Inc.	2,479,256
470,136	CCC Intelligent Solutions Holdings, Inc. *	5,622,827
173,228	Clearwater Analytics Holdings, Inc. Class A*	3,064,403
29,500	CSG Systems International, Inc.	1,520,430
50,344	CyberArk Software Ltd. *	13,372,877
40,450	Descartes Systems Group, Inc. *	3,702,389
45,300	Dropbox, Inc. Class A*	1,100,790
84,760	Dynatrace, Inc. *	3,936,254
47,765	Entegris, Inc.	6,712,893
112,938	Evolent Health, Inc. Class A*	3,703,237
115,940	Genpact Ltd.	3,820,223
43,459	Globant SA *	8,774,372
22,734	IPG Photonics Corp. *	2,061,746
61,328	KBR, Inc.	3,904,141
70,925	MACOM Technology Solutions Holdings, Inc. *	6,783,267
25,184	Manhattan Associates, Inc. *	6,301,792

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Technology — continued
1,284	MicroStrategy, Inc. Class A*(a)	2,188,655
21,185	MKS Instruments, Inc.	2,817,605
22,540	Monday.com Ltd. *	5,091,110
5,452	Monolithic Power Systems, Inc.	3,693,294
71,020	NCR Atleos Corp. *	1,402,645
232,918	NCR Voyix Corp. *	2,941,754
32,212	Nova Ltd. *(a)	5,713,765
45,522	Parsons Corp. *	3,776,050
43,500	Photronics, Inc. *	1,231,920
208,500	Playtika Holding Corp.	1,469,925
48,147	Power Integrations, Inc.	3,444,918
136,374	PowerSchool Holdings, Inc. Class A*	2,903,403
138,414	Privia Health Group, Inc. *	2,711,530
54,390	Procore Technologies, Inc. *	4,469,226
35,200	PTC, Inc. *	6,650,688
103,883	Pure Storage, Inc. Class A*	5,400,877
46,562	Rapid7, Inc. *	2,283,401
49,470	Silicon Laboratories, Inc. *	7,109,828
29,212	Silicon Motion Technology Corp. ADR	2,247,571
12,300	Skyworks Solutions, Inc.	1,332,336
107,300	SMART Global Holdings, Inc. *	2,824,136
79,430	Smartsheet, Inc. Class A*	3,058,055
1,313	Super Micro Computer, Inc. *	1,326,169
9,981	Synaptics, Inc. *	973,746
10,490	Tyler Technologies, Inc. *	4,458,355
37,752	Workiva, Inc. *	3,201,370
107,700	Xerox Holdings Corp.	1,927,830
12,959	Zebra Technologies Corp. Class A*	3,906,361
		174,753,235
	Utilities — 2.5%
35,932	IDACORP, Inc.	3,337,723
24,700	National Fuel Gas Co.	1,326,884
94,472	Northwestern Energy Group, Inc.	4,811,459
39,200	NRG Energy, Inc.	2,653,448
112,451	PNM Resources, Inc.	4,232,656
74,992	Portland General Electric Co.	3,149,664
62,638	Southwest Gas Holdings, Inc.	4,768,631
16,572	Talen Energy Corp. *	1,563,568
264,175	Vistra Corp.	18,399,789
		44,243,822
	TOTAL COMMON STOCKS (COST $1,358,373,936)	1,721,567,393

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value ($)	Description	Value ($)
	Short-Term Investment — 0.4%
	Mutual Fund - Securities Lending Collateral — 0.4%
7,104,368	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(d)(e)	7,104,368
	TOTAL SHORT-TERM INVESTMENT (COST $7,104,368)	7,104,368
	TOTAL INVESTMENTS — 96.4% (Cost $1,365,478,304)	1,728,671,761
	Other Assets and Liabilities (net) — 3.6%	65,232,735
	NET ASSETS — 100.0%	$1,793,904,496

Notes to Schedule of Investments:
*	Non-income producing security.
(a)	All or a portion of this security is out on loan.
(b)	Level 3 - significant unobservable inputs were used in determining the value of this security in the Fund.
(c)
Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $0 which represents 0.0% of net assets. The aggregate cost of these securities held at March 31, 2024 is $0.

(d)	The rate disclosed is the 7-day net yield as of March 31, 2024.
(e)	Represents an investment of securities lending cash collateral.
Futures Contracts
Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
195	Russell 2000 E-mini Index	Jun 2024	$20,922,525	$383,033
66	S&P Mid 400 E-mini Index	Jun 2024	20,310,840	580,252
				$963,285

Abbreviations
ADR	—	American Depository Receipt
REIT	—	Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
March 31, 2024

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	96.0
Futures Contracts	0.1
Short-Term Investment	0.4
Other Assets and Liabilities (net)	3.5
100.0%
See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 71.9%
	Brazil — 5.6%
792,200	B3 SA - Brasil Bolsa Balcao	1,897,589
1,564,579	Banco Bradesco SA	3,982,127
724,500	Banco BTG Pactual SA	5,272,854
578,600	Banco do Brasil SA	6,544,802
217,900	BB Seguridade Participacoes SA	1,415,650
124,600	Cia de Saneamento Basico do Estado de Sao Paulo SABESP	2,108,384
4,201,950	Dexco SA	6,447,039
251,372	Itau Unibanco Holding SA, ADR	1,742,008
6,220	MercadoLibre, Inc.*	9,404,391
126,400	PRIO SA	1,230,781
1,969,894	Raia Drogasil SA	10,771,244
442,100	Rumo SA	1,966,047
725,000	TIM SA	2,578,138
546,500	TOTVS SA	3,098,495
117,300	Vale SA	1,425,490
345,600	Vibra Energia SA	1,726,774
1,369,000	WEG SA	10,447,563
		72,059,376
	Canada — 0.6%
63,280	Franco-Nevada Corp.	7,540,445
	Chile — 0.2%
200,899	Cia Cervecerias Unidas SA, ADR(a)	2,408,779
	China — 18.6%
85,100	37 Interactive Entertainment Network Technology Group Co. Ltd. Class A	207,703
25,324	3peak, Inc. Class A	345,796
4,499,800	Agricultural Bank of China Ltd. Class H	1,897,328
109,000	Airtac International Group	3,780,524
838,191	Alibaba Group Holding Ltd.	7,523,579
58,600	Alibaba Group Holding Ltd., ADR	4,240,296
38,200	Anjoy Foods Group Co. Ltd. Class A	438,477
129,600	Anker Innovations Technology Co. Ltd. Class A	1,372,667
267,200	ANTA Sports Products Ltd.	2,840,501
17,600	APT Medical, Inc. Class A	1,026,323
94,400	Asymchem Laboratories Tianjin Co. Ltd. Class H (a)	741,792
149,837	Autohome, Inc., ADR	3,928,726
80,120	Bafang Electric Suzhou Co. Ltd. Class A	409,499
491,900	Baidu, Inc. Class A *	6,454,795
39,881	Beijing Huafeng Test & Control Technology Co. Ltd. Class A	576,575
8,077	Beijing Kingsoft Office Software, Inc. Class A	334,135
57,200	Beijing Roborock Technology Co. Ltd. Class A	2,706,127
198,600	Beijing Tiantan Biological Products Corp. Ltd. Class A	700,704
95,000	BYD Co. Ltd. Class H (a)	2,447,086
323,200	BYD Electronic International Co. Ltd.	1,191,386
30,100	Changzhou Xingyu Automotive Lighting Systems Co. Ltd. Class A	588,802
73,300	Chaozhou Three-Circle Group Co. Ltd. Class A	252,127

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	China — continued
2,925,600	China Construction Bank Corp. Class H	1,764,380
2,312,400	China International Capital Corp. Ltd. Class H	2,741,865
294,600	China Literature Ltd.*(a)	984,328
1,686,335	China Mengniu Dairy Co. Ltd.	3,619,831
1,334,500	China Merchants Bank Co. Ltd. Class H	5,277,332
354,000	China Oilfield Services Ltd. Class H	407,081
7,080,000	China Petroleum & Chemical Corp. Class H	4,016,534
900,000	China Resources Beer Holdings Co. Ltd.	4,145,558
194,500	China Wafer Level CSP Co. Ltd. Class A	480,367
430,000	China Yuhua Education Corp. Ltd.*	41,206
145,404	Contemporary Amperex Technology Co. Ltd. Class A	3,797,933
638,000	CSPC Pharmaceutical Group Ltd.	501,338
360,078	East Money Information Co. Ltd. Class A	641,693
436,100	ENN Energy Holdings Ltd.	3,359,995
147,200	Eoptolink Technology, Inc. Ltd. Class A	1,384,331
142,002	Foshan Haitian Flavouring & Food Co. Ltd. Class A	777,652
168,400	Fuyao Glass Industry Group Co. Ltd. Class H	847,761
2,871,000	Great Wall Motor Co. Ltd. Class H (a)	3,191,447
158,300	Guangdong Xinbao Electrical Appliances Holdings Co. Ltd. Class A	359,860
1,025,600	Haier Smart Home Co. Ltd. Class H	3,190,892
477,500	Hangzhou Tigermed Consulting Co. Ltd. Class H (a)	1,805,927
439,106	Hisense Visual Technology Co. Ltd. Class A	1,436,256
42,200	Hithink RoyalFlush Information Network Co. Ltd. Class A	787,194
1,056,800	HLA Group Corp. Ltd. Class A	1,282,352
200,660	Hongfa Technology Co. Ltd. Class A	676,044
330,754	Hubei Jumpcan Pharmaceutical Co. Ltd. Class A	1,679,523
188,500	Innovent Biologics, Inc.*	908,004
285,700	JD.com, Inc. Class A	3,938,827
38,400	Jiangsu Hengrui Pharmaceuticals Co. Ltd. Class A	245,517
164,200	Jiangsu King's Luck Brewery JSC Ltd. Class A	1,349,278
107,500	Jiangsu Yoke Technology Co. Ltd. Class A	794,115
347,800	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. Class A	1,640,001
318,197	Jiayou International Logistics Co. Ltd. Class A	1,041,219
67,015	KE Holdings, Inc., ADR	920,116
42,534	Kingsemi Co. Ltd. Class A	650,888
25,800	Kingsoft Corp. Ltd.	79,446
111,000	Kuaishou Technology*	695,660
24,204	Kweichow Moutai Co. Ltd. Class A	5,698,621
349,600	Maoyan Entertainment*	427,036
409,150	Meituan Class B *	5,060,496
408,094	Midea Group Co. Ltd. Class A	3,646,474
54,149	MINISO Group Holding Ltd., ADR(a)	1,110,055
597,900	NARI Technology Co. Ltd. Class A	1,994,530
210,400	NetEase, Inc.	4,376,585
583,000	Netjoy Holdings Ltd.*	46,929
4,375	New Oriental Education & Technology Group, Inc., ADR*	379,838
403,400	Ningbo Sanxing Medical Electric Co. Ltd. Class A	1,533,238
23,677	OPT Machine Vision Tech Co. Ltd. Class A	330,874
71,067	PDD Holdings, Inc., ADR*	8,261,539
See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	China — continued
5,942,200	PetroChina Co. Ltd. Class H	5,079,355
1,595,400	PICC Property & Casualty Co. Ltd. Class H	2,103,703
55,390	Ping An Insurance Group Co. of China Ltd. Class A	311,842
890,500	Ping An Insurance Group Co. of China Ltd. Class H	3,760,457
113,300	Proya Cosmetics Co. Ltd. Class A	1,462,603
27,529	Pylon Technologies Co. Ltd. Class A	331,188
203,500	Remegen Co. Ltd. Class H *(a)	705,943
724,200	Sailun Group Co. Ltd. Class A	1,459,933
266,800	Shaanxi Coal Industry Co. Ltd. Class A	922,870
356,500	Shandong Gold Mining Co. Ltd. Class H (a)	723,345
319,500	Shandong Sinocera Functional Material Co. Ltd. Class A	753,278
1,456,000	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	907,855
314,400	Shenzhen Inovance Technology Co. Ltd. Class A	2,620,054
122,626	Shenzhen New Industries Biomedical Engineering Co. Ltd. Class A	1,141,689
83,200	Shenzhen Transsion Holdings Co. Ltd. Class A	1,879,855
204,500	Shenzhou International Group Holdings Ltd.	1,936,184
43,600	Sichuan Injet Electric Co. Ltd. Class A	310,013
135,378	Sieyuan Electric Co. Ltd. Class A	1,090,524
156,000	Silergy Corp.	1,593,951
15,500	StarPower Semiconductor Ltd. Class A	310,881
396,000	Sunac China Holdings Ltd.*(a)	56,669
159,400	Sungrow Power Supply Co. Ltd. Class A	2,276,056
250,800	Sunny Optical Technology Group Co. Ltd.	1,280,205
125,381	Suzhou TFC Optical Communication Co. Ltd. Class A	2,633,757
666,500	Tencent Holdings Ltd.	25,871,589
244,200	Tencent Music Entertainment Group, ADR*	2,732,598
2,684,000	Tingyi Cayman Islands Holding Corp.	2,942,422
189,200	Tongcheng Travel Holdings Ltd.*	499,202
102,943	Trip.com Group Ltd., ADR*	4,518,168
275,197	Venustech Group, Inc. Class A	793,136
148,800	Vipshop Holdings Ltd., ADR	2,462,640
53,853	Willfar Information Technology Co. Ltd. Class A	258,556
203,787	WUS Printed Circuit Kunshan Co. Ltd. Class A	858,858
78,600	WuXi AppTec Co. Ltd. Class A	511,461
30,000	WuXi AppTec Co. Ltd. Class H	142,210
413,000	Wuxi Biologics Cayman, Inc.*	754,608
1,510,800	Xiaomi Corp. Class B *	2,883,983
3,099,000	Xinyi Glass Holdings Ltd.	3,282,550
3,000,000	Xinyi Solar Holdings Ltd.	2,322,892
471,600	Yankuang Energy Group Co. Ltd. Class H	990,628
94,700	Yantai Jereh Oilfield Services Group Co. Ltd. Class A	389,416
1,181,782	Yifeng Pharmacy Chain Co. Ltd. Class A	6,426,061
146,600	Yizumi Holdings Co. Ltd. Class A	393,911
108,600	Zhejiang Dingli Machinery Co. Ltd. Class A	842,661
339,428	Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A	1,127,599
102,600	Zhongji Innolight Co. Ltd. Class A	2,195,960
1,565,000	Zijin Mining Group Co. Ltd. Class H	3,123,421
		240,309,654

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Colombia — 0.2%
80,441	Bancolombia SA, ADR	2,752,691
	Greece — 0.6%
182,911	Jumbo SA	5,274,421
269,798	National Bank of Greece SA*	2,114,267
		7,388,688
	Hong Kong — 1.2%
515,400	AIA Group Ltd.	3,460,607
315,600	ASMPT Ltd.	3,967,960
371,000	Chow Sang Sang Holdings International Ltd.	393,448
2,574,000	Hang Lung Properties Ltd.	2,637,656
23,200	Hong Kong Exchanges & Clearing Ltd.	675,269
9,372,000	Sino Biopharmaceutical Ltd.	3,616,383
26,000	Techtronic Industries Co. Ltd.	352,471
936,000	Vitasoy International Holdings Ltd.(a)	802,479
		15,906,273
	Hungary — 0.3%
73,791	OTP Bank Nyrt	3,397,787
	India — 12.1%
96,800	Adani Ports & Special Economic Zone Ltd.	1,558,677
13,616	Apollo Hospitals Enterprise Ltd.	1,036,352
415,000	Ashok Leyland Ltd.	854,854
500,711	Axis Bank Ltd.	6,282,714
41,116	Bajaj Auto Ltd.	4,489,767
1,323,700	Bharat Electronics Ltd.	3,203,607
197,800	Bharat Petroleum Corp. Ltd.	1,432,465
25,690	Britannia Industries Ltd.	1,522,842
254,200	Canara Bank	1,775,232
789,596	Cipla Ltd.	14,163,072
229,000	Coal India Ltd.	1,191,506
65,100	Coromandel International Ltd.	841,435
100,129	Havells India Ltd.	1,830,841
185,165	HCL Technologies Ltd.	3,434,663
1,028,747	HDFC Bank Ltd.	17,848,349
212,161	Hindustan Unilever Ltd.	5,754,122
619,200	ICICI Bank Ltd.	8,137,336
352,569	IndusInd Bank Ltd.	6,551,288
349,030	Infosys Ltd.	6,257,452
66,912	InterGlobe Aviation Ltd.*	2,840,305
455,930	Kotak Mahindra Bank Ltd.	9,784,981
26,000	Larsen & Toubro Ltd.	1,173,675
199,055	Mahindra & Mahindra Ltd.	4,571,326
24,131	MakeMyTrip Ltd.*(a)	1,714,508
11,300	Maruti Suzuki India Ltd.	1,708,091
75,053	Nestle India Ltd.	2,367,563
347,800	NMDC Ltd.	842,577
See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	India — continued
74,194	Pidilite Industries Ltd.	2,682,647
265,597	Reliance Industries Ltd.	9,458,982
553,900	State Bank of India	5,000,558
395,023	Syngene International Ltd.	3,329,650
285,773	Tata Consultancy Services Ltd.	13,301,752
145,376	Tata Consumer Products Ltd.	1,917,372
116,200	Tata Motors Ltd.	1,386,277
36,597	Titan Co. Ltd.	1,667,439
680,400	Union Bank of India Ltd.	1,253,889
504,582	UPL Ltd.	2,759,388
243,044	Yes Bank Ltd.*	67,462
		155,995,016
	Indonesia — 1.9%
11,684,700	Astra International Tbk. PT	3,795,409
15,844,300	Bank Central Asia Tbk. PT	10,068,201
4,157,400	Bank Mandiri Persero Tbk. PT	1,901,050
19,297,499	Bank Rakyat Indonesia Persero Tbk. PT	7,363,599
6,799,300	Telkom Indonesia Persero Tbk. PT	1,488,084
		24,616,343
	Italy — 0.8%
298,248	Coca-Cola HBC AG	9,430,347
107,700	PRADA SpA	853,184
		10,283,531
	Japan — 0.5%
365,200	Nexon Co. Ltd.	6,056,705
	Kazakhstan — 0.0%
443,510	Polymetal International PLC*(b)	—
	Malaysia — 0.4%
1,815,700	Petronas Chemicals Group Bhd.	2,604,818
2,893,000	Public Bank Bhd.	2,573,321
		5,178,139
	Mexico — 3.9%
309,671	Credito Real SAB de CV SOFOM ER*(b)(c)	6,521
1,439,300	Fibra Uno Administracion SA de CV, REIT	2,400,313
85,800	Fomento Economico Mexicano SAB de CV	1,115,747
132,756	Fomento Economico Mexicano SAB de CV, ADR	17,294,124
176,900	Grupo Aeroportuario del Pacifico SAB de CV Class B (a)	2,851,707
49,600	Grupo Aeroportuario del Sureste SAB de CV Class B	1,568,412
760,700	Grupo Financiero Banorte SAB de CV Class O	8,084,904
188,600	Grupo Mexico SAB de CV Series B	1,115,369
162,906	Unifin Financiera SAB de CV*(a)(b)(c)	11,761
3,865,234	Wal-Mart de Mexico SAB de CV	15,626,737
		50,075,595

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Mongolia — 0.3%
156,000	Galaxy Entertainment Group Ltd.	783,344
1,236,000	Sands China Ltd.*	3,482,268
		4,265,612
	Netherlands — 0.6%
87,055	Heineken Holding NV(a)	7,032,650
	Peru — 0.1%
8,567	Credicorp Ltd.	1,451,507
	Philippines — 0.8%
4,473,800	Ayala Land, Inc.	2,566,576
1,365,230	BDO Unibank, Inc.	3,752,166
1,790,140	Universal Robina Corp.	3,353,229
		9,671,971
	Poland — 0.4%
39,400	Bank Polska Kasa Opieki SA	1,796,725
23,771	Dino Polska SA*	2,311,082
123,800	Powszechny Zaklad Ubezpieczen SA	1,515,310
		5,623,117
	Portugal — 0.4%
250,070	Jeronimo Martins SGPS SA	4,963,989
	Russia — 0.0%
214,920	Evraz PLC*(b)(c)(d)	5,430
7,610	Gazprom Neft PJSC(b)(c)(d)	329
1,043,282	Gazprom PJSC*(b)(c)(d)	26,145
99,121	Globaltrans Investment PLC, GDR*(b)(c)(d)(e)	3,965
5,000	HeadHunter Group PLC, ADR*(b)(c)(d)	750
44,258	LSR Group PJSC(b)(c)(d)	2,486
136,755	LUKOIL PJSC(b)(c)(d)	73,566
8,543	Magnit PJSC(b)(c)(d)	2,861
984,659	Magnitogorsk Iron & Steel Works PJSC*(b)(c)(d)	5,143
16,459	MMC Norilsk Nickel PJSC(b)(c)(d)	35,558
9	MMC Norilsk Nickel PJSC, ADR*(b)(c)(d)	2
126,700	Mobile TeleSystems PJSC, ADR*(b)(c)(d)	7,602
154,250	Novatek PJSC(b)(c)(d)	20,495
1,715,500	Novolipetsk Steel PJSC*(b)(c)(d)	34,746
5,323	PhosAgro PJSC(b)(c)(d)	2,958
103	PhosAgro PJSC, ADR*(b)(c)(d)(e)	19
2	PhosAgro PJSC, GDR*(b)(c)(d)(e)	0
25,062	Polyus PJSC*(b)(c)(d)	30,115
1	Polyus PJSC, GDR*(b)(c)(d)	1
4,954	Ros Agro PLC, GDR*(b)(c)(d)(e)	495
5,496,180	Sberbank of Russia PJSC(b)(c)(d)	77,181
105,511	Severstal PAO, GDR*(b)(c)(d)(e)	16,882
25,625,090	Surgutneftegas PJSC(b)(c)(d)	60,897
See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Russia — continued
598,704	Tatneft PJSC(b)(c)(d)	23,799
8,773	TCS Group Holding PLC, GDR*(b)(c)(d)(e)(f)	3,158
16,391	TCS Group Holding PLC, GDR*(b)(c)(d)(e)(f)	5,885
47,122	X5 Retail Group NV, GDR*(b)(c)(d)(e)	5,655
		446,123
	Saudi Arabia — 0.4%
122,000	Alinma Bank	1,424,770
510,547	Saudi Arabian Oil Co.	4,185,927
		5,610,697
	South Africa — 1.6%
244,358	Absa Group Ltd.	1,911,506
64,000	Bid Corp. Ltd.(a)	1,560,808
13,237	Capitec Bank Holdings Ltd.	1,465,019
394,769	Clicks Group Ltd.	6,173,083
59,600	Gold Fields Ltd.	956,496
3,059,631	Growthpoint Properties Ltd., REIT(a)	1,819,338
131,559	Lewis Group Ltd.	302,215
126,600	Nedbank Group Ltd.	1,528,794
2,572,228	Sibanye Stillwater Ltd.	2,946,287
143,900	Standard Bank Group Ltd.	1,407,672
		20,071,218
	South Korea — 6.2%
35,662	Amorepacific Corp.	3,210,573
43,800	Hana Financial Group, Inc.	1,916,301
11,300	HD Hyundai Electric Co. Ltd.	1,499,952
139,491	HL Mando Co. Ltd.	3,533,254
6,600	Hyundai Mobis Co. Ltd.	1,282,006
10,800	Hyundai Motor Co.	1,901,281
33,900	KB Financial Group, Inc.	1,770,228
71,400	Kia Corp.	5,940,056
106,028	Korea Electric Power Corp.	1,740,553
85,879	Korea Investment Holdings Co. Ltd.	4,248,499
388,429	Samsung Electronics Co. Ltd.	23,312,953
1,505	Samsung Electronics Co. Ltd., GDR(e)	2,237,935
109,948	Shinhan Financial Group Co. Ltd.	3,854,816
128,033	SK Hynix, Inc.	16,947,432
90,008	SK Telecom Co. Ltd.	3,563,548
35,568	S-Oil Corp.	2,058,122
100,000	Woori Financial Group, Inc.	1,083,751
		80,101,260
	Taiwan — 11.1%
115,700	Accton Technology Corp.	1,657,583
831,792	Advantech Co. Ltd.	10,578,198
30,200	Alchip Technologies Ltd.	2,986,642
153,300	Asia Vital Components Co. Ltd.	2,596,235
12,000	ASPEED Technology, Inc.	1,248,613

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Taiwan — continued
115,200	Asustek Computer, Inc.	1,524,433
668,795	Bizlink Holding, Inc.	5,370,672
2,518,000	CTBC Financial Holding Co. Ltd.	2,549,196
118,600	Elite Material Co. Ltd.	1,493,455
14,000	eMemory Technology, Inc.	1,049,885
463,200	Evergreen Marine Corp. Taiwan Ltd.	2,547,321
963,962	Fubon Financial Holding Co. Ltd.	2,087,352
277,000	Gold Circuit Electronics Ltd.	2,116,222
514,000	Hiwin Technologies Corp.	4,480,947
63,000	Largan Precision Co. Ltd.	4,783,539
169,200	Makalot Industrial Co. Ltd.	1,932,370
414,800	MediaTek, Inc.	15,034,856
218,800	Micro-Star International Co. Ltd.	1,141,738
188,600	Novatek Microelectronics Corp.	3,471,039
781,998	President Chain Store Corp.	6,487,430
139,000	Sinbon Electronics Co. Ltd.	1,216,117
1,679,624	Taiwan Semiconductor Manufacturing Co. Ltd.	40,359,050
144,253	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	19,625,621
98,000	Voltronic Power Technology Corp.	5,052,572
32,000	Wiwynn Corp.	2,189,761
		143,580,847
	Thailand — 1.6%
1,418,000	Airports of Thailand PCL Class F	2,535,786
2,798,100	Bangkok Dusit Medical Services PCL Class F	2,166,395
128,000	Bumrungrad Hospital PCL Class F	782,295
825,100	Kasikornbank PCL Class F	2,804,040
1,309,600	PTT Exploration & Production PCL Class F	5,383,761
295,800	Siam Cement PCL Class F	2,075,363
7,582,600	Thai Beverage PCL(a)	2,753,019
6,721,500	Thai Union Group PCL Class F	2,652,678
		21,153,337
	Turkey — 0.5%
1,190,000	Akbank TAS	1,720,703
165,300	BIM Birlesik Magazalar AS	1,795,962
133,000	Turk Hava Yollari AO*	1,224,059
3,865,554	Turkiye Is Bankasi AS Class C	1,341,808
		6,082,532
	United Arab Emirates — 0.3%
1,287,459	Abu Dhabi National Oil Co. for Distribution PJSC	1,276,170
761,589	First Abu Dhabi Bank PJSC	2,779,068
		4,055,238
	United Kingdom — 0.4%
107,173	Unilever PLC	5,382,282
	United States — 0.2%
13,185	Globant SA*	2,662,051
See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Vietnam — 0.1%
646,300	Vietnam Dairy Products JSC	1,764,650
	TOTAL COMMON STOCKS (COST $980,568,959)	927,888,103

Shares	Description	Value ($)
	INVESTMENT COMPANIES — 7.2%
	United States — 7.2%
600,561	iShares Core MSCI Emerging Markets ETF	30,988,948
754,700	iShares MSCI Emerging Markets ETF	31,003,076
741,608	Vanguard FTSE Emerging Markets ETF	30,976,966
	TOTAL INVESTMENT COMPANIES (COST $90,413,987)	92,968,990

Shares	Description	Value ($)
	PREFERRED STOCKS — 0.6%
	Brazil — 0.6%
1,286,500	Banco Bradesco SA, 7.81%	3,665,030
217,200	Itau Unibanco Holding SA, 6.82%	1,503,093
267,800	Petroleo Brasileiro SA, 8.54%	1,998,783
		7,166,906
	TOTAL PREFERRED STOCKS (COST $6,732,922)	7,166,906

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENT — 0.6%
	Mutual Fund - Securities Lending Collateral — 0.6%
7,756,324	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(g)(h)	7,756,324
	TOTAL SHORT-TERM INVESTMENT (COST $7,756,324)	7,756,324
	TOTAL INVESTMENTS — 80.3% (Cost $1,085,472,192)	1,035,780,323
	Other Assets and Liabilities (net) — 19.7%	253,814,929
	NET ASSETS — 100.0%	$1,289,595,252

Notes to Schedule of Investments:
*	Non-income producing security.
(a)	All or a portion of this security is out on loan.
(b)
Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $464,405 which represents 0.0% of net assets. The aggregate cost of these securities held at March 31, 2024 is $94,698,977.

(c)	Level 3 - significant unobservable inputs were used in determining the value of this security in the Fund.

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
March 31, 2024
(d)
Illiquid securities represent Russian securities impacted by the Russian/Ukraine crisis. The total market value of the securities at year end is $446,123 which represents 0.0% of net assets. The aggregate cost of these securities held at March 31, 2024 is $85,541,075.

(e)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(f)	Securities are traded on separate exchanges for the same entity.
(g)	The rate disclosed is the 7-day net yield as of March 31, 2024.
(h)	Represents an investment of securities lending cash collateral.
Futures Contracts
Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
1,759	MSCI Emerging Markets E-mini Index	Jun 2024	$92,259,550	$946

Abbreviations
ADR	—	American Depository Receipt
GDR	—	Global Depository Receipt
REIT	—	Real Estate Investment Trust
See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
March 31, 2024

Industry Sector Summary (Unaudited)	% of Net Assets
Financial	15.2
Technology	15.1
Consumer, Non-cyclical	10.9
Consumer, Cyclical	10.0
Communications	8.4
Investment Companies	7.2
Industrial	6.5
Energy	3.5
Basic Materials	2.1
Utilities	0.6
Diversified	0.2
Short-Term Investment	0.6
Other Assets and Liabilities (net)	19.7
100.0%

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 92.9%
	Australia — 1.2%
107,813	ANZ Group Holdings Ltd.	2,067,914
22,038	BlueScope Steel Ltd.	342,906
80,162	Brambles Ltd.	844,608
125	Cochlear Ltd.	27,525
24,704	Northern Star Resources Ltd.	233,211
29,265	Orica Ltd.	348,629
151,484	Perseus Mining Ltd.	212,481
6,401	Pro Medicus Ltd.	433,261
18,032	Qube Holdings Ltd.	40,115
8,196	REA Group Ltd.(a)	991,721
380	Rio Tinto PLC	24,083
6,971	Rio Tinto PLC, ADR	444,331
174,288	Sonic Healthcare Ltd.	3,344,078
4,507	Wesfarmers Ltd.	201,121
		9,555,984
	Belgium — 0.0%
11	Deme Group NV	1,761
	Bermuda — 0.2%
5,973	RenaissanceRe Holdings Ltd.	1,403,834
	Canada — 3.2%
2,100	Alamos Gold, Inc. Class A	30,990
68,100	Atco Ltd. Class I (a)	1,897,692
740	BCE, Inc.	25,145
2,900	Canadian National Railway Co.	382,245
87,325	Canadian Pacific Kansas City Ltd.(a)	7,699,445
500	CCL Industries, Inc. Class B (a)	25,579
1,100	Descartes Systems Group, Inc.*	100,713
27,100	Dundee Precious Metals, Inc.	206,266
723	E-L Financial Corp. Ltd.	581,814
79,100	Empire Co. Ltd. Class A	1,933,588
6,100	Evertz Technologies Ltd.	66,804
15,700	George Weston Ltd.	2,123,227
800	Great-West Lifeco, Inc.	25,610
8,100	Loblaw Cos. Ltd.	898,437
24,000	Metro, Inc., REIT(a)	1,289,695
300	National Bank of Canada	25,286
70,200	North West Co., Inc.	2,036,098
68,200	Power Corp. of Canada(a)	1,914,085
4,000	Royal Bank of Canada	403,828
115,444	SSR Mining, Inc.	514,880
500	Stantec, Inc.	41,552
28,200	Sun Life Financial, Inc.	1,540,190
400	Thomson Reuters Corp.	62,309
83,300	TMX Group Ltd.	2,199,379
3,300	Whitecap Resources, Inc.(a)	24,995
See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Canada — continued
31,700	Winpak Ltd.	949,653
		26,999,505
	China — 0.6%
44,500	BOC Hong Kong Holdings Ltd.	119,119
1,578,162	CITIC Telecom International Holdings Ltd.	510,161
45,428	NetEase, Inc., ADR	4,700,435
		5,329,715
	Denmark — 0.5%
17	AP Moller - Maersk AS Class B	22,138
7,348	Ascendis Pharma AS, ADR*	1,110,797
2,299	Carlsberg AS Class B	314,101
1,049	Danske Bank AS	31,380
86	Genmab AS*	25,950
260	Novo Nordisk AS, ADR	33,384
16,266	Novo Nordisk AS Class B	2,075,614
81	Rockwool AS Class A *	26,388
327	Schouw & Co. AS	25,188
1,148	Sparekassen Sjaelland-Fyn AS	35,405
38,670	Vestjysk Bank AS	25,812
		3,726,157
	France — 3.7%
10,429	Air Liquide SA	2,172,018
35,383	Airbus SE	6,523,832
1,950	Boiron SA(a)	70,804
24,430	Bureau Veritas SA	746,151
17,694	Danone SA	1,144,469
268	Dassault Aviation SA	59,046
33,476	Dassault Systemes SE	1,483,763
16,455	Eiffage SA	1,868,662
20,644	Legrand SA	2,189,866
2,172	Orange SA	25,541
17,354	Rubis SCA	613,623
26,723	Safran SA	6,062,219
4,673	Societe BIC SA	334,101
214	Societe LDC SADIR	31,432
9,940	SPIE SA	373,800
1,108	Stef SA	163,222
540	Vetoquinol SA	58,028
53,789	Vinci SA	6,899,020
		30,819,597
	Georgia — 0.2%
28,915	Bank of Georgia Group PLC	1,844,607
	Germany — 1.4%
1,317	Bayerische Motoren Werke AG	152,135
57,178	Beiersdorf AG	8,333,464

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Germany — continued
2,035	Deutsche Boerse AG	416,813
1,051	Deutsche Telekom AG	25,539
12,479	E.ON SE	173,655
55	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	26,867
1,192	Pfeiffer Vacuum Technology AG	200,828
9,527	SAP SE	1,856,782
513	Vossloh AG	25,320
2,879	Wuestenrot & Wuerttembergische AG	41,416
		11,252,819
	Hong Kong — 0.5%
104,251	Bank of East Asia Ltd.	124,146
352,136	Dah Sing Banking Group Ltd.	250,611
342,000	Emperor International Holdings Ltd.	17,261
40,500	HK Electric Investments & HK Electric Investments Ltd.(b)	25,305
1,209,000	HKT Trust & HKT Ltd.	1,410,367
16,000	Hong Kong Ferry Holdings Co. Ltd.	9,159
600	Jardine Matheson Holdings Ltd.	22,380
249,000	Langham Hospitality Investments & Langham Hospitality Investments Ltd.	18,135
12,000	Miramar Hotel & Investment	15,302
593,000	PCCW Ltd.	293,225
101,000	Power Assets Holdings Ltd.	591,047
300,000	Regal Hotels International Holdings Ltd.*	101,195
193,902	Regal Real Estate Investment Trust, REIT	11,644
56,355	SmarTone Telecommunications Holdings Ltd.	27,578
58,000	Transport International Holdings Ltd.	66,697
230,163	VTech Holdings Ltd.	1,395,426
3,000	Wing On Co. International Ltd.	4,592
		4,384,070
	Israel — 1.1%
39,742	Check Point Software Technologies Ltd.*	6,518,085
25,519	First International Bank Of Israel Ltd.	1,065,700
3	Isracard Ltd.	12
450,823	Isramco Negev 2 LP	220,262
1,369	Nice Ltd., ADR*(a)	356,789
3,487	Nova Ltd.*	618,524
14,476	Radware Ltd.*	270,991
		9,050,363
	Italy — 0.1%
10,839	Coca-Cola HBC AG	342,720
16,100	Ferretti SpA	53,691
136,967	UnipolSai Assicurazioni SpA(a)	397,029
		793,440
	Japan — 4.4%
12,100	Aeon Co. Ltd.	286,540
13,100	Aica Kogyo Co. Ltd.	319,569
23,300	Amano Corp.	593,027
See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Japan — continued
47,800	Anritsu Corp.	385,950
39,200	Arcs Co. Ltd.	808,114
1,400	Artience Co. Ltd.	27,094
2,300	Autobacs Seven Co. Ltd.(a)	23,989
17,600	Axial Retailing, Inc.	119,198
1,000	Belc Co. Ltd.	45,855
27,500	Brother Industries Ltd.	508,590
12,100	Canon Marketing Japan, Inc.	355,617
21,600	Canon, Inc.	642,384
48,100	COMSYS Holdings Corp.	1,123,165
800	Dai Nippon Printing Co. Ltd.	24,432
700	Dowa Holdings Co. Ltd.	24,060
310,500	ENEOS Holdings, Inc.	1,490,901
40,600	EXEO Group, Inc.	430,023
34,500	Ezaki Glico Co. Ltd.	961,974
1,900	Fujicco Co. Ltd.	23,828
31,200	FUJIFILM Holdings Corp.	698,441
2,100	Honda Motor Co. Ltd.	25,857
36,300	House Foods Group, Inc.	737,777
1,900	Inaba Denki Sangyo Co. Ltd.	43,939
2,400	Japan Post Bank Co. Ltd.	25,769
2,500	Japan Post Holdings Co. Ltd.	25,149
82,501	Japan Tobacco, Inc.	2,195,738
25,455	Kaken Pharmaceutical Co. Ltd.	574,543
38,200	Kamigumi Co. Ltd.	839,241
11,600	Kato Sangyo Co. Ltd.	347,207
22,300	Kewpie Corp.	413,230
1,400	Kinden Corp.(a)	24,319
600	Kobayashi Pharmaceutical Co. Ltd.	19,446
56,800	Kyorin Pharmaceutical Co. Ltd.	681,923
16,700	Lawson, Inc.	1,140,404
1,400	Mabuchi Motor Co. Ltd.	25,443
2,900	Maruichi Steel Tube Ltd.	77,144
23,200	McDonald's Holdings Co. Japan Ltd.	1,042,387
22,100	Medipal Holdings Corp.	337,461
13,000	Megmilk Snow Brand Co. Ltd.	230,546
95,400	MEIJI Holdings Co. Ltd.	2,080,148
79,800	Mitsubishi Electric Corp.	1,329,517
7,200	Mitsubishi Shokuhin Co. Ltd.	264,033
25,900	Mochida Pharmaceutical Co. Ltd.(a)	546,767
1,400	Morinaga & Co. Ltd.	23,996
6,300	NH Foods Ltd.(a)	210,673
13,700	Nikkon Holdings Co. Ltd.	263,735
500	Nintendo Co. Ltd.	27,285
55,700	Nippn Corp.(a)	853,837
5,700	Nippon Kayaku Co. Ltd.	48,716
30,200	Nippon Light Metal Holdings Co. Ltd.	357,184
1,514,600	Nippon Telegraph & Telephone Corp.	1,801,368
7,000	Nisshin Oillio Group Ltd.	234,497

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Japan — continued
12,000	NOF Corp.	163,732
200	Obic Co. Ltd.	30,150
53,600	Okinawa Cellular Telephone Co.	1,262,572
1,300	Osaka Gas Co. Ltd.	29,188
23,300	Otsuka Holdings Co. Ltd.	965,439
800	S&B Foods, Inc.	23,285
10,100	San-A Co. Ltd.	312,320
23,900	Sankyo Co. Ltd.(a)	260,800
700	Sankyu, Inc.	24,023
1,400	SCSK Corp.	25,966
17,300	Secom Co. Ltd.	1,252,820
1,500	Seiko Epson Corp.(a)	26,116
1,100	Sekisui House Ltd.	24,959
4,600	Senko Group Holdings Co. Ltd.(a)	34,376
900	Shimadzu Corp.	24,994
18,159	Showa Sangyo Co. Ltd.	414,545
161,800	SoftBank Corp.(a)	2,075,085
17,400	Toho Holdings Co. Ltd.(a)	412,739
1,611	TOKAI Holdings Corp.	10,485
2,000	Tokyo Electron Ltd.	518,815
25,100	Trend Micro, Inc.	1,271,211
74,800	USS Co. Ltd.	617,547
35,900	Vital KSK Holdings, Inc.	294,373
4,400	Yaoko Co. Ltd.(a)	264,241
9,700	Zenkoku Hosho Co. Ltd.(a)	346,545
		36,428,356
	Jordan — 0.0%
1,226	Hikma Pharmaceuticals PLC	29,713
	Netherlands — 2.3%
13,767	ASML Holding NV	13,265,550
49,062	Koninklijke Ahold Delhaize NV	1,468,798
152,168	Koninklijke KPN NV	569,607
61,224	Shell PLC(c)	2,046,804
3,693	Shell PLC(c)	122,461
8,007	Wolters Kluwer NV	1,255,626
		18,728,846
	New Zealand — 0.2%
673,334	Spark New Zealand Ltd.	1,919,127
	Norway — 0.5%
95,361	DNB Bank ASA	1,890,765
3,317	Kongsberg Gruppen ASA	229,162
3,506	Orkla ASA	24,736
15,309	SFL Corp. Ltd.	201,773
52,664	SpareBank 1 SMN	668,943
12,750	SpareBank 1 SR-Bank ASA	159,836
See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Norway — continued
27,177	Sparebanken Vest	291,596
71,955	Telenor ASA	800,893
16,762	Veidekke ASA	182,320
		4,450,024
	Singapore — 0.6%
13,600	Frasers Property Ltd.	8,565
12,000	Great Eastern Holdings Ltd.	162,004
44,804	Hong Leong Finance Ltd.	82,663
212,400	Oversea-Chinese Banking Corp. Ltd.	2,123,056
11,100	SBS Transit Ltd.	21,384
1,787,301	Sheng Siong Group Ltd.	2,026,208
103,600	Singapore Exchange Ltd.	706,992
33,000	Singapore Land Group Ltd.	43,768
2,500	United Overseas Bank Ltd.	54,294
		5,228,934
	South Korea — 0.3%
1,927	Samsung Electronics Co. Ltd., GDR(b)	2,865,449
	Spain — 1.2%
30,074	Acerinox SA	330,158
622	ACS Actividades de Construccion y Servicios SA	26,051
32,647	Aena SME SA	6,432,960
60,089	Cia de Distribucion Integral Logista Holdings SA	1,680,810
3,070	Ebro Foods SA(a)	51,193
34,307	Industria de Diseno Textil SA	1,729,196
		10,250,368
	Sweden — 0.1%
28,060	Skandinaviska Enskilda Banken AB Class A (a)	380,384
7,869	Volvo AB Class B (a)	213,493
		593,877
	Switzerland — 1.6%
45,057	ABB Ltd.	2,095,523
1,249	Banque Cantonale de Geneve	399,369
168	Basellandschaftliche Kantonalbank	155,559
1,399	Berner Kantonalbank AG(a)	378,990
2,312	BKW AG	355,258
122	Chocoladefabriken Lindt & Spruengli AG(a)	1,461,508
20,489	Cie Financiere Richemont SA Class A	3,127,831
772	Emmi AG	767,114
323	Givaudan SA	1,440,178
15	Graubuendner Kantonalbank	29,144
402	Huber & Suhner AG(a)	34,010
1,515	Kuehne & Nagel International AG	422,188
334	Landis & Gyr Group AG	25,679
7,419	Logitech International SA	665,214
22,202	Novartis AG	2,153,646

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Switzerland — continued
130	Schindler Holding AG	32,778
78	Sonova Holding AG	22,611
43	Swisscom AG*	26,324
		13,592,924
	United Kingdom — 3.8%
225,185	BAE Systems PLC	3,838,854
4,921	BP PLC, ADR	185,423
34,715	Bunzl PLC	1,336,661
1,742	Cranswick PLC	90,136
228,822	Diageo PLC	8,456,432
1,779	Hill & Smith PLC	43,958
7,399	Imperial Brands PLC	165,438
23,500	London Stock Exchange Group PLC	2,817,237
49,861	RELX PLC	2,156,672
119,784	Sage Group PLC	1,914,918
360,011	Spirent Communications PLC	909,568
170,872	St. James's Place PLC	1,002,642
7,618	Tesco PLC	28,543
166,811	Unilever PLC	8,380,851
		31,327,333
	United States — 65.2%
4,200	3M Co.	445,494
34,400	Abbott Laboratories	3,909,904
17,600	AbbVie, Inc.	3,204,960
11,537	Accenture PLC Class A	3,998,840
1,500	Acuity Brands, Inc.	403,095
7,375	Adobe, Inc.*	3,721,425
31,600	Albertsons Cos., Inc. Class A	677,504
8,037	Align Technology, Inc.*	2,635,493
4,000	Allstate Corp.	692,040
138,542	Alphabet, Inc. Class A *	20,910,144
60,500	Altria Group, Inc.	2,639,010
73,391	Amazon.com, Inc.*	13,238,269
30,171	Amdocs Ltd.	2,726,553
13,700	American Express Co.	3,119,353
200	Ameriprise Financial, Inc.	87,688
9,300	Amgen, Inc.	2,644,176
2,700	Aon PLC Class A	901,044
28,800	Apple, Inc.	4,938,624
14,700	Arch Capital Group Ltd.*	1,358,868
4,000	Arista Networks, Inc.*	1,159,920
101,800	AT&T, Inc.	1,791,680
29,817	Autodesk, Inc.*	7,764,943
38,651	Automatic Data Processing, Inc.	9,652,701
160	AutoZone, Inc.*	504,264
8,800	Axis Capital Holdings Ltd.	572,176
9,300	Bank of New York Mellon Corp.	535,866
See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	United States — continued
18,570	Becton Dickinson & Co.	4,595,146
12,872	Berkshire Hathaway, Inc. Class B *	5,412,933
6,100	Biogen, Inc.*	1,315,343
5,600	BioMarin Pharmaceutical, Inc.*	489,104
11,137	Bio-Rad Laboratories, Inc. Class A *	3,851,954
2,630	Booking Holdings, Inc.	9,541,324
30,855	Bristol-Myers Squibb Co.	1,673,267
1,417	Broadcom, Inc.	1,878,106
5,150	CACI International, Inc. Class A *	1,950,975
11,735	Cadence Design Systems, Inc.*	3,652,871
16,400	Cardinal Health, Inc.	1,835,160
7,200	Casey's General Stores, Inc.	2,292,840
64,826	Catalent, Inc.*	3,659,428
600	Caterpillar, Inc.	219,858
14,000	Cboe Global Markets, Inc.	2,572,220
7,400	CDW Corp.	1,892,772
6,500	Cencora, Inc.	1,579,435
14,000	Centene Corp.*	1,098,720
17,082	Charter Communications, Inc. Class A *	4,964,542
3,200	Chemed Corp.	2,054,176
11,900	Cheniere Energy, Inc.	1,919,232
11,300	Chevron Corp.	1,782,462
13,400	Chubb Ltd.	3,472,342
6,250	Cigna Group	2,269,937
88,800	Cisco Systems, Inc.	4,432,008
11,600	Clean Harbors, Inc.*	2,335,196
16,000	CNA Financial Corp.	726,720
66,100	Coca-Cola Co.	4,043,998
29,200	Colgate-Palmolive Co.	2,629,460
39,300	Comcast Corp. Class A	1,703,655
6,200	ConocoPhillips	789,136
4,449	Consolidated Edison, Inc.	404,014
30,373	Cooper Cos., Inc.	3,081,645
6,300	Costco Wholesale Corp.	4,615,569
8,600	Curtiss-Wright Corp.	2,201,084
4,400	Darden Restaurants, Inc.	735,460
19,400	Donaldson Co., Inc.	1,448,792
22,577	DTE Energy Co.	2,531,785
54,366	Electronic Arts, Inc.	7,212,737
18,747	Elevance Health, Inc.	9,721,069
6,817	Eli Lilly & Co.	5,303,353
1,400	EMCOR Group, Inc.	490,280
11,200	Encompass Health Corp.	924,896
19,100	Entergy Corp.	2,018,488
4,214	Everest Group Ltd.	1,675,065
31,900	Exxon Mobil Corp.	3,708,056
9,600	F5, Inc.*	1,820,064
8,330	FactSet Research Systems, Inc.	3,785,069
1,600	FedEx Corp.	463,584

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	United States — continued
10,700	Ferguson PLC	2,337,201
48,093	Fiserv, Inc.*	7,686,223
11,000	General Dynamics Corp.	3,107,390
30,400	Gilead Sciences, Inc.	2,226,800
200	Globe Life, Inc.	23,274
7,700	Grand Canyon Education, Inc.*	1,048,817
78,663	GSK PLC	1,697,853
11,141	GSK PLC, ADR	477,615
15,600	Hartford Financial Services Group, Inc.	1,607,580
326	Hershey Co.	63,407
1,700	HF Sinclair Corp.	102,629
5,714	Home Depot, Inc.	2,191,890
1,300	Honeywell International, Inc.	266,825
1,500	HP, Inc.	45,330
8,400	Huntington Ingalls Industries, Inc.	2,448,348
24,718	ICON PLC*	8,304,012
20,000	Ingredion, Inc.	2,337,000
50,120	Intercontinental Exchange, Inc.	6,887,992
12,900	International Business Machines Corp.	2,463,384
16,980	Intuit, Inc.	11,037,000
2,600	IQVIA Holdings, Inc.*	657,514
400	Jabil, Inc.	53,580
6,300	JB Hunt Transport Services, Inc.	1,255,275
61,071	Johnson & Johnson	9,660,821
12,200	JPMorgan Chase & Co.	2,443,660
18,100	Kimberly-Clark Corp.	2,341,235
2,700	KLA Corp.	1,886,139
52,400	Kroger Co.	2,993,612
2,200	L3Harris Technologies, Inc.	468,820
5,700	Landstar System, Inc.	1,098,732
5,300	Leidos Holdings, Inc.	694,777
6,800	Lockheed Martin Corp.	3,093,116
32,000	Loews Corp.	2,505,280
1,200	Lululemon Athletica, Inc.*	468,780
8,000	Manhattan Associates, Inc.*	2,001,840
6,900	Marathon Petroleum Corp.	1,390,350
1,590	Markel Group, Inc.*	2,419,153
21,470	Mastercard, Inc. Class A	10,339,308
6,300	McDonald's Corp.	1,776,285
4,600	McKesson Corp.	2,469,510
37,234	Merck & Co., Inc.	4,913,026
4,900	Meta Platforms, Inc. Class A	2,379,342
52,992	Microsoft Corp.	22,294,794
5,000	Molina Healthcare, Inc.*	2,054,150
25,337	Monster Beverage Corp.*	1,501,977
22,081	Moody's Corp.	8,678,495
5,919	Motorola Solutions, Inc.	2,101,127
10,700	MSC Industrial Direct Co., Inc. Class A	1,038,328
4,950	Murphy USA, Inc.	2,075,040
See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	United States — continued
69,125	Nestle SA	7,348,417
16,800	NetApp, Inc.	1,763,496
1,600	Neurocrine Biosciences, Inc.*	220,672
2,450	NewMarket Corp.	1,554,819
17,851	Newmont Corp.	639,780
5,400	Northrop Grumman Corp.	2,584,764
420	NVIDIA Corp.	379,495
48,000	OGE Energy Corp.	1,646,400
23,414	Oracle Corp.	2,941,033
15,750	PACCAR, Inc.	1,951,268
1,600	Parker-Hannifin Corp.	889,264
23,148	PepsiCo, Inc.	4,051,131
96,035	Philip Morris International, Inc.	8,798,727
6,200	Phillips 66	1,012,708
30,180	Procter & Gamble Co.	4,896,705
3,000	Progressive Corp.	620,460
2,100	PTC, Inc.*	396,774
34,600	Public Service Enterprise Group, Inc.	2,310,588
31,674	Qiagen NV*	1,361,665
12,900	QUALCOMM, Inc.	2,183,970
2,550	Regeneron Pharmaceuticals, Inc.*	2,454,349
10,800	Reinsurance Group of America, Inc.	2,083,104
15,104	Republic Services, Inc.	2,891,510
23,174	Roche Holding AG	5,909,923
6,300	Roper Technologies, Inc.	3,533,292
4,700	Royal Gold, Inc.	572,507
9,461	S&P Global, Inc.	4,025,182
10,900	Salesforce, Inc.	3,282,862
14,500	Science Applications International Corp.	1,890,655
116	Seaboard Corp.	373,975
4,100	ServiceNow, Inc.*	3,125,840
6,900	Snap-on, Inc.	2,043,918
3,486	Spotify Technology SA*	919,955
10,300	SS&C Technologies Holdings, Inc.	663,011
272	Synopsys, Inc.*	155,448
3,300	Sysco Corp.	267,894
11,700	TD SYNNEX Corp.	1,323,270
7,900	Tetra Tech, Inc.	1,459,209
7,800	Texas Roadhouse, Inc.	1,204,866
28,300	Textron, Inc.	2,714,819
11,967	Thermo Fisher Scientific, Inc.	6,955,340
22,300	T-Mobile U.S., Inc.	3,639,806
10,200	Travelers Cos., Inc.	2,347,428
6,000	United Therapeutics Corp.*	1,378,320
21,744	UnitedHealth Group, Inc.	10,756,757
28,819	VeriSign, Inc.*	5,461,489
101,812	Verizon Communications, Inc.	4,272,032
5,800	Vertex Pharmaceuticals, Inc.*	2,424,458
72,507	Visa, Inc. Class A	20,235,254

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	United States — continued
8,600	W R Berkley Corp.	760,584
70,908	Walmart, Inc.	4,266,534
14,885	Waste Management, Inc.	3,172,738
840	White Mountains Insurance Group Ltd.	1,507,212
2,100	Workday, Inc. Class A *	572,775
25,959	Xcel Energy, Inc.	1,395,296
13,800	Zoetis, Inc.	2,335,098
15,200	Zoom Video Communications, Inc. Class A *	993,624
		543,346,470
	TOTAL COMMON STOCKS (COST $639,122,559)	773,923,273

	PREFERRED STOCKS — 0.2%
	Germany — 0.2%
3,219	FUCHS SE, 2.33%	159,572
25,486	Henkel AG & Co. KGaA, 2.49%	2,050,604
		2,210,176
	TOTAL PREFERRED STOCKS (COST $1,976,034)	2,210,176

	WARRANT — 0.0%
	Canada — 0.0%
100	Constellation Software, Inc. Expires 03/31/40*(d)(e) 144A	—
	TOTAL WARRANT (COST $—)	—

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENT — 1.8%
	Mutual Fund - Securities Lending Collateral — 1.8%
14,584,436	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(f)(g)	14,584,436
	TOTAL SHORT-TERM INVESTMENT (COST $14,584,436)	14,584,436
	TOTAL INVESTMENTS — 94.9% (Cost $655,683,029)	790,717,885
	Other Assets and Liabilities (net) — 5.1%	42,534,121
	NET ASSETS — 100.0%	$833,252,006

Notes to Schedule of Investments:
*	Non-income producing security.
(a)	All or a portion of this security is out on loan.
(b)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(c)	Securities are traded on separate exchanges for the same entity.
See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
March 31, 2024
(d)	Level 3 - significant unobservable inputs were used in determining the value of this security in the Fund.
(e)
Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $0 which represents 0.0% of net assets. The aggregate cost of these securities held at March 31, 2024 is $0.

(f)	The rate disclosed is the 7-day net yield as of March 31, 2024.
(g)	Represents an investment of securities lending cash collateral.
144A
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The total market value of the securities at year end is $0 which represents 0.0% of net assets.

Futures Contracts
Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
5	Canadian Dollar	Jun 2024	$369,700	$(808)
31	MSCI EAFE Index	Jun 2024	3,653,505	18,952
33	S&P 500 E-mini Index	Jun 2024	8,759,025	106,996
2	S&P/TSX 60 Index	Jun 2024	396,497	4,133
				$129,273

Abbreviations
ADR	—	American Depository Receipt
GDR	—	Global Depository Receipt
REIT	—	Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
March 31, 2024

Industry Sector Summary (Unaudited)	% of Net Assets
Consumer, Non-cyclical	31.4
Technology	17.3
Financial	12.3
Communications	11.8
Industrial	11.0
Consumer, Cyclical	4.7
Energy	1.8
Utilities	1.6
Basic Materials	1.2
Diversified	0.0*
Short-Term Investment	1.8
Other Assets and Liabilities (net)	5.1
100.0%

*	Amount rounds to zero.
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 94.5%
	Australia — 3.3%
310,507	AGL Energy Ltd.	1,689,474
44,424	Ampol Ltd.	1,153,202
416,900	ANZ Group Holdings Ltd.	7,996,375
36,960	Aristocrat Leisure Ltd.	1,036,846
1,358,851	Aurizon Holdings Ltd.	3,546,057
681,000	Bank of Queensland Ltd.(a)	2,807,877
1,846,226	Beach Energy Ltd.	2,210,217
336,600	BlueScope Steel Ltd.	5,237,408
84,041	Brambles Ltd.	885,478
41,228	Downer EDI Ltd.	137,175
225,700	Elders Ltd.(a)	1,381,174
194,900	Fortescue Ltd.	3,267,826
1,854,586	Glencore PLC	10,198,233
1,558,600	Harvey Norman Holdings Ltd.(a)	5,236,678
1,256,900	Helia Group Ltd.	3,206,206
86,000	JB Hi-Fi Ltd.	3,604,836
1,489,800	Metcash Ltd.	3,800,307
36,619	New Hope Corp. Ltd.	111,090
1,431,210	NEXTDC Ltd.*(a)	16,610,903
810,700	Perenti Ltd.	518,323
5,487	Premier Investments Ltd.	117,451
685,200	Qantas Airways Ltd.*	2,436,283
38,488	QBE Insurance Group Ltd.	455,237
121,500	Rio Tinto Ltd.	9,651,501
76,675	Rio Tinto PLC	4,859,451
964,100	Stockland, REIT	3,050,547
662,097	Super Retail Group Ltd.	6,954,428
17,814	Technology One Ltd.	197,223
51,401	Ventia Services Group Pty. Ltd.	129,106
56,133	Viva Energy Group Ltd. 144A	135,498
174,455	Wesfarmers Ltd.	7,784,908
49,471	Whitehaven Coal Ltd.	229,152
714,357	Woodside Energy Group Ltd.	14,214,418
		124,850,888
	Austria — 0.5%
47,600	ANDRITZ AG	2,971,382
5,427	BAWAG Group AG 144A	344,050
20,339	Erste Group Bank AG(b)	907,201
2,891	Erste Group Bank AG(b)	128,665
145,742	OMV AG	6,903,623
9,905	Raiffeisen Bank International AG	197,474
233,450	Wienerberger AG	8,511,773
		19,964,168
	Belgium — 0.2%
66,300	Ageas SA	3,073,244
21,907	Proximus SADP	177,399

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Belgium — continued
38,788	Solvay SA(a)	1,059,843
34,200	Syensqo SA*	3,242,242
		7,552,728
	Brazil — 1.2%
962,160	NU Holdings Ltd. Class A *	11,478,569
1,219,100	Petroleo Brasileiro SA	9,323,081
141,961	Petroleo Brasileiro SA, ADR	2,159,227
554,342	Petroleo Brasileiro SA, Preferred ADR	8,259,696
390,500	Vale SA	4,745,555
172,176	Wheaton Precious Metals Corp.(a)	8,117,368
63,900	Yara International ASA	2,019,736
		46,103,232
	Canada — 1.3%
106,350	Agnico Eagle Mines Ltd.(a)	6,347,600
157,660	Canadian Pacific Kansas City Ltd.(a)	13,914,158
20,100	Canadian Tire Corp. Ltd. Class A (a)	2,006,658
201,507	Franco-Nevada Corp.	24,033,423
78,900	Suncor Energy, Inc.	2,914,621
		49,216,460
	Chile — 0.0%
24,025	Antofagasta PLC	618,828
	China — 1.3%
3,213,500	3SBio, Inc. 144A	2,455,357
5,072,000	Agricultural Bank of China Ltd. Class H	2,138,594
2,077,000	Bank of China Ltd. Class H	857,184
248,500	Budweiser Brewing Co. APAC Ltd. 144A	365,775
443,500	BYD Electronic International Co. Ltd.	1,634,838
439,500	China Conch Venture Holdings Ltd.	305,487
12,250,000	China Construction Bank Corp. Class H	7,387,768
1,310,000	China Medical System Holdings Ltd.	1,375,873
412,000	China Merchants Bank Co. Ltd. Class H	1,629,270
254,500	CSC Financial Co. Ltd. Class H 144A	192,831
3,906,000	CSPC Pharmaceutical Group Ltd.	3,069,323
44,886	Daqo New Energy Corp., ADR*	1,263,541
91,000	Dongfang Electric Corp. Ltd. Class H	95,111
247,000	Fu Shou Yuan International Group Ltd.	152,749
656,000	Fuyao Glass Industry Group Co. Ltd. Class H 144A	3,302,442
329,000	Geely Automobile Holdings Ltd.	388,421
574,000	Hengan International Group Co. Ltd.	1,807,857
171,000	Hua Hong Semiconductor Ltd.* 144A	333,416
4,884,000	Industrial & Commercial Bank of China Ltd. Class H	2,458,709
370,500	Kingboard Holdings Ltd.	755,538
1,270,000	Lenovo Group Ltd.	1,471,791
22,765	Li Auto, Inc., ADR*	689,324
116,500	NetEase, Inc.	2,423,346
148,600	Pop Mart International Group Ltd. 144A	545,873
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	China — continued
141,500	Shandong Gold Mining Co. Ltd. Class H 144A	287,106
628,600	Shanghai Pharmaceuticals Holding Co. Ltd. Class H	907,586
1,194,400	Sinopharm Group Co. Ltd. Class H	3,059,845
313,000	SITC International Holdings Co. Ltd.	571,894
250,000	TravelSky Technology Ltd. Class H	302,819
7,000	Wuxi Biologics Cayman, Inc.* 144A	12,790
3,513,000	Xinyi Glass Holdings Ltd.	3,721,070
462,000	Yadea Group Holdings Ltd. 144A	748,508
2,695,000	Yangzijiang Shipbuilding Holdings Ltd.	3,814,056
59,000	Zhongsheng Group Holdings Ltd.	102,223
		50,628,315
	Denmark — 2.6%
387	AP Moller - Maersk AS Class A	495,062
2,065	AP Moller - Maersk AS Class B	2,689,149
49,100	D/S Norden AS	2,000,542
181,400	Danske Bank AS	5,426,372
71,900	Dfds AS	2,086,261
9,876	ISS AS	179,746
86,019	Jyske Bank AS	7,256,160
480,428	Novo Nordisk AS Class B	61,304,741
80,919	Novozymes AS Class B	4,747,467
31,822	Pandora AS	5,135,107
13,564	Rockwool AS Class B *	4,456,196
5,488	Spar Nord Bank AS	91,539
65,456	Sydbank AS	3,381,554
		99,249,896
	Egypt — 0.0%
288,540	Centamin PLC	411,518
	Finland — 1.0%
39,094	Kone OYJ Class B	1,821,436
74,821	Konecranes OYJ	3,887,609
1,474,735	Nokia OYJ	5,241,621
1,482,082	Nordea Bank Abp(a)(b)	16,522,097
444,650	Nordea Bank Abp(b)	5,027,924
11,956	Nordea Bank Abp(b)	135,218
10,415	Puuilo OYJ	111,413
49,000	TietoEVRY OYJ(a)	1,037,761
99,800	Valmet OYJ(a)	2,628,852
		36,413,931
	France — 8.0%
101,173	Air Liquide SA	21,071,016
32,000	Arkema SA	3,370,982
120,900	AXA SA	4,545,864
183,078	BNP Paribas SA	13,022,117
158,600	Bouygues SA	6,479,824
55,763	Capgemini SE	12,845,787

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	France — continued
251,878	Carrefour SA	4,318,448
228,193	Cie de Saint-Gobain SA	17,727,035
120,400	Cie Generale des Etablissements Michelin SCA	4,618,736
456,200	Credit Agricole SA	6,807,087
319,657	Dassault Systemes SE	14,168,220
253,630	Edenred SE	13,548,102
53,319	EssilorLuxottica SA	12,075,473
2,526	Eurazeo SE	221,656
42,600	Ipsen SA	5,074,682
48,500	IPSOS SA	3,423,033
198,113	Legrand SA	21,015,350
6,442	L'Oreal SA	3,051,846
33,258	LVMH Moet Hennessy Louis Vuitton SE	29,945,368
125,400	Metropole Television SA	1,871,670
31,377	Nexity SA(a)	321,081
1,628,573	Orange SA	19,150,453
84,990	Pernod Ricard SA	13,763,789
35,500	Quadient SA	730,760
220,900	Rexel SA	5,971,457
45,386	Societe BIC SA	3,244,917
44,351	Societe Generale SA	1,188,376
18,000	Sopra Steria Group	4,362,336
219,200	Television Francaise 1 SA(a)	2,005,154
812,462	TotalEnergies SE(a)	55,692,316
6,515	Ubisoft Entertainment SA*	137,241
10,102	Vallourec SACA*	187,655
65,600	Verallia SA	2,553,362
		308,511,193
	Georgia — 0.1%
45,361	Bank of Georgia Group PLC	2,893,765
1,662	TBC Bank Group PLC	67,500
		2,961,265
	Germany — 9.0%
39,039	adidas AG	8,727,558
7,105	AIXTRON SE	187,998
38,045	Allianz SE	11,414,412
38,500	Aurubis AG	2,710,184
265,905	Bayer AG	8,164,453
284,258	Bayerische Motoren Werke AG	32,836,572
74,782	Beiersdorf AG	10,899,176
2,099	Bilfinger SE	98,158
6,807	Continental AG	491,819
84,800	Daimler Truck Holding AG	4,300,784
328,325	Deutsche Bank AG(b)	5,170,646
115,553	Deutsche Bank AG(b)	1,822,271
81,718	Deutsche Boerse AG	16,737,643
118,200	Deutsche Pfandbriefbank AG(a)	631,131
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Germany — continued
216,843	Deutsche Post AG	9,347,711
201,993	Deutsche Telekom AG	4,908,430
4,206	Duerr AG	97,300
424,743	E.ON SE	5,910,638
104,196	Evonik Industries AG	2,062,143
16,677	Fresenius Medical Care AG	642,098
303,548	Fresenius SE & Co. KGaA	8,195,795
170,089	GEA Group AG	7,199,050
57,756	Heidelberg Materials AG	6,359,282
32,891	Henkel AG & Co. KGaA	2,371,467
155,754	HUGO BOSS AG	9,187,865
488,429	Infineon Technologies AG	16,624,266
15,573	K&S AG	243,200
85,207	Knorr-Bremse AG	6,450,851
25,082	LEG Immobilien SE*	2,155,707
360,278	Mercedes-Benz Group AG	28,719,486
5,987	MTU Aero Engines AG	1,520,794
14,583	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	7,123,562
6,398	Puma SE	290,351
418,863	SAP SE	81,635,052
23,256	SAP SE, ADR	4,535,618
72,905	Siemens AG	13,933,369
55,825	Symrise AG Class A	6,689,286
85,196	TAG Immobilien AG*	1,166,248
42,000	Talanx AG	3,329,424
8,599	TeamViewer SE* 144A	128,206
106,800	United Internet AG	2,406,076
599	Volkswagen AG	91,604
191,830	Vonovia SE	5,676,633
1,131	Wacker Chemie AG	127,706
110,370	Zalando SE*	3,157,597
		346,479,620
	Greece — 0.1%
65,200	Mytilineos SA	2,518,076
	Guatemala — 0.0%
8,684	Millicom International Cellular SA, SDR*	177,211
	Hong Kong — 0.4%
15,600	ASMPT Ltd.	196,135
7,600	Jardine Matheson Holdings Ltd.	283,480
326,000	Pacific Basin Shipping Ltd.	94,137
26,000	Swire Pacific Ltd. Class A	213,941
376,000	Techtronic Industries Co. Ltd.	5,097,279
9,510,000	Tongda Group Holdings Ltd.*	92,349
1,834,000	United Laboratories International Holdings Ltd.	2,099,629
9,820,000	WH Group Ltd. 144A	6,474,353
		14,551,303

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Hungary — 0.1%
314,700	MOL Hungarian Oil & Gas PLC	2,553,124
95,800	Richter Gedeon Nyrt	2,431,420
		4,984,544
	India — 0.1%
1,172,100	Redington Ltd.	2,916,811
	Indonesia — 0.0%
7,888,300	Golden Agri-Resources Ltd.	1,578,128
	Ireland — 1.0%
11,943	AerCap Holdings NV*	1,037,966
3,694,687	AIB Group PLC	18,770,191
1,347,073	Bank of Ireland Group PLC	13,748,226
47,290	Kerry Group PLC Class A	4,057,255
		37,613,638
	Israel — 0.6%
209,233	Bank Hapoalim BM	1,969,144
316,972	Bank Leumi Le-Israel BM	2,644,822
126,656	Bezeq The Israeli Telecommunication Corp. Ltd.	163,449
1,421	First International Bank Of Israel Ltd.	59,343
233	Israel Corp. Ltd.*	63,597
249,942	Israel Discount Bank Ltd. Class A	1,298,249
47,772	Mizrahi Tefahot Bank Ltd.	1,798,116
3,645	Nice Ltd.*	952,314
32,313	Nice Ltd., ADR*	8,421,414
10,974	Phoenix Holdings Ltd.	109,989
266,400	Teva Pharmaceutical Industries Ltd.*	3,791,276
		21,271,713
	Italy — 4.3%
2,608,300	A2A SpA	4,714,189
125,182	Assicurazioni Generali SpA	3,171,711
64,593	Azimut Holding SpA	1,756,568
3,634	Banca Generali SpA	144,508
121,310	Banca Mediolanum SpA	1,333,731
55,414	Banca Monte dei Paschi di Siena SpA*	251,358
27,085	Banca Popolare di Sondrio SpA	203,007
92,178	Banco BPM SpA	614,038
65,697	BPER Banca	310,773
5,974	Buzzi SpA	234,850
222,700	Coca-Cola HBC AG	7,041,584
1,286,870	Davide Campari-Milano NV	12,944,779
1,576,888	Eni SpA	24,946,114
29,260	Ferrari NV	12,766,722
37,346	FinecoBank Banca Fineco SpA	560,033
4,817,992	Intesa Sanpaolo SpA	17,499,138
108,900	Iveco Group NV*	1,623,045
812,206	Leonardo SpA	20,420,806
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Italy — continued
376,604	Mediobanca Banca di Credito Finanziario SpA	5,616,973
673,960	MFE-MediaForEurope NV Class A (a)	1,750,544
519,790	Pirelli & C SpA 144A	3,186,354
262,370	Poste Italiane SpA 144A	3,288,388
55,614	Ryanair Holdings PLC, ADR	8,096,842
161,621	Saras SpA	309,304
574,748	UniCredit SpA	21,834,100
729,363	Unipol Gruppo SpA	6,117,371
957,500	UnipolSai Assicurazioni SpA(a)	2,775,524
		163,512,354
	Japan — 21.7%
38,000	Acom Co. Ltd.	100,835
11,300	AEON Financial Service Co. Ltd.	102,775
2,500	AEON REIT Investment Corp., REIT	2,296,078
247,000	AGC, Inc.	8,946,804
2,700	Ain Holdings, Inc.	97,139
37,100	Air Water, Inc.	578,642
41,500	Aisin Corp.	1,688,298
11,400	Alfresa Holdings Corp.	165,187
52,000	Alpen Co. Ltd.(a)	689,577
133,800	Amada Co. Ltd.(a)	1,524,584
82,400	Amano Corp.	2,097,227
51,400	Artience Co. Ltd.	994,751
10,000	Asics Corp.	469,523
67,900	ASKA Pharmaceutical Holdings Co. Ltd.	991,503
343,400	Astellas Pharma, Inc.	3,687,106
14,500	Autobacs Seven Co. Ltd.(a)	151,232
4,900	BIPROGY, Inc.	145,143
163,300	Brother Industries Ltd.	3,020,098
8,400	Bunka Shutter Co. Ltd.	94,187
366,400	Canon, Inc.(a)	10,896,735
871,494	Chiba Bank Ltd.	7,241,096
397,100	Chubu Electric Power Co., Inc.	5,180,706
21,300	Chudenko Corp.	421,933
15,400	Chugoku Electric Power Co., Inc.(a)	115,796
353,900	Citizen Watch Co. Ltd.(a)	2,321,997
8,700	Coca-Cola Bottlers Japan Holdings, Inc.	128,162
7,000	COMSYS Holdings Corp.	163,454
3,800	Cosmo Energy Holdings Co. Ltd.	190,119
270,800	Credit Saison Co. Ltd.	5,559,322
447,500	Daicel Corp.	4,404,184
1,700	Daihen Corp.	105,474
346,600	Dai-ichi Life Holdings, Inc.	8,817,007
99,600	Daiwa House Industry Co. Ltd.	2,952,890
461,400	Daiwa Securities Group, Inc.	3,493,769
32,900	Disco Corp.	11,997,430
32,300	Dowa Holdings Co. Ltd.(a)	1,110,209
4,600	Duskin Co. Ltd.	97,991

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Japan — continued
18,400	Eagle Industry Co. Ltd.	221,391
2,400	Ebara Corp.	217,014
237,400	EDION Corp.(a)	2,385,843
99,200	Electric Power Development Co. Ltd.	1,625,203
1,251,100	ENEOS Holdings, Inc.	6,007,297
113,900	Ezaki Glico Co. Ltd.	3,175,909
56,400	Fast Retailing Co. Ltd.	17,406,878
5,600	Fuji Corp.	98,591
7,800	Fuji Electric Co. Ltd.	520,533
856,200	FUJIFILM Holdings Corp.	19,166,841
582,300	Fujikura Ltd.	8,579,927
359,500	Fujitsu Ltd.	5,742,451
94,000	Fukuoka Financial Group, Inc.(a)	2,501,781
87,100	Furukawa Co. Ltd.	1,043,968
106,100	Furukawa Electric Co. Ltd.(a)	2,231,433
28,700	Futaba Industrial Co. Ltd.	222,439
251,094	Hachijuni Bank Ltd.	1,689,777
14,000	Hankyu Hanshin Holdings, Inc.	400,727
296,200	Hazama Ando Corp.(a)	2,301,571
61,400	Hirose Electric Co. Ltd.	6,288,282
3,900	Hisamitsu Pharmaceutical Co., Inc.	100,834
110,000	Hitachi Ltd.	9,997,357
11,800	Hitachi Zosen Corp.	102,761
132,800	Hokkaido Electric Power Co., Inc.	723,295
11,500	Hokuhoku Financial Group, Inc.	145,132
2,995,800	Honda Motor Co. Ltd.	36,887,068
53,600	Horiba Ltd.	5,537,256
33,000	Hyakugo Bank Ltd.	139,331
41,900	Ichinen Holdings Co. Ltd.	483,382
64,000	Idemitsu Kosan Co. Ltd.	436,830
8,700	IHI Corp.(a)	231,835
9,500	Iida Group Holdings Co. Ltd.(a)	122,497
4,700	Inabata & Co. Ltd.	98,754
11,900	INFRONEER Holdings, Inc.	113,854
477,000	Inpex Corp.	7,247,425
338,100	Isuzu Motors Ltd.(a)	4,555,062
110,500	ITOCHU Corp.(a)	4,719,495
2,800	Iwatani Corp.	150,652
32,600	Jaccs Co. Ltd.	1,180,402
101,700	Japan Exchange Group, Inc.	2,745,016
108,700	Japan Petroleum Exploration Co. Ltd.(a)	4,912,670
90,000	Japan Post Bank Co. Ltd.	966,335
865,900	Japan Post Holdings Co. Ltd.	8,710,778
356,600	Japan Post Insurance Co. Ltd.(a)	6,808,257
82,300	JFE Holdings, Inc.(a)	1,358,661
13,400	JTEKT Corp.	126,036
4,700	Juroku Financial Group, Inc.	145,647
106,500	Kamigumi Co. Ltd.(a)	2,339,770
290,700	Kandenko Co. Ltd.	3,309,499
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Japan — continued
71,400	Kaneka Corp.	1,771,496
288,300	Kanematsu Corp.	4,905,167
45,200	Kansai Electric Power Co., Inc.	641,810
9,100	Kansai Paint Co. Ltd.	129,785
22,400	Kato Sangyo Co. Ltd.	670,468
25,500	Kawasaki Kisen Kaisha Ltd.(a)	342,454
142,200	KDDI Corp.	4,198,022
41,200	Keyence Corp.	19,080,300
6,600	Kinden Corp.	114,648
47,900	Kirin Holdings Co. Ltd.	665,273
11,700	Kitz Corp.	104,673
56,900	Kobe Steel Ltd.(a)	768,467
76,200	Kohnan Shoji Co. Ltd.	2,195,196
12,200	Koito Manufacturing Co. Ltd.	164,042
165,700	Komatsu Ltd.	4,886,313
30,100	Konica Minolta, Inc.	98,189
18,986	Kose Corp.	1,014,627
343,600	K's Holdings Corp.(a)	2,951,402
35,700	KYB Corp.(a)	1,207,731
16,100	Kyowa Kirin Co. Ltd.	288,820
2,600	Kyudenko Corp.	107,560
25,200	Kyushu Electric Power Co., Inc.	225,617
29,900	Lasertec Corp.	8,481,331
249,200	Lion Corp.	2,226,161
207,500	Lixil Corp.	2,551,505
344,400	M3, Inc.	4,935,767
5,500	Mabuchi Motor Co. Ltd.	99,955
2,300	Makino Milling Machine Co. Ltd.	95,286
13,600	Makita Corp.	384,155
706,100	Marubeni Corp.	12,179,286
63,400	Maxell Ltd.	662,716
35,000	Mazda Motor Corp.	407,364
1,173,800	Mebuki Financial Group, Inc.	3,846,096
11,700	Medipal Holdings Corp.	178,656
1,900	Micronics Japan Co. Ltd.	103,571
8,100	Mirait One Corp.	99,628
513,900	Mitsubishi Chemical Group Corp.	3,121,532
1,332,300	Mitsubishi Electric Corp.	22,196,931
196,500	Mitsubishi Gas Chemical Co., Inc.(a)	3,286,144
682,200	Mitsubishi HC Capital, Inc.	4,744,230
700,700	Mitsubishi Motors Corp.(a)	2,294,075
1,183,300	Mitsubishi UFJ Financial Group, Inc.	12,001,490
7,000	Mitsuboshi Belting Ltd.	214,378
73,600	Mitsui & Co. Ltd.	3,425,054
73,600	Mitsui Mining & Smelting Co. Ltd.(a)	2,246,248
285,400	Mitsui OSK Lines Ltd.(a)	8,697,115
22,100	MIXI, Inc.	381,415
480,200	Mizuho Financial Group, Inc.	9,480,575
456,000	Mizuho Leasing Co. Ltd.	3,353,451

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Japan — continued
3,100	Mochida Pharmaceutical Co. Ltd.	65,443
5,600	Morinaga & Co. Ltd.	95,982
6,800	Morinaga Milk Industry Co. Ltd.	138,970
393,000	MS&AD Insurance Group Holdings, Inc.	6,918,950
16,100	Nachi-Fujikoshi Corp.	367,541
5,800	Nagase & Co. Ltd.	97,245
11,500	Nagoya Railroad Co. Ltd.	160,443
7,400	Namura Shipbuilding Co. Ltd.	97,790
6,700	Nankai Electric Railway Co. Ltd.	137,413
172,900	NEC Corp.	12,583,789
8,100	NEC Networks & System Integration Corp.	134,121
111,900	NGK Insulators Ltd.	1,501,661
5,100	NH Foods Ltd.	170,545
26,300	NHK Spring Co. Ltd.	260,489
3,800	Nichias Corp.	101,312
5,000	Nikkon Holdings Co. Ltd.	96,254
15,200	Nintendo Co. Ltd.	829,474
8,400	NIPPON EXPRESS HOLDINGS, Inc.	427,867
49,200	Nippon Gas Co. Ltd.	824,578
24,500	Nippon Light Metal Holdings Co. Ltd.	289,768
3,300	Nippon Shinyaku Co. Ltd.	97,837
10,400	Nippon Shokubai Co. Ltd.	101,392
126,900	Nippon Soda Co. Ltd.(a)	5,064,429
324,100	Nippon Steel Corp.(a)	7,771,376
7,908,900	Nippon Telegraph & Telephone Corp.	9,406,337
7,400	Nishi-Nippon Financial Holdings, Inc.	92,362
5,900	Nishi-Nippon Railroad Co. Ltd.	95,978
125,300	Nishio Holdings Co. Ltd.	3,195,732
151,400	Nissan Motor Co. Ltd.(a)	597,417
12,400	Nisshinbo Holdings, Inc.	99,424
20,600	Niterra Co. Ltd.(a)	681,517
51,000	Nitto Denko Corp.	4,641,878
7,700	Nitto Kogyo Corp.	211,394
5,900	Nojima Corp.	65,610
7,300	NOK Corp.	99,893
1,373,800	Nomura Holdings, Inc.	8,752,307
220,000	Nomura Research Institute Ltd.	6,188,113
372,441	North Pacific Bank Ltd.	1,082,785
11,000	NS Solutions Corp.	357,957
23,100	NSK Ltd.	131,355
187,300	NTN Corp.(a)	388,844
36,200	Obayashi Corp.	428,985
2,200	OBIC Business Consultants Co. Ltd.	102,990
9,700	Obic Co. Ltd.	1,462,258
44,100	Oji Holdings Corp.(a)	182,875
26,000	Okasan Securities Group, Inc.	138,293
10,700	Okinawa Electric Power Co., Inc.	81,022
2,600	Okumura Corp.	86,240
320,000	Olympus Corp.	4,595,593
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Japan — continued
330,500	Ono Pharmaceutical Co. Ltd.(a)	5,409,155
594,400	ORIX Corp.	12,952,732
169,800	Osaka Gas Co. Ltd.	3,812,352
72,000	Otsuka Holdings Co. Ltd.	2,983,329
511,700	Pan Pacific International Holdings Corp.	13,540,973
745,600	Panasonic Holdings Corp.	7,086,759
20,100	Raito Kogyo Co. Ltd.	267,212
221,600	Rengo Co. Ltd.	1,687,495
2,930,000	Resona Holdings, Inc.	18,043,279
6,000	Resorttrust, Inc.	102,580
160,500	Ricoh Co. Ltd.	1,422,649
434,700	Rohto Pharmaceutical Co. Ltd.	8,419,988
15,700	Ryohin Keikaku Co. Ltd.	256,333
7,400	Saizeriya Co. Ltd.	252,298
12,100	San-In Godo Bank Ltd.	94,740
12,500	Sankyo Co. Ltd.	136,402
53,700	Sankyu, Inc.	1,842,927
145,900	Santen Pharmaceutical Co. Ltd.	1,433,020
11,400	Sanwa Holdings Corp.	198,330
34,200	Sanyo Chemical Industries Ltd.	952,479
5,000	SCREEN Holdings Co. Ltd.(a)	643,893
3,600	Sega Sammy Holdings, Inc.	44,398
11,500	Seibu Holdings, Inc.	179,553
165,600	Seiko Epson Corp.(a)	2,883,187
145,900	Seino Holdings Co. Ltd.(a)	2,000,829
217,100	Sekisui Chemical Co. Ltd.	3,167,312
70,700	Seven Bank Ltd.(a)	136,873
417,300	Shimadzu Corp.	11,588,833
2,700	Shimamura Co. Ltd.	153,745
97,500	Shimizu Corp.	627,796
299,400	Shin-Etsu Chemical Co. Ltd.	13,068,396
86,300	Shionogi & Co. Ltd.	4,409,514
185,100	SKY Perfect JSAT Holdings, Inc.	1,256,055
10,100	SMC Corp.	5,668,466
14,500	Socionext, Inc.(a)	393,003
345,840	Sojitz Corp.(a)	9,085,598
253,200	Sompo Holdings, Inc.	5,286,676
5,500	Sotetsu Holdings, Inc.	98,120
8,000	Stanley Electric Co. Ltd.	141,134
185,600	Subaru Corp.	4,201,431
22,300	SUMCO Corp.	350,903
39,200	Sumitomo Bakelite Co. Ltd.	1,175,909
245,300	Sumitomo Corp.	5,883,505
168,600	Sumitomo Electric Industries Ltd.	2,601,216
183,800	Sumitomo Forestry Co. Ltd.	5,763,750
175,500	Sumitomo Heavy Industries Ltd.	5,502,313
41,100	Sumitomo Metal Mining Co. Ltd.	1,217,426
171,300	Sumitomo Mitsui Financial Group, Inc.	9,996,509
156,200	Sumitomo Mitsui Trust Holdings, Inc.	3,362,513

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Japan — continued
4,200	Sumitomo Osaka Cement Co. Ltd.(a)	104,983
341,000	Sumitomo Rubber Industries Ltd.	4,186,316
30,500	Sumitomo Seika Chemicals Co. Ltd.	1,015,693
4,200	Suzuken Co. Ltd.	127,850
267,200	Suzuki Motor Corp.	3,038,430
3,000	SWCC Corp.	74,829
29,800	T&D Holdings, Inc.	517,161
11,900	Tadano Ltd.	101,352
5,600	Taikisha Ltd.	174,277
118,900	Taisei Corp.	4,323,279
13,000	Takara Holdings, Inc.(a)	93,369
5,400	Takara Standard Co. Ltd.(a)	68,185
3,400	Takasago Thermal Engineering Co. Ltd.	107,945
231,900	Takeda Pharmaceutical Co. Ltd.(a)	6,440,092
2,800	Takeuchi Manufacturing Co. Ltd.	111,745
7,900	Takuma Co. Ltd.	97,768
1,900	Tamron Co. Ltd.	84,364
199,900	Teijin Ltd.	1,810,188
956,600	Terumo Corp.	17,441,856
4,600	Toho Gas Co. Ltd.	101,608
29,900	Tohoku Electric Power Co., Inc.	233,716
28,000	TOKAI Holdings Corp.	182,233
110,900	Tokio Marine Holdings, Inc.	3,462,305
184,000	Tokuyama Corp.	3,209,620
1,812,700	Tokyo Electric Power Co. Holdings, Inc.*	10,997,530
105,400	Tokyo Electron Ltd.	27,341,531
308,400	Tokyo Gas Co. Ltd.	7,001,635
2,000	Tokyo Kiraboshi Financial Group, Inc.	61,912
5,500	Tomy Co. Ltd.	100,155
12,200	Tosoh Corp.(a)	165,292
1,500	Towa Corp.(a)	98,913
196,900	Toyo Suisan Kaisha Ltd.	12,022,550
7,100	Toyo Tire Corp.	133,560
5,500	Toyota Boshoku Corp.	93,360
6,400	Toyota Industries Corp.	664,548
13,000	Toyota Tsusho Corp.	887,310
8,200	Trend Micro, Inc.	415,296
259,100	TS Tech Co. Ltd.(a)	3,283,583
16,600	Tsubakimoto Chain Co.	557,191
10,500	UACJ Corp.	299,366
126,300	UBE Corp.(a)	2,244,017
2,500	Ulvac, Inc.	159,900
7,500	Ushio, Inc.	95,618
25,700	Valor Holdings Co. Ltd.	419,263
26,900	Warabeya Nichiyo Holdings Co. Ltd.	486,118
34,200	Yamada Holdings Co. Ltd.	99,022
9,500	Yamaguchi Financial Group, Inc.	96,164
513,600	Yamaha Motor Co. Ltd.	4,715,367
36,200	Yamaichi Electronics Co. Ltd.	576,205
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Japan — continued
2,000	Yamato Kogyo Co. Ltd.	113,410
189,300	Yokogawa Electric Corp.	4,343,975
200,000	Yokohama Rubber Co. Ltd.	5,373,154
		830,729,710
	Luxembourg — 0.2%
69,673	ArcelorMittal SA, ADR NYRS	1,921,581
264,087	ArcelorMittal SA	7,260,121
		9,181,702
	Netherlands — 5.4%
566,888	ABN AMRO Bank NV CVA, GDR 144A	9,703,988
8,690	Adyen NV*(a)	14,715,992
666,700	Aegon Ltd.	4,068,203
77,072	ASML Holding NV	74,264,724
7,647	ASML Holding NV, ADR NYRS	7,421,184
83,493	ASR Nederland NV	4,092,927
4,645	BE Semiconductor Industries NV	711,856
97,073	Euronext NV	9,246,785
535,671	ING Groep NV	8,820,187
245,500	Koninklijke Ahold Delhaize NV	7,349,680
26,901	Koninklijke BAM Groep NV	102,034
46,172	Koninklijke Philips NV	927,802
4,267	Koninklijke Vopak NV	164,657
232,391	NN Group NV	10,747,060
39,200	Randstad NV(a)	2,071,077
14,382	SBM Offshore NV	229,727
1,166,022	Shell PLC	38,665,651
2,965	Van Lanschot Kempen NV, ADR	100,869
79,287	Wolters Kluwer NV	12,433,469
		205,837,872
	New Zealand — 0.0%
8,789	Xero Ltd.*	764,449
	Norway — 0.7%
341,637	Aker BP ASA	8,496,365
29,015	Aker Solutions ASA	103,826
100,400	Austevoll Seafood ASA	788,496
228,831	DNB Bank ASA	4,537,134
113,576	Equinor ASA	2,998,374
29,191	Equinor ASA, ADR	789,033
5,399	Frontline PLC(b)	126,229
4,327	Frontline PLC(b)	98,277
7,218	Golden Ocean Group Ltd.(b)	90,952
5,041	Golden Ocean Group Ltd.(b)	65,331
20,143	Kongsberg Gruppen ASA	1,391,624
196,900	Mowi ASA	3,610,904
314,600	Orkla ASA	2,219,594
48,962	Telenor ASA	544,970

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Norway — continued
388,451	Var Energi ASA	1,276,504
		27,137,613
	Portugal — 0.2%
290,426	Banco Comercial Portugues SA Class R *	98,050
338,295	Galp Energia SGPS SA	5,595,466
1,891,900	Sonae SGPS SA	1,798,062
		7,491,578
	Russia — 0.0%
3,792,080	Gazprom PJSC*(c)(d)(e)	95,033
113,778	LUKOIL PJSC(c)(d)(e)	61,206
8,430	MMC Norilsk Nickel PJSC(c)(d)(e)	18,212
18,119	Novatek PJSC(c)(d)(e)	2,407
169,349	Rosneft Oil Co. PJSC(c)(d)(e)	5,488
1,092,670	Sberbank of Russia PJSC(c)(d)(e)	15,344
296,674	Tatneft PJSC(c)(d)(e)	11,793
		209,483
	Singapore — 0.4%
126,600	ComfortDelGro Corp. Ltd.	131,328
390,100	Genting Singapore Ltd.	255,808
16,364	Hafnia Ltd.	112,602
96,800	Jardine Cycle & Carriage Ltd.	1,733,592
78,300	Singapore Technologies Engineering Ltd.	233,229
136,805	STMicroelectronics NV(b)	5,898,155
11,916	STMicroelectronics NV(a)(b)	513,935
56,012	STMicroelectronics NV, ADR NYRS	2,421,959
259,300	United Overseas Bank Ltd.	5,631,360
		16,931,968
	South Africa — 0.2%
10,400	Anglo American Platinum Ltd.(a)	422,063
119,600	Anglo American PLC	2,948,871
347,000	MTN Group Ltd.(a)	1,717,752
1,003,000	Old Mutual Ltd.(a)	627,818
130,677	Tiger Brands Ltd.(a)	1,384,250
		7,100,754
	South Korea — 1.1%
103,600	Doosan Bobcat, Inc.	4,155,543
1,496	Hyundai Mobis Co. Ltd.	290,588
132,203	Kia Corp.	10,998,504
398,963	Samsung Electronics Co. Ltd.	23,945,189
72,400	SK Telecom Co. Ltd.	2,866,421
		42,256,245
	Spain — 2.3%
161,173	Amadeus IT Group SA	10,346,532
384,863	Banco Bilbao Vizcaya Argentaria SA	4,588,798
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Spain — continued
48,347	Banco Bilbao Vizcaya Argentaria SA, ADR	572,428
3,551,626	Banco de Sabadell SA	5,581,025
4,105,191	Banco Santander SA	20,046,549
102,501	Banco Santander SA, ADR	496,105
3,575,678	CaixaBank SA(a)	17,350,762
321,457	Cellnex Telecom SA*	11,376,877
7,958	Indra Sistemas SA(a)	165,103
1,599,120	Mapfre SA	4,044,750
885,118	Repsol SA	14,759,518
75,349	Unicaja Banco SA 144A	93,339
		89,421,786
	Sweden — 1.6%
17,313	Alfa Laval AB(a)	681,341
88,521	Atlas Copco AB Class B	1,309,279
13,641	Betsson AB Class B	135,101
20,210	Dometic Group AB 144A	163,569
13,367	Electrolux AB Class B *(a)	119,536
309,848	Epiroc AB Class A	5,827,435
37,558	Essity AB Class B	892,883
2,441	Evolution AB 144A	303,761
9,596	Granges AB	103,924
537,896	H & M Hennes & Mauritz AB Class B (a)	8,782,325
3,799	Hemnet Group AB	116,465
7,736	Industrivarden AB Class A	266,317
9,210	Industrivarden AB Class C (a)	317,061
169,186	Investor AB Class B	4,250,773
2,986	Lindab International AB	64,230
63,914	Sandvik AB	1,420,829
421,700	Securitas AB Class B (a)	4,352,037
98,000	Skandinaviska Enskilda Banken AB Class A	1,328,498
286,400	SKF AB Class B (a)	5,852,496
13,835	SSAB AB Class A	102,217
35,824	SSAB AB Class B	264,343
313,110	Svenska Cellulosa AB SCA Class B (a)	4,811,175
90,042	Svenska Handelsbanken AB Class A	911,569
296,409	Swedbank AB Class A (a)	5,885,157
32,993	Tele2 AB Class B	271,224
253,239	Telefonaktiebolaget LM Ericsson, ADR	1,395,347
178,846	Telefonaktiebolaget LM Ericsson Class B (a)	964,095
131,269	Telia Co. AB(a)	336,748
14,137	Trelleborg AB Class B	506,243
390,400	Volvo AB Class B (a)	10,591,909
21,396	Volvo Car AB Class B *	81,201
		62,409,088
	Switzerland — 5.8%
265,821	ABB Ltd.(b)	12,362,875
17,866	ABB Ltd.(b)	826,415

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Switzerland — continued
6,656	Accelleron Industries AG	249,628
85,970	Adecco Group AG	3,403,675
2,829	Baloise Holding AG	443,808
8,200	Bucher Industries AG	3,612,479
225	Chocoladefabriken Lindt & Spruengli AG(a)	2,695,404
30,194	Cie Financiere Richemont SA Class A	4,609,387
148,958	DSM-Firmenich AG	16,956,186
7,435	EFG International AG	92,948
1,230	Flughafen Zurich AG	279,403
126,264	Galderma Group AG*	8,880,675
741	Givaudan SA	3,303,937
172,941	Julius Baer Group Ltd.	9,999,742
385	Kardex Holding AG	108,144
18,615	Landis & Gyr Group AG	1,431,208
70,468	Logitech International SA(b)	6,318,414
49,002	Logitech International SA(b)	4,379,309
421,591	Novartis AG	40,895,310
349,610	On Holding AG Class A *	12,369,202
54,940	Sandoz Group AG*	1,659,728
25,960	Schindler Holding AG	6,545,482
75,796	SGS SA*(a)	7,363,328
21,606	Sika AG	6,443,179
19,500	Sulzer AG	2,374,986
17,074	Swatch Group AG	775,315
12,074	Swatch Group AG Bearer Shares (a)	2,807,034
4,367	Swiss Life Holding AG	3,065,191
3,924	Temenos AG	280,914
1,412,019	UBS Group AG(b)	43,487,740
69,243	UBS Group AG(b)	2,127,145
1,187	Valiant Holding AG	139,430
20,557	Zurich Insurance Group AG	11,099,000
		221,386,621
	Taiwan — 1.6%
997,000	ASE Technology Holding Co. Ltd.	4,828,691
1,290,000	Chipbond Technology Corp.	3,140,000
1,107,000	Compeq Manufacturing Co. Ltd.	2,704,935
573,000	Hon Hai Precision Industry Co. Ltd.	2,784,117
91,000	MediaTek, Inc.	3,298,389
139,000	Novatek Microelectronics Corp.	2,558,189
503,000	Sino-American Silicon Products, Inc.	3,379,162
554,000	Taiwan Semiconductor Manufacturing Co. Ltd.	13,311,857
158,184	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	21,520,933
1,786,000	United Microelectronics Corp.	2,901,933
		60,428,206
	Thailand — 0.0%
10,006,800	Quality Houses PCL Class F	603,356
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	Turkey — 0.2%
338,400	BIM Birlesik Magazalar AS	3,676,669
229,900	Coca-Cola Icecek AS	3,993,688
468,860	Turkiye Garanti Bankasi AS	1,036,211
		8,706,568
	United Kingdom — 8.3%
266,500	3i Group PLC	9,456,670
1,542	4imprint Group PLC	123,499
146,800	Associated British Foods PLC	4,632,418
671,637	Aviva PLC	4,213,380
403,600	B&M European Value Retail SA	2,782,749
15,031	Babcock International Group PLC	98,737
450,300	BAE Systems PLC	7,676,515
1,074	BAE Systems PLC, ADR	74,482
516,077	Balfour Beatty PLC	2,491,693
6,539,153	Barclays PLC	15,133,391
558,142	Barclays PLC, ADR	5,274,442
116,600	Barratt Developments PLC	700,535
44,969	Bellway PLC	1,513,341
9,364	Bodycote PLC	82,389
1,476,930	BP PLC	9,248,432
462,751	BP PLC, ADR	17,436,458
235,600	British American Tobacco PLC	7,160,778
2,218,190	BT Group PLC	3,072,534
2,196,700	Centrica PLC	3,542,263
860,000	CK Hutchison Holdings Ltd.	4,153,607
217,250	Compass Group PLC	6,375,265
412,517	Crest Nicholson Holdings PLC	1,006,788
55,310	Croda International PLC	3,425,045
22,066	Darktrace PLC*	121,757
412,838	Diageo PLC	15,256,996
8,500	Drax Group PLC	53,838
388,946	Hiscox Ltd.	6,092,566
96,534	IG Group Holdings PLC	890,210
562,756	IMI PLC	12,902,862
229,500	Imperial Brands PLC	5,131,511
84,237	Informa PLC	884,500
125,711	Intertek Group PLC	7,916,400
1,537,000	J Sainsbury PLC	5,250,127
1,999,920	Kingfisher PLC	6,300,839
11,190,710	Lloyds Banking Group PLC	7,317,137
161,038	London Stock Exchange Group PLC	19,305,625
590,451	Man Group PLC	1,994,502
845,100	Marks & Spencer Group PLC	2,830,135
1,534,664	Melrose Industries PLC	13,047,210
681,500	Mitchells & Butlers PLC*	1,943,923
32,159	Moneysupermarket.com Group PLC	89,293
6,457,180	NatWest Group PLC	21,656,920
339,837	Ocado Group PLC*	1,953,740

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	United Kingdom — continued
510,633	Paragon Banking Group PLC	4,454,119
568,456	QinetiQ Group PLC	2,622,508
333,353	Redrow PLC	2,802,475
664,426	RELX PLC(b)	28,738,868
87,667	RELX PLC(b)	3,801,416
1,316,762	Rolls-Royce Holdings PLC*	7,097,726
69,007	Serco Group PLC	165,367
53,746	Smith & Nephew PLC	673,243
39,305	Spirax-Sarco Engineering PLC	4,990,030
114,695	Standard Chartered PLC	972,781
14,210	Subsea 7 SA	226,014
164,500	Taylor Wimpey PLC	284,796
1,827,900	Tesco PLC	6,848,774
50,139	TP ICAP Group PLC	142,637
29,584	Virgin Money U.K. PLC	79,939
125,400	Vistry Group PLC	1,948,462
5,764,678	Vodafone Group PLC	5,131,059
581,587	Vodafone Group PLC, ADR	5,176,124
		316,771,840
	United States — 9.7%
88,188	Agilent Technologies, Inc.	12,832,236
54,849	Analog Devices, Inc.	10,848,584
110,423	Bruker Corp.	10,373,137
79,617	Cadence Design Systems, Inc.*	24,783,180
355,701	CRH PLC	30,682,768
70,000	CSL Ltd.	13,148,730
2,574	CyberArk Software Ltd.*	683,732
347,843	Experian PLC	15,177,312
969,504	GSK PLC	20,925,666
6,080,605	Haleon PLC	25,586,489
288,042	Holcim AG	26,114,699
59,770	ICON PLC*	20,079,731
274,290	James Hardie Industries PLC, CDI*	11,024,912
81,612	Janus Henderson Group PLC	2,684,219
623,000	JBS SA	2,675,930
125,474	Roche Holding AG	31,998,865
159,296	Sanofi SA	15,648,728
202,597	Schneider Electric SE	45,872,414
162,784	Signify NV 144A	5,024,556
426,609	Stellantis NV(b)	12,128,919
126,036	Stellantis NV(b)	3,586,052
633,923	Stellantis NV(b)	17,940,021
103,590	Swiss Re AG	13,335,473
		373,156,353
	TOTAL COMMON STOCKS (COST $3,066,424,169)	3,622,611,012

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Shares	Description	Value ($)
	INVESTMENT COMPANIES — 0.3%
	United States — 0.3%
130,997	iShares MSCI EAFE ETF	10,461,420
29,635	iShares MSCI Eurozone ETF	1,513,163
8,470	Vanguard FTSE Developed Markets ETF	424,940
	TOTAL INVESTMENT COMPANIES (COST $11,020,362)	12,399,523

Shares	Description	Value ($)
	PREFERRED STOCKS — 1.1%
	Brazil — 0.2%
1,162,400	Petroleo Brasileiro SA, 8.54%	8,675,823
	Germany — 0.9%
5,781	Bayerische Motoren Werke AG, 8.59%	620,602
15,947	Henkel AG & Co. KGaA, 2.49%	1,283,095
12,436	Porsche Automobil Holding SE, 5.22%	659,725
38,990	Sartorius AG, 0.39%	15,521,450
428,965	Schaeffler AG, 7.19%	2,895,513
105,214	Volkswagen AG, 7.16%	13,958,446
		34,938,831
	TOTAL PREFERRED STOCKS (COST $47,096,083)	43,614,654

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENT — 4.8%
	Mutual Fund - Securities Lending Collateral — 4.8%
183,426,775	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(f)(g)	183,426,775
	TOTAL SHORT-TERM INVESTMENT (COST $183,426,775)	183,426,775
	TOTAL INVESTMENTS — 100.7% (Cost $3,307,967,389)	3,862,051,964
	Other Assets and Liabilities (net) — (0.7)%	(26,238,640)
	NET ASSETS — 100.0%	$3,835,813,324

Notes to Schedule of Investments:
*	Non-income producing security.
(a)	All or a portion of this security is out on loan.
(b)	Securities are traded on separate exchanges for the same entity.
(c)	Level 3 - significant unobservable inputs were used in determining the value of this security in the Fund.
(d)
Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $209,483 which represents 0.0% of net assets. The aggregate cost of these securities held at March 31, 2024 is $29,569,045.

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
March 31, 2024
(e)
Illiquid securities represent Russian securities impacted by the Russian/Ukraine crisis. The total market value of the securities at year end is $209,483 which represents 0.0% of net assets. The aggregate cost of these securities held at March 31, 2024 is $29,569,045.

(f)	The rate disclosed is the 7-day net yield as of March 31, 2024.
(g)	Represents an investment of securities lending cash collateral.
144A
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The total market value of the securities at year end is $37,090,160 which represents 1.0% of net assets.

Futures Contracts
Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
782	MSCI EAFE Index	Jun 2024	$92,162,610	$291,533

Abbreviations
ADR	—	American Depository Receipt
CDI	—	CREST Depository Interest
CVA	—	Certificaten Van Aandelen
GDR	—	Global Depository Receipt
NYRS	—	New York Registry Shares
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depository Receipt
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
March 31, 2024

Industry Sector Summary (Unaudited)	% of Net Assets
Financial	19.4
Consumer, Non-cyclical	17.9
Industrial	15.8
Consumer, Cyclical	13.5
Technology	11.8
Energy	6.8
Basic Materials	5.9
Communications	3.2
Utilities	1.3
Investment Companies	0.3
Diversified	0.0*
Short-Term Investment	4.8
Other Assets and Liabilities (net)	(0.7)
100.0%

*	Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2024

Par Value(a)		Description	Value ($)
		DEBT OBLIGATIONS — 98.3%
		Asset Backed Securities — 10.3%
218,427		ABPCI Direct Lending Fund ABS I Ltd., Series 2020-1A, Class A, 3.20%, due 12/20/30 144A	208,733
654,000		Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.94%, due 08/15/46 144A	594,970
359,000		Aligned Data Centers Issuer LLC, Series 2023-2A, Class A2, 6.50%, due 11/16/48 144A	366,445
2,660,000		American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75%, due 08/15/27	2,609,848
400,000		AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01%, due 01/19/27	376,514
400,000		AmeriCredit Automobile Receivables Trust, Series 2021-3, Class C, 1.41%, due 08/18/27	372,950
700,000		AmeriCredit Automobile Receivables Trust, Series 2023-1, Class C, 5.80%, due 12/18/28	706,011
800,000		AmeriCredit Automobile Receivables Trust, Series 2023-2, Class C, 6.00%, due 07/18/29	813,404
1,350,000		AMSR Trust, Series 2021-SFR1, Class A, 1.95%, due 06/17/38 144A	1,187,797
1,529,000		AMSR Trust, Series 2021-SFR2, Class A, 1.53%, due 08/17/38 144A	1,397,707
2,742,000		AMSR Trust, Series 2022-SFR3, Class A, 4.00%, due 10/17/39 144A	2,635,332
4,000,000	EUR	Anchorage Capital Europe CLO 6 DAC, Series 6A, Class AR, 5.62% (3 mo. EURIBOR + 1.75%), due 01/22/38(b) 144A	4,353,900
313,000		Applebee's Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.82%, due 03/05/53 144A	324,455
159,599		Aqua Finance Trust, Series 2021-A, Class A, 1.54%, due 07/17/46 144A	142,797
920,610		Arbys Funding LLC, Series 2020-1A, Class A2, 3.24%, due 07/30/50 144A	852,676
700,000		Avis Budget Rental Car Funding AESOP LLC, Series 2024-1A, Class A, 5.36%, due 06/20/30 144A	705,211
3,863,000		Avis Budget Rental Car Funding AESOP LLC, Series 2024-3A, Class A, 5.23%, due 12/20/30 144A	3,870,353
1,838,000		BA Credit Card Trust, Series 2022-A2, Class A2, 5.00%, due 04/15/28	1,835,134
2,500,000	EUR	Barings Euro CLO DAC, Series 2015-1A, Class ARR, 4.93% (3 mo. EURIBOR + 0.98%), due 07/25/35(b) 144A	2,660,653
1,250,000	EUR	BNPP AM Euro CLO DAC, Series 2018-1A, Class AR, 4.54% (3 mo. EURIBOR + 0.60%), due 04/15/31(b) 144A	1,334,327
232,329		BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A, 3.28%, due 09/26/33 144A	223,546
3,021,000		Capital One Multi-Asset Execution Trust, Series 2023-A1, Class A, 4.42%, due 05/15/28	2,985,199
1,746,180	EUR	Carlyle Global Market Strategies Euro CLO Ltd., Series 2014-2A, Class AR1, 4.65% (3 mo. EURIBOR + 0.75%), due 11/15/31(b) 144A	1,875,628
405,000		CarMax Auto Owner Trust, Series 2020-4, Class C, 1.30%, due 08/17/26	391,811
300,000		CarMax Auto Owner Trust, Series 2021-2, Class C, 1.34%, due 02/16/27	285,017
310,000		CarMax Auto Owner Trust, Series 2021-3, Class C, 1.25%, due 05/17/27	290,753
300,000		CarMax Auto Owner Trust, Series 2021-4, Class C, 1.38%, due 07/15/27	279,409
400,000		CarMax Auto Owner Trust, Series 2022-1, Class C, 2.20%, due 11/15/27	375,603
200,000		CarMax Auto Owner Trust, Series 2022-1, Class D, 2.47%, due 07/17/28	186,986
496,000		CARS-DB4 LP, Series 2020-1A, Class B1, 4.17%, due 02/15/50 144A	478,584
839,189		CF Hippolyta Issuer LLC, Series 2020-1, Class A1, 1.69%, due 07/15/60 144A	785,095
733,224		CF Hippolyta Issuer LLC, Series 2021-1A, Class A1, 1.53%, due 03/15/61 144A	663,711
1,818,152		CIFC Funding Ltd., Series 2014-2RA, Class A1, 6.63% (3 mo. USD Term SOFR + 1.31%), due 04/24/30(b) 144A	1,818,887
1,947,564		CIFC Funding Ltd., Series 2015-1A, Class ARR, 6.69% (3 mo. USD Term SOFR + 1.37%), due 01/22/31(b) 144A	1,948,637
1,200,000		Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7, 3.96%, due 10/13/30	1,161,112
842,530		CLI Funding VI LLC, Series 2020-1A, Class A, 2.08%, due 09/18/45 144A	759,437
673,196		CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64%, due 02/18/46 144A	598,144
600,510		CLI Funding VIII LLC, Series 2022-1A, Class A, 2.72%, due 01/18/47 144A	536,117
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Asset Backed Securities — continued
128,521		Commonbond Student Loan Trust, Series 2017-BGS, Class A1, 2.68%, due 09/25/42 144A	117,099
2,250,000		Crown City CLO I, Series 2020-1A, Class A1AR, 6.77% (3 mo. USD Term SOFR + 1.45%), due 07/20/34(b) 144A	2,250,812
2,165,000		Crown Point CLO 11 Ltd., Series 2021-11A, Class A, 6.70% (3 mo. USD Term SOFR + 1.38%), due 01/17/34(b) 144A	2,165,606
2,264,065	EUR	CVC Cordatus Loan Fund VII DAC, Series 7A, Class ARR, 4.57% (3 mo. EURIBOR + 0.63%), due 09/15/31(b) 144A	2,423,056
486,000		CyrusOne Data Centers Issuer I LLC, Series 2023-1A, Class A2, 4.30%, due 04/20/48 144A	458,015
449,000		DataBank Issuer LLC, Series 2021-1A, Class A2, 2.06%, due 02/27/51 144A	411,855
262,260		DB Master Finance LLC, Series 2017-1A, Class A2II, 4.03%, due 11/20/47 144A	250,396
1,196,460		DB Master Finance LLC, Series 2021-1A, Class A2I, 2.05%, due 11/20/51 144A	1,096,608
152,000		Diamond Infrastructure Funding LLC, Series 2021-1A, Class C, 3.48%, due 04/15/49 144A	136,318
878,900		Domino's Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.12%, due 07/25/47 144A	842,709
4,080,610		Domino's Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.66%, due 04/25/51 144A	3,637,886
593,640		Driven Brands Funding LLC, Series 2020-2A, Class A2, 3.24%, due 01/20/51 144A	539,667
678,385		Driven Brands Funding LLC, Series 2021-1A, Class A2, 2.79%, due 10/20/51 144A	591,923
203,951		FirstKey Homes Trust, Series 2020-SFR1, Class A, 1.34%, due 08/17/37 144A	192,214
161,944		FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.27%, due 10/19/37 144A	151,603
262,791		FirstKey Homes Trust, Series 2021-SFR1, Class A, 1.54%, due 08/17/38 144A	240,337
531,000		FirstKey Homes Trust, Series 2021-SFR1, Class D, 2.19%, due 08/17/38 144A	482,566
430,000		Five Guys Holdings, Inc., Series 2023-1A, Class A2, 7.55%, due 01/26/54 144A	447,831
305,000		Ford Credit Auto Owner Trust, Series 2020-C, Class C, 1.04%, due 05/15/28	293,615
300,000		Ford Credit Auto Owner Trust, Series 2022-A, Class C, 2.14%, due 07/15/29	283,081
2,282,000		Ford Credit Auto Owner Trust, Series 2022-B, Class A4, 3.93%, due 08/15/27	2,234,810
641,000		Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28%, due 02/15/36 144A	649,486
1,800,000		Ford Credit Auto Owner Trust, Series 2023-B, Class B, 5.56%, due 03/15/29	1,819,521
2,135,000		Ford Credit Floorplan Master Owner Trust A, Series 2023-1, Class A1, 4.92%, due 05/15/28 144A	2,126,573
1,124,679		Generate CLO 2 Ltd., Series 2A, Class AR, 6.73% (3 mo. USD Term SOFR + 1.41%), due 01/22/31(b) 144A	1,125,172
3,253,883		Generate CLO 4 Ltd., Series 4A, Class A1R, 6.67% (3 mo. USD Term SOFR + 1.35%), due 04/20/32(b) 144A	3,256,158
300,000		GM Financial Consumer Automobile Receivables Trust, Series 2021-1, Class C, 1.04%, due 05/17/27	289,347
500,000		GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class B, 5.72%, due 01/16/29	505,614
700,000		GM Financial Consumer Automobile Receivables Trust, Series 2023-4, Class B, 6.16%, due 04/16/29	718,962
500,000		GM Financial Consumer Automobile Receivables Trust, Series 2023-4, Class C, 6.41%, due 05/16/29	515,636
998,000		GM Financial Revolving Receivables Trust, Series 2024-1, Class A, 4.98%, due 12/11/36 144A	1,003,835
2,973,000		GMF Floorplan Owner Revolving Trust, Series 2023-2, Class A, 5.34%, due 06/15/30 144A	3,019,029
331,417		Golub Capital Partners ABS Funding Ltd., Series 2020-1A, Class A2, 3.21%, due 01/22/29 144A	315,959
488,001		Golub Capital Partners ABS Funding Ltd., Series 2021-1A, Class A2, 2.77%, due 04/20/29 144A	462,418

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Asset Backed Securities — continued
2,499,082	EUR	Grosvenor Place CLO DAC, Series 2022-1A, Class A, 5.95% (3 mo. EURIBOR + 2.00%), due 11/24/35(b) 144A	2,702,064
596,000		HI-FI Music IP Issuer LP, Series 2022-1A, Class A2, 3.94%, due 02/01/62 144A	560,579
55,460		Home Equity Asset Trust, Series 2003-8, Class M1, 6.52% (1 mo. USD Term SOFR + 1.19%), due 04/25/34(b)	54,626
2,000,000	EUR	Invesco Euro CLO I DAC, Series 1A, Class A1R, 4.59% (3 mo. EURIBOR + 0.65%), due 07/15/31(b) 144A	2,133,790
194,000		Jack in the Box Funding LLC, Series 2019-1A, Class A23, 4.97%, due 08/25/49 144A	184,539
274,560		Jack in the Box Funding LLC, Series 2022-1A, Class A2I, 3.45%, due 02/26/52 144A	254,950
2,600,000		Kubota Credit Owner Trust, Series 2024-1A, Class A3, 5.19%, due 07/17/28 144A	2,601,851
2,528,000	EUR	Madison Park Euro Funding XIV DAC, Series 14A, Class A1R, 4.74% (3 mo. EURIBOR + 0.80%), due 07/15/32(b) 144A	2,706,759
4,865,000		Madison Park Funding XXXIII Ltd., Series 2019-33A, Class AR, 6.60% (3 mo. USD Term SOFR + 1.29%), due 10/15/32(b) 144A	4,867,676
2,000,000		Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class A, 6.70% (3 mo. USD Term SOFR + 1.38%), due 07/17/34(b) 144A	2,001,706
375,000		MetroNet Infrastructure Issuer LLC, Series 2023-1A, Class A2, 6.56%, due 04/20/53 144A	380,905
856,376		MidOcean Credit CLO III, Series 2014-3A, Class A1R, 6.70% (3 mo. USD Term SOFR + 1.38%), due 04/21/31(b) 144A	856,956
39,452		Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1, 6.46% (1 mo. USD Term SOFR + 1.13%), due 10/25/33(b)	39,052
6,354		Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC7, Class M1, 6.49% (1 mo. USD Term SOFR + 1.16%), due 06/25/33(b)	6,344
241,715		Navient Private Education Refi Loan Trust, Series 2019-FA, Class A2, 2.60%, due 08/15/68 144A	226,365
253,654		Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.31%, due 01/15/69 144A	234,269
78,613		Navient Student Loan Trust, Series 2020-2A, Class A1A, 1.32%, due 08/26/69 144A	69,078
980,280		Neighborly Issuer LLC, Series 2021-1A, Class A2, 3.58%, due 04/30/51 144A	871,878
510,580		Neighborly Issuer LLC, Series 2022-1A, Class A2, 3.70%, due 01/30/52 144A	448,970
129,474		New Century Home Equity Loan Trust, Series 2003-A, Class A, 3.93% (1 mo. USD Term SOFR + 0.83%), due 10/25/33(b) 144A	125,635
976,000		New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.91%, due 10/20/61 144A	856,157
296,000		New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, due 10/20/61 144A	249,302
2,643,000		NextGear Floorplan Master Owner Trust, Series 2022-1A, Class A2, 2.80%, due 03/15/27 144A	2,574,572
3,163,000		NextGear Floorplan Master Owner Trust, Series 2024-1A, Class A2, 5.12%, due 03/15/29 144A	3,163,829
66,336		NRZ Excess Spread-Collateralized Notes, Series 2021-FHT1, Class A, 3.10%, due 07/25/26 144A	61,928
2,435,000		OCP CLO Ltd., Series 2015-9A, Class A1R2, 6.57% (3 mo. USD Term SOFR + 1.25%), due 01/15/33(b) 144A	2,436,113
994,832		OZLM Funding IV Ltd., Series 2013-4A, Class A1R, 6.83% (3 mo. USD Term SOFR + 1.51%), due 10/22/30(b) 144A	995,183
323,219		OZLM XI Ltd., Series 2015-11A, Class A1R, 6.83% (3 mo. USD Term SOFR + 1.51%), due 10/30/30(b) 144A	323,317
1,990,624		Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class A1AR, 6.58% (3 mo. USD Term SOFR + 1.26%), due 10/20/31(b) 144A	1,992,003
2,492,000		PFS Financing Corp., Series 2022-A, Class A, 2.47%, due 02/15/27 144A	2,426,312
1,994,000		PFS Financing Corp., Series 2024-B, Class A, 4.95%, due 02/15/29 144A	1,988,338
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Asset Backed Securities — continued
1,014,458	Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, due 04/17/37 144A	974,993
1,247,751	Progress Residential Trust, Series 2021-SFR2, Class A, 1.55%, due 04/19/38 144A	1,154,749
316,000	Progress Residential Trust, Series 2021-SFR8, Class B, 1.68%, due 10/17/38 144A	286,245
1,561,091	Progress Residential Trust, Series 2022-SFR2, Class A, 2.95%, due 04/17/27 144A	1,459,866
2,014	Renaissance Home Equity Loan Trust, Series 2005-2, Class AF4, 5.43%, due 08/25/35(c)	2,001
602,000	Retained Vantage Data Centers Issuer LLC, Series 2023-1A, Class A2A, 5.00%, due 09/15/48 144A	582,059
638,781	Romark CLO II Ltd., Series 2018-2A, Class A1, 6.76% (3 mo. USD Term SOFR + 1.44%), due 07/25/31(b) 144A	639,260
755,594	Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35%, due 07/15/27	733,603
600,000	Santander Drive Auto Receivables Trust, Series 2022-1, Class C, 2.56%, due 04/17/28	588,802
1,550,000	Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74%, due 10/16/28	1,532,089
200,000	Santander Drive Auto Receivables Trust, Series 2023-1, Class C, 5.09%, due 05/15/30	197,876
600,000	Santander Drive Auto Receivables Trust, Series 2023-3, Class C, 5.77%, due 11/15/30	605,093
900,000	Santander Drive Auto Receivables Trust, Series 2023-4, Class C, 6.04%, due 12/15/31	916,136
1,400,000	Santander Drive Auto Receivables Trust, Series 2023-5, Class C, 6.43%, due 02/18/31	1,447,370
400,000	Santander Drive Auto Receivables Trust, Series 2023-6, Class B, 5.98%, due 04/16/29	406,906
100,000	Santander Drive Auto Receivables Trust, Series 2023-6, Class C, 6.40%, due 03/17/31	103,023
500,000	Santander Drive Auto Receivables Trust, Series 2024-1, Class C, 5.45%, due 03/15/30	498,973
3,200,000	SBA Small Business Investment Cos., Series 2024-10A, Class 1, 5.04%, due 03/10/34	3,214,054
223,000	SERVPRO Master Issuer LLC, Series 2024-1A, Class A2, 6.17%, due 01/25/54 144A	226,121
630,300	Sesac Finance LLC, Series 2019-1, Class A2, 5.22%, due 07/25/49 144A	615,083
49,965	SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07%, due 01/15/53 144A	44,118
488,000	SMB Private Education Loan Trust, Series 2024-A, Class A1A, 5.24%, due 03/15/56 144A	488,109
611,282	Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, due 01/20/50 144A	579,564
617,175	Sonic Capital LLC, Series 2021-1A, Class A2I, 2.19%, due 08/20/51 144A	535,500
2,178,000	Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, 1.88%, due 03/26/46 144A	2,010,068
191,414	Sunbird Engine Finance LLC, Series 2020-1A, Class A, 3.67%, due 02/15/45 144A	173,496
1,075,838	Taco Bell Funding LLC, Series 2021-1A, Class A2I, 1.95%, due 08/25/51 144A	974,652
1,859,872	Taco Bell Funding LLC, Series 2021-1A, Class A2II, 2.29%, due 08/25/51 144A	1,619,308
3,000,000	TCW CLO Ltd., Series 2019-2A, Class A1R, 6.60% (3 mo. USD Term SOFR + 1.28%), due 10/20/32(b) 144A	3,002,097
320,465	TIF Funding II LLC, Series 2021-1A, Class A, 1.65%, due 02/20/46 144A	278,787
4,000,000	Tikehau U.S. CLO IV Ltd., Series 2023-1A, Class A1, 7.51% (3 mo. USD Term SOFR + 2.20%), due 07/15/34(b) 144A	4,081,112
2,860,000	Toyota Auto Receivables Owner Trust, Series 2023-A, Class A3, 4.63%, due 09/15/27	2,836,227
1,518,352	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.75%, due 03/17/38 144A	1,439,862
2,659,282	Tricon Residential Trust, Series 2022-SFR2, Class A, 4.85%, due 07/17/40 144A	2,627,576
2,763,000	Tricon Residential Trust, Series 2023-SFR2, Class A, 5.00%, due 12/17/40 144A	2,726,520
1,500,000	Trimaran Cavu Ltd., Series 2021-1A, Class A, 6.79% (3 mo. USD Term SOFR + 1.47%), due 04/23/32(b) 144A	1,500,723
760,105	Triton Container Finance VIII LLC, Series 2020-1A, Class A, 2.11%, due 09/20/45 144A	681,316
551,300	Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.86%, due 03/20/46 144A	484,692
1,026,004	U.S. Small Business Administration, Series 2013-20H, Class 1, 3.16%, due 08/01/33	961,016
743,667	U.S. Small Business Administration, Series 2013-20L, Class 1, 3.38%, due 12/01/33	701,217
880,721	U.S. Small Business Administration, Series 2014-20C, Class 1, 3.21%, due 03/01/34	822,765
392,515	U.S. Small Business Administration, Series 2014-20D, Class 1, 3.11%, due 04/01/34	367,631

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Asset Backed Securities — continued
299,531	U.S. Small Business Administration, Series 2014-20I, Class 1, 2.92%, due 09/01/34	275,966
1,898,884	U.S. Small Business Administration, Series 2019-25F, Class 1, 2.77%, due 06/01/44	1,650,936
784,014	U.S. Small Business Administration, Series 2020-25D, Class 1, 1.77%, due 04/01/45	642,536
2,378,531	U.S. Small Business Administration, Series 2022-25D, Class 1, 3.50%, due 04/01/47	2,159,863
1,615,048	U.S. Small Business Administration, Series 2022-25E, Class 1, 3.94%, due 05/01/47	1,509,227
2,542,703	U.S. Small Business Administration, Series 2022-25G, Class 1, 3.93%, due 07/01/47	2,375,340
2,214,271	U.S. Small Business Administration, Series 2022-25J, Class 1, 5.04%, due 10/01/47	2,214,264
1,771,312	U.S. Small Business Administration, Series 2023-25D, Class 1, 4.48%, due 04/01/48	1,712,681
2,899,817	U.S. Small Business Administration, Series 2023-25E, Class 1, 4.62%, due 05/01/48	2,830,246
2,880,737	U.S. Small Business Administration, Series 2023-25F, Class 1, 4.93%, due 06/01/48	2,862,391
1,794,000	U.S. Small Business Administration, Series 2023-25J, Class 1, 5.82%, due 10/01/48	1,862,808
1,348,000	U.S. Small Business Administration, Series 2023-25L, Class 1, 5.28%, due 12/01/48	1,365,681
1,418,000	Vantage Data Centers Issuer LLC, Series 2020-1A, Class A2, 1.65%, due 09/15/45 144A	1,329,092
860,000	Vantage Data Centers LLC, Series 2020-2A, Class A2, 1.99%, due 09/15/45 144A	758,372
500,000	Venture XIX CLO Ltd., Series 2014-19A, Class ARR, 6.84% (3 mo. USD Term SOFR + 1.52%), due 01/15/32(b) 144A	500,342
2,372,000	Verizon Master Trust, Series 2021-2, Class A, 0.99%, due 04/20/28	2,313,642
481,857	VR Funding LLC, Series 2020-1A, Class A, 2.79%, due 11/15/50 144A	432,590
500,000	Wellfleet CLO Ltd., Series 2018-3A, Class A1A, 6.83% (3 mo. USD Term SOFR + 1.51%), due 01/20/32(b) 144A	500,313
519,634	Wendy's Funding LLC, Series 2019-1A, Class A2I, 3.78%, due 06/15/49 144A	499,083
2,143,960	Wendy's Funding LLC, Series 2021-1A, Class A2I, 2.37%, due 06/15/51 144A	1,870,420
146,433	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.23%, due 03/15/45 144A	134,230
200,000	World Omni Select Auto Trust, Series 2021-A, Class C, 1.09%, due 11/15/27	187,834
560,625	Zaxby's Funding LLC, Series 2021-1A, Class A2, 3.24%, due 07/30/51 144A	497,270
		192,049,441
	Corporate Debt — 32.5%
225,000	1011778 BC ULC/New Red Finance, Inc., 3.88%, due 01/15/28 144A	211,621
128,000	AAR Escrow Issuer LLC, 6.75%, due 03/15/29 144A	129,145
1,669,000	AbbVie, Inc., 3.20%, due 11/21/29	1,538,368
300,000	AbbVie, Inc., 3.80%, due 03/15/25	295,804
65,000	AbbVie, Inc., 4.05%, due 11/21/39	57,913
1,035,000	AbbVie, Inc., 4.55%, due 03/15/35	1,000,842
130,000	AbbVie, Inc., 4.70%, due 05/14/45	121,660
445,000	AbbVie, Inc., 4.75%, due 03/15/45	419,419
200,000	Abu Dhabi National Energy Co. PJSC, 2.00%, due 04/29/28 144A	178,460
317,000	AdaptHealth LLC, 5.13%, due 03/01/30(d) 144A	276,743
1,340,000	Advocate Health & Hospitals Corp., 2.21%, due 06/15/30	1,146,448
125,000	AECOM, 5.13%, due 03/15/27	122,898
400,000	AEP Texas, Inc., 3.80%, due 10/01/47	300,794
315,000	AEP Transmission Co. LLC, 3.80%, due 06/15/49	246,388
1,866,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, due 10/29/26	1,733,533
1,100,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.00%, due 10/29/28	995,883
2,100,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 04/03/26	2,066,132
549,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.10%, due 01/19/29	546,040
384,981	AES Panama Generation Holdings SRL, 4.38%, due 05/31/30 144A	334,329
370,000	Aetna, Inc., 4.75%, due 03/15/44	327,862
555,891	Air Canada Pass-Through Trust, 3.60%, due 09/15/28 144A	527,532
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
164,806	Air Canada Pass-Through Trust, 3.70%, due 07/15/27 144A	156,845
197,192	Air Canada Pass-Through Trust, 4.13%, due 11/15/26 144A	192,874
531,000	Air Canada Pass-Through Trust, 10.50%, due 07/15/26 144A	581,445
331,000	Air Lease Corp., 2.10%, due 09/01/28	289,990
360,000	Air Lease Corp., 3.63%, due 12/01/27	339,853
1,177,000	Aker BP ASA, 2.00%, due 07/15/26 144A	1,088,148
247,000	Aker BP ASA, 3.10%, due 07/15/31 144A	211,217
2,225,000	Aker BP ASA, 3.75%, due 01/15/30 144A	2,034,559
987,000	Aker BP ASA, 4.00%, due 01/15/31 144A	902,197
172,479	Alaska Airlines Pass-Through Trust, 8.00%, due 02/15/27 144A	174,938
300,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.50%, due 03/15/29 144A	269,550
362,000	Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, due 10/15/26 144A	359,051
129,000	Alcoa Nederland Holding BV, 7.13%, due 03/15/31 144A	131,568
2,895,000	Alexandria Real Estate Equities, Inc., 2.00%, due 05/18/32	2,270,347
228,376	Alfa Desarrollo SpA, 4.55%, due 09/27/51 144A	174,691
565,000	Algonquin Power & Utilities Corp., 5.37%, due 06/15/26(c)	562,109
200,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, due 06/01/29(d) 144A	172,312
605,000	Ally Financial, Inc., 6.99% (SOFR + 3.26%), due 06/13/29(b)	627,655
320,000	Ally Financial, Inc., 7.10%, due 11/15/27(d)	334,564
215,000	Altria Group, Inc., 3.40%, due 05/06/30	195,406
3,340,000	Amazon.com, Inc., 4.10%, due 04/13/62	2,818,221
107,000	Amer Sports Co., 6.75%, due 02/16/31 144A	106,802
1,780,000	Ameren Illinois Co., 4.95%, due 06/01/33	1,763,027
234,497	American Airlines Pass-Through Trust, 3.70%, due 04/01/28	225,202
455,185	American Airlines Pass-Through Trust, 2.88%, due 01/11/36	387,834
462,752	American Airlines Pass-Through Trust, 3.15%, due 08/15/33	414,611
74,686	American Airlines Pass-Through Trust, 3.25%, due 04/15/30	67,558
1,173,535	American Airlines Pass-Through Trust, 3.38%, due 11/01/28	1,110,015
619,352	American Airlines Pass-Through Trust, 3.50%, due 08/15/33	539,979
261,119	American Airlines Pass-Through Trust, 3.58%, due 07/15/29	244,906
308,321	American Airlines Pass-Through Trust, 3.60%, due 04/15/31	279,757
425,325	American Airlines Pass-Through Trust, 3.65%, due 08/15/30	402,136
174,466	American Airlines Pass-Through Trust, 3.85%, due 08/15/29	161,536
531,110	American Airlines Pass-Through Trust, 3.95%, due 01/11/32	489,606
253,738	American Airlines Pass-Through Trust, 4.00%, due 08/15/30	233,872
581,360	American Airlines Pass-Through Trust, 4.10%, due 07/15/29	544,623
366,000	American Airlines, Inc., 7.25%, due 02/15/28(d) 144A	371,975
250,000	American Electric Power Co., Inc., 5.63%, due 03/01/33(d)	253,930
302,000	American Homes 4 Rent LP, 4.25%, due 02/15/28	290,146
423,000	American Tower Corp., 3.55%, due 07/15/27	402,605
884,000	American Tower Corp., 3.80%, due 08/15/29	825,298
1,405,000	American Tower Corp., 5.20%, due 02/15/29	1,405,010
2,967,000	American Tower Trust #1, 5.49%, due 03/15/28 144A	2,994,361
415,000	AmeriGas Partners LP/AmeriGas Finance Corp., 5.88%, due 08/20/26	414,589
340,000	Amgen, Inc., 2.80%, due 08/15/41	246,560
1,270,000	Amgen, Inc., 5.25%, due 03/02/30	1,289,784
739,000	Amgen, Inc., 5.25%, due 03/02/33	745,551

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
184,000	AmWINS Group, Inc., 6.38%, due 02/15/29 144A	185,108
420,000	Anglo American Capital PLC, 4.75%, due 04/10/27 144A	411,726
740,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, due 02/01/46	703,689
80,000	Anheuser-Busch InBev Worldwide, Inc., 4.60%, due 04/15/48	73,189
407,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, due 06/15/29 144A	391,780
309,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., 6.63%, due 02/01/32 144A	310,606
550,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., 7.88%, due 05/15/26 144A	561,911
114,000	Antero Resources Corp., 5.38%, due 03/01/30 144A	109,584
1,000,000	Apple, Inc., 3.85%, due 08/04/46	846,700
770,000	Apple, Inc., 4.10%, due 08/08/62(d)	654,242
980,000	AptarGroup, Inc., 3.60%, due 03/15/32	864,215
2,015,000	Aptiv PLC/Aptiv Corp., 3.25%, due 03/01/32(d)	1,753,545
388,000	APX Group, Inc., 5.75%, due 07/15/29 144A	373,475
225,000	Aquarion Co., 4.00%, due 08/15/24 144A	222,984
606,000	ARES Capital Corp., 2.15%, due 07/15/26	558,245
452,000	ARES Capital Corp., 2.88%, due 06/15/28	403,064
305,000	ARES Capital Corp., 3.25%, due 07/15/25	294,721
347,000	ARES Capital Corp., 5.88%, due 03/01/29	346,140
206,000	Arsenal AIC Parent LLC, 8.00%, due 10/01/30 144A	216,534
87,000	Artera Services LLC, 8.50%, due 02/15/31 144A	89,260
125,000	Asbury Automotive Group, Inc., 4.63%, due 11/15/29 144A	115,481
390,000	Asbury Automotive Group, Inc., 4.75%, due 03/01/30	359,534
710,000	Ascension Health, 2.53%, due 11/15/29	633,462
150,000	Ascension Health, 3.11%, due 11/15/39	119,577
557,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 5.88%, due 06/30/29 144A	531,573
87,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 8.25%, due 12/31/28 144A	89,441
322,000	Ashtead Capital, Inc., 2.45%, due 08/12/31(d) 144A	261,690
225,000	Ashtead Capital, Inc., 4.25%, due 11/01/29 144A	209,966
338,000	Ashtead Capital, Inc., 4.38%, due 08/15/27 144A	324,450
265,000	Ashtead Capital, Inc., 5.55%, due 05/30/33 144A	260,789
269,000	Ashtead Capital, Inc., 5.80%, due 04/15/34 144A	268,850
458,000	Ashtead Capital, Inc., 5.95%, due 10/15/33 144A	463,386
3,369,000	AT&T, Inc., 2.30%, due 06/01/27	3,106,368
247,000	AT&T, Inc., 2.55%, due 12/01/33	197,923
814,000	AT&T, Inc., 3.50%, due 06/01/41	635,790
595,000	AT&T, Inc., 3.65%, due 09/15/59	414,590
305,000	AT&T, Inc., 4.50%, due 05/15/35	285,019
3,440,000	AT&T, Inc., 5.40%, due 02/15/34	3,486,423
700,000	AT&T, Inc., 6.76% (3 mo. USD Term SOFR + 1.44%), due 06/12/24(b)	701,212
290,000	Athene Holding Ltd., 3.50%, due 01/15/31	255,211
259,307	Atlantica Transmision Sur SA, 6.88%, due 04/30/43 144A	264,493
293,000	Autodesk, Inc., 2.85%, due 01/15/30	262,032
486,000	AutoNation, Inc., 4.75%, due 06/01/30	467,036
1,939,000	Aviation Capital Group LLC, 6.38%, due 07/15/30(d) 144A	1,998,035
1,300,000	Bacardi Ltd., 4.70%, due 05/15/28 144A	1,269,125
696,000	BAE Systems Holdings, Inc., 3.85%, due 12/15/25 144A	679,523
1,037,000	BAE Systems PLC, 3.40%, due 04/15/30 144A	946,270
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
2,532,000	BAE Systems PLC, 5.13%, due 03/26/29 144A	2,542,014
175,000	Ball Corp., 3.13%, due 09/15/31(d)	148,908
450,000	Ball Corp., 6.00%, due 06/15/29(d)	454,837
200,000	Banco Santander SA, 1.85%, due 03/25/26	186,931
583,000	Banco Santander SA, 4.38%, due 04/12/28	564,530
265,000	Bank of America Corp., 1.66% (SOFR + 0.91%), due 03/11/27(b)	246,939
2,673,000	Bank of America Corp., 2.09% (SOFR + 1.06%), due 06/14/29(b)	2,362,852
1,310,000	Bank of America Corp., 2.30% (SOFR + 1.22%), due 07/21/32(b)	1,072,334
2,330,000	Bank of America Corp., 2.50% (3 mo. USD Term SOFR + 1.25%), due 02/13/31(b)	2,008,002
914,000	Bank of America Corp., 2.59% (SOFR + 2.15%), due 04/29/31(b)	788,328
3,976,000	Bank of America Corp., 2.69% (SOFR + 1.32%), due 04/22/32(b)	3,366,726
230,000	Bank of America Corp., 2.88% (3 mo. USD Term SOFR + 1.45%), due 10/22/30(b)	204,445
1,145,000	Bank of America Corp., 3.59% (3 mo. USD Term SOFR + 1.63%), due 07/21/28(b)	1,088,663
731,000	Bank of America Corp., 3.85% (5 yr. CMT + 2.00%), due 03/08/37(b)	646,756
649,000	Bank of America Corp., 3.97% (3 mo. USD Term SOFR + 1.33%), due 03/05/29(b)	620,564
310,000	Bank of America Corp., 4.27% (3 mo. USD Term SOFR + 1.57%), due 07/23/29(b)	298,925
1,078,000	Bank of America Corp., 4.57% (SOFR + 1.83%), due 04/27/33(b)	1,024,381
2,545,000	Bank of America Corp., 4.95% (SOFR + 2.04%), due 07/22/28(b)	2,526,536
495,000	Bank of America Corp., 5.13% (3 mo. USD Term SOFR + 3.55%)(b)(e)	496,692
863,000	Bank of America Corp., 6.30% (3 mo. USD Term SOFR + 4.81%)(b)(d)(e)	868,091
767,000	Bank of Montreal, 7.70% (5 yr. CMT + 3.45%), due 05/26/84(b)	777,931
1,784,000	Bank of New York Mellon Corp., 4.98% (SOFR + 1.09%), due 03/14/30(b)	1,786,264
1,265,000	Barclays PLC, 3.93% (3 mo. USD LIBOR + 1.61%), due 05/07/25(b)	1,262,458
576,000	Barclays PLC, 4.38% (5 yr. CMT + 3.41%)(b)(e)	473,638
400,000	Barclays PLC, 4.97% (3 mo. USD LIBOR + 1.90%), due 05/16/29(b)	392,132
3,270,000	Barclays PLC, 6.49% (SOFR + 2.22%), due 09/13/29(b)	3,400,703
274,000	Barclays PLC, 8.00% (5 yr. CMT + 5.43%)(b)(e)	274,120
156,000	BAT Capital Corp., 3.56%, due 08/15/27	147,772
1,385,000	BAT Capital Corp., 6.34%, due 08/02/30	1,443,788
212,000	Beacon Roofing Supply, Inc., 4.13%, due 05/15/29 144A	192,502
605,000	Berkshire Hathaway Energy Co., 1.65%, due 05/15/31	484,954
85,000	Berkshire Hathaway Energy Co., 5.95%, due 05/15/37	88,664
1,712,000	Berkshire Hathaway Energy Co., 6.13%, due 04/01/36	1,821,564
1,960,000	BHP Billiton Finance USA Ltd., 5.25%, due 09/08/30	1,994,205
2,090,000	BlackRock Funding, Inc., 5.00%, due 03/14/34	2,099,556
1,858,000	Blackstone Holdings Finance Co. LLC, 1.63%, due 08/05/28 144A	1,617,728
1,015,000	Blackstone Holdings Finance Co. LLC, 2.80%, due 09/30/50 144A	627,240
542,000	Blackstone Holdings Finance Co. LLC, 3.15%, due 10/02/27 144A	508,431
118,000	Blackstone Private Credit Fund, 3.25%, due 03/15/27	108,945
606,000	Blackstone Private Credit Fund, 4.00%, due 01/15/29(d)	556,404
480,000	Blackstone Private Credit Fund, 7.30%, due 11/27/28(d) 144A	500,872
190,000	Block, Inc., 3.50%, due 06/01/31(d)	165,535
438,000	BlueLinx Holdings, Inc., 6.00%, due 11/15/29 144A	427,524
945,000	BNP Paribas SA, 1.68% (SOFR + 0.91%), due 06/30/27(b) 144A	870,814
260,000	BNP Paribas SA, 2.16% (SOFR + 1.22%), due 09/15/29(b) 144A	227,275
200,000	BNP Paribas SA, 2.22% (SOFR + 2.07%), due 06/09/26(b) 144A	192,374
1,035,000	BNP Paribas SA, 3.13% (SOFR + 1.56%), due 01/20/33(b) 144A	881,314
472,000	BNP Paribas SA, 5.50% (SOFR + 1.59%), due 05/20/30(b) 144A	473,216
233,000	BNP Paribas SA, 9.25% (5 yr. CMT + 4.97%)(b)(e) 144A	250,596

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
210,000	BOC Aviation USA Corp., 1.63%, due 04/29/24 144A	209,336
2,545,000	Boeing Co., 2.20%, due 02/04/26	2,383,714
2,670,000	Boeing Co., 3.60%, due 05/01/34(d)	2,213,935
270,000	Boeing Co., 3.90%, due 05/01/49	192,646
325,000	Boeing Co., 3.95%, due 08/01/59	222,747
548,000	Booking Holdings, Inc., 4.63%, due 04/13/30	541,542
416,000	BPCE SA, 5.72% (1 yr. CMT + 1.96%), due 01/18/30(b)(d) 144A	418,175
282,000	Braskem Idesa SAPI, 6.99%, due 02/20/32(d) 144A	219,089
836,000	Braskem Netherlands Finance BV, 4.50%, due 01/31/30 144A	719,377
125,071	British Airways Pass-Through Trust, 4.13%, due 03/20/33 144A	115,553
220,936	British Airways Pass-Through Trust, 4.25%, due 05/15/34 144A	206,601
80,018	British Airways Pass-Through Trust, 8.38%, due 11/15/28 144A	83,250
1,055,000	Brixmor Operating Partnership LP, 2.50%, due 08/16/31(d)	866,920
584,000	Broadcom, Inc., 3.14%, due 11/15/35 144A	472,034
1,950,000	Broadcom, Inc., 3.19%, due 11/15/36 144A	1,552,679
1,664,000	Broadcom, Inc., 3.42%, due 04/15/33 144A	1,443,065
2,566,000	Broadcom, Inc., 4.11%, due 09/15/28(d)	2,480,321
1,995,000	Broadcom, Inc., 4.75%, due 04/15/29	1,971,147
1,521,000	Brookfield Finance, Inc., 2.72%, due 04/15/31	1,296,171
212,000	Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 5.00%, due 06/15/29 144A	192,905
224,000	Brunswick Corp., 5.85%, due 03/18/29(d)	226,556
427,000	Builders FirstSource, Inc., 4.25%, due 02/01/32 144A	383,241
255,000	Builders FirstSource, Inc., 6.38%, due 06/15/32 144A	258,996
456,000	Builders FirstSource, Inc., 6.38%, due 03/01/34 144A	458,452
1,640,000	Bunge Ltd. Finance Corp., 2.75%, due 05/14/31(d)	1,413,005
398,000	C&W Senior Finance Ltd., 6.88%, due 09/15/27 144A	376,256
212,000	Caesars Entertainment, Inc., 6.50%, due 02/15/32 144A	213,999
200,000	Caesars Entertainment, Inc., 7.00%, due 02/15/30 144A	205,422
395,000	CaixaBank SA, 5.67% (SOFR + 1.78%), due 03/15/30(b) 144A	395,002
750,000	Calpine Corp., 3.75%, due 03/01/31 144A	657,516
509,000	Canadian Pacific Railway Co., 6.13%, due 09/15/15(f)	540,676
221,000	Capital One Financial Corp., 4.93% (SOFR + 2.06%), due 05/10/28(b)	218,224
1,030,000	Carrier Global Corp., 5.90%, due 03/15/34	1,083,000
208,000	CCM Merger, Inc., 6.38%, due 05/01/26(d) 144A	207,985
210,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, due 06/01/29 144A	192,393
184,000	CDW LLC/CDW Finance Corp., 3.25%, due 02/15/29	166,774
450,000	CDW LLC/CDW Finance Corp., 5.50%, due 12/01/24	448,341
204,000	Celulosa Arauco y Constitucion SA, 3.88%, due 11/02/27	190,905
450,000	Cemex SAB de CV, 3.88%, due 07/11/31(d) 144A	398,999
424,000	Cemex SAB de CV, 5.20%, due 09/17/30 144A	410,104
514,000	Cencora, Inc., 2.80%, due 05/15/30	454,635
145,000	Cenovus Energy, Inc., 3.75%, due 02/15/52(d)	106,707
215,000	Cenovus Energy, Inc., 5.40%, due 06/15/47	203,323
163,000	Centene Corp., 2.45%, due 07/15/28	144,710
465,000	Centene Corp., 3.00%, due 10/15/30	399,103
279,000	Centene Corp., 3.38%, due 02/15/30	247,075
335,000	CenterPoint Energy, Inc., 3.70%, due 09/01/49	248,795
332,000	Century Communities, Inc., 3.88%, due 08/15/29 144A	299,244
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
594,000	Charles Schwab Corp., 5.64% (SOFR + 2.21%), due 05/19/29(b)	603,263
603,000	Charles Schwab Corp., 6.20% (SOFR + 1.88%), due 11/17/29(b)	627,036
165,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.30%, due 02/01/32(d)	127,355
990,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.80%, due 04/01/31	811,644
929,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.20%, due 03/15/28	876,038
105,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 03/01/50	77,791
1,104,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.75%, due 04/01/48	930,387
3,748,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, due 10/23/35	3,706,322
662,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, due 10/23/45	614,045
863,000	Cheniere Energy Partners LP, 4.00%, due 03/01/31	785,148
801,000	Cheniere Energy Partners LP, 4.50%, due 10/01/29	763,134
251,000	Cheniere Energy, Inc., 5.65%, due 04/15/34 144A	252,949
643,000	Chevron Corp., 2.00%, due 05/11/27(d)	594,678
1,935,000	Cigna Group, 3.40%, due 03/01/27	1,854,631
188,000	CIMIC Finance USA Pty. Ltd., 7.00%, due 03/25/34(d) 144A	193,132
525,000	Citigroup, Inc., 2.56% (SOFR + 1.17%), due 05/01/32(b)	438,017
908,000	Citigroup, Inc., 3.20%, due 10/21/26	865,002
4,776,000	Citigroup, Inc., 3.40%, due 05/01/26	4,600,177
625,000	Citigroup, Inc., 3.52% (3 mo. USD Term SOFR + 1.41%), due 10/27/28(b)	589,516
340,000	Citigroup, Inc., 3.67% (3 mo. USD Term SOFR + 1.65%), due 07/24/28(b)	323,267
1,840,000	Citigroup, Inc., 3.89% (3 mo. USD Term SOFR + 1.82%), due 01/10/28(b)	1,774,806
1,220,000	Citigroup, Inc., 3.98% (3 mo. USD Term SOFR + 1.60%), due 03/20/30(b)	1,149,909
258,000	Citigroup, Inc., 4.40%, due 06/10/25	254,503
440,000	Citigroup, Inc., 4.41% (SOFR + 3.91%), due 03/31/31(b)	419,551
414,000	Citigroup, Inc., 4.60%, due 03/09/26	407,656
3,006,000	Citigroup, Inc., 4.70% (SOFR + 3.23%)(b)(e)	2,939,845
331,000	Citigroup, Inc., 5.17% (SOFR + 1.36%), due 02/13/30(b)	329,553
668,000	Citigroup, Inc., 6.17% (SOFR + 2.66%), due 05/25/34(b)	678,695
616,000	Citigroup, Inc., 6.25% (3 mo. USD Term SOFR + 4.78%)(b)(e)	619,122
848,000	Citizens Financial Group, Inc., 3.25%, due 04/30/30	747,404
241,000	Civitas Resources, Inc., 8.63%, due 11/01/30 144A	258,945
247,000	CNA Financial Corp., 2.05%, due 08/15/30	206,742
694,000	CNO Financial Group, Inc., 5.25%, due 05/30/29	676,780
374,000	Columbia Pipelines Holding Co. LLC, 5.68%, due 01/15/34 144A	371,712
2,954,000	Columbia Pipelines Operating Co. LLC, 5.93%, due 08/15/30 144A	3,031,961
662,000	Columbia Pipelines Operating Co. LLC, 6.04%, due 11/15/33 144A	686,236
18,000	Comcast Corp., 2.89%, due 11/01/51	11,694
1,307,000	Comcast Corp., 3.40%, due 04/01/30	1,209,068
5,000	Comcast Corp., 3.97%, due 11/01/47	4,022
5,000	Comcast Corp., 6.50%, due 11/15/35	5,550
325,000	Comerica, Inc., 5.98% (SOFR + 2.16%), due 01/30/30(b)	321,293
1,090,000	Comision Federal de Electricidad, 4.69%, due 05/15/29 144A	1,025,802
969,000	CommonSpirit Health, 2.76%, due 10/01/24	954,168

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
1,670,000	CommonSpirit Health, 5.32%, due 12/01/34	1,673,475
350,000	Commonwealth Edison Co., 4.00%, due 03/01/48	284,303
622,000	Concentrix Corp., 6.60%, due 08/02/28(d)	629,477
525,000	Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, due 10/01/26 144A	515,001
250,000	Consensus Cloud Solutions, Inc., 6.50%, due 10/15/28 144A	222,533
95,000	Consolidated Edison Co. of New York, Inc., 4.30%, due 12/01/56	78,650
350,000	Consolidated Edison Co. of New York, Inc., 4.50%, due 12/01/45	307,511
385,000	Constellation Brands, Inc., 2.25%, due 08/01/31	318,212
250,000	Constellation Energy Generation LLC, 6.13%, due 01/15/34(d)	264,158
299,000	Constellation Energy Generation LLC, 6.50%, due 10/01/53	329,208
1,885,000	Constellation Software, Inc., 5.16%, due 02/16/29 144A	1,884,401
365,000	Continental Resources, Inc., 2.88%, due 04/01/32 144A	297,609
359,000	Continental Resources, Inc., 4.90%, due 06/01/44	298,694
571,000	Continental Resources, Inc., 5.75%, due 01/15/31 144A	567,966
246,000	Corebridge Financial, Inc., 6.88% (5 yr. CMT + 3.85%), due 12/15/52(b)	246,541
570,000	Corp. Andina de Fomento, 5.00%, due 01/24/29	568,234
272,000	Coruripe Netherlands BV, 10.00%, due 02/10/27 144A	246,759
680,000	CoStar Group, Inc., 2.80%, due 07/15/30 144A	580,327
970,000	Cox Communications, Inc., 2.60%, due 06/15/31 144A	805,504
3,921,000	Cox Communications, Inc., 3.35%, due 09/15/26 144A	3,751,908
1,137,000	Credit Agricole SA, 3.25%, due 01/14/30 144A	1,010,071
650,000	Credit Agricole SA, 6.32% (SOFR + 1.86%), due 10/03/29(b) 144A	674,199
861,000	Credit Suisse AG, 7.95%, due 01/09/25	875,471
270,000	CSC Holdings LLC, 3.38%, due 02/15/31 144A	183,731
456,000	CVS Health Corp., 3.75%, due 04/01/30	425,103
635,000	CVS Health Corp., 4.78%, due 03/25/38	586,699
578,000	CVS Health Corp., 5.05%, due 03/25/48	525,275
130,000	CVS Health Corp., 5.13%, due 07/20/45	119,882
124,000	CVS Health Corp., 5.25%, due 01/30/31	124,997
941,641	CVS Pass-Through Trust, 5.77%, due 01/10/33 144A	932,836
476,306	CVS Pass-Through Trust, 6.94%, due 01/10/30	488,046
1,387,575	CVS Pass-Through Trust, 7.51%, due 01/10/32 144A	1,437,013
145,000	Dana, Inc., 4.50%, due 02/15/32(d)	125,438
780,000	Danske Bank AS, 6.26% (1 yr. CMT + 1.18%), due 09/22/26(b) 144A	787,812
355,000	DaVita, Inc., 3.75%, due 02/15/31 144A	297,533
733,000	DaVita, Inc., 4.63%, due 06/01/30 144A	656,727
197,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 02/01/28 144A	196,262
448,000	Dell International LLC/EMC Corp., 5.30%, due 10/01/29	453,641
940,000	Dell International LLC/EMC Corp., 5.40%, due 04/15/34	942,562
1,144,964	Delta Air Lines Pass-Through Trust, 2.00%, due 12/10/29	1,035,643
533,000	Delta Air Lines, Inc., 4.38%, due 04/19/28(d)	517,668
690,525	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, due 10/20/28 144A	675,602
649,000	Deutsche Bank AG, 3.74% (SOFR + 2.26%), due 01/07/33(b)	536,482
460,000	Deutsche Bank AG, 5.71% (SOFR + 1.59%), due 02/08/28(b)	459,485
447,000	Deutsche Bank AG, 6.82% (SOFR + 2.51%), due 11/20/29(b)	467,550
865,000	Diamondback Energy, Inc., 3.25%, due 12/01/26	829,467
208,000	Discover Financial Services, 4.10%, due 02/09/27	200,733
180,000	Dominion Energy, Inc., 2.85%, due 08/15/26	170,315
337,000	Dominion Energy, Inc., 3.38%, due 04/01/30	306,455
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
278,000	EUR	DP World Ltd., 2.38%, due 09/25/26 144A	290,001
850,000		DTE Electric Co., 2.25%, due 03/01/30	737,279
1,210,637		DTE Electric Securitization Funding I LLC, 2.64%, due 12/01/27	1,160,933
2,290,000		DTE Energy Co., 1.05%, due 06/01/25	2,175,139
411,000		Duke Energy Carolinas LLC, 3.95%, due 03/15/48	328,232
180,000		Duke Energy Corp., 2.45%, due 06/01/30	155,167
599,000		Duke Energy Corp., 5.75%, due 09/15/33	615,699
435,000		Duke Energy Florida LLC, 3.40%, due 10/01/46	320,448
220,000		Duke Energy Ohio, Inc., 5.25%, due 04/01/33	222,565
200,000		Duke Energy Progress LLC, 3.70%, due 10/15/46	154,527
428,000		Ecopetrol SA, 6.88%, due 04/29/30	418,152
790,000		Ecopetrol SA, 8.63%, due 01/19/29	837,861
575,000		Edison International, 5.25%, due 11/15/28	573,226
546,000		EIG Pearl Holdings SARL, 3.55%, due 08/31/36 144A	467,314
190,000		El Paso Natural Gas Co. LLC, 8.38%, due 06/15/32	219,124
409,000		Electricite de France SA, 9.13% (5 yr. CMT + 5.41%)(b)(e) 144A	451,612
3,158,000		Element Fleet Management Corp., 5.64%, due 03/13/27 144A	3,168,795
300,000		Elevance Health, Inc., 3.60%, due 03/15/51(d)	225,034
15,000		Elevance Health, Inc., 5.10%, due 01/15/44	14,282
398,000		Embraer Netherlands Finance BV, 7.00%, due 07/28/30 144A	417,017
537,000		Emera U.S. Finance LP, 3.55%, due 06/15/26(d)	515,861
568,000		EMRLD Borrower LP/Emerald Co.-Issuer, Inc., 6.63%, due 12/15/30 144A	574,159
505,000		Enbridge, Inc., 5.50% (3 mo. USD Term SOFR + 3.68%), due 07/15/77(b)	479,617
674,000		Enbridge, Inc., 5.75% (5 yr. CMT + 5.31%), due 07/15/80(b)	638,685
481,000		Enbridge, Inc., 6.25% (3 mo. USD Term SOFR + 3.90%), due 03/01/78(b)	468,988
315,000		Enbridge, Inc., 8.50% (5 yr. CMT + 4.43%), due 01/15/84(b)	343,046
380,000		Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, due 01/30/28 144A	383,318
228,000		Energean Israel Finance Ltd., 5.38%, due 03/30/28(g)	208,699
245,000		Energean Israel Finance Ltd., 5.88%, due 03/30/31(g)	215,416
331,000		Energy Transfer LP, 4.20%, due 04/15/27	321,972
685,000		Energy Transfer LP, 5.15%, due 03/15/45	623,087
570,000		Energy Transfer LP, 5.25%, due 04/15/29	570,815
150,000		Energy Transfer LP, 5.30%, due 04/01/44	138,030
590,000		Energy Transfer LP, 5.30%, due 04/15/47	537,196
791,000		Energy Transfer LP, 5.40%, due 10/01/47	730,539
1,722,000		Energy Transfer LP, 5.50%, due 06/01/27	1,733,264
720,000		Energy Transfer LP, 6.25%, due 04/15/49	739,679
120,000		Energy Transfer LP, 6.40%, due 12/01/30	126,753
1,073,000		Energy Transfer LP, 6.50% (5 yr. CMT + 5.69%)(b)(e)	1,054,375
65,000		Energy Transfer LP, 6.55%, due 12/01/33	69,818
1,606,000		Energy Transfer LP, 7.13% (5 yr. CMT + 5.31%)(b)(e)	1,571,931
1,450,000		Enterprise Products Operating LLC, 4.90%, due 05/15/46	1,356,335
958,000		Enterprise Products Operating LLC, 5.25% (3 mo. USD Term SOFR + 3.29%), due 08/16/77(b)	911,447
159,000		EQM Midstream Partners LP, 6.38%, due 04/01/29 144A	160,293
100,000		EQM Midstream Partners LP, 7.50%, due 06/01/27 144A	102,617
66,000		EQM Midstream Partners LP, 7.50%, due 06/01/30 144A	70,611
375,000		Equifax, Inc., 5.10%, due 12/15/27	374,819
70,000		Esab Corp., 6.25%, due 04/15/29(h) 144A	70,415

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
225,000	Eskom Holdings SOC Ltd., 6.35%, due 08/10/28 144A	215,709
925,000	Essex Portfolio LP, 1.70%, due 03/01/28	811,963
1,320,000	Eversource Energy, 2.90%, due 10/01/24	1,300,462
2,050,000	Eversource Energy, 2.90%, due 03/01/27	1,927,958
1,416,000	Exelon Corp., 3.35%, due 03/15/32	1,253,196
285,000	Exelon Corp., 4.70%, due 04/15/50	249,998
1,478,000	Exelon Corp., 5.10%, due 06/15/45	1,370,691
1,000,000	Fairfax Financial Holdings Ltd., 5.63%, due 08/16/32	1,000,034
675,000	Fairfax Financial Holdings Ltd., 6.00%, due 12/07/33 144A	689,009
600,000	Falabella SA, 4.38%, due 01/27/25 144A	590,510
2,378,000	Ferguson Finance PLC, 3.25%, due 06/02/30 144A	2,128,911
2,130,000	Ferguson Finance PLC, 4.50%, due 10/24/28 144A	2,086,068
73,000	Fiesta Purchaser, Inc., 7.88%, due 03/01/31 144A	75,443
1,200,000	Fifth Third Bancorp, 6.34% (SOFR + 2.34%), due 07/27/29(b)	1,237,507
319,000	Fifth Third Bancorp, 8.60% (3 mo. USD Term SOFR + 3.29%)(b)(e)	313,480
565,000	First Quantum Minerals Ltd., 6.88%, due 10/15/27 144A	542,355
200,000	First Quantum Minerals Ltd., 8.63%, due 06/01/31(d) 144A	194,666
359,000	FirstEnergy Corp., 2.65%, due 03/01/30	308,909
157,000	FirstEnergy Corp., 3.40%, due 03/01/50	108,372
580,000	FirstEnergy Pennsylvania Electric Co., 3.60%, due 06/01/29 144A	539,302
2,365,000	Florida Power & Light Co., 2.45%, due 02/03/32	1,992,060
294,000	Flowserve Corp., 3.50%, due 10/01/30	261,517
910,000	FMC Corp., 5.15%, due 05/18/26	904,959
370,000	Ford Motor Co., 3.25%, due 02/12/32	307,976
310,000	Ford Motor Co., 4.75%, due 01/15/43	257,719
611,000	Ford Motor Co., 6.10%, due 08/19/32	619,523
5,540,000	Ford Motor Credit Co. LLC, 2.90%, due 02/10/29	4,887,878
300,000	Ford Motor Credit Co. LLC, 3.38%, due 11/13/25	288,760
1,382,000	Ford Motor Credit Co. LLC, 4.00%, due 11/13/30	1,234,990
920,000	Ford Motor Credit Co. LLC, 5.11%, due 05/03/29	893,694
678,000	Ford Motor Credit Co. LLC, 5.80%, due 03/08/29(d)	681,012
1,597,000	Ford Motor Credit Co. LLC, 6.80%, due 05/12/28	1,659,997
482,000	Foundry JV Holdco LLC, 5.88%, due 01/25/34 144A	483,262
665,000	Freeport-McMoRan, Inc., 4.25%, due 03/01/30	630,960
436,000	Freeport-McMoRan, Inc., 5.40%, due 11/14/34	431,072
713,000	Freeport-McMoRan, Inc., 5.45%, due 03/15/43	683,221
1,009,000	Fresenius Medical Care U.S. Finance III, Inc., 2.38%, due 02/16/31(d) 144A	795,774
213,000	Full House Resorts, Inc., 8.25%, due 02/15/28(d) 144A	203,731
1,913,000	GA Global Funding Trust, 3.85%, due 04/11/25 144A	1,877,739
165,000	Gap, Inc., 3.63%, due 10/01/29 144A	144,699
235,000	Gap, Inc., 3.88%, due 10/01/31 144A	199,028
606,000	Gartner, Inc., 4.50%, due 07/01/28 144A	577,986
458,000	GCI LLC, 4.75%, due 10/15/28 144A	420,362
200,000	GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, due 07/31/26 144A	200,424
570,000	General Motors Co., 5.00%, due 04/01/35	540,619
228,000	General Motors Co., 5.40%, due 04/01/48(d)	209,335
3,886,000	General Motors Financial Co., Inc., 2.40%, due 10/15/28	3,440,893
1,060,000	General Motors Financial Co., Inc., 2.70%, due 06/10/31	884,027
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
605,000	General Motors Financial Co., Inc., 2.90%, due 02/26/25	590,345
495,000	General Motors Financial Co., Inc., 3.10%, due 01/12/32(d)	419,473
1,694,000	General Motors Financial Co., Inc., 3.60%, due 06/21/30	1,530,122
878,000	General Motors Financial Co., Inc., 6.00%, due 01/09/28	900,492
320,000	Georgia Power Co., 4.95%, due 05/17/33	315,693
383,000	Global Atlantic Fin Co., 4.70% (5 yr. CMT + 3.80%), due 10/15/51(b) 144A	345,399
397,000	Global Infrastructure Solutions, Inc., 5.63%, due 06/01/29 144A	364,441
109,000	Global Partners LP/GLP Finance Corp., 8.25%, due 01/15/32 144A	113,108
259,000	Globo Comunicacao e Participacoes SA, 4.88%, due 01/22/30 144A	226,774
240,000	GLP Capital LP/GLP Financing II, Inc., 3.25%, due 01/15/32	202,280
271,000	GLP Capital LP/GLP Financing II, Inc., 4.00%, due 01/15/30	247,581
1,259,000	GLP Capital LP/GLP Financing II, Inc., 4.00%, due 01/15/31	1,124,295
200,000	GLP Capital LP/GLP Financing II, Inc., 5.38%, due 04/15/26	198,391
200,000	GN Bondco LLC, 9.50%, due 10/15/31(d) 144A	199,843
1,350,000	Goldman Sachs Group, Inc., 0.86% (SOFR + 0.61%), due 02/12/26(b)	1,293,378
1,175,000	Goldman Sachs Group, Inc., 1.43% (SOFR + 0.80%), due 03/09/27(b)	1,088,575
1,100,000	Goldman Sachs Group, Inc., 1.54% (SOFR + 0.82%), due 09/10/27(b)	1,005,398
1,260,000	Goldman Sachs Group, Inc., 2.38% (SOFR + 1.25%), due 07/21/32(b)	1,033,986
2,883,000	Goldman Sachs Group, Inc., 2.62% (SOFR + 1.28%), due 04/22/32(b)	2,420,449
826,000	Goldman Sachs Group, Inc., 2.65% (SOFR + 1.26%), due 10/21/32(b)	687,505
1,200,000	Goldman Sachs Group, Inc., 3.27% (3 mo. USD Term SOFR + 1.46%), due 09/29/25(b)	1,185,683
371,000	Goldman Sachs Group, Inc., 3.50%, due 01/23/25	365,133
215,000	Goldman Sachs Group, Inc., 3.75%, due 02/25/26	210,009
2,331,000	Goldman Sachs Group, Inc., 3.80%, due 03/15/30(d)	2,183,687
1,065,000	Goldman Sachs Group, Inc., 3.81% (3 mo. USD Term SOFR + 1.42%), due 04/23/29(b)	1,009,909
455,000	Goldman Sachs Group, Inc., 3.85%, due 01/26/27	441,241
367,000	Graphic Packaging International LLC, 3.50%, due 03/01/29 144A	330,438
365,000	Graphic Packaging International LLC, 4.13%, due 08/15/24	362,215
200,000	Greensaif Pipelines Bidco SARL, 6.13%, due 02/23/38 144A	203,466
225,000	Greensaif Pipelines Bidco SARL, 6.51%, due 02/23/42 144A	234,000
225,000	Group 1 Automotive, Inc., 4.00%, due 08/15/28 144A	207,555
500,000	H&E Equipment Services, Inc., 3.88%, due 12/15/28(d) 144A	458,354
410,000	HCA, Inc., 4.38%, due 03/15/42	344,300
220,000	HCA, Inc., 5.38%, due 02/01/25	219,416
421,000	HCA, Inc., 5.45%, due 04/01/31(d)	423,342
275,000	HCA, Inc., 7.75%, due 07/15/36	315,641
646,000	Healthpeak OP LLC, 3.25%, due 07/15/26	618,297
119,000	Hess Midstream Operations LP, 4.25%, due 02/15/30 144A	109,454
53,000	Hess Midstream Operations LP, 5.50%, due 10/15/30(d) 144A	51,400
250,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, due 04/15/30 144A	245,010
380,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, due 04/15/32 144A	375,064
447,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 5.00%, due 06/01/29 144A	417,210
411,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 6.63%, due 01/15/32 144A	412,961
2,348,000	Honeywell International, Inc., 5.25%, due 03/01/54	2,371,384
1,818,000	HSBC Holdings PLC, 7.39% (SOFR + 3.35%), due 11/03/28(b)	1,934,980
89,000	Hudbay Minerals, Inc., 4.50%, due 04/01/26 144A	86,296
357,000	Huntington Bancshares, Inc., 6.21% (SOFR + 2.02%), due 08/21/29(b)	365,619

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
384,000	Huntington Ingalls Industries, Inc., 4.20%, due 05/01/30	360,358
390,000	Huntsman International LLC, 2.95%, due 06/15/31	324,902
870,000	Huntsman International LLC, 4.50%, due 05/01/29(d)	831,310
239,000	Hyundai Capital America, 2.38%, due 10/15/27 144A	216,782
237,000	Hyundai Capital America, 5.30%, due 01/08/29 144A	237,418
524,000	Hyundai Capital America, 5.68%, due 06/26/28 144A	531,468
20,000	IHS Markit Ltd., 4.75%, due 08/01/28	18,694
300,000	ING Groep NV, 5.34% (SOFR + 1.44%), due 03/19/30(b)	299,375
256,000	ING Groep NV, 6.11% (SOFR + 2.09%), due 09/11/34(b)	265,996
200,000	ING Groep NV, 6.50% (5 yr. USD swap + 4.45%)(b)(d)(e)	197,696
114,000	Ingersoll Rand, Inc., 5.40%, due 08/14/28	115,591
120,000	Intel Corp., 5.63%, due 02/10/43	124,147
170,000	IPALCO Enterprises, Inc., 4.25%, due 05/01/30	158,397
298,000	IQVIA, Inc., 6.25%, due 02/01/29	309,665
136,000	Iron Mountain Information Management Services, Inc., 5.00%, due 07/15/32 144A	124,341
291,000	Iron Mountain, Inc., 5.25%, due 07/15/30 144A	275,598
165,000	Jacobs Entertainment, Inc., 6.75%, due 02/15/29 144A	160,429
209,000	JB Poindexter & Co., Inc., 8.75%, due 12/15/31 144A	216,290
1,050,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.00%, due 02/02/29	930,462
447,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.63%, due 01/15/32	382,748
125,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, due 12/01/31	108,157
780,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.75%, due 04/01/33	768,933
1,435,000	Jefferies Financial Group, Inc., 5.88%, due 07/21/28	1,461,614
346,453	JetBlue Pass-Through Trust, 2.75%, due 11/15/33	299,127
2,000,000	JPMorgan Chase & Co., 2.07% (SOFR + 1.02%), due 06/01/29(b)	1,774,699
1,097,000	JPMorgan Chase & Co., 2.52% (SOFR + 2.04%), due 04/22/31(b)	948,485
760,000	JPMorgan Chase & Co., 2.58% (3 mo. USD Term SOFR + 1.25%), due 04/22/32(b)	642,757
838,000	JPMorgan Chase & Co., 2.96% (3 mo. USD Term SOFR + 2.52%), due 05/13/31(b)	732,792
2,145,000	JPMorgan Chase & Co., 2.96% (SOFR + 1.26%), due 01/25/33(b)	1,832,084
3,817,000	JPMorgan Chase & Co., 3.78% (3 mo. USD Term SOFR + 1.60%), due 02/01/28(b)	3,676,872
965,000	JPMorgan Chase & Co., 4.01% (3 mo. USD Term SOFR + 1.38%), due 04/23/29(b)	925,238
3,600,000	JPMorgan Chase & Co., 4.20% (3 mo. USD Term SOFR + 1.52%), due 07/23/29(b)	3,471,907
246,000	JPMorgan Chase & Co., 4.45% (3 mo. USD Term SOFR + 1.59%), due 12/05/29(b)	239,893
1,207,000	JPMorgan Chase & Co., 4.49% (3 mo. USD Term SOFR + 3.79%), due 03/24/31(b)	1,167,410
2,329,000	JPMorgan Chase & Co., 4.60% (3 mo. USD Term SOFR + 3.13%)(b)(e)	2,295,494
440,000	JPMorgan Chase & Co., 5.00% (3 mo. USD Term SOFR + 3.38%)(b)(d)(e)	438,838
581,000	JPMorgan Chase & Co., 5.01% (SOFR + 1.31%), due 01/23/30(b)	578,860
780,000	Kaiser Foundation Hospitals, 2.81%, due 06/01/41	576,344
330,000	KB Home, 4.00%, due 06/15/31	292,784
295,000	KeyCorp, 6.40% (SOFR + 2.42%), due 03/06/35(b)	301,437
308,000	Kinder Morgan Energy Partners LP, 7.75%, due 03/15/32	349,811
720,000	Kinder Morgan, Inc., 3.60%, due 02/15/51	503,103
1,291,000	KKR Group Finance Co. II LLC, 5.50%, due 02/01/43(d) 144A	1,252,226
257,000	KKR Group Finance Co. VII LLC, 3.63%, due 02/25/50 144A	187,687
283,000	KKR Group Finance Co. X LLC, 3.25%, due 12/15/51 144A	190,691
240,000	Kohl's Corp., 4.63%, due 05/01/31	202,200
1,482,000	Kraft Heinz Foods Co., 4.38%, due 06/01/46	1,252,546
279,000	Kraft Heinz Foods Co., 5.00%, due 06/04/42	262,086
80,000	Kyndryl Holdings, Inc., 6.35%, due 02/20/34	82,159
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
1,920,000	L3Harris Technologies, Inc., 5.25%, due 06/01/31	1,917,062
397,000	Lam Research Corp., 2.88%, due 06/15/50	271,439
145,000	Lamb Weston Holdings, Inc., 4.13%, due 01/31/30 144A	132,347
485,000	Lamb Weston Holdings, Inc., 4.38%, due 01/31/32 144A	435,329
539,000	Lazard Group LLC, 4.38%, due 03/11/29(d)	517,228
200,000	LCPR Senior Secured Financing DAC, 5.13%, due 07/15/29 144A	167,668
676,000	Leviathan Bond Ltd., 6.50%, due 06/30/27(g)	654,567
99,000	Leviathan Bond Ltd., 6.75%, due 06/30/30(g)	92,088
450,000	Liberty Mutual Group, Inc., 3.95%, due 10/15/50 144A	338,852
414,000	Liberty Mutual Group, Inc., 4.13% (5 yr. CMT + 3.32%), due 12/15/51(b) 144A	374,739
3,324,000	Liberty Mutual Group, Inc., 4.57%, due 02/01/29 144A	3,240,651
311,000	Lincoln National Corp., 3.40%, due 01/15/31(d)	274,012
169,000	Lithia Motors, Inc., 3.88%, due 06/01/29 144A	152,465
169,000	Lithia Motors, Inc., 4.38%, due 01/15/31 144A	151,524
164,000	Lithia Motors, Inc., 4.63%, due 12/15/27 144A	157,632
1,500,000	Lloyds Banking Group PLC, 2.44% (1 yr. CMT + 1.00%), due 02/05/26(b)	1,458,608
490,000	Lloyds Banking Group PLC, 7.50% (5 yr. USD swap + 4.76%)(b)(e)	487,461
154,840	LLPL Capital Pte. Ltd., 6.88%, due 02/04/39 144A	155,035
386,000	Lowe's Cos., Inc., 3.70%, due 04/15/46	295,785
1,253,000	Lowe's Cos., Inc., 5.63%, due 04/15/53	1,266,906
970,000	Lubrizol Corp., 6.50%, due 10/01/34(d)	1,098,929
830,000	LYB International Finance III LLC, 4.20%, due 05/01/50	650,020
228,000	M&T Bank Corp., 5.13% (3 mo. USD Term SOFR + 3.78%)(b)(e)	202,683
410,000	Macquarie Bank Ltd., 3.62%, due 06/03/30 144A	364,888
1,243,000	Macquarie Group Ltd., 1.34% (SOFR + 1.07%), due 01/12/27(b) 144A	1,153,435
236,000	Macy's Retail Holdings LLC, 5.88%, due 04/01/29(d) 144A	231,756
213,000	Macy's Retail Holdings LLC, 5.88%, due 03/15/30(d) 144A	207,248
364,000	Macy's Retail Holdings LLC, 6.13%, due 03/15/32 144A	353,197
1,255,000	Manulife Financial Corp., 3.70%, due 03/16/32(d)	1,157,989
781,000	MARB BondCo PLC, 3.95%, due 01/29/31 144A	644,548
960,000	Marriott International, Inc., 5.00%, due 10/15/27	957,447
400,000	Martin Marietta Materials, Inc., 2.50%, due 03/15/30	349,127
698,000	Marvell Technology, Inc., 2.45%, due 04/15/28	629,686
175,000	Masonite International Corp., 3.50%, due 02/15/30(d) 144A	154,992
460,000	Massachusetts Institute of Technology, 4.68%, due 07/01/14(f)	423,351
1,255,000	Massachusetts Mutual Life Insurance Co., 3.38%, due 04/15/50 144A	877,396
1,615,000	Massachusetts Mutual Life Insurance Co., 5.67%, due 12/01/52 144A	1,615,014
241,000	MasTec, Inc., 4.50%, due 08/15/28(d) 144A	229,359
162,000	Match Group Holdings II LLC, 3.63%, due 10/01/31 144A	137,807
297,000	Match Group Holdings II LLC, 4.13%, due 08/01/30 144A	264,445
245,000	Mauser Packaging Solutions Holding Co., 7.88%, due 08/15/26 144A	249,778
471,059	MC Brazil Downstream Trading SARL, 7.25%, due 06/30/31 144A	426,766
1,200,000	McDonald's Corp., 4.20%, due 04/01/50	1,003,324
252,000	MDC Holdings, Inc., 2.50%, due 01/15/31	217,206
568,000	MetLife, Inc., 6.40%, due 12/15/66	582,508
4,827,000	Metropolitan Life Global Funding I, 3.30%, due 03/21/29 144A	4,460,859
221,000	Mexico City Airport Trust, 4.25%, due 10/31/26 144A	214,350
445,000	Mexico City Airport Trust, 5.50%, due 07/31/47 144A	377,421
712,000	MGM Resorts International, 4.75%, due 10/15/28	677,868

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
553,000	Michaels Cos., Inc., 5.25%, due 05/01/28 144A	471,703
499,000	Michaels Cos., Inc., 7.88%, due 05/01/29 144A	374,845
680,000	Microchip Technology, Inc., 5.05%, due 03/15/29	680,383
440,000	Micron Technology, Inc., 2.70%, due 04/15/32	367,495
527,000	Micron Technology, Inc., 4.19%, due 02/15/27(d)	513,710
333,000	Micron Technology, Inc., 5.30%, due 01/15/31	335,048
577,000	Micron Technology, Inc., 5.33%, due 02/06/29	582,458
1,067,000	Micron Technology, Inc., 6.75%, due 11/01/29	1,145,754
285,000	MidAmerican Energy Co., 4.25%, due 07/15/49	242,854
825,000	Mid-Atlantic Interstate Transmission LLC, 4.10%, due 05/15/28 144A	793,860
474,000	Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, due 05/01/29 144A	439,290
423,900	Millicom International Cellular SA, 6.25%, due 03/25/29(d) 144A	414,263
200,000	Millicom International Cellular SA, 7.38%, due 04/02/32(h) 144A	201,000
328,000	Mohegan Tribal Gaming Authority, 8.00%, due 02/01/26 144A	321,232
1,250,000	Moody's Corp., 3.25%, due 05/20/50(d)	896,280
715,000	Morgan Stanley, 1.93% (SOFR + 1.02%), due 04/28/32(b)	574,096
2,463,000	Morgan Stanley, 2.24% (SOFR + 1.18%), due 07/21/32(b)	2,012,650
925,000	Morgan Stanley, 2.48% (SOFR + 1.36%), due 09/16/36(b)	731,986
1,755,000	Morgan Stanley, 2.70% (SOFR + 1.14%), due 01/22/31(b)	1,533,767
2,133,000	Morgan Stanley, 2.94% (SOFR + 1.29%), due 01/21/33(b)	1,813,501
1,301,000	Morgan Stanley, 3.13%, due 07/27/26	1,244,709
1,185,000	Morgan Stanley, 3.59%, due 07/22/28(i)	1,126,226
2,461,000	Morgan Stanley, 3.62% (SOFR + 3.12%), due 04/01/31(b)	2,257,940
910,000	Morgan Stanley, 3.77% (3 mo. USD Term SOFR + 1.40%), due 01/24/29(b)	866,528
1,247,000	Morgan Stanley, 4.21% (SOFR + 1.61%), due 04/20/28(b)(d)	1,212,190
466,000	Morgan Stanley, 5.16% (SOFR + 1.59%), due 04/20/29(b)	465,764
684,000	Morgan Stanley, 5.17% (SOFR + 1.45%), due 01/16/30(b)	684,798
749,000	Motorola Solutions, Inc., 2.30%, due 11/15/30	629,161
737,000	Motorola Solutions, Inc., 2.75%, due 05/24/31	624,817
1,685,000	Motorola Solutions, Inc., 5.40%, due 04/15/34	1,682,316
1,705,000	MPLX LP, 1.75%, due 03/01/26	1,594,782
377,000	MPLX LP, 4.25%, due 12/01/27	366,800
370,000	MPLX LP, 4.50%, due 04/15/38	328,739
530,000	MPLX LP, 4.70%, due 04/15/48	452,430
319,000	MPLX LP, 4.95%, due 09/01/32	310,030
322,000	MPLX LP, 5.00%, due 03/01/33	312,711
105,000	MPLX LP, 5.20%, due 03/01/47	96,133
255,000	MPT Operating Partnership LP/MPT Finance Corp., 3.50%, due 03/15/31(d)	175,316
410,000	MPT Operating Partnership LP/MPT Finance Corp., 5.00%, due 10/15/27(d)	343,795
621,000	MSCI, Inc., 3.63%, due 11/01/31 144A	539,552
695,000	Mylan, Inc., 5.40%, due 11/29/43	610,456
1,721,000	National Grid PLC, 5.81%, due 06/12/33	1,759,206
2,436,000	National Securities Clearing Corp., 5.00%, due 05/30/28 144A	2,453,823
159,000	Nationstar Mortgage Holdings, Inc., 5.13%, due 12/15/30 144A	144,398
333,000	Nationstar Mortgage Holdings, Inc., 5.50%, due 08/15/28 144A	319,063
202,000	Nationstar Mortgage Holdings, Inc., 6.00%, due 01/15/27 144A	199,280
284,000	NatWest Group PLC, 3.75% (5 yr. CMT + 2.10%), due 11/01/29(b)	279,225
645,000	NatWest Group PLC, 6.00% (5 yr. CMT + 5.63%)(b)(e)	631,449
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
563,000	NatWest Markets PLC, 1.60%, due 09/29/26 144A	514,889
559,000	NBM U.S. Holdings, Inc., 6.63%, due 08/06/29 144A	555,792
764,000	Netflix, Inc., 4.88%, due 04/15/28	763,166
194,000	Netflix, Inc., 5.38%, due 11/15/29 144A	198,030
793,000	Netflix, Inc., 5.88%, due 11/15/28	824,651
435,000	Newmont Corp., 2.25%, due 10/01/30(d)	370,427
230,000	Newmont Corp., 2.80%, due 10/01/29	206,469
150,000	Newmont Corp., 5.45%, due 06/09/44	147,860
1,695,000	Newmont Corp./Newcrest Finance Pty. Ltd., 5.35%, due 03/15/34 144A	1,706,475
351,000	News Corp., 3.88%, due 05/15/29 144A	321,266
662,000	NextEra Energy Capital Holdings, Inc., 2.25%, due 06/01/30	563,978
2,085,000	NextEra Energy Capital Holdings, Inc., 5.75%, due 09/01/25	2,094,641
240,000	NextEra Energy Capital Holdings, Inc., 6.05%, due 03/01/25	240,989
541,000	NextEra Energy Capital Holdings, Inc., 6.70% (5 yr. CMT + 2.36%), due 09/01/54(b)	544,119
442,000	NextEra Energy Operating Partners LP, 3.88%, due 10/15/26 144A	412,543
165,000	NextEra Energy Operating Partners LP, 4.50%, due 09/15/27 144A	154,555
195,000	NiSource, Inc., 1.70%, due 02/15/31	155,908
337,000	NiSource, Inc., 3.60%, due 05/01/30	310,607
122,000	NiSource, Inc., 5.25%, due 03/30/28	122,899
638,000	Nissan Motor Acceptance Co. LLC, 1.85%, due 09/16/26 144A	577,499
305,000	Nissan Motor Acceptance Co. LLC, 2.00%, due 03/09/26 144A	282,554
200,000	Nomura Holdings, Inc., 2.61%, due 07/14/31(d)	166,371
970,000	Norfolk Southern Corp., 4.84%, due 10/01/41	913,684
195,000	Northern States Power Co., 3.60%, due 09/15/47	148,281
1,242,000	Northrop Grumman Corp., 5.25%, due 05/01/50	1,219,695
330,000	NOVA Chemicals Corp., 4.88%, due 06/01/24 144A	329,176
496,000	Novelis Corp., 4.75%, due 01/30/30 144A	458,035
478,000	NRG Energy, Inc., 2.45%, due 12/02/27 144A	429,915
264,000	NRG Energy, Inc., 3.63%, due 02/15/31 144A	228,088
1,041,000	NRG Energy, Inc., 3.88%, due 02/15/32 144A	892,951
359,000	NRG Energy, Inc., 4.45%, due 06/15/29 144A	339,694
140,000	NRG Energy, Inc., 5.25%, due 06/15/29 144A	133,961
640,000	NRG Energy, Inc., 5.75%, due 01/15/28	636,928
485,000	NRG Energy, Inc., 7.00%, due 03/15/33 144A	517,993
381,000	NRG Energy, Inc., 10.25% (5 yr. CMT + 5.92%)(b)(e) 144A	409,060
250,000	NSTAR Electric Co., 3.10%, due 06/01/51(d)	170,870
355,000	Nutrien Ltd., 4.90%, due 06/01/43	322,565
2,786,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, due 05/01/25	2,704,406
3,517,000	Occidental Petroleum Corp., 4.48%, due 10/10/36(j)	1,868,416
619,000	Occidental Petroleum Corp., 6.45%, due 09/15/36	660,405
265,000	Occidental Petroleum Corp., 6.60%, due 03/15/46	285,772
638,000	Occidental Petroleum Corp., 6.63%, due 09/01/30	676,637
336,000	OCI NV, 6.70%, due 03/16/33 144A	335,184
133,000	OneMain Finance Corp., 3.88%, due 09/15/28	118,780
62,000	OneMain Finance Corp., 6.63%, due 01/15/28(d)	62,245
298,000	OneMain Finance Corp., 9.00%, due 01/15/29	316,429
655,000	ONEOK, Inc., 3.10%, due 03/15/30	586,045
75,000	ONEOK, Inc., 4.25%, due 09/15/46	60,321
238,000	ONEOK, Inc., 5.65%, due 11/01/28	243,421

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
1,950,000	ONEOK, Inc., 6.05%, due 09/01/33	2,034,703
766,000	ONEOK, Inc., 6.63%, due 09/01/53	844,781
1,600,000	Oracle Corp., 1.65%, due 03/25/26	1,494,227
640,000	Oracle Corp., 2.95%, due 04/01/30	569,747
1,456,000	Oracle Corp., 3.95%, due 03/25/51(d)	1,110,201
749,000	Oracle Corp., 4.30%, due 07/08/34	691,149
425,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV, 4.13%, due 04/30/28 144A	396,364
580,000	Ovintiv, Inc., 5.65%, due 05/15/25	580,238
256,000	Ovintiv, Inc., 5.65%, due 05/15/28(d)	260,370
192,000	Ovintiv, Inc., 6.25%, due 07/15/33	199,720
83,000	Ovintiv, Inc., 7.20%, due 11/01/31	90,245
82,000	Owens Corning, 3.88%, due 06/01/30	76,662
654,000	Owens Corning, 3.95%, due 08/15/29(d)	618,787
205,000	Owens-Brockway Glass Container, Inc., 6.63%, due 05/13/27(d) 144A	205,285
170,000	Owens-Brockway Glass Container, Inc., 7.25%, due 05/15/31(d) 144A	173,358
490,000	Pacific Gas & Electric Co., 4.95%, due 07/01/50(d)	421,914
1,155,000	Pacific Gas & Electric Co., 5.80%, due 05/15/34	1,166,224
265,000	PacifiCorp, 2.70%, due 09/15/30	229,683
530,000	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, due 10/15/27 144A	495,018
612,000	Panther Escrow Issuer LLC, 7.13%, due 06/01/31(h) 144A	622,716
171,000	Paramount Global, 4.20%, due 05/19/32(d)	142,168
352,000	Paramount Global, 4.38%, due 03/15/43	239,180
716,000	Paramount Global, 4.95%, due 05/19/50	509,459
267,000	Parkland Corp., 4.50%, due 10/01/29 144A	247,194
301,000	Parkland Corp., 4.63%, due 05/01/30 144A	277,758
415,000	PECO Energy Co., 3.05%, due 03/15/51	284,418
205,000	PECO Energy Co., 3.70%, due 09/15/47	161,842
32,000	Petroleos Mexicanos, 6.35%, due 02/12/48	20,427
875,000	Petroleos Mexicanos, 6.50%, due 03/13/27	824,786
255,000	Petroleos Mexicanos, 6.50%, due 06/02/41	173,328
290,000	Petroleos Mexicanos, 6.75%, due 09/21/47	193,076
380,000	Petroleos Mexicanos, 6.88%, due 08/04/26	369,088
1,012,000	Petroleos Mexicanos, 7.69%, due 01/23/50	728,571
293,000	Petroleos Mexicanos, 8.75%, due 06/02/29	285,922
1,997,276	PG&E Wildfire Recovery Funding LLC, 3.59%, due 06/01/32	1,917,105
1,612,339	PG&E Wildfire Recovery Funding LLC, 4.02%, due 06/01/33	1,559,791
827,000	PG&E Wildfire Recovery Funding LLC, 4.26%, due 06/01/38	783,260
2,169,000	PG&E Wildfire Recovery Funding LLC, 4.72%, due 06/01/39	2,119,965
1,700,000	Philip Morris International, Inc., 5.25%, due 02/13/34	1,685,705
797,000	Phillips 66 Co., 3.61%, due 02/15/25	783,882
145,000	Piedmont Natural Gas Co., Inc., 3.50%, due 06/01/29	135,169
434,000	Pilgrim's Pride Corp., 6.25%, due 07/01/33	444,041
960,000	Plains All American Pipeline LP/PAA Finance Corp., 3.55%, due 12/15/29	881,378
877,000	PNC Financial Services Group, Inc., 3.40% (5 yr. CMT + 2.60%)(b)(e)	768,725
1,980,000	PNC Financial Services Group, Inc., 5.58% (SOFR + 1.84%), due 06/12/29(b)	2,004,700
3,032,000	PNC Financial Services Group, Inc., 5.68% (SOFR + 1.90%), due 01/22/35(b)	3,060,986
546,000	PNC Financial Services Group, Inc., 5.94% (SOFR + 1.95%), due 08/18/34(b)	560,487
420,000	PNC Financial Services Group, Inc., 6.25% (7 yr. CMT + 2.81%)(b)(e)	408,102
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
329,000	PNC Financial Services Group, Inc., 8.64% (3 mo. USD Term SOFR + 3.30%)(b)(e)	330,212
499,000	Popular, Inc., 7.25%, due 03/13/28	511,713
71,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, due 08/31/27 144A	65,285
371,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, due 01/15/28 144A	363,711
130,000	Providence St. Joseph Health Obligated Group, 2.75%, due 10/01/26	121,797
195,000	Public Service Electric & Gas Co., 2.70%, due 05/01/50	128,047
445,000	Public Service Electric & Gas Co., 3.00%, due 05/15/27	420,868
315,000	Public Service Electric & Gas Co., 3.20%, due 05/15/29	292,796
2,250,000	Public Service Enterprise Group, Inc., 2.88%, due 06/15/24	2,235,894
515,000	Public Storage Operating Co., 2.25%, due 11/09/31	427,860
275,000	QatarEnergy, 2.25%, due 07/12/31 144A	230,919
372,000	Qorvo, Inc., 3.38%, due 04/01/31 144A	320,260
1,701,000	Realty Income Corp., 2.10%, due 03/15/28	1,523,406
120,000	Realty Income Corp., 2.85%, due 12/15/32	99,875
350,000	Realty Income Corp., 3.25%, due 01/15/31	312,463
355,000	Regal Rexnord Corp., 6.05%, due 02/15/26 144A	357,021
294,000	Regal Rexnord Corp., 6.40%, due 04/15/33 144A	305,209
649,000	Regeneron Pharmaceuticals, Inc., 1.75%, due 09/15/30	531,416
450,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, due 04/16/29 144A	411,053
325,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, due 04/06/31(d) 144A	284,679
400,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 8.45%, due 07/27/30 144A	431,955
405,000	Roper Technologies, Inc., 1.40%, due 09/15/27	359,480
114,000	Royal Caribbean Cruises Ltd., 6.25%, due 03/15/32 144A	114,980
287,000	Royalty Pharma PLC, 1.75%, due 09/02/27	256,386
415,000	RPM International, Inc., 2.95%, due 01/15/32	351,603
2,311,000	RTX Corp., 1.90%, due 09/01/31	1,863,856
2,404,000	Ryder System, Inc., 5.25%, due 06/01/28	2,416,230
353,000	Sabine Pass Liquefaction LLC, 4.20%, due 03/15/28	341,939
916,000	Sabine Pass Liquefaction LLC, 4.50%, due 05/15/30	881,287
301,000	Sabine Pass Liquefaction LLC, 5.00%, due 03/15/27	300,226
290,000	San Diego Gas & Electric Co., 4.15%, due 05/15/48	242,749
200,000	Sands China Ltd., 5.40%, due 08/08/28	196,268
532,000	Santander Holdings USA, Inc., 2.49% (SOFR + 1.25%), due 01/06/28(b)	483,689
1,218,000	Santander Holdings USA, Inc., 3.24%, due 10/05/26	1,151,141
782,000	Santander Holdings USA, Inc., 3.45%, due 06/02/25	760,330
259,000	Santander Holdings USA, Inc., 4.40%, due 07/13/27	251,323
347,000	Sasol Financing USA LLC, 5.50%, due 03/18/31	292,630
200,000	Sasol Financing USA LLC, 6.50%, due 09/27/28(d)	191,805
236,000	SBA Tower Trust, 6.60%, due 01/15/28 144A	242,091
401,000	SBL Holdings, Inc., 5.00%, due 02/18/31 144A	339,181
2,216,000	Schlumberger Holdings Corp., 3.90%, due 05/17/28 144A	2,136,964
471,000	Sempra, 5.50%, due 08/01/33	472,577
185,000	Sensata Technologies, Inc., 3.75%, due 02/15/31 144A	160,213
850,000	Simon Property Group LP, 6.75%, due 02/01/40	951,064
343,000	Sirius XM Radio, Inc., 4.00%, due 07/15/28 144A	314,029
600,000	Sirius XM Radio, Inc., 5.00%, due 08/01/27 144A	577,646
200,000	SMBC Aviation Capital Finance DAC, 2.30%, due 06/15/28 144A	177,082
1,130,000	Societe Generale SA, 1.79% (1 yr. CMT + 1.00%), due 06/09/27(b) 144A	1,035,431
1,365,000	Societe Generale SA, 2.80% (1 yr. CMT + 1.30%), due 01/19/28(b) 144A	1,260,889

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
512,000	Societe Generale SA, 5.38% (5 yr. CMT + 4.51%)(b)(e) 144A	432,698
324,000	Societe Generale SA, 5.63% (1 yr. CMT + 1.75%), due 01/19/30(b)(d) 144A	322,800
311,000	Societe Generale SA, 6.22% (1 yr. CMT + 3.20%), due 06/15/33(b)(d) 144A	311,928
810,000	Societe Generale SA, 6.40% (SOFR + 1.05%), due 01/21/26(b) 144A	811,179
733,000	Societe Generale SA, 6.45% (1 yr. CMT + 2.55%), due 01/10/29(b) 144A	752,362
466,000	Solventum Corp., 5.40%, due 03/01/29 144A	467,066
894,000	Solventum Corp., 5.45%, due 03/13/31 144A	891,990
200,000	Sotheby's, 7.38%, due 10/15/27(d) 144A	186,452
570,000	Southern California Edison Co., 3.45%, due 02/01/52	403,406
335,000	Southern California Edison Co., 4.00%, due 04/01/47	265,441
1,718,000	Southern Co., 3.25%, due 07/01/26	1,651,672
1,941,000	Southern Co., 4.85%, due 06/15/28	1,931,695
478,000	Southern Co., 5.70%, due 03/15/34	493,291
755,000	Southwest Airlines Co., 2.63%, due 02/10/30(d)	657,372
344,000	Southwestern Energy Co., 4.75%, due 02/01/32	316,949
555,000	Sprint LLC, 7.13%, due 06/15/24	556,298
183,000	Standard Industries, Inc., 3.38%, due 01/15/31 144A	153,636
680,000	Standard Industries, Inc., 4.38%, due 07/15/30 144A	611,483
25,000	Standard Industries, Inc., 4.75%, due 01/15/28 144A	23,879
100,000	Standard Industries, Inc., 5.00%, due 02/15/27 144A	97,083
244,000	Star Parent, Inc., 9.00%, due 10/01/30(d) 144A	258,532
175,000	Starwood Property Trust, Inc., 3.63%, due 07/15/26(d) 144A	164,342
84,000	Starwood Property Trust, Inc., 7.25%, due 04/01/29 144A	84,774
200,000	State Grid Overseas Investment BVI Ltd., 3.50%, due 05/04/27 144A	192,616
330,000	State Street Corp., 3.15% (SOFR + 2.65%), due 03/30/31(b)(d)	296,480
920,000	Steel Dynamics, Inc., 3.45%, due 04/15/30	844,422
3,545,000	Stellantis Finance U.S., Inc., 1.71%, due 01/29/27 144A	3,230,114
114,000	Summit Materials LLC/Summit Materials Finance Corp., 7.25%, due 01/15/31 144A	118,576
1,550,000	Sun Communities Operating LP, 2.30%, due 11/01/28	1,355,284
419,000	Sunoco LP/Sunoco Finance Corp., 4.50%, due 04/30/30	384,060
375,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, due 12/31/30 144A	356,529
48,000	Talos Production, Inc., 9.00%, due 02/01/29 144A	51,011
60,000	Talos Production, Inc., 9.38%, due 02/01/31 144A	64,010
295,000	Tapestry, Inc., 7.70%, due 11/27/30	314,821
236,000	Tapestry, Inc., 7.85%, due 11/27/33	256,336
654,000	Targa Resources Corp., 4.95%, due 04/15/52	573,546
1,873,000	Targa Resources Corp., 6.15%, due 03/01/29	1,952,644
543,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.00%, due 01/15/32	489,178
140,000	Taylor Morrison Communities, Inc., 5.13%, due 08/01/30 144A	133,835
210,000	Taylor Morrison Communities, Inc., 5.88%, due 06/15/27 144A	209,929
622,000	Teachers Insurance & Annuity Association of America, 4.27%, due 05/15/47 144A	516,216
38,000	Teachers Insurance & Annuity Association of America, 6.85%, due 12/16/39 144A	43,246
1,125,000	Teledyne Technologies, Inc., 2.75%, due 04/01/31	964,114
213,000	Telesat Canada/Telesat LLC, 5.63%, due 12/06/26 144A	106,687
70,000	Tenet Healthcare Corp., 4.38%, due 01/15/30	64,757
310,000	Thermo Fisher Scientific, Inc., 4.98%, due 08/10/30	312,389
3,178,000	T-Mobile USA, Inc., 3.38%, due 04/15/29	2,941,670
1,831,000	T-Mobile USA, Inc., 3.88%, due 04/15/30	1,715,788
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
1,065,000	T-Mobile USA, Inc., 4.50%, due 04/15/50(d)	923,805
1,925,000	Toronto-Dominion Bank, 1.95%, due 01/12/27(d)	1,779,892
411,000	Total Play Telecomunicaciones SA de CV, 6.38%, due 09/20/28 144A	202,162
140,000	Transcontinental Gas Pipe Line Co. LLC, 3.95%, due 05/15/50	110,821
500,000	Transcontinental Gas Pipe Line Co. LLC, 4.60%, due 03/15/48	443,073
320,000	TransDigm, Inc., 5.50%, due 11/15/27	313,454
199,000	Travel & Leisure Co., 4.63%, due 03/01/30 144A	181,823
175,000	TriNet Group, Inc., 3.50%, due 03/01/29 144A	157,110
686,000	Truist Financial Corp., 5.44% (SOFR + 1.62%), due 01/24/30(b)	685,392
3,100,000	Truist Financial Corp., 5.71% (SOFR + 1.92%), due 01/24/35(b)	3,114,833
806,000	Truist Financial Corp., 5.87% (SOFR + 2.36%), due 06/08/34(b)	816,181
800,000	Truist Financial Corp., 7.16% (SOFR + 2.45%), due 10/30/29(b)	853,394
527,000	Trust Fibra Uno, 7.38%, due 02/13/34 144A	526,516
978,547	U.S. Airways Pass-Through Trust, 4.63%, due 12/03/26	962,913
419,000	U.S. Bancorp, 5.38% (SOFR + 1.56%), due 01/23/30(b)	420,959
2,743,000	U.S. Bancorp, 5.68% (SOFR + 1.86%), due 01/23/35(b)	2,770,846
889,000	U.S. Bancorp, 5.84% (SOFR + 2.26%), due 06/12/34(b)(d)	906,456
588,000	U.S. Bancorp, 6.79% (SOFR + 1.88%), due 10/26/27(b)	609,046
705,000	Uber Technologies, Inc., 4.50%, due 08/15/29(d) 144A	670,238
765,000	UBS Group AG, 1.49% (1 yr. CMT + 0.85%), due 08/10/27(b) 144A	695,844
375,000	UBS Group AG, 2.10% (1 yr. CMT + 1.00%), due 02/11/32(b) 144A	300,594
2,497,000	UBS Group AG, 4.13%, due 04/15/26 144A	2,431,532
453,000	UBS Group AG, 5.43% (1 yr. CMT + 1.52%), due 02/08/30(b) 144A	453,815
364,000	UBS Group AG, 6.30% (1 yr. CMT + 2.00%), due 09/22/34(b) 144A	381,235
281,000	UBS Group AG, 9.25% (5 yr. CMT + 4.75%)(b)(e) 144A	305,159
209,000	UBS Group AG, 9.25% (5 yr. CMT + 4.76%)(b)(e) 144A	236,387
465,173	United Airlines Pass-Through Trust, 3.45%, due 01/07/30	422,749
372,847	United Airlines Pass-Through Trust, 3.65%, due 07/07/27	355,035
590,892	United Airlines Pass-Through Trust, 3.75%, due 03/03/28	572,963
1,899,983	United Airlines Pass-Through Trust, 4.00%, due 10/11/27	1,842,246
436,333	United Airlines Pass-Through Trust, 4.55%, due 02/25/33	401,802
200,790	United Airlines Pass-Through Trust, 4.60%, due 09/01/27	193,903
261,876	United Airlines Pass-Through Trust, 4.88%, due 07/15/27	257,834
565,000	United Airlines Pass-Through Trust, 5.80%, due 07/15/37	576,666
1,135,050	United Airlines Pass-Through Trust, 5.88%, due 04/15/29	1,132,462
622,000	United Airlines, Inc., 4.38%, due 04/15/26(d) 144A	601,731
243,000	United Airlines, Inc., 4.63%, due 04/15/29 144A	226,261
175,000	United Rentals North America, Inc., 3.75%, due 01/15/32	152,954
321,000	United Rentals North America, Inc., 3.88%, due 11/15/27	304,196
167,000	United Rentals North America, Inc., 3.88%, due 02/15/31(d)	149,796
575,000	United Rentals North America, Inc., 4.88%, due 01/15/28(d)	560,021
465,000	United Rentals North America, Inc., 5.25%, due 01/15/30	453,937
885,000	UnitedHealth Group, Inc., 3.05%, due 05/15/41	670,408
155,000	UnitedHealth Group, Inc., 3.25%, due 05/15/51	111,540
535,000	UnitedHealth Group, Inc., 4.75%, due 05/15/52(d)	496,575
538,000	UnitedHealth Group, Inc., 5.05%, due 04/15/53	522,906
495,000	Universal Health Services, Inc., 2.65%, due 10/15/30	420,012
120,000	University of Chicago, 2.76%, due 04/01/45	93,948
350,000	University of Southern California, 2.95%, due 10/01/51	249,074

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
384,000	Valvoline, Inc., 3.63%, due 06/15/31 144A	331,346
1,360,000	Var Energi ASA, 7.50%, due 01/15/28 144A	1,440,670
1,021,000	Var Energi ASA, 8.00%, due 11/15/32 144A	1,147,570
225,000	Varex Imaging Corp., 7.88%, due 10/15/27 144A	228,637
705,000	Vector Group Ltd., 5.75%, due 02/01/29 144A	653,866
203,000	Venture Global Calcasieu Pass LLC, 3.88%, due 08/15/29 144A	182,915
313,000	Venture Global Calcasieu Pass LLC, 4.13%, due 08/15/31 144A	278,556
495,000	Venture Global LNG, Inc., 9.50%, due 02/01/29 144A	533,852
306,000	VeriSign, Inc., 2.70%, due 06/15/31	256,421
878,000	Verisk Analytics, Inc., 3.63%, due 05/15/50	654,031
145,000	Verizon Communications, Inc., 1.68%, due 10/30/30	118,188
873,000	Verizon Communications, Inc., 2.55%, due 03/21/31	746,054
578,000	Verizon Communications, Inc., 2.88%, due 11/20/50	377,841
1,624,000	Verizon Communications, Inc., 3.55%, due 03/22/51(d)	1,206,527
867,000	Viatris, Inc., 2.70%, due 06/22/30	735,518
515,000	Viatris, Inc., 3.85%, due 06/22/40	380,681
1,788,000	Viatris, Inc., 4.00%, due 06/22/50(d)	1,232,925
257,000	VICI Properties LP, 5.13%, due 05/15/32	246,074
268,000	VICI Properties LP/VICI Note Co., Inc., 3.88%, due 02/15/29 144A	246,884
289,000	VICI Properties LP/VICI Note Co., Inc., 4.13%, due 08/15/30 144A	262,970
559,000	VICI Properties LP/VICI Note Co., Inc., 4.63%, due 12/01/29 144A	529,009
3,016,000	Virginia Power Fuel Securitization LLC, 4.88%, due 05/01/33	3,005,670
161,000	Vistra Corp., 8.00% (5 yr. CMT + 6.93%)(b)(e) 144A	164,911
460,000	Vistra Operations Co. LLC, 3.55%, due 07/15/24 144A	456,736
997,000	Vistra Operations Co. LLC, 3.70%, due 01/30/27 144A	947,782
955,000	Vistra Operations Co. LLC, 4.30%, due 07/15/29 144A	896,517
370,000	Vistra Operations Co. LLC, 5.00%, due 07/31/27 144A	358,580
537,000	Vistra Operations Co. LLC, 6.95%, due 10/15/33 144A	573,670
163,000	Vital Energy, Inc., 7.88%, due 04/15/32 144A	165,714
326,000	Vodafone Group PLC, 5.63%, due 02/10/53(d)	324,220
437,000	Vodafone Group PLC, 7.00% (5 yr. USD swap + 4.87%), due 04/04/79(b)	451,443
340,000	WakeMed, 3.29%, due 10/01/52	244,549
459,000	Warnermedia Holdings, Inc., 4.28%, due 03/15/32	410,229
576,000	Warnermedia Holdings, Inc., 5.05%, due 03/15/42	495,344
2,540,000	Warnermedia Holdings, Inc., 5.14%, due 03/15/52	2,109,839
1,486,000	Wells Fargo & Co., 2.39% (SOFR + 2.10%), due 06/02/28(b)	1,360,544
1,871,000	Wells Fargo & Co., 2.57% (3 mo. USD Term SOFR + 1.26%), due 02/11/31(b)	1,613,329
1,182,000	Wells Fargo & Co., 2.88% (3 mo. USD Term SOFR + 1.43%), due 10/30/30(b)	1,045,267
1,442,000	Wells Fargo & Co., 3.35% (SOFR + 1.50%), due 03/02/33(b)	1,251,597
3,670,000	Wells Fargo & Co., 4.81% (SOFR + 1.98%), due 07/25/28(b)	3,617,222
895,000	Wells Fargo & Co., 5.20% (SOFR + 1.50%), due 01/23/30(b)	893,373
1,406,000	Wells Fargo & Co., 5.88%(d)(e)(i)	1,406,422
509,000	Western Midstream Operating LP, 4.05%, due 02/01/30	475,229
345,000	Westinghouse Air Brake Technologies Corp., 5.61%, due 03/11/34	349,592
350,000	William Carter Co., 5.63%, due 03/15/27 144A	347,861
195,000	Williams Cos., Inc., 3.75%, due 06/15/27	187,716
246,000	Williams Cos., Inc., 4.65%, due 08/15/32	237,207
530,000	Williams Cos., Inc., 5.40%, due 03/02/26	531,615
224,000	WMG Acquisition Corp., 3.88%, due 07/15/30 144A	198,610
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
300,000	Wolverine World Wide, Inc., 4.00%, due 08/15/29(d) 144A	241,045
665,000	WP Carey, Inc., 2.25%, due 04/01/33	515,390
50,000	XPO, Inc., 7.13%, due 06/01/31(d) 144A	51,337
610,000	Yale University, 2.40%, due 04/15/50(d)	395,590
1,070,000	Yamana Gold, Inc., 2.63%, due 08/15/31(d)	892,705
1,220,000	Yara International ASA, 4.75%, due 06/01/28 144A	1,187,123
335,000	Zayo Group Holdings, Inc., 4.00%, due 03/01/27(d) 144A	276,049
		603,018,707
	Mortgage Backed Securities - Private Issuers — 7.6%
109,062	Angel Oak Mortgage Trust, Series 2020-R1, Class A1, 0.99%, due 04/25/53(i) 144A	100,303
219,055	Angel Oak Mortgage Trust, Series 2021-2, Class A1, 0.99%, due 04/25/66(i) 144A	182,023
422,264	Angel Oak Mortgage Trust, Series 2021-4, Class A1, 1.04%, due 01/20/65(i) 144A	344,620
409,019	Angel Oak Mortgage Trust, Series 2021-5, Class A1, 0.95%, due 07/25/66(i) 144A	345,115
409,293	Angel Oak Mortgage Trust, Series 2024-3, Class A1, 4.80%, due 11/26/68(c) 144A	396,747
1,800,000	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A4, 2.50%, due 05/15/53 144A	1,580,157
2,500,000	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2, Class A4, 2.25%, due 06/15/54 144A	2,110,294
233,907	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.18%, due 10/25/48(i) 144A	203,192
217,000	BAMLL Commercial Mortgage Securities Trust, Series 2019-BPR, Class ENM, 3.72%, due 11/05/32(i) 144A	77,044
3,110,000	Bank, Series 2017-BNK5, Class A4, 3.13%, due 06/15/60	2,932,289
984,917	Bank, Series 2019-BN20, Class A2, 2.76%, due 09/15/62	867,901
2,050,000	Bank, Series 2019-BN23, Class A2, 2.67%, due 12/15/52	1,819,628
1,806,000	Bank, Series 2020-BN26, Class A2, 2.04%, due 03/15/63	1,594,227
1,800,000	Bank, Series 2020-BN26, Class A3, 2.16%, due 03/15/63	1,539,695
3,000,000	Bank, Series 2021-BN32, Class A4, 2.35%, due 04/15/54	2,569,767
2,300,000	Bank, Series 2021-BN34, Class A4, 2.16%, due 06/15/63	1,863,437
6,900,000	Bank5, Series 2023-5YR2, Class A3, 6.66%, due 07/15/56(i)	7,285,219
3,000,000	BBCMS Mortgage Trust, Series 2018-TALL, Class A, 6.25% (1 mo. USD Term SOFR + 0.92%), due 03/15/37(b) 144A	2,883,589
78,079	BBCMS Mortgage Trust, Series 2019-C5, Class A2, 3.04%, due 11/15/52	76,322
60,000	BBCMS Mortgage Trust, Series 2020-C6, Class A2, 2.69%, due 02/15/53	56,706
2,000,000	BBCMS Mortgage Trust, Series 2022-C14, Class A4, 2.69%, due 02/15/55	1,705,940
1,300,000	BBCMS Mortgage Trust, Series 2023-C21, Class A2, 6.30%, due 09/15/56(i)	1,345,426
122,108	Benchmark Mortgage Trust, Series 2019-B12, Class A2, 3.00%, due 08/15/52	115,209
118,787	Benchmark Mortgage Trust, Series 2019-B13, Class A2, 2.89%, due 08/15/57	110,327
1,350,000	Benchmark Mortgage Trust, Series 2019-B15, Class A4, 2.67%, due 12/15/72	1,177,040
600,000	Benchmark Mortgage Trust, Series 2020-B17, Class A4, 2.04%, due 03/15/53	498,728
1,200,000	Benchmark Mortgage Trust, Series 2020-B20, Class A2, 1.75%, due 10/15/53	1,131,848
1,742,396	Benchmark Mortgage Trust, Series 2020-IG3, Class A2, 2.48%, due 09/15/48 144A	1,680,899
3,039,000	Benchmark Mortgage Trust, Series 2021-B23, Class A2, 1.62%, due 02/15/54	2,811,545
1,700,000	Benchmark Mortgage Trust, Series 2021-B23, Class A4A1, 1.82%, due 02/15/54	1,365,954
900,000	Benchmark Mortgage Trust, Series 2021-B24, Class A3, 2.01%, due 03/15/54	795,415
1,750,000	Benchmark Mortgage Trust, Series 2021-B24, Class A4, 2.26%, due 03/15/54	1,462,771
1,250,000	Benchmark Mortgage Trust, Series 2021-B28, Class ASB, 1.98%, due 08/15/54	1,094,706
1,800,000	Benchmark Mortgage Trust, Series 2021-B31, Class A4, 2.42%, due 12/15/54	1,508,032
1,800,000	Benchmark Mortgage Trust, Series 2022-B33, Class A5, 3.46%, due 03/15/55	1,606,047
3,000,000	Benchmark Mortgage Trust, Series 2023-B39, Class A2, 6.57%, due 07/15/56(i)	3,102,083

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
1,200,000	Benchmark Mortgage Trust, Series 2023-B40, Class A2, 6.93%, due 12/15/56	1,273,190
2,265,000	Benchmark Mortgage Trust, Series 2023-V2, Class A3, 5.81%, due 05/15/55(i)	2,317,567
2,700,000	BMO Mortgage Trust, Series 2023-5C1, Class A3, 6.53%, due 08/15/56(i)	2,837,851
3,100,000	BMO Mortgage Trust, Series 2023-5C2, Class A3, 7.05%, due 11/15/56(i)	3,353,431
205,561	BRAVO Residential Funding Trust, Series 2021-NQM1, Class A1, 0.94%, due 02/25/49(i) 144A	182,584
1,425,480	BRAVO Residential Funding Trust, Series 2023-RPL1, Class A1, 5.00%, due 05/25/63(i) 144A	1,403,751
1,516,000	BX Commercial Mortgage Trust, Series 2021-VOLT, Class A, 6.14% (1 mo. USD Term SOFR + 0.81%), due 09/15/36(b) 144A	1,505,729
2,438,000	BX Trust, Series 2022-CLS, Class A, 5.76%, due 10/13/27 144A	2,448,419
1,200,000	CD Mortgage Trust, Series 2019-CD8, Class A3, 2.66%, due 08/15/57	1,065,575
971,890	CF Mortgage Trust, Series 2020-P1, Class A1, 2.84%, due 04/15/25(i) 144A	945,061
547,281	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A3, 3.01%, due 05/10/58	524,879
2,307,919	CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A2, 2.95%, due 11/10/49	2,193,333
233,000	CFK Trust, Series 2020-MF2, Class A, 2.39%, due 03/15/39 144A	206,423
27,500,000	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class XB, 0.41%, due 05/10/47(i)	1,331
330,000	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A3, 2.86%, due 12/15/72	293,403
380,000	Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82%, due 10/12/40(i) 144A	386,932
314,863	COLT Mortgage Loan Trust, Series 2021-2, Class A1, 0.92%, due 08/25/66(i) 144A	254,923
455,592	COLT Mortgage Loan Trust, Series 2021-3, Class A1, 0.96%, due 09/27/66(i) 144A	367,683
318,505	COLT Mortgage Loan Trust, Series 2021-HX1, Class A1, 1.11%, due 10/25/66(i) 144A	264,944
686,809	COLT Trust, Series 2020-RPL1, Class A1, 1.39%, due 01/25/65(i) 144A	572,941
295,000	COMM Mortgage Trust, Series 2013-300P, Class D, 4.39%, due 08/10/30(i) 144A	242,512
3,500,000	COMM Mortgage Trust, Series 2015-CR22, Class A5, 3.31%, due 03/10/48	3,417,105
786,835	COMM Mortgage Trust, Series 2015-CR25, Class A3, 3.51%, due 08/10/48	768,561
862,000	COMM Mortgage Trust, Series 2015-CR27, Class A4, 3.61%, due 10/10/48	835,647
190,000	COMM Mortgage Trust, Series 2017-PANW, Class A, 3.24%, due 10/10/29 144A	175,740
303,000	COMM Mortgage Trust, Series 2020-CBM, Class A2, 2.90%, due 02/10/37 144A	292,603
362,000	Compass Datacenters Issuer II LLC, Series 2024-1A, Class A1, 5.25%, due 02/25/49 144A	359,256
993,500	CSAIL Commercial Mortgage Trust, Series 2017-C8, Class A3, 3.13%, due 06/15/50	923,410
1,335,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class A4, 3.19%, due 11/15/50	1,252,799
1,050,000	CSAIL Commercial Mortgage Trust, Series 2019-C18, Class A3, 2.72%, due 12/15/52	919,360
1,799,610	CSAIL Commercial Mortgage Trust, Series 2021-C20, Class A2, 2.49%, due 03/15/54	1,529,649
202,553	CSMC Trust, Series 2018-RPL9, Class A, 3.85%, due 09/25/57(i) 144A	191,844
280,588	CSMC Trust, Series 2020-NET, Class A, 2.26%, due 08/15/37 144A	260,994
665,596	CSMC Trust, Series 2020-RPL6, Class A1, 3.40%, due 03/25/59(i) 144A	661,194
253,079	CSMC Trust, Series 2021-NQM2, Class A1, 1.18%, due 02/25/66(i) 144A	220,013
225,110	CSMC Trust, Series 2021-NQM3, Class A1, 1.02%, due 04/25/66(i) 144A	183,995
156,137	CSMC Trust, Series 2021-NQM5, Class A1, 0.94%, due 05/25/66(i) 144A	126,010
525,434	CSMC Trust, Series 2021-NQM6, Class A1, 1.17%, due 07/25/66(i) 144A	430,118
296,112	Ellington Financial Mortgage Trust, Series 2021-1, Class A1, 0.80%, due 02/25/66(i) 144A	249,611
140,413	Ellington Financial Mortgage Trust, Series 2021-2, Class A1, 0.93%, due 06/25/66(i) 144A	113,423
452,737	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2022-DNA1, Class M1A, 6.32% (SOFR 30-day average + 1.00%), due 01/25/42(b) 144A	452,855
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
390,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2022-DNA2, Class M1B, 7.72% (SOFR 30-day average + 2.40%), due 02/25/42(b) 144A	397,619
380,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2022-DNA3, Class M1B, 8.22% (SOFR 30-day average + 2.90%), due 04/25/42(b) 144A	393,452
502,214	Federal National Mortgage Association Connecticut Avenue Securities, Series 2023-R02, Class 1M1, 7.62% (SOFR 30-day average + 2.30%), due 01/25/43(b) 144A	514,468
249,076	Flagstar Mortgage Trust, Series 2020-2, Class A2, 3.00%, due 08/25/50(i) 144A	211,782
591,004	Flagstar Mortgage Trust, Series 2021-1, Class A2, 2.50%, due 02/01/51(i) 144A	476,350
218,063	GCAT Trust, Series 2021-NQM1, Class A1, 0.87%, due 01/25/66(i) 144A	183,757
191,961	GCAT Trust, Series 2021-NQM2, Class A1, 1.04%, due 05/25/66(i) 144A	158,587
300,854	GCAT Trust, Series 2021-NQM3, Class A1, 1.09%, due 05/25/66(i) 144A	250,836
337,776	GCAT Trust, Series 2023-NQM2, Class A1, 5.84%, due 11/25/67(c) 144A	335,779
172,000	GS Mortgage Securities Corp. Trust, Series 2020-UPTN, Class A, 2.75%, due 02/10/37 144A	164,164
823,511	GS Mortgage Securities Trust, Series 2015-GC28, Class A4, 3.14%, due 02/10/48	817,134
2,636,551	GS Mortgage Securities Trust, Series 2015-GC30, Class A3, 3.12%, due 05/10/50	2,570,322
1,600,000	GS Mortgage Securities Trust, Series 2020-GC47, Class A4, 2.12%, due 05/12/53	1,357,290
1,143,000	GS Mortgage Securities Trust, Series 2020-GSA2, Class AAB, 1.66%, due 12/12/53	1,028,123
1,900,000	GS Mortgage Securities Trust, Series 2021-GSA3, Class A4, 2.37%, due 12/15/54	1,570,839
131,795	GS Mortgage-Backed Securities Corp. Trust, Series 2021-NQM1, Class A1, 1.02%, due 07/25/61(i) 144A	112,721
47,398	GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A1, 1.38%, due 09/27/60(i) 144A	43,591
189,004	Imperial Fund Mortgage Trust, Series 2021-NQM1, Class A1, 1.07%, due 06/25/56(i) 144A	162,348
321,831	Imperial Fund Mortgage Trust, Series 2023-NQM1, Class A1, 5.94%, due 02/25/68(c) 144A	319,182
664,659	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A3, 2.56%, due 08/15/49	631,362
357,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN, Class AFX, 2.81%, due 01/16/37 144A	306,441
2,038,110	JP Morgan Mortgage Trust, Series 2023-4, Class 1A4A, 5.50%, due 11/25/53(i) 144A	2,011,929
779,049	JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class A3, 3.11%, due 07/15/50	742,602
675,977	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5, Class A2, 3.15%, due 06/13/52	673,700
677,282	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A3A, 2.88%, due 06/15/49	647,403
1,137,148	JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, due 03/15/50	1,071,065
1,292,230	Legacy Mortgage Asset Trust, Series 2019-PR1, Class A1, 7.86%, due 09/25/59(c) 144A	1,292,100
650,142	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 6.88%, due 10/25/59(c) 144A	650,651
70,087	Legacy Mortgage Asset Trust, Series 2021-GS1, Class A1, 4.89%, due 10/25/66(c) 144A	69,245
128,439	MFA Trust, Series 2021-NQM1, Class A1, 1.15%, due 04/25/65(i) 144A	117,298
800,000	Mill City Mortgage Trust, Series 2015-1, Class M3, 3.82%, due 06/25/56(i) 144A	780,754
1,737,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.31%, due 04/15/48	1,693,743
800,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4, 3.73%, due 05/15/48	777,320
2,077,982	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A4, 2.60%, due 09/15/49	1,972,849
1,562,383	Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3, 2.53%, due 08/15/49	1,470,071

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
2,000,000	Morgan Stanley Capital I Trust, Series 2018-L1, Class A3, 4.14%, due 10/15/51	1,914,298
2,600,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A3, 3.16%, due 06/15/52	2,376,083
980,000	Morgan Stanley Capital I Trust, Series 2020-HR8, Class A4, 2.04%, due 07/15/53	822,460
195,000	Natixis Commercial Mortgage Securities Trust, Series 2018-ALXA, Class C, 4.32%, due 01/15/43(i) 144A	162,272
128,484	New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 6.19% (1 mo. USD Term SOFR + 0.86%), due 01/25/48(b) 144A	124,896
192,647	NYMT Loan Trust, Series 2022-CP1, Class A1, 2.04%, due 07/25/61 144A	175,580
124,766	OBX Trust, Series 2020-EXP2, Class A3, 2.50%, due 05/25/60(i) 144A	102,332
277,981	OBX Trust, Series 2021-NQM2, Class A1, 1.10%, due 05/25/61(i) 144A	222,335
460,905	OBX Trust, Series 2021-NQM3, Class A1, 1.05%, due 07/25/61(i) 144A	359,799
412,401	Provident Funding Mortgage Trust, Series 2020-F1, Class A2, 2.00%, due 01/25/36(i) 144A	355,526
939,360	Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50%, due 11/25/57	888,144
342,283	Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50%, due 08/25/57(i)	324,208
1,403,454	Seasoned Credit Risk Transfer Trust, Series 2018-4, Class MA, 3.50%, due 03/25/58	1,316,805
577,519	Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50%, due 07/25/58	542,965
827,813	Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50%, due 08/25/58	774,382
835,614	Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00%, due 02/25/59	759,730
741,575	Seasoned Credit Risk Transfer Trust, Series 2020-1, Class MA, 2.50%, due 08/25/59	667,049
1,961,761	Seasoned Credit Risk Transfer Trust, Series 2022-1, Class MAU, 3.25%, due 11/25/61	1,758,172
219,328	Sequoia Mortgage Trust, Series 2020-3, Class A4, 3.00%, due 04/25/50(i) 144A	211,023
510,000	SLG Office Trust, Series 2021-OVA, Class D, 2.85%, due 07/15/41 144A	401,058
486,292	Starwood Mortgage Residential Trust, Series 2022-1, Class A1, 2.45%, due 12/25/66(i) 144A	418,452
248,987	Towd Point Mortgage Trust, Series 2018-4, Class A1, 3.00%, due 06/25/58(i) 144A	231,358
259,481	Towd Point Mortgage Trust, Series 2019-1, Class A1, 3.75%, due 03/25/58(i) 144A	247,392
211,605	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.90%, due 10/25/59(i) 144A	198,032
90,604	Towd Point Mortgage Trust, Series 2019-HY3, Class A1A, 6.44% (1 mo. USD Term SOFR + 1.11%), due 10/25/59(b) 144A	91,347
309,567	Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75%, due 10/25/60 144A	273,270
500,000	Towd Point Mortgage Trust, Series 2021-SJ2, Class A1B, 2.25%, due 12/25/61(i) 144A	433,611
433,480	UBS Commercial Mortgage Trust, Series 2017-C2, Class ASB, 3.26%, due 08/15/50	419,146
81,859	Verus Securitization Trust, Series 2020-5, Class A1, 1.22%, due 05/25/65(c) 144A	77,014
317,547	Verus Securitization Trust, Series 2021-3, Class A1, 1.05%, due 06/25/66(i) 144A	264,742
196,007	Verus Securitization Trust, Series 2021-4, Class A1, 0.94%, due 07/25/66(i) 144A	155,737
456,071	Verus Securitization Trust, Series 2021-5, Class A1, 1.01%, due 09/25/66(i) 144A	380,766
127,283	Verus Securitization Trust, Series 2021-R1, Class A1, 0.82%, due 10/25/63(i) 144A	115,635
6,374	WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR9, Class 1A7, 5.69%, due 09/25/33(i)	5,884
1,490,923	Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class A2, 2.40%, due 08/15/49	1,396,562
3,100,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A3, 2.64%, due 11/15/49	2,947,124
872,795	Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4, 3.19%, due 07/15/50	826,059
1,590,090	Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A4, 3.37%, due 03/15/50	1,488,672
1,605,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class A3, 1.94%, due 06/15/53	1,517,676
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
1,900,000	Wells Fargo Commercial Mortgage Trust, Series 2021-C59, Class A3, 1.96%, due 04/15/54	1,678,628
800,000	Wells Fargo Commercial Mortgage Trust, Series 2021-C60, Class ASB, 2.13%, due 08/15/54	714,421
1,466,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.92%, due 10/15/57	1,441,944
		141,906,360
	Mortgage Backed Securities - U.S. Government Agency Obligations — 27.1%
176,071	Federal Home Loan Mortgage Corp., Pool # A89870, 4.50%, due 11/01/39	172,961
118,738	Federal Home Loan Mortgage Corp., Pool # A96970, 4.00%, due 02/01/41	112,059
223,687	Federal Home Loan Mortgage Corp., Pool # C91908, 3.00%, due 01/01/37	206,031
172,566	Federal Home Loan Mortgage Corp., Pool # G06231, 4.00%, due 12/01/40	163,780
110,322	Federal Home Loan Mortgage Corp., Pool # G06409, 6.00%, due 11/01/39	114,459
56,019	Federal Home Loan Mortgage Corp., Pool # G06875, 5.50%, due 12/01/38	57,275
201,285	Federal Home Loan Mortgage Corp., Pool # G07021, 5.00%, due 09/01/39	202,678
381,836	Federal Home Loan Mortgage Corp., Pool # G07816, 4.50%, due 09/01/42	375,093
267,610	Federal Home Loan Mortgage Corp., Pool # G08537, 3.00%, due 07/01/43	239,350
161,116	Federal Home Loan Mortgage Corp., Pool # G08672, 4.00%, due 10/01/45	152,853
541,700	Federal Home Loan Mortgage Corp., Pool # G08721, 3.00%, due 09/01/46	477,643
249,698	Federal Home Loan Mortgage Corp., Pool # G08726, 3.00%, due 10/01/46	220,067
41,775	Federal Home Loan Mortgage Corp., Pool # G08735, 4.50%, due 10/01/46	40,770
21,231	Federal Home Loan Mortgage Corp., Pool # G08748, 3.50%, due 02/01/47	19,390
304,337	Federal Home Loan Mortgage Corp., Pool # G08749, 4.00%, due 02/01/47	288,441
161,022	Federal Home Loan Mortgage Corp., Pool # G08771, 4.00%, due 07/01/47	152,561
146,192	Federal Home Loan Mortgage Corp., Pool # G08786, 4.50%, due 10/01/47	142,295
78,999	Federal Home Loan Mortgage Corp., Pool # G16177, 2.00%, due 01/01/32	72,736
507,029	Federal Home Loan Mortgage Corp., Pool # G16634, 3.00%, due 10/01/31	483,698
46,503	Federal Home Loan Mortgage Corp., Pool # G60359, 3.00%, due 12/01/45	41,320
210,920	Federal Home Loan Mortgage Corp., Pool # G60581, 3.50%, due 05/01/46	192,641
862,848	Federal Home Loan Mortgage Corp., Pool # G60722, 3.00%, due 10/01/46	761,596
315,174	Federal Home Loan Mortgage Corp., Pool # G60767, 3.50%, due 10/01/46	285,812
136,649	Federal Home Loan Mortgage Corp., Pool # G60788, 3.50%, due 12/01/46	125,169
544,722	Federal Home Loan Mortgage Corp., Pool # G60804, 4.50%, due 05/01/42	533,178
733,469	Federal Home Loan Mortgage Corp., Pool # G60934, 3.50%, due 06/01/45	675,541
892,677	Federal Home Loan Mortgage Corp., Pool # G60985, 3.00%, due 05/01/47	789,337
96,321	Federal Home Loan Mortgage Corp., Pool # G60989, 3.00%, due 12/01/46	84,945
66,501	Federal Home Loan Mortgage Corp., Pool # G61022, 3.00%, due 04/01/45	59,448
79,232	Federal Home Loan Mortgage Corp., Pool # G61581, 4.00%, due 08/01/48	74,888
491,880	Federal Home Loan Mortgage Corp., Pool # G61748, 3.50%, due 11/01/48	450,515
242,407	Federal Home Loan Mortgage Corp., Pool # G61995, 4.00%, due 11/01/44	230,059
59,801	Federal Home Loan Mortgage Corp., Pool # G67700, 3.50%, due 08/01/46	54,828
261,738	Federal Home Loan Mortgage Corp., Pool # G67701, 3.00%, due 10/01/46	231,601
161,621	Federal Home Loan Mortgage Corp., Pool # G67703, 3.50%, due 04/01/47	148,108
23,281	Federal Home Loan Mortgage Corp., Pool # G67708, 3.50%, due 03/01/48	21,306
122,207	Federal Home Loan Mortgage Corp., Pool # J24414, 2.50%, due 06/01/28	117,053
186,433	Federal Home Loan Mortgage Corp., Pool # J34888, 2.50%, due 07/01/31	174,834
488,001	Federal Home Loan Mortgage Corp., Pool # Q09224, 4.00%, due 07/01/42	467,307
70,725	Federal Home Loan Mortgage Corp., Pool # Q11218, 3.50%, due 09/01/42	65,177
154,343	Federal Home Loan Mortgage Corp., Pool # Q12052, 3.50%, due 10/01/42	142,218

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
444,987	Federal Home Loan Mortgage Corp., Pool # Q12862, 3.50%, due 11/01/42	411,428
171,901	Federal Home Loan Mortgage Corp., Pool # Q17792, 3.50%, due 05/01/43	158,215
400,643	Federal Home Loan Mortgage Corp., Pool # Q36815, 4.00%, due 10/01/45	378,983
44,486	Federal Home Loan Mortgage Corp., Pool # Q37986, 3.50%, due 12/01/45	40,757
310,237	Federal Home Loan Mortgage Corp., Pool # Q41918, 3.50%, due 07/01/46	284,386
376,503	Federal Home Loan Mortgage Corp., Pool # Q42618, 3.00%, due 08/01/46	331,901
57,398	Federal Home Loan Mortgage Corp., Pool # Q44399, 3.50%, due 11/01/46	52,423
165,502	Federal Home Loan Mortgage Corp., Pool # Q44963, 3.50%, due 12/01/46	151,157
533,265	Federal Home Loan Mortgage Corp., Pool # Q45741, 3.50%, due 01/01/47	488,570
27,406	Federal Home Loan Mortgage Corp., Pool # Q46015, 3.50%, due 02/01/47	25,102
12,963	Federal Home Loan Mortgage Corp., Pool # Q47384, 4.00%, due 04/01/47	12,295
51,075	Federal Home Loan Mortgage Corp., Pool # Q48463, 4.00%, due 06/01/47	48,475
43,958	Federal Home Loan Mortgage Corp., Pool # Q49494, 4.50%, due 07/01/47	42,800
170,011	Federal Home Loan Mortgage Corp., Pool # Q52312, 4.00%, due 11/01/47	160,797
132,344	Federal Home Loan Mortgage Corp., Pool # Q54957, 4.00%, due 03/01/48	125,117
1,205,796	Federal Home Loan Mortgage Corp., Pool # QA6367, 3.00%, due 01/01/50	1,054,031
744,962	Federal Home Loan Mortgage Corp., Pool # QA7234, 3.00%, due 02/01/50	648,867
530,140	Federal Home Loan Mortgage Corp., Pool # QA8518, 3.00%, due 04/01/50	461,755
194,842	Federal Home Loan Mortgage Corp., Pool # QB0220, 3.00%, due 06/01/50	169,485
1,327,602	Federal Home Loan Mortgage Corp., Pool # QB3535, 2.00%, due 09/01/50	1,059,224
705,477	Federal Home Loan Mortgage Corp., Pool # QB4847, 2.50%, due 10/01/50	584,484
729,267	Federal Home Loan Mortgage Corp., Pool # QB6476, 2.50%, due 12/01/50	616,623
259,031	Federal Home Loan Mortgage Corp., Pool # QC0039, 2.50%, due 03/01/51	218,399
1,344,994	Federal Home Loan Mortgage Corp., Pool # QC4339, 2.00%, due 07/01/51	1,087,339
832,507	Federal Home Loan Mortgage Corp., Pool # QC5189, 2.50%, due 08/01/51	691,106
414,829	Federal Home Loan Mortgage Corp., Pool # QC6357, 2.50%, due 09/01/51	345,331
461,239	Federal Home Loan Mortgage Corp., Pool # QD6056, 3.00%, due 02/01/52	401,693
1,150,992	Federal Home Loan Mortgage Corp., Pool # QD6057, 3.00%, due 02/01/52	998,156
125,881	Federal Home Loan Mortgage Corp., Pool # QD9911, 2.50%, due 04/01/52	104,269
843,215	Federal Home Loan Mortgage Corp., Pool # QE0375, 4.00%, due 04/01/52	791,277
67,300	Federal Home Loan Mortgage Corp., Pool # QE1497, 4.00%, due 05/01/52	63,448
2,079,508	Federal Home Loan Mortgage Corp., Pool # QN1779, 2.50%, due 03/01/35	1,907,678
242,492	Federal Home Loan Mortgage Corp., Pool # RA1343, 3.00%, due 09/01/49	211,565
1,559,611	Federal Home Loan Mortgage Corp., Pool # RA1776, 3.00%, due 12/01/49	1,363,314
888,402	Federal Home Loan Mortgage Corp., Pool # RA1860, 3.00%, due 12/01/49	773,988
450,587	Federal Home Loan Mortgage Corp., Pool # RA2572, 3.50%, due 05/01/50	409,592
636,008	Federal Home Loan Mortgage Corp., Pool # RA3206, 2.00%, due 08/01/50	512,564
957,423	Federal Home Loan Mortgage Corp., Pool # RA4912, 3.00%, due 03/01/51	824,342
236,384	Federal Home Loan Mortgage Corp., Pool # RA5286, 2.50%, due 05/01/51	195,675
309,590	Federal Home Loan Mortgage Corp., Pool # RA6432, 2.50%, due 12/01/51	258,586
1,539,735	Federal Home Loan Mortgage Corp., Pool # RA6944, 3.50%, due 03/01/52	1,384,342
598,606	Federal Home Loan Mortgage Corp., Pool # RA6951, 3.50%, due 03/01/52	541,144
3,699,380	Federal Home Loan Mortgage Corp., Pool # RA7195, 3.50%, due 04/01/52	3,339,864
2,051,960	Federal Home Loan Mortgage Corp., Pool # RA7407, 4.00%, due 05/01/52	1,908,353
2,050,716	Federal Home Loan Mortgage Corp., Pool # RA7545, 4.00%, due 06/01/52	1,902,744
2,199,667	Federal Home Loan Mortgage Corp., Pool # RA7779, 4.50%, due 08/01/52	2,096,357
3,714,806	Federal Home Loan Mortgage Corp., Pool # RA7881, 5.00%, due 09/01/52	3,629,945
2,460,997	Federal Home Loan Mortgage Corp., Pool # RA7942, 5.50%, due 09/01/52	2,474,636
1,851,392	Federal Home Loan Mortgage Corp., Pool # RA8248, 5.00%, due 11/01/52	1,809,530
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
1,760,829	Federal Home Loan Mortgage Corp., Pool # RB5111, 2.00%, due 05/01/41	1,486,618
1,293,208	Federal Home Loan Mortgage Corp., Pool # RC1916, 2.00%, due 06/01/36	1,153,448
4,447,038	Federal Home Loan Mortgage Corp., Pool # SB0307, 2.50%, due 02/01/35	4,090,635
2,398,705	Federal Home Loan Mortgage Corp., Pool # SB0385, 3.00%, due 07/01/35	2,250,244
413,725	Federal Home Loan Mortgage Corp., Pool # SB8166, 3.50%, due 06/01/37	393,350
1,214,606	Federal Home Loan Mortgage Corp., Pool # SB8189, 4.00%, due 11/01/37	1,177,329
321,634	Federal Home Loan Mortgage Corp., Pool # SB8199, 4.50%, due 12/01/37	316,677
1,639,273	Federal Home Loan Mortgage Corp., Pool # SB8205, 4.50%, due 01/01/38	1,615,880
425,859	Federal Home Loan Mortgage Corp., Pool # SB8212, 4.50%, due 02/01/38	419,296
351,037	Federal Home Loan Mortgage Corp., Pool # SB8213, 5.00%, due 02/01/38	350,946
228,727	Federal Home Loan Mortgage Corp., Pool # SB8260, 5.00%, due 10/01/38	228,468
720,305	Federal Home Loan Mortgage Corp., Pool # SB8262, 5.00%, due 09/01/38	719,490
154,181	Federal Home Loan Mortgage Corp., Pool # SB8277, 5.00%, due 01/01/39	153,982
408,744	Federal Home Loan Mortgage Corp., Pool # SB8510, 2.00%, due 02/01/36	365,087
874,513	Federal Home Loan Mortgage Corp., Pool # SD0100, 3.00%, due 10/01/49	764,445
3,025,300	Federal Home Loan Mortgage Corp., Pool # SD0436, 2.50%, due 09/01/50	2,526,071
1,667,827	Federal Home Loan Mortgage Corp., Pool # SD0499, 3.00%, due 08/01/50	1,464,217
1,091,750	Federal Home Loan Mortgage Corp., Pool # SD0558, 2.50%, due 03/01/51	920,489
1,189,573	Federal Home Loan Mortgage Corp., Pool # SD0619, 4.00%, due 07/01/50	1,112,323
1,009,129	Federal Home Loan Mortgage Corp., Pool # SD0742, 2.50%, due 11/01/51	846,990
434,374	Federal Home Loan Mortgage Corp., Pool # SD0815, 3.00%, due 01/01/52	378,841
433,747	Federal Home Loan Mortgage Corp., Pool # SD0905, 3.00%, due 03/01/52	377,618
577,878	Federal Home Loan Mortgage Corp., Pool # SD1050, 4.50%, due 07/01/52	553,832
2,986,618	Federal Home Loan Mortgage Corp., Pool # SD1217, 2.00%, due 03/01/52	2,398,144
3,185,499	Federal Home Loan Mortgage Corp., Pool # SD1265, 4.50%, due 06/01/52	3,046,193
2,230,433	Federal Home Loan Mortgage Corp., Pool # SD1295, 5.00%, due 07/01/52	2,200,646
1,639,576	Federal Home Loan Mortgage Corp., Pool # SD1325, 4.00%, due 08/01/52	1,524,233
1,397,844	Federal Home Loan Mortgage Corp., Pool # SD1446, 4.50%, due 08/01/52	1,336,930
355,168	Federal Home Loan Mortgage Corp., Pool # SD1454, 4.50%, due 08/01/52	341,348
1,755,833	Federal Home Loan Mortgage Corp., Pool # SD1475, 4.50%, due 08/01/52	1,687,506
2,739,267	Federal Home Loan Mortgage Corp., Pool # SD1483, 4.00%, due 08/01/52	2,589,782
978,807	Federal Home Loan Mortgage Corp., Pool # SD1517, 4.50%, due 09/01/52	940,717
904,063	Federal Home Loan Mortgage Corp., Pool # SD1606, 4.50%, due 09/01/52	866,445
955,194	Federal Home Loan Mortgage Corp., Pool # SD1695, 5.00%, due 10/01/52	936,707
547,247	Federal Home Loan Mortgage Corp., Pool # SD1807, 4.50%, due 07/01/52	524,532
3,772,510	Federal Home Loan Mortgage Corp., Pool # SD1809, 4.50%, due 09/01/52	3,607,474
473,744	Federal Home Loan Mortgage Corp., Pool # SD1944, 5.00%, due 12/01/52	466,016
765,494	Federal Home Loan Mortgage Corp., Pool # SD1999, 5.00%, due 12/01/52	750,682
963,172	Federal Home Loan Mortgage Corp., Pool # SD2032, 5.00%, due 12/01/52	950,308
3,279,568	Federal Home Loan Mortgage Corp., Pool # SD2172, 5.50%, due 02/01/53	3,294,487
478,457	Federal Home Loan Mortgage Corp., Pool # SD2273, 4.50%, due 12/01/52	458,534
1,707,572	Federal Home Loan Mortgage Corp., Pool # SD2318, 5.00%, due 02/01/53	1,668,440
1,622,076	Federal Home Loan Mortgage Corp., Pool # SD2526, 4.00%, due 08/01/49	1,517,010
443,768	Federal Home Loan Mortgage Corp., Pool # SD2683, 4.50%, due 04/01/53	426,499
1,823,531	Federal Home Loan Mortgage Corp., Pool # SD2954, 4.50%, due 04/01/53	1,752,556
2,524,228	Federal Home Loan Mortgage Corp., Pool # SD3159, 5.00%, due 06/01/53	2,475,978
391,565	Federal Home Loan Mortgage Corp., Pool # SD3338, 5.50%, due 06/01/53	393,428
850,087	Federal Home Loan Mortgage Corp., Pool # SD3372, 5.00%, due 07/01/53	834,011
2,931,210	Federal Home Loan Mortgage Corp., Pool # SD3401, 5.00%, due 07/01/53	2,881,134

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
432,430	Federal Home Loan Mortgage Corp., Pool # SD3425, 5.50%, due 07/01/53	434,830
1,043,782	Federal Home Loan Mortgage Corp., Pool # SD3435, 5.00%, due 07/01/53	1,024,851
502,324	Federal Home Loan Mortgage Corp., Pool # SD3507, 4.00%, due 04/01/53	470,020
1,516,543	Federal Home Loan Mortgage Corp., Pool # SD3562, 4.50%, due 08/01/53	1,457,696
1,966,772	Federal Home Loan Mortgage Corp., Pool # SD3563, 4.50%, due 08/01/53	1,890,347
1,285,552	Federal Home Loan Mortgage Corp., Pool # SD3566, 5.00%, due 08/01/53	1,265,637
896,628	Federal Home Loan Mortgage Corp., Pool # SD3780, 4.00%, due 08/01/52	832,020
2,419,022	Federal Home Loan Mortgage Corp., Pool # SD4220, 5.00%, due 09/01/53	2,366,982
1,049,522	Federal Home Loan Mortgage Corp., Pool # SD4253, 3.50%, due 07/01/52	940,294
3,298,100	Federal Home Loan Mortgage Corp., Pool # SD4287, 4.50%, due 09/01/53	3,183,779
562,413	Federal Home Loan Mortgage Corp., Pool # SD4660, 4.00%, due 08/01/52	521,856
540,053	Federal Home Loan Mortgage Corp., Pool # SD4904, 3.50%, due 07/01/52	485,588
584,050	Federal Home Loan Mortgage Corp., Pool # SD4934, 4.00%, due 04/01/53	542,988
3,105,633	Federal Home Loan Mortgage Corp., Pool # SD7543, 2.50%, due 08/01/51	2,610,101
3,019,349	Federal Home Loan Mortgage Corp., Pool # SD7544, 3.00%, due 07/01/51	2,646,022
2,431,416	Federal Home Loan Mortgage Corp., Pool # SD7548, 2.50%, due 11/01/51	2,048,727
1,680,140	Federal Home Loan Mortgage Corp., Pool # SD7551, 3.00%, due 01/01/52	1,469,448
2,042,586	Federal Home Loan Mortgage Corp., Pool # SD7557, 4.50%, due 12/01/52	1,969,426
2,580	Federal Home Loan Mortgage Corp., Pool # SD8025, 3.50%, due 11/01/49	2,349
965,765	Federal Home Loan Mortgage Corp., Pool # SD8075, 3.50%, due 07/01/50	877,450
4,157,561	Federal Home Loan Mortgage Corp., Pool # SD8090, 2.00%, due 09/01/50	3,317,743
766,581	Federal Home Loan Mortgage Corp., Pool # SD8104, 1.50%, due 11/01/50	578,030
373,335	Federal Home Loan Mortgage Corp., Pool # SD8113, 2.00%, due 12/01/50	297,169
540,028	Federal Home Loan Mortgage Corp., Pool # SD8121, 2.00%, due 01/01/51	430,776
2,592,127	Federal Home Loan Mortgage Corp., Pool # SD8128, 2.00%, due 02/01/51	2,066,079
1,106,589	Federal Home Loan Mortgage Corp., Pool # SD8134, 2.00%, due 03/01/51	877,957
33,180	Federal Home Loan Mortgage Corp., Pool # SD8140, 2.00%, due 04/01/51	26,421
3,316,831	Federal Home Loan Mortgage Corp., Pool # SD8141, 2.50%, due 04/01/51	2,759,005
973,978	Federal Home Loan Mortgage Corp., Pool # SD8151, 2.50%, due 06/01/51	809,355
1,683,796	Federal Home Loan Mortgage Corp., Pool # SD8167, 2.50%, due 09/01/51	1,398,145
2,084	Federal Home Loan Mortgage Corp., Pool # SD8177, 2.00%, due 11/01/51	1,654
1,333,581	Federal Home Loan Mortgage Corp., Pool # SD8183, 2.50%, due 12/01/51	1,106,272
471,252	Federal Home Loan Mortgage Corp., Pool # SD8189, 2.50%, due 01/01/52	390,841
361,328	Federal Home Loan Mortgage Corp., Pool # SD8221, 3.50%, due 06/01/52	323,675
2,863,640	Federal Home Loan Mortgage Corp., Pool # SD8227, 4.00%, due 07/01/52	2,652,988
5,180,040	Federal Home Loan Mortgage Corp., Pool # SD8236, 3.50%, due 08/01/52	4,640,094
1,939,351	Federal Home Loan Mortgage Corp., Pool # SD8243, 3.50%, due 09/01/52	1,737,199
446,810	Federal Home Loan Mortgage Corp., Pool # SD8278, 6.00%, due 12/01/52	451,831
3,916,060	Federal Home Loan Mortgage Corp., Pool # SD8288, 5.00%, due 01/01/53	3,824,547
1,460,792	Federal Home Loan Mortgage Corp., Pool # SD8289, 5.50%, due 01/01/53	1,455,029
100,750	Federal Home Loan Mortgage Corp., Pool # V60565, 3.00%, due 06/01/29	96,749
283,036	Federal Home Loan Mortgage Corp., Pool # V60599, 3.00%, due 09/01/29	271,292
398,654	Federal Home Loan Mortgage Corp., Pool # V82292, 4.00%, due 04/01/46	378,210
231,417	Federal Home Loan Mortgage Corp., Pool # V82848, 3.00%, due 12/01/46	205,589
31,028	Federal Home Loan Mortgage Corp., Pool # V82980, 3.50%, due 02/01/47	28,338
712,819	Federal Home Loan Mortgage Corp., Pool # ZM1609, 3.50%, due 09/01/46	656,001
219,908	Federal Home Loan Mortgage Corp., Pool # ZS4727, 4.00%, due 07/01/47	208,090
138,348	Federal Home Loan Mortgage Corp., Pool # ZS4760, 4.00%, due 03/01/48	130,294
1,199,101	Federal Home Loan Mortgage Corp., Pool # ZS4763, 3.50%, due 04/01/48	1,093,739
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
4,080,155	Federal Home Loan Mortgage Corp., Pool # ZS7930, 3.00%, due 01/01/33	3,828,252
1,016,757	Federal Home Loan Mortgage Corp., Pool # ZT0536, 3.50%, due 03/01/48	929,315
368,682	Federal Home Loan Mortgage Corp., Pool # ZT0657, 6.00%, due 07/01/40	382,041
182,959	Federal Home Loan Mortgage Corp., Pool # ZT1748, 5.00%, due 01/01/49	181,398
342,739	Federal Home Loan Mortgage Corp., Pool # ZT2100, 3.00%, due 04/01/47	300,323
11,309,911	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K106, Class X1, 1.32%, due 01/25/30(i)	703,587
33,566	Federal Home Loan Mortgage Corp. Reference REMICS, Series R007, Class ZA, 6.00%, due 05/15/36	34,543
1,000,000	Federal Home Loan Mortgage Corp. REMICS, Series 5250, Class NH, 3.00%, due 08/25/52	855,588
169,444	Federal National Mortgage Association, Pool # 745148, 5.00%, due 01/01/36	170,400
161,021	Federal National Mortgage Association, Pool # 932807, 4.00%, due 09/01/40	152,749
92,956	Federal National Mortgage Association, Pool # 983471, 5.50%, due 05/01/38	94,926
156,906	Federal National Mortgage Association, Pool # 985184, 5.50%, due 08/01/38	159,825
137,923	Federal National Mortgage Association, Pool # 995245, 5.00%, due 01/01/39	138,093
9,570	Federal National Mortgage Association, Pool # AB5369, 3.50%, due 06/01/42	8,814
286,063	Federal National Mortgage Association, Pool # AB6212, 3.00%, due 09/01/42	256,147
464,337	Federal National Mortgage Association, Pool # AB6802, 3.50%, due 11/01/42	427,514
126,201	Federal National Mortgage Association, Pool # AB7059, 2.50%, due 11/01/42	108,177
249,390	Federal National Mortgage Association, Pool # AB8703, 3.00%, due 03/01/38	225,535
101,681	Federal National Mortgage Association, Pool # AB9383, 4.00%, due 05/01/43	96,388
786,356	Federal National Mortgage Association, Pool # AB9659, 3.00%, due 06/01/43	702,414
1,621,264	Federal National Mortgage Association, Pool # AC3668, 4.50%, due 10/01/39	1,590,641
159,028	Federal National Mortgage Association, Pool # AD9153, 4.50%, due 08/01/40	156,024
121,148	Federal National Mortgage Association, Pool # AE0469, 6.00%, due 12/01/39	125,558
329,269	Federal National Mortgage Association, Pool # AH4404, 4.00%, due 01/01/41	312,108
67,392	Federal National Mortgage Association, Pool # AI1892, 5.00%, due 05/01/41	67,254
322,231	Federal National Mortgage Association, Pool # AI4815, 4.50%, due 06/01/41	316,139
273,503	Federal National Mortgage Association, Pool # AJ9278, 3.50%, due 12/01/41	252,070
138,323	Federal National Mortgage Association, Pool # AJ9317, 4.00%, due 01/01/42	131,158
286,707	Federal National Mortgage Association, Pool # AL0215, 4.50%, due 04/01/41	281,286
542,859	Federal National Mortgage Association, Pool # AL1895, 3.50%, due 06/01/42	499,979
344,882	Federal National Mortgage Association, Pool # AL2466, 4.00%, due 09/01/42	330,294
356,066	Federal National Mortgage Association, Pool # AL3000, 3.50%, due 12/01/42	327,382
406,372	Federal National Mortgage Association, Pool # AL3316, 3.50%, due 03/01/43	373,714
25,329	Federal National Mortgage Association, Pool # AL5939, 3.50%, due 09/01/43	23,336
523,833	Federal National Mortgage Association, Pool # AL6663, 4.00%, due 03/01/39	503,553
512,612	Federal National Mortgage Association, Pool # AL7594, 3.50%, due 08/01/45	468,025
457,686	Federal National Mortgage Association, Pool # AL8191, 4.00%, due 12/01/45	434,150
37,360	Federal National Mortgage Association, Pool # AL8673, 3.50%, due 06/01/46	34,197
40,202	Federal National Mortgage Association, Pool # AL9515, 3.50%, due 07/01/46	36,673
105,134	Federal National Mortgage Association, Pool # AL9657, 3.50%, due 01/01/47	96,206
63,886	Federal National Mortgage Association, Pool # AO4109, 4.00%, due 06/01/42	60,555
45,006	Federal National Mortgage Association, Pool # AQ3381, 3.00%, due 11/01/42	40,202
162,959	Federal National Mortgage Association, Pool # AQ7923, 3.00%, due 12/01/42	145,652
29,665	Federal National Mortgage Association, Pool # AR8749, 3.00%, due 03/01/43	26,502
287,631	Federal National Mortgage Association, Pool # AS5133, 3.50%, due 06/01/45	262,540
33,164	Federal National Mortgage Association, Pool # AS5593, 3.50%, due 08/01/45	30,377
9,173	Federal National Mortgage Association, Pool # AS6187, 3.50%, due 11/01/45	8,395

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
121,312	Federal National Mortgage Association, Pool # AS6188, 3.50%, due 11/01/45	111,020
69,302	Federal National Mortgage Association, Pool # AS6286, 4.00%, due 12/01/45	65,666
92,903	Federal National Mortgage Association, Pool # AS6304, 4.00%, due 12/01/45	88,029
151,736	Federal National Mortgage Association, Pool # AS6452, 3.50%, due 01/01/46	138,419
67,853	Federal National Mortgage Association, Pool # AS7010, 3.50%, due 04/01/46	61,666
96,940	Federal National Mortgage Association, Pool # AS7693, 2.00%, due 08/01/31	89,405
172,381	Federal National Mortgage Association, Pool # AS8073, 2.50%, due 10/01/46	145,967
1,510,384	Federal National Mortgage Association, Pool # AS8483, 3.00%, due 12/01/46	1,324,478
32,886	Federal National Mortgage Association, Pool # AS8647, 3.00%, due 01/01/47	29,044
111,675	Federal National Mortgage Association, Pool # AZ3743, 3.50%, due 11/01/45	101,715
71,577	Federal National Mortgage Association, Pool # BC1489, 3.00%, due 08/01/46	63,227
28,486	Federal National Mortgage Association, Pool # BC9078, 4.00%, due 12/01/46	26,980
182,699	Federal National Mortgage Association, Pool # BC9468, 3.00%, due 06/01/46	161,475
389,326	Federal National Mortgage Association, Pool # BD7043, 4.00%, due 03/01/47	368,618
70,506	Federal National Mortgage Association, Pool # BD7118, 3.50%, due 04/01/47	64,317
29,535	Federal National Mortgage Association, Pool # BE2974, 4.00%, due 01/01/47	28,246
236,433	Federal National Mortgage Association, Pool # BE7192, 4.00%, due 03/01/47	224,122
393,622	Federal National Mortgage Association, Pool # BK1023, 4.50%, due 02/01/48	380,379
206,215	Federal National Mortgage Association, Pool # BK7611, 4.50%, due 09/01/48	199,934
114,733	Federal National Mortgage Association, Pool # BM1013, 3.50%, due 03/01/47	104,999
105,661	Federal National Mortgage Association, Pool # BM1277, 4.00%, due 05/01/47	100,030
627,351	Federal National Mortgage Association, Pool # BM1573, 3.50%, due 07/01/47	574,211
716,345	Federal National Mortgage Association, Pool # BM1972, 3.50%, due 10/01/37	672,328
483,297	Federal National Mortgage Association, Pool # BM3033, 3.00%, due 10/01/47	426,088
43,505	Federal National Mortgage Association, Pool # BM3077, 3.00%, due 11/01/47	38,355
173,470	Federal National Mortgage Association, Pool # BM3258, 3.00%, due 02/01/47	153,932
140,186	Federal National Mortgage Association, Pool # BM3286, 4.50%, due 11/01/47	137,014
340,549	Federal National Mortgage Association, Pool # BM3332, 3.50%, due 01/01/48	310,653
261,769	Federal National Mortgage Association, Pool # BM3491, 4.50%, due 01/01/38	257,463
126,791	Federal National Mortgage Association, Pool # BM3628, 3.50%, due 03/01/48	116,835
692,433	Federal National Mortgage Association, Pool # BM3641, 4.00%, due 04/01/48	654,098
459,671	Federal National Mortgage Association, Pool # BM4377, 5.78%, (1 yr. RFUCC Treasury + 1.88%), due 04/01/38(b)	474,069
8,706	Federal National Mortgage Association, Pool # BM4426, 3.50%, due 06/01/48	7,958
461,864	Federal National Mortgage Association, Pool # BM4896, 3.00%, due 02/01/47	412,619
611,079	Federal National Mortgage Association, Pool # BM5213, 3.00%, due 07/01/45	543,885
137,221	Federal National Mortgage Association, Pool # BM5293, 3.50%, due 02/01/49	125,173
44,991	Federal National Mortgage Association, Pool # BM5682, 3.50%, due 03/01/49	41,041
250,306	Federal National Mortgage Association, Pool # BM5694, 4.00%, due 06/01/48	236,551
97,193	Federal National Mortgage Association, Pool # BM5874, 4.00%, due 01/01/48	92,094
217,133	Federal National Mortgage Association, Pool # BM5950, 3.00%, due 11/01/48	191,551
8,066	Federal National Mortgage Association, Pool # BM5971, 3.50%, due 06/01/49	7,341
524,883	Federal National Mortgage Association, Pool # BM6482, 5.79%, (1 yr. RFUCC Treasury + 1.58%), due 04/01/47(b)	537,591
730,782	Federal National Mortgage Association, Pool # BN6216, 4.50%, due 03/01/49	716,776
194,058	Federal National Mortgage Association, Pool # BO1420, 3.50%, due 09/01/49	176,415
8,338	Federal National Mortgage Association, Pool # BO1439, 3.00%, due 10/01/49	7,263
369,174	Federal National Mortgage Association, Pool # BO5387, 3.50%, due 12/01/49	338,985
233,963	Federal National Mortgage Association, Pool # BP2898, 4.00%, due 03/01/50	219,475
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
338,324	Federal National Mortgage Association, Pool # BP5462, 2.50%, due 06/01/50	285,686
272,495	Federal National Mortgage Association, Pool # BP5568, 3.00%, due 06/01/50	236,993
1,320,817	Federal National Mortgage Association, Pool # BP6618, 2.50%, due 08/01/50	1,100,742
661,796	Federal National Mortgage Association, Pool # BQ3132, 2.00%, due 10/01/50	541,036
463,825	Federal National Mortgage Association, Pool # BQ3138, 2.50%, due 10/01/50	391,837
899,324	Federal National Mortgage Association, Pool # BU8763, 3.00%, due 04/01/52	776,496
1,242,152	Federal National Mortgage Association, Pool # BV8474, 3.00%, due 05/01/52	1,091,581
3,060,506	Federal National Mortgage Association, Pool # BW9918, 5.00%, due 10/01/52	3,008,490
745,157	Federal National Mortgage Association, Pool # CA0623, 4.50%, due 10/01/47	725,305
456,626	Federal National Mortgage Association, Pool # CA0655, 3.50%, due 11/01/47	417,389
285,501	Federal National Mortgage Association, Pool # CA0855, 3.50%, due 12/01/47	260,437
12,437	Federal National Mortgage Association, Pool # CA1545, 4.00%, due 04/01/48	11,746
242,774	Federal National Mortgage Association, Pool # CA3828, 4.00%, due 07/01/49	228,078
605,559	Federal National Mortgage Association, Pool # CA3986, 5.00%, due 08/01/49	599,625
401,623	Federal National Mortgage Association, Pool # CA4149, 3.00%, due 09/01/49	350,799
31,370	Federal National Mortgage Association, Pool # CA4546, 3.00%, due 11/01/49	27,355
524,670	Federal National Mortgage Association, Pool # CA4831, 4.50%, due 12/01/49	505,885
454,887	Federal National Mortgage Association, Pool # CA5229, 3.00%, due 02/01/50	395,794
543,364	Federal National Mortgage Association, Pool # CA5556, 3.50%, due 04/01/50	493,848
344,089	Federal National Mortgage Association, Pool # CA5571, 4.00%, due 04/01/50	321,749
4,645,430	Federal National Mortgage Association, Pool # CA6097, 3.50%, due 06/01/50	4,211,788
2,750,674	Federal National Mortgage Association, Pool # CA6635, 2.50%, due 08/01/50	2,323,828
1,110,242	Federal National Mortgage Association, Pool # CA6738, 3.00%, due 08/01/50	964,561
340,344	Federal National Mortgage Association, Pool # CA6799, 2.00%, due 08/01/50	273,409
553,436	Federal National Mortgage Association, Pool # CA6871, 2.50%, due 08/01/35	507,522
1,250,031	Federal National Mortgage Association, Pool # CA6872, 2.50%, due 08/01/35	1,146,701
748,255	Federal National Mortgage Association, Pool # CA6909, 2.50%, due 09/01/50	630,106
3,440,933	Federal National Mortgage Association, Pool # CA8062, 2.50%, due 12/01/50	2,873,223
124,454	Federal National Mortgage Association, Pool # CA8895, 2.50%, due 02/01/51	103,253
151,515	Federal National Mortgage Association, Pool # CA9090, 2.50%, due 02/01/51	125,613
893,764	Federal National Mortgage Association, Pool # CA9171, 2.00%, due 02/01/51	711,800
1,364,063	Federal National Mortgage Association, Pool # CA9227, 2.50%, due 02/01/51	1,146,475
5,569,605	Federal National Mortgage Association, Pool # CB0671, 2.50%, due 06/01/51	4,700,196
1,312,577	Federal National Mortgage Association, Pool # CB1273, 2.00%, due 08/01/51	1,049,930
2,862,481	Federal National Mortgage Association, Pool # CB2095, 3.00%, due 11/01/51	2,466,482
520,452	Federal National Mortgage Association, Pool # CB2287, 2.50%, due 12/01/51	435,607
441,496	Federal National Mortgage Association, Pool # CB2858, 2.50%, due 02/01/52	369,946
1,137,715	Federal National Mortgage Association, Pool # CB2889, 3.00%, due 02/01/52	980,572
440,112	Federal National Mortgage Association, Pool # CB3126, 3.50%, due 03/01/52	399,369
789,761	Federal National Mortgage Association, Pool # CB3158, 2.50%, due 03/01/52	658,350
2,102,044	Federal National Mortgage Association, Pool # CB3512, 4.00%, due 05/01/52	1,957,976
982,990	Federal National Mortgage Association, Pool # CB3618, 4.00%, due 05/01/52	912,417
1,049,117	Federal National Mortgage Association, Pool # CB3865, 4.50%, due 06/01/52	1,009,286
721,737	Federal National Mortgage Association, Pool # CB3910, 4.00%, due 06/01/52	669,655
3,638,092	Federal National Mortgage Association, Pool # CB4025, 4.50%, due 07/01/52	3,499,137
429,867	Federal National Mortgage Association, Pool # CB4028, 4.50%, due 07/01/52	412,260
4,036,789	Federal National Mortgage Association, Pool # CB4088, 4.00%, due 07/01/52	3,779,061
812,860	Federal National Mortgage Association, Pool # CB4090, 4.00%, due 07/01/52	755,891
1,575,297	Federal National Mortgage Association, Pool # CB4101, 4.50%, due 07/01/52	1,503,276

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
1,080,293	Federal National Mortgage Association, Pool # CB4300, 4.50%, due 08/01/52	1,029,611
1,206,053	Federal National Mortgage Association, Pool # CB4304, 4.50%, due 08/01/52	1,149,424
2,118,486	Federal National Mortgage Association, Pool # CB4337, 4.50%, due 08/01/52	2,051,743
5,025,809	Federal National Mortgage Association, Pool # CB4352, 5.00%, due 08/01/52	4,980,504
1,552,704	Federal National Mortgage Association, Pool # CB4387, 4.50%, due 08/01/52	1,479,136
1,973,687	Federal National Mortgage Association, Pool # CB4395, 4.50%, due 08/01/52	1,881,014
2,295,270	Federal National Mortgage Association, Pool # CB4620, 5.00%, due 09/01/52	2,240,396
499,640	Federal National Mortgage Association, Pool # CB4675, 4.50%, due 09/01/52	480,217
370,918	Federal National Mortgage Association, Pool # CB4838, 5.00%, due 10/01/52	362,417
2,256,459	Federal National Mortgage Association, Pool # CB4908, 5.50%, due 10/01/52	2,264,365
1,800,436	Federal National Mortgage Association, Pool # CB5434, 5.00%, due 01/01/53	1,776,577
1,491,534	Federal National Mortgage Association, Pool # CB6059, 5.00%, due 04/01/53	1,466,962
1,296,226	Federal National Mortgage Association, Pool # CB6247, 5.00%, due 05/01/53	1,277,315
2,255,701	Federal National Mortgage Association, Pool # CB6899, 5.00%, due 08/01/53	2,237,694
3,241,792	Federal National Mortgage Association, Pool # CB7336, 5.50%, due 10/01/53	3,230,846
682,324	Federal National Mortgage Association, Pool # FM0030, 3.00%, due 02/01/49	600,535
180,774	Federal National Mortgage Association, Pool # FM1001, 3.50%, due 11/01/48	164,904
179,738	Federal National Mortgage Association, Pool # FM1266, 5.00%, due 07/01/49	178,205
133,264	Federal National Mortgage Association, Pool # FM1347, 3.00%, due 12/01/48	117,341
529,846	Federal National Mortgage Association, Pool # FM1467, 3.00%, due 12/01/47	469,171
546,283	Federal National Mortgage Association, Pool # FM1588, 3.00%, due 10/01/49	479,893
281,141	Federal National Mortgage Association, Pool # FM1715, 3.00%, due 12/01/45	249,295
384,496	Federal National Mortgage Association, Pool # FM1790, 3.00%, due 11/01/49	335,520
272,698	Federal National Mortgage Association, Pool # FM1864, 3.00%, due 11/01/49	237,848
2,786,701	Federal National Mortgage Association, Pool # FM2217, 3.00%, due 03/01/47	2,489,236
1,796,992	Federal National Mortgage Association, Pool # FM2226, 3.00%, due 09/01/46	1,605,174
744,485	Federal National Mortgage Association, Pool # FM2274, 4.00%, due 08/01/49	699,883
359,468	Federal National Mortgage Association, Pool # FM2336, 4.00%, due 01/01/50	336,410
380,614	Federal National Mortgage Association, Pool # FM2461, 3.50%, due 03/01/50	344,547
520,150	Federal National Mortgage Association, Pool # FM2570, 4.50%, due 04/01/48	510,335
347,877	Federal National Mortgage Association, Pool # FM2674, 4.00%, due 03/01/50	325,337
1,237,409	Federal National Mortgage Association, Pool # FM3250, 3.50%, due 05/01/50	1,124,915
690,875	Federal National Mortgage Association, Pool # FM4330, 2.50%, due 10/01/50	583,659
2,797,915	Federal National Mortgage Association, Pool # FM4765, 2.00%, due 11/01/50	2,263,402
1,152,782	Federal National Mortgage Association, Pool # FM4947, 2.00%, due 12/01/50	924,450
27,666	Federal National Mortgage Association, Pool # FM5035, 4.00%, due 07/01/50	25,935
2,320,359	Federal National Mortgage Association, Pool # FM5721, 3.00%, due 12/01/40	2,087,389
860,995	Federal National Mortgage Association, Pool # FM5996, 4.50%, due 03/01/49	833,528
705,663	Federal National Mortgage Association, Pool # FM6273, 3.00%, due 12/01/34	667,656
1,898,139	Federal National Mortgage Association, Pool # FM6497, 2.00%, due 03/01/51	1,535,402
780,609	Federal National Mortgage Association, Pool # FM6585, 3.50%, due 11/01/40	725,881
719,455	Federal National Mortgage Association, Pool # FM7341, 4.00%, due 03/01/48	681,326
260,017	Federal National Mortgage Association, Pool # FM7441, 3.00%, due 05/01/51	224,531
1,099,661	Federal National Mortgage Association, Pool # FM7785, 4.00%, due 05/01/49	1,037,294
1,766,416	Federal National Mortgage Association, Pool # FM7794, 4.00%, due 01/01/50	1,660,530
560,368	Federal National Mortgage Association, Pool # FM8161, 2.50%, due 08/01/51	470,509
1,794,579	Federal National Mortgage Association, Pool # FM8216, 4.00%, due 11/01/48	1,693,986
1,343,998	Federal National Mortgage Association, Pool # FM8325, 2.50%, due 07/01/35	1,250,459
894,939	Federal National Mortgage Association, Pool # FM8422, 2.50%, due 08/01/51	743,034
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
872,707	Federal National Mortgage Association, Pool # FM8451, 2.50%, due 08/01/51	732,279
1,456,062	Federal National Mortgage Association, Pool # FM8603, 4.00%, due 09/01/49	1,375,586
1,504,252	Federal National Mortgage Association, Pool # FM9412, 2.50%, due 11/01/51	1,266,528
1,390,544	Federal National Mortgage Association, Pool # FM9461, 3.50%, due 11/01/51	1,251,012
383,087	Federal National Mortgage Association, Pool # FM9468, 2.50%, due 11/01/51	322,429
1,162,985	Federal National Mortgage Association, Pool # FM9674, 3.50%, due 06/01/49	1,060,976
944,750	Federal National Mortgage Association, Pool # FM9726, 2.50%, due 11/01/51	794,209
3,788,678	Federal National Mortgage Association, Pool # FM9728, 2.50%, due 11/01/51	3,171,215
539,004	Federal National Mortgage Association, Pool # FM9977, 4.00%, due 02/01/50	507,408
1,015,155	Federal National Mortgage Association, Pool # FS0027, 2.50%, due 11/01/51	854,062
1,106,187	Federal National Mortgage Association, Pool # FS0065, 4.50%, due 12/01/50	1,072,265
1,101,009	Federal National Mortgage Association, Pool # FS0194, 2.50%, due 01/01/52	918,106
2,240,832	Federal National Mortgage Association, Pool # FS0644, 3.00%, due 02/01/52	1,943,169
124,181	Federal National Mortgage Association, Pool # FS0703, 4.00%, due 01/01/49	117,269
2,077,446	Federal National Mortgage Association, Pool # FS0715, 3.00%, due 01/01/52	1,802,892
388,773	Federal National Mortgage Association, Pool # FS0717, 3.00%, due 02/01/52	335,748
448,495	Federal National Mortgage Association, Pool # FS1201, 3.00%, due 01/01/50	390,699
732,225	Federal National Mortgage Association, Pool # FS1205, 3.50%, due 04/01/52	658,124
1,317,304	Federal National Mortgage Association, Pool # FS1228, 3.00%, due 03/01/52	1,142,310
542,049	Federal National Mortgage Association, Pool # FS1285, 3.50%, due 02/01/52	492,770
405,434	Federal National Mortgage Association, Pool # FS1427, 3.00%, due 02/01/50	353,537
1,287,787	Federal National Mortgage Association, Pool # FS1590, 2.50%, due 04/01/52	1,072,855
327,576	Federal National Mortgage Association, Pool # FS1602, 4.00%, due 07/01/49	309,509
514,767	Federal National Mortgage Association, Pool # FS1624, 2.50%, due 10/01/51	431,788
222,501	Federal National Mortgage Association, Pool # FS1637, 4.00%, due 04/01/52	207,458
2,800,527	Federal National Mortgage Association, Pool # FS1938, 2.50%, due 02/01/52	2,334,856
1,314,952	Federal National Mortgage Association, Pool # FS1976, 4.00%, due 08/01/51	1,239,051
2,410,745	Federal National Mortgage Association, Pool # FS2167, 4.50%, due 06/01/52	2,310,787
1,098,590	Federal National Mortgage Association, Pool # FS2187, 4.00%, due 06/01/52	1,034,629
2,430,301	Federal National Mortgage Association, Pool # FS2238, 4.00%, due 03/01/51	2,281,638
74,378	Federal National Mortgage Association, Pool # FS2354, 4.00%, due 06/01/52	69,828
273,248	Federal National Mortgage Association, Pool # FS2415, 4.50%, due 08/01/52	262,672
4,163,077	Federal National Mortgage Association, Pool # FS2616, 5.00%, due 08/01/52	4,110,117
1,643,065	Federal National Mortgage Association, Pool # FS2896, 4.50%, due 09/01/52	1,584,249
1,112,693	Federal National Mortgage Association, Pool # FS2920, 3.00%, due 07/01/36	1,038,800
500,481	Federal National Mortgage Association, Pool # FS2969, 4.50%, due 10/01/52	482,566
163,440	Federal National Mortgage Association, Pool # FS3045, 5.00%, due 10/01/52	160,848
641,069	Federal National Mortgage Association, Pool # FS3067, 4.00%, due 07/01/52	596,139
642,175	Federal National Mortgage Association, Pool # FS3139, 4.50%, due 10/01/52	615,473
660,882	Federal National Mortgage Association, Pool # FS3158, 4.50%, due 11/01/52	635,192
2,038,289	Federal National Mortgage Association, Pool # FS3175, 4.50%, due 11/01/52	1,959,019
535,876	Federal National Mortgage Association, Pool # FS3276, 4.50%, due 12/01/37	527,618
354,411	Federal National Mortgage Association, Pool # FS3310, 4.50%, due 11/01/37	349,354
1,757,744	Federal National Mortgage Association, Pool # FS3359, 5.50%, due 12/01/52	1,767,487
667,406	Federal National Mortgage Association, Pool # FS3405, 5.50%, due 12/01/52	674,507
953,010	Federal National Mortgage Association, Pool # FS3417, 5.00%, due 12/01/52	937,611
222,138	Federal National Mortgage Association, Pool # FS3433, 5.50%, due 12/01/52	222,957
1,819,790	Federal National Mortgage Association, Pool # FS3560, 4.50%, due 04/01/53	1,749,050
3,903,322	Federal National Mortgage Association, Pool # FS3669, 4.00%, due 03/01/46	3,700,020

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
1,268,537	Federal National Mortgage Association, Pool # FS3811, 4.50%, due 12/01/52	1,215,795
2,213,627	Federal National Mortgage Association, Pool # FS4223, 4.50%, due 05/01/47	2,170,047
1,204,985	Federal National Mortgage Association, Pool # FS4312, 4.50%, due 03/01/53	1,154,881
1,479,199	Federal National Mortgage Association, Pool # FS4758, 2.50%, due 01/01/36	1,360,715
910,387	Federal National Mortgage Association, Pool # FS5171, 3.00%, due 12/01/51	789,157
396,627	Federal National Mortgage Association, Pool # FS5263, 4.50%, due 05/01/53	381,206
1,925,299	Federal National Mortgage Association, Pool # FS5284, 3.50%, due 09/01/50	1,747,968
1,320,285	Federal National Mortgage Association, Pool # FS5373, 2.00%, due 04/01/37	1,177,576
2,500,843	Federal National Mortgage Association, Pool # FS5397, 5.00%, due 07/01/53	2,462,722
2,896,150	Federal National Mortgage Association, Pool # FS5625, 5.00%, due 08/01/53	2,865,621
3,154,805	Federal National Mortgage Association, Pool # FS5829, 5.50%, due 09/01/53	3,192,573
1,548,565	Federal National Mortgage Association, Pool # FS5871, 2.00%, due 07/01/51	1,235,864
2,277,827	Federal National Mortgage Association, Pool # FS6146, 4.00%, due 05/01/53	2,117,689
476,034	Federal National Mortgage Association, Pool # FS6158, 4.00%, due 07/01/52	441,781
1,532,514	Federal National Mortgage Association, Pool # FS6255, 3.50%, due 08/01/52	1,372,945
697,902	Federal National Mortgage Association, Pool # FS7249, 4.50%, due 10/01/52	670,891
70,090	Federal National Mortgage Association, Pool # MA2516, 3.00%, due 01/01/46	61,889
102,593	Federal National Mortgage Association, Pool # MA2781, 2.50%, due 10/01/46	87,689
17,341	Federal National Mortgage Association, Pool # MA2835, 4.00%, due 12/01/46	16,415
2,453,749	Federal National Mortgage Association, Pool # MA2863, 3.00%, due 01/01/47	2,151,097
1,634,012	Federal National Mortgage Association, Pool # MA2868, 2.50%, due 01/01/32	1,525,018
301,157	Federal National Mortgage Association, Pool # MA3058, 4.00%, due 07/01/47	284,983
345,854	Federal National Mortgage Association, Pool # MA3076, 2.50%, due 07/01/32	321,954
83,765	Federal National Mortgage Association, Pool # MA3087, 3.50%, due 08/01/47	76,362
377,881	Federal National Mortgage Association, Pool # MA3114, 2.50%, due 08/01/32	351,554
369,713	Federal National Mortgage Association, Pool # MA3124, 2.50%, due 09/01/32	343,657
74,786	Federal National Mortgage Association, Pool # MA3155, 3.00%, due 10/01/32	70,677
3,199,630	Federal National Mortgage Association, Pool # MA3182, 3.50%, due 11/01/47	2,918,742
134,782	Federal National Mortgage Association, Pool # MA3211, 4.00%, due 12/01/47	127,654
95,995	Federal National Mortgage Association, Pool # MA3238, 3.50%, due 01/01/48	87,567
244,339	Federal National Mortgage Association, Pool # MA3332, 3.50%, due 04/01/48	222,888
77,461	Federal National Mortgage Association, Pool # MA3364, 3.50%, due 05/01/33	74,587
52,774	Federal National Mortgage Association, Pool # MA3385, 4.50%, due 06/01/48	51,094
229,231	Federal National Mortgage Association, Pool # MA3414, 3.50%, due 07/01/48	208,817
73,236	Federal National Mortgage Association, Pool # MA3442, 3.50%, due 08/01/48	66,768
58,826	Federal National Mortgage Association, Pool # MA3521, 4.00%, due 11/01/48	55,047
595,335	Federal National Mortgage Association, Pool # MA3871, 3.00%, due 12/01/49	519,007
3,831,103	Federal National Mortgage Association, Pool # MA3937, 3.00%, due 02/01/50	3,338,324
122,386	Federal National Mortgage Association, Pool # MA3960, 3.00%, due 03/01/50	106,435
337,554	Federal National Mortgage Association, Pool # MA4014, 3.00%, due 05/01/35	315,153
697,166	Federal National Mortgage Association, Pool # MA4018, 2.00%, due 05/01/50	556,931
2,405,344	Federal National Mortgage Association, Pool # MA4026, 4.00%, due 05/01/50	2,247,938
443,441	Federal National Mortgage Association, Pool # MA4048, 3.00%, due 06/01/50	385,466
121,641	Federal National Mortgage Association, Pool # MA4120, 2.50%, due 09/01/50	101,449
1,608,048	Federal National Mortgage Association, Pool # MA4158, 2.00%, due 10/01/50	1,281,847
1,014,940	Federal National Mortgage Association, Pool # MA4159, 2.50%, due 10/01/50	846,044
402,673	Federal National Mortgage Association, Pool # MA4181, 1.50%, due 11/01/50	304,338
317,305	Federal National Mortgage Association, Pool # MA4204, 2.00%, due 12/01/40	268,209
2,610,165	Federal National Mortgage Association, Pool # MA4208, 2.00%, due 12/01/50	2,081,659
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
3,423,353	Federal National Mortgage Association, Pool # MA4209, 1.50%, due 12/01/50	2,581,486
484,792	Federal National Mortgage Association, Pool # MA4232, 2.00%, due 01/01/41	409,987
482,742	Federal National Mortgage Association, Pool # MA4236, 1.50%, due 01/01/51	365,090
1,737,392	Federal National Mortgage Association, Pool # MA4237, 2.00%, due 01/01/51	1,383,880
958,165	Federal National Mortgage Association, Pool # MA4254, 1.50%, due 02/01/51	724,299
1,950,431	Federal National Mortgage Association, Pool # MA4255, 2.00%, due 02/01/51	1,555,063
494,586	Federal National Mortgage Association, Pool # MA4268, 2.00%, due 02/01/41	417,778
98,953	Federal National Mortgage Association, Pool # MA4281, 2.00%, due 03/01/51	78,661
217,803	Federal National Mortgage Association, Pool # MA4305, 2.00%, due 04/01/51	173,128
11,155,810	Federal National Mortgage Association, Pool # MA4325, 2.00%, due 05/01/51	8,883,452
1,474,070	Federal National Mortgage Association, Pool # MA4326, 2.50%, due 05/01/51	1,225,403
417,364	Federal National Mortgage Association, Pool # MA4328, 1.50%, due 05/01/36	363,031
883,273	Federal National Mortgage Association, Pool # MA4329, 2.00%, due 05/01/36	785,642
275,170	Federal National Mortgage Association, Pool # MA4333, 2.00%, due 05/01/41	232,369
2,487,793	Federal National Mortgage Association, Pool # MA4355, 2.00%, due 06/01/51	1,979,288
315,004	Federal National Mortgage Association, Pool # MA4356, 2.50%, due 06/01/51	261,799
437,318	Federal National Mortgage Association, Pool # MA4359, 1.50%, due 06/01/36	380,213
1,154,064	Federal National Mortgage Association, Pool # MA4361, 2.50%, due 06/01/36	1,052,314
2,871,930	Federal National Mortgage Association, Pool # MA4378, 2.00%, due 07/01/51	2,285,724
401,354	Federal National Mortgage Association, Pool # MA4380, 3.00%, due 07/01/51	347,401
1,598,540	Federal National Mortgage Association, Pool # MA4382, 1.50%, due 07/01/36	1,388,835
163,184	Federal National Mortgage Association, Pool # MA4398, 2.00%, due 08/01/51	129,678
440,322	Federal National Mortgage Association, Pool # MA4399, 2.50%, due 08/01/51	365,766
1,668,645	Federal National Mortgage Association, Pool # MA4414, 2.50%, due 09/01/51	1,385,763
784,453	Federal National Mortgage Association, Pool # MA4418, 2.00%, due 09/01/36	696,744
16,163	Federal National Mortgage Association, Pool # MA4437, 2.00%, due 10/01/51	12,849
1,791,921	Federal National Mortgage Association, Pool # MA4493, 2.50%, due 12/01/51	1,486,701
2,359,575	Federal National Mortgage Association, Pool # MA4497, 2.00%, due 12/01/36	2,094,304
447,010	Federal National Mortgage Association, Pool # MA4512, 2.50%, due 01/01/52	369,842
964,465	Federal National Mortgage Association, Pool # MA4549, 3.00%, due 02/01/52	831,404
576,129	Federal National Mortgage Association, Pool # MA4579, 3.00%, due 04/01/52	496,551
462,435	Federal National Mortgage Association, Pool # MA4600, 3.50%, due 05/01/52	414,298
1,483,365	Federal National Mortgage Association, Pool # MA4618, 4.00%, due 04/01/52	1,376,481
1,244,965	Federal National Mortgage Association, Pool # MA4644, 4.00%, due 05/01/52	1,155,258
957,545	Federal National Mortgage Association, Pool # MA4656, 4.50%, due 07/01/52	912,177
904,332	Federal National Mortgage Association, Pool # MA4686, 5.00%, due 06/01/52	883,551
1,066,500	Federal National Mortgage Association, Pool # MA4761, 5.00%, due 09/01/52	1,041,827
458,434	Federal National Mortgage Association, Pool # MA4783, 4.00%, due 10/01/52	425,328
383	Federal National Mortgage Association, Pool # MA4866, 4.00%, due 01/01/53	355
1,942,839	Federal National Mortgage Association, Pool # MA4894, 6.00%, due 01/01/53	1,962,807
1,492,990	Federal National Mortgage Association, Pool # MA4918, 5.00%, due 02/01/53	1,458,026
1,102,527	Federal National Mortgage Association, Pool # MA4945, 5.00%, due 03/01/38	1,101,280
1,987,433	Federal National Mortgage Association, Pool # MA5311, 5.00%, due 03/01/39	1,984,873
429,616	Federal National Mortgage Association REMICS, Series 2011-59, Class NZ, 5.50%, due 07/25/41	438,241
1,947	Federal National Mortgage Association REMICS, Series 2012-28, Class B, 6.50%, due 06/25/39	1,980
114,279	Government National Mortgage Association, Pool # 004636, 4.50%, due 02/20/40	112,736
21,637	Government National Mortgage Association, Pool # 004678, 4.50%, due 04/20/40	21,339

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
128,781	Government National Mortgage Association, Pool # 004833, 4.00%, due 10/20/40	123,880
119,153	Government National Mortgage Association, Pool # 004977, 4.00%, due 03/20/41	114,619
303,547	Government National Mortgage Association, Pool # 004978, 4.50%, due 03/20/41	299,230
469,694	Government National Mortgage Association, Pool # 005055, 4.50%, due 05/20/41	463,015
241,810	Government National Mortgage Association, Pool # 734152, 4.00%, due 01/15/41	230,219
18,142	Government National Mortgage Association, Pool # 783637, 3.00%, due 06/20/42	16,321
1,561,943	Government National Mortgage Association, Pool # 784369, 4.00%, due 08/15/45	1,485,159
170,525	Government National Mortgage Association, Pool # 784605, 4.50%, due 01/15/42	167,699
2,893,409	Government National Mortgage Association, Pool # 785283, 2.50%, due 01/20/51	2,470,569
394,127	Government National Mortgage Association, Pool # 796468, 4.00%, due 09/20/42	378,623
93,707	Government National Mortgage Association, Pool # AL8626, 3.00%, due 08/15/45	83,305
658,376	Government National Mortgage Association, Pool # AV9421, 3.50%, due 11/20/46	608,381
368,553	Government National Mortgage Association, Pool # AY7555, 3.50%, due 04/20/47	340,565
177,207	Government National Mortgage Association, Pool # MA0462, 3.50%, due 10/20/42	164,710
26,504	Government National Mortgage Association, Pool # MA0624, 3.00%, due 12/20/42	23,846
119,073	Government National Mortgage Association, Pool # MA0625, 3.50%, due 12/20/42	110,682
67,412	Government National Mortgage Association, Pool # MA0698, 3.00%, due 01/20/43	60,652
228,660	Government National Mortgage Association, Pool # MA0851, 3.00%, due 03/20/43	205,726
183,589	Government National Mortgage Association, Pool # MA0852, 3.50%, due 03/20/43	170,677
38,402	Government National Mortgage Association, Pool # MA1156, 3.00%, due 07/20/43	34,551
124,881	Government National Mortgage Association, Pool # MA1376, 4.00%, due 10/20/43	120,099
55,172	Government National Mortgage Association, Pool # MA1599, 3.00%, due 01/20/44	49,639
114,852	Government National Mortgage Association, Pool # MA2371, 3.50%, due 11/20/44	106,292
93,170	Government National Mortgage Association, Pool # MA2372, 4.00%, due 11/20/44	89,136
83,978	Government National Mortgage Association, Pool # MA2825, 3.00%, due 05/20/45	75,221
195,014	Government National Mortgage Association, Pool # MA3310, 3.50%, due 12/20/45	180,340
78,544	Government National Mortgage Association, Pool # MA3377, 4.00%, due 01/20/46	74,938
116,256	Government National Mortgage Association, Pool # MA3455, 4.00%, due 02/20/46	110,967
218,720	Government National Mortgage Association, Pool # MA3456, 4.50%, due 02/20/46	214,669
191,420	Government National Mortgage Association, Pool # MA3596, 3.00%, due 04/20/46	171,419
365,319	Government National Mortgage Association, Pool # MA3803, 3.50%, due 07/20/46	337,634
269,866	Government National Mortgage Association, Pool # MA3873, 3.00%, due 08/20/46	241,430
437,476	Government National Mortgage Association, Pool # MA3936, 3.00%, due 09/20/46	391,323
125,955	Government National Mortgage Association, Pool # MA4004, 3.50%, due 10/20/46	116,041
73,197	Government National Mortgage Association, Pool # MA4071, 4.50%, due 11/20/46	72,147
66,110	Government National Mortgage Association, Pool # MA4125, 2.50%, due 12/20/46	57,114
103,984	Government National Mortgage Association, Pool # MA4263, 4.00%, due 02/20/47	98,767
163,220	Government National Mortgage Association, Pool # MA4585, 3.00%, due 07/20/47	146,165
153,259	Government National Mortgage Association, Pool # MA4586, 3.50%, due 07/20/47	141,539
389,912	Government National Mortgage Association, Pool # MA4720, 4.00%, due 09/20/47	369,879
111,549	Government National Mortgage Association, Pool # MA4838, 4.00%, due 11/20/47	106,080
448,670	Government National Mortgage Association, Pool # MA5019, 3.50%, due 02/20/48	413,085
53,430	Government National Mortgage Association, Pool # MA5021, 4.50%, due 02/20/48	52,109
18,439	Government National Mortgage Association, Pool # MA5079, 4.50%, due 03/20/48	17,986
219,900	Government National Mortgage Association, Pool # MA5264, 4.00%, due 06/20/48	207,481
125,907	Government National Mortgage Association, Pool # MA5397, 3.50%, due 08/20/48	115,926
127,205	Government National Mortgage Association, Pool # MA5466, 4.00%, due 09/20/48	120,433
103,714	Government National Mortgage Association, Pool # MA5467, 4.50%, due 09/20/48	100,983
44,705	Government National Mortgage Association, Pool # MA5530, 5.00%, due 10/20/48	44,586
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
75,166	Government National Mortgage Association, Pool # MA5762, 3.50%, due 02/20/49	69,206
70,785	Government National Mortgage Association, Pool # MA5817, 4.00%, due 03/20/49	66,952
254,131	Government National Mortgage Association, Pool # MA5874, 3.00%, due 04/20/49	226,890
490,204	Government National Mortgage Association, Pool # MA6038, 3.00%, due 07/20/49	436,140
2,905,054	Government National Mortgage Association, Pool # MA6090, 3.50%, due 08/20/49	2,672,859
176,663	Government National Mortgage Association, Pool # MA6338, 3.00%, due 12/20/49	156,961
409,693	Government National Mortgage Association, Pool # MA6409, 3.00%, due 01/20/50	364,435
52,070	Government National Mortgage Association, Pool # MA6865, 2.50%, due 09/20/50	44,504
239,142	Government National Mortgage Association, Pool # MA6931, 2.50%, due 10/20/50	204,245
181,963	Government National Mortgage Association, Pool # MA6995, 2.50%, due 11/20/50	155,410
1,986,639	Government National Mortgage Association, Pool # MA7135, 2.00%, due 01/20/51	1,629,895
351,110	Government National Mortgage Association, Pool # MA7254, 2.00%, due 03/20/51	287,924
1,916,030	Government National Mortgage Association, Pool # MA7312, 2.50%, due 04/20/51	1,634,360
357,306	Government National Mortgage Association, Pool # MA7367, 2.50%, due 05/20/51	304,812
3,524,425	Government National Mortgage Association, Pool # MA7534, 2.50%, due 08/20/51	3,005,694
1,798,178	Government National Mortgage Association, Pool # MA7589, 2.50%, due 09/20/51	1,533,328
1,777,873	Government National Mortgage Association, Pool # MA7650, 3.00%, due 10/20/51	1,568,454
409,163	Government National Mortgage Association, Pool # MA7706, 3.00%, due 11/20/51	360,966
1,697,704	Government National Mortgage Association, Pool # MA7829, 3.50%, due 01/20/52	1,545,098
2,642,887	Government National Mortgage Association, Pool # MA7883, 3.50%, due 02/20/52	2,405,318
1,855,274	Government National Mortgage Association, Pool # MA7938, 3.50%, due 03/20/52	1,688,498
985,418	Government National Mortgage Association, Pool # MA7939, 4.00%, due 03/20/52	922,275
1,828,821	Government National Mortgage Association, Pool # MA8150, 4.00%, due 07/20/52	1,711,628
3,179,300	Government National Mortgage Association, Pool # MA8642, 2.50%, due 02/20/53	2,711,653
3,500,000	Government National Mortgage Association, TBA, 2.00%, due 04/20/54	2,867,989
1,000,000	Government National Mortgage Association, TBA, 6.50%, due 05/20/54	1,015,853
2,000,000	Uniform Mortgage-Backed Security, TBA, 2.00%, due 05/01/54	1,585,179
3,500,000	Uniform Mortgage-Backed Security, TBA, 2.50%, due 04/01/54	2,893,431
2,000,000	Uniform Mortgage-Backed Security, TBA, 4.50%, due 05/01/54	1,905,460
500,000	Uniform Mortgage-Backed Security, TBA, 5.00%, due 04/01/39	499,310
2,000,000	Uniform Mortgage-Backed Security, TBA, 5.50%, due 04/01/54	1,990,385
		503,173,805
	Municipal Obligations — 0.8%
60,000	Alabama Economic Settlement Authority, 4.26%, due 09/15/32	57,859
355,000	Bay Area Toll Authority, 6.26%, due 04/01/49	401,639
1,525,000	California Health Facilities Financing Authority, 4.19%, due 06/01/37	1,419,380
1,300,000	Dallas Fort Worth International Airport, 1.93%, due 11/01/28	1,156,046
90,000	District of Columbia Water & Sewer Authority, 4.81%, due 10/01/14(f)	83,570
337,000	Golden State Tobacco Securitization Corp., 4.21%, due 06/01/50	256,906
1,097,613	Louisiana Local Government Environmental Facilities & Community Development Authority, 3.62%, due 02/01/29	1,075,756
456,000	Michigan State University, 4.17%, due 08/15/22(f)	359,643
347,000	Municipal Electric Authority of Georgia, 6.64%, due 04/01/57	400,655
930,000	New York City Transitional Finance Authority Future Tax Secured Revenue, 5.77%, due 08/01/36	960,017
1,205,000	New York State Urban Development Corp., 5.77%, due 03/15/39	1,233,668
330,000	State Board of Administration Finance Corp., 1.71%, due 07/01/27	299,368
885,000	State of California, 7.50%, due 04/01/34	1,041,787

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Municipal Obligations — continued
655,000		State of California, 7.55%, due 04/01/39	803,477
935,000		State of Connecticut, 3.98%, due 06/15/29	914,339
1,785,000		State of Connecticut, 4.51%, due 05/15/28	1,788,195
1,690,000		University of Michigan, 4.45%, due 04/01/22(f)	1,460,638
595,000		University of Virginia, 2.58%, due 11/01/51	389,850
185,000		University of Virginia, 4.18%, due 09/01/17(f)	149,000
			14,251,793
		Sovereign Debt Obligations — 0.1%
200,000		Bermuda Government International Bonds, 2.38%, due 08/20/30 144A	168,040
215,000		Export-Import Bank of India, 3.88%, due 02/01/28 144A	205,109
450,000		Indonesia Government International Bonds, 3.50%, due 01/11/28	427,383
200,000		Japan Finance Organization for Municipalities, 1.75%, due 09/05/24 144A	196,826
200,000		Korea National Oil Corp., 4.75%, due 04/03/26 144A	197,597
205,000		Korea National Oil Corp., 4.88%, due 04/03/28 144A	204,013
290,000		Mexico Government International Bonds, 3.50%, due 02/12/34	241,923
45,000		Peru Government International Bonds, 2.78%, due 01/23/31	38,613
340,000		Province of Alberta, 1.30%, due 07/22/30	281,404
210,000		Province of Alberta, 3.30%, due 03/15/28	200,524
100,000		Province of Manitoba, 2.13%, due 06/22/26	94,478
220,000		Province of Quebec, 2.75%, due 04/12/27	208,497
314,000	EUR	Saudi Government International Bonds, 0.75%, due 07/09/27 144A	312,198
			2,776,605
		U.S. Government and Agency Obligations — 19.9%
75,000		Federal National Mortgage Association, 0.88%, due 08/05/30	60,761
310,000		Federal National Mortgage Association, 4.37%, due 03/17/31(j)	227,207
545,000		Federal National Mortgage Association, 6.63%, due 11/15/30	615,449
210,000		Tennessee Valley Authority, 1.50%, due 09/15/31	173,412
60,000		Tennessee Valley Authority, 7.13%, due 05/01/30	68,688
5,545,000		U.S. Treasury Bonds, 1.75%, due 08/15/41	3,744,175
1,825,000		U.S. Treasury Bonds, 2.00%, due 11/15/41	1,280,922
897,000		U.S. Treasury Bonds, 2.00%, due 08/15/51	556,035
9,325,000		U.S. Treasury Bonds, 2.25%, due 05/15/41(k)	6,893,215
9,069,000		U.S. Treasury Bonds, 2.25%, due 02/15/52	5,967,827
17,900,000		U.S. Treasury Bonds, 2.38%, due 02/15/42	13,319,418
70,000		U.S. Treasury Bonds, 2.50%, due 02/15/45	51,211
26,840,000		U.S. Treasury Bonds, 3.00%, due 02/15/49	20,934,676
17,426,000		U.S. Treasury Bonds, 3.00%, due 08/15/52	13,540,547
27,527,000		U.S. Treasury Bonds, 3.38%, due 08/15/42	23,785,586
24,439,000		U.S. Treasury Bonds, 3.38%, due 11/15/48	20,430,908
9,530,000		U.S. Treasury Bonds, 3.63%, due 05/15/53	8,375,790
8,559,000		U.S. Treasury Bonds, 3.88%, due 05/15/43	7,902,030
23,121,000		U.S. Treasury Bonds, 4.00%, due 11/15/42	21,786,123
4,935,000		U.S. Treasury Bonds, 4.00%, due 11/15/52	4,641,406
9,003,000		U.S. Treasury Bonds, 4.25%, due 02/15/54	8,855,998
13,847,000		U.S. Treasury Bonds, 4.38%, due 08/15/43	13,686,894
13,560,000		U.S. Treasury Bonds, 4.50%, due 02/15/44	13,638,394
17,418,000		U.S. Treasury Bonds, 4.75%, due 11/15/43	18,073,897
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	U.S. Government and Agency Obligations — continued
17,313,000	U.S. Treasury Bonds, 4.75%, due 11/15/53	18,485,685
3,428,994	U.S. Treasury Inflation-Indexed Notes, 0.13%, due 01/15/30	3,105,244
8,885,000	U.S. Treasury Notes, 0.38%, due 01/31/26	8,216,195
12,394,000	U.S. Treasury Notes, 2.75%, due 08/15/32	11,118,289
5,399,000	U.S. Treasury Notes, 3.38%, due 05/15/33	5,058,715
10,836,000	U.S. Treasury Notes, 3.88%, due 08/15/33	10,550,709
2,100,000	U.S. Treasury Notes, 4.00%, due 12/15/25	2,074,488
35,711,000	U.S. Treasury Notes, 4.00%, due 01/31/29	35,348,310
8,773,000	U.S. Treasury Notes, 4.00%, due 01/31/31	8,659,911
22,371,000	U.S. Treasury Notes, 4.00%, due 02/15/34	22,003,976
2,284,000	U.S. Treasury Notes, 4.25%, due 02/28/29	2,287,390
17,823,000	U.S. Treasury Notes, 4.25%, due 02/28/31	17,857,810
5,929,000	U.S. Treasury STRIPS Coupon, 0.97%, due 08/15/30(j)	4,522,591
2,310,000	U.S. Treasury STRIPS Coupon, 1.74%, due 02/15/40(j)	1,126,967
1,750,000	U.S. Treasury STRIPS Coupon, 2.26%, due 11/15/42(j)	739,036
3,430,000	U.S. Treasury STRIPS Coupon, 2.50%, due 11/15/40(j)	1,602,336
4,925,000	U.S. Treasury STRIPS Coupon, 2.58%, due 02/15/43(j)	2,056,326
2,395,000	U.S. Treasury STRIPS Coupon, 2.66%, due 08/15/44(j)(l)	934,190
7,405,000	U.S. Treasury STRIPS Coupon, 2.78%, due 11/15/41(j)	3,282,393
166,000	U.S. Treasury STRIPS Coupon, 3.15%, due 11/15/43(j)	67,148
2,185,000	U.S. Treasury STRIPS Coupon, 3.17%, due 05/15/42(j)	944,672
75,000	U.S. Treasury STRIPS Coupon, 3.93%, due 02/15/39(j)	38,689
1,830,000	U.S. Treasury STRIPS Coupon, 4.06%, due 02/15/41(j)	843,656
350,000	U.S. Treasury STRIPS Coupon, 4.48%, due 08/15/40(j)	165,888
95,000	U.S. Treasury STRIPS Coupon, 4.67%, due 11/15/48(j)	31,027
435,000	U.S. Treasury STRIPS Coupon, 4.88%, due 02/15/42(j)	190,312
280,000	U.S. Treasury STRIPS Coupon, 4.99%, due 02/15/49(j)	90,612
190,000	U.S. Treasury STRIPS Coupon, 5.44%, due 05/15/40(j)	91,378
		370,104,512
	TOTAL DEBT OBLIGATIONS (COST $1,917,948,219)	1,827,281,223

Shares	Description	Value ($)
	COMMON STOCK — 0.0%
	Industrial — 0.0%
924	Altera Infrastructure LP/Teekay Offshore Finance Corp.*(m)(n)	26,796
	TOTAL COMMON STOCK (COST $234,312)	26,796

Par Value	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.9%
	Mutual Fund - Securities Lending Collateral — 0.9%
17,039,610	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(o)(p)	17,039,610

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value	Description	Value ($)
	U.S. Government and Agency Obligation — 1.0%
18,678,000	U.S. Treasury Bills, 5.00%, due 04/11/24(j)	18,650,844
	TOTAL SHORT-TERM INVESTMENTS (COST $35,690,252)	35,690,454
	TOTAL INVESTMENTS BEFORE TBA SALE COMMITMENTS — 100.2% (Cost $1,953,872,783)	1,862,998,473
	TBA SALE COMMITMENTS — (0.1)%
(2,000,000)	Uniform Mortgage-Backed Security, TBA, 2.00%, due 04/01/54	(1,582,601)
(1,500,000)	Uniform Mortgage-Backed Security, TBA, 3.50%, due 04/01/54	(1,342,550)
	TOTAL TBA SALE COMMITMENTS (PROCEEDS $2,947,266)	(2,925,151)
	TOTAL INVESTMENTS NET OF TBA SALE COMMITMENTS — 100.1% (Cost $1,950,925,517)	1,860,073,322
	Other Assets and Liabilities (net) — (0.1)%	(1,949,387)
	NET ASSETS — 100.0%	$1,858,123,935

Notes to Schedule of Investments:
*	Non-income producing security.
(a)	Unless otherwise indicated, all par values are denominated in United States dollars ($).
(b)	Variable or floating rate note. Rate shown is as of March 31, 2024.
(c)	Step coupon security that pays an initial coupon rate for the first period and then a lower/higher coupon rate for the following periods. The rate shown is the rate in effect at March 31, 2024.
(d)	All or a portion of this security is out on loan.
(e)	Security is perpetual and has no stated maturity date.
(f)	Year of maturity is greater than 2100.
(g)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(h)	When-issued security.
(i)
Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(j)	Interest rate presented is yield to maturity.
(k)	All or a portion of this security is pledged for open futures collateral.
(l)	All or a portion of this security is pledged for open centrally cleared swaps collateral.
(m)	Level 3 - significant unobservable inputs were used in determining the value of this security in the Fund.
(n)
Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $26,796 which represents 0.0% of net assets. The aggregate cost of these securities held at March 31, 2024 is $234,312.

(o)	The rate disclosed is the 7-day net yield as of March 31, 2024.
(p)	Represents an investment of securities lending cash collateral.
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
144A
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The total market value of the securities at year end is $333,292,131 which represents 17.9% of net assets.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
EUR	19,345,788	USD	20,935,538	04/02/24	Barclays Bank PLC	$(42,089)
USD	20,960,901	EUR	19,345,788	05/02/24	Barclays Bank PLC	43,149
USD	20,984,738	EUR	19,345,789	04/02/24	JPMorgan Chase Bank N.A.	91,289
						$92,349
Futures Contracts
Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
90	U.S. Treasury Note 10-Year	Jun 2024	$9,971,719	$(7,096)
243	U.S. Treasury Note 2-Year	Jun 2024	49,689,703	(63,390)
279	U.S. Treasury Note 5-Year	Jun 2024	29,857,359	11,825
36	U.S. Ultra 10-Year	Jun 2024	4,125,938	35,876
				$(22,785)
Sales
105	U.S. Long Bond	Jun 2024	$12,645,937	$(237,617)
13	U.S. Ultra Bond	Jun 2024	1,677,000	(23,583)
				$(261,200)
Centrally Cleared Interest Rate Swaps
Payments Received by Fund	Payment Frequency	Payments Made by Fund	Payment Frequency	Maturity Date	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
SOFR	Annual	4.81%	Annual	08/31/25	$—	USD	11,925,000	$5,765	$5,765
SOFR	Annual	4.70%	Annual	09/25/26	154	USD	830,000	(5,864)	(6,018)
4.95%	Annual	SOFR	Annual	03/08/25	—	USD	3,816,000	(4,838)	(4,838)
5.09%	Annual	SOFR	Annual	03/10/25	—	USD	10,650,000	544	544
5.11%	Annual	SOFR	Annual	03/09/25	—	USD	4,664,000	1,179	1,179
5.38%	At Maturity	SOFR	At Maturity	08/31/24	—	USD	23,125,000	(4,760)	(4,760)
									$(8,128)

Currency Abbreviations
EUR	—	Euro
USD	—	U.S. Dollar

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
Abbreviations
CLO	—	Collateralized Loan Obligation
CMT	—	Constant Maturity Treasury Index
EURIBOR	—	Euro Interbank Offered Rate
LIBOR	—	London Interbank Offered Rate
RFUCC	—	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	—	Secured Overnight Financing Rate
STACR	—	Structured Agency Credit Risk
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities
TBA	—	To Be Announced
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024

Asset Class Summary (Unaudited)	% of Net Assets
Debt Obligations	98.3
Equities	0.0*
Swaps	(0.0)*
Futures Contracts	(0.0)*
TBA Sale Commitments	(0.1)
Forward Foreign Currency Contracts	(1.1)
Short-Term Investments	1.9
Other Assets and Liabilities (net)	1.0
100.0

*	Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2024

Par Value(a)	Description	Value ($)
	DEBT OBLIGATIONS — 91.4%
	Asset Backed Securities — 4.6%
500,000	37 Capital CLO 1 Ltd., Series 2021-1A, Class C, 7.83% (3 mo. USD Term SOFR + 2.51%), due 10/15/34(b) 144A	500,622
220,000	AB BSL CLO 4 Ltd., Series 2023-4A, Class A, 7.32% (3 mo. USD Term SOFR + 2.00%), due 04/20/36(b) 144A	221,776
603,740	Aegis Asset-Backed Securities Trust, Series 2005-5, Class M1, 6.09% (1 mo. USD Term SOFR + 0.76%), due 12/25/35(b)	550,513
650,000	AGL CLO 22 Ltd., Series 2022-22A, Class D, 10.32% (3 mo. USD Term SOFR + 5.00%), due 10/20/35(b) 144A	654,873
500,000	AIMCO CLO 12 Ltd., Series 2020-12A, Class DR, 8.22% (3 mo. USD Term SOFR + 2.90%), due 01/17/32(b) 144A	496,821
830,000	AIMCO CLO 22 Ltd., Series 2024-22A, Class D, 1.00% (3 mo. USD Term SOFR + 3.40%), due 04/19/37(b)(c) 144A	833,258
1,060,000	ALM Ltd., Series 2020-1A, Class D, 11.58% (3 mo. USD Term SOFR + 6.26%), due 10/15/29(b) 144A	1,050,244
1,000,000	AMMC CLO 27 Ltd., Series 2022-27A, Class D, 11.33% (3 mo. USD Term SOFR + 6.01%), due 01/20/36(b) 144A	1,003,984
520,000	AMMC CLO 30 Ltd., Series 2024-30A, Class D, 9.79% (3 mo. USD Term SOFR + 4.50%), due 01/15/37(b) 144A	521,041
300,000	Anchorage Capital CLO 3-R Ltd., Series 2014-3RA, Class E, 11.08% (3 mo. USD Term SOFR + 5.76%), due 01/28/31(b) 144A	295,152
500,000	Apex Credit CLO Ltd., Series 2019-1A, Class BR, 7.96% (3 mo. USD Term SOFR + 2.66%), due 04/18/32(b) 144A	494,527
500,000	Apex Credit CLO Ltd., Series 2019-2A, Class D, 9.64% (3 mo. USD Term SOFR + 4.31%), due 10/25/32(b) 144A	500,619
420,000	Apidos CLO XXII Ltd., Series 2015-22A, Class DR, 12.33% (3 mo. USD Term SOFR + 7.01%), due 04/20/31(b) 144A	418,296
850,000	Applebee's Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.82%, due 03/05/53 144A	881,108
810,000	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE5, Class M1, 3.12% (1 mo. USD Term SOFR + 0.53%), due 07/25/36(b)	647,328
410,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.25%, due 02/20/27 144A	396,837
500,000	Bain Capital Credit CLO Ltd., Series 2021-4A, Class D, 8.68% (3 mo. USD Term SOFR + 3.36%), due 10/20/34(b) 144A	498,465
550,000	Bain Capital Credit CLO Ltd., Series 2022-2A, Class D1, 8.97% (3 mo. USD Term SOFR + 3.65%), due 04/22/35(b) 144A	550,675
500,000	Bain Capital Credit CLO Ltd., Series 2023-1A, Class D, 10.21% (3 mo. USD Term SOFR + 4.90%), due 04/16/36(b) 144A	507,520
550,000	Balboa Bay Loan Funding Ltd., Series 2022-1A, Class D, 9.32% (3 mo. USD Term SOFR + 4.00%), due 04/20/34(b) 144A	550,590
1,000,000	Ballyrock CLO 19 Ltd., Series 2022-19A, Class D, 12.43% (3 mo. USD Term SOFR + 7.11%), due 04/20/35(b) 144A	997,241
275,000	Ballyrock CLO Ltd., Series 2018-1A, Class C, 8.73% (3 mo. USD Term SOFR + 3.41%), due 04/20/31(b) 144A	275,526
415,000	Ballyrock CLO Ltd., Series 2019-1A, Class A2R, 7.13% (3 mo. USD Term SOFR + 1.81%), due 07/15/32(b) 144A	415,394
700,000	Barings CLO Ltd., Series 2015-2A, Class DR, 8.53% (3 mo. USD Term SOFR + 3.21%), due 10/20/30(b) 144A	700,705
250,000	Barings CLO Ltd., Series 2016-2A, Class ER2, 12.08% (3 mo. USD Term SOFR + 6.76%), due 01/20/32(b) 144A	251,031
850,000	BlueMountain CLO XXIX Ltd., Series 2020-29A, Class ER, 12.45% (3 mo. USD Term SOFR + 7.12%), due 07/25/34(b) 144A	824,461
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Asset Backed Securities — continued
1,400,000	Buckhorn Park CLO Ltd., Series 2019-1A, Class DR, 8.66% (3 mo. USD Term SOFR + 3.36%), due 07/18/34(b) 144A	1,402,682
280,000	Canyon Capital CLO Ltd., Series 2021-1A, Class E, 11.99% (3 mo. USD Term SOFR + 6.67%), due 04/15/34(b) 144A	270,120
500,000	Canyon CLO Ltd., Series 2020-1A, Class BR, 7.28% (3 mo. USD Term SOFR + 1.96%), due 07/15/34(b) 144A	500,482
255,000	Canyon CLO Ltd., Series 2021-4A, Class B, 7.28% (3 mo. USD Term SOFR + 1.96%), due 10/15/34(b) 144A	255,248
460,000	Carlyle Global Market Strategies CLO Ltd., Series 2015-1A, Class DR3, 8.53% (3 mo. USD Term SOFR + 3.21%), due 07/20/31(b) 144A	460,894
1,300,000	Carlyle U.S. CLO Ltd., Series 2019-2A, Class DR, 12.08% (3 mo. USD Term SOFR + 6.76%), due 07/15/32(b) 144A	1,296,669
1,475,000	Carlyle U.S. CLO Ltd., Series 2019-4A, Class A2R, 7.06% (3 mo. USD Term SOFR + 1.75%), due 04/15/35(b) 144A	1,467,591
510,000	Carlyle U.S. CLO Ltd., Series 2021-8A, Class B, 7.23% (3 mo. USD Term SOFR + 1.91%), due 10/15/34(b) 144A	510,317
1,060,000	CarVal CLO VII-C Ltd., Series 2023-1A, Class A1, 7.52% (3 mo. USD Term SOFR + 2.20%), due 01/20/35(b) 144A	1,063,759
500,000	Catskill Park CLO Ltd., Series 2017-1A, Class D, 11.58% (3 mo. USD Term SOFR + 6.26%), due 04/20/29(b) 144A	497,582
1,020,000	CBAM Ltd., Series 2018-6A, Class B2R, 7.68% (3 mo. USD Term SOFR + 2.36%), due 01/15/31(b) 144A	1,019,681
700,000	CIFC Funding Ltd., Series 2017-3A, Class C, 9.23% (3 mo. USD Term SOFR + 3.91%), due 07/20/30(b) 144A	701,385
750,000	CIFC Funding Ltd., Series 2018-1A, Class C, 7.31% (3 mo. USD Term SOFR + 2.01%), due 04/18/31(b) 144A	750,571
500,000	Clover CLO LLC, Series 2018-1A, Class DR, 8.68% (3 mo. USD Term SOFR + 3.36%), due 04/20/32(b) 144A	500,502
255,000	Clover CLO Ltd., Series 2019-1A, Class BR, 7.15% (3 mo. USD Term SOFR + 1.85%), due 04/18/35(b) 144A	255,162
912,000	Driven Brands Funding LLC, Series 2019-1A, Class A2, 4.64%, due 04/20/49 144A	884,864
900,000	Dryden 70 CLO Ltd., Series 2018-70A, Class E, 11.63% (3 mo. USD Term SOFR + 6.31%), due 01/16/32(b) 144A	893,314
1,000,000	Dryden 87 CLO Ltd., Series 2021-87A, Class D, 8.53% (3 mo. USD Term SOFR + 3.21%), due 05/20/34(b) 144A	992,610
630,000	Eaton Vance CLO Ltd., Series 2020-2A, Class ER, 12.08% (3 mo. USD Term SOFR + 6.76%), due 01/15/35(b) 144A	612,981
350,000	Elmwood CLO XI Ltd., Series 2021-4A, Class B, 7.18% (3 mo. USD Term SOFR + 1.86%), due 10/20/34(b) 144A	350,516
500,000	Empower CLO Ltd., Series 2023-2A, Class C, 8.71% (3 mo. USD Term SOFR + 3.40%), due 07/15/36(b) 144A	508,229
159,392	Falcon Aerospace Ltd., Series 2017-1, 4.58%, due 02/15/42(b)(d)	150,598
250,000	Fortress Credit BSL XII Ltd., Series 2021-4A, Class E, 12.71% (3 mo. USD Term SOFR + 7.39%), due 10/15/34(b) 144A	247,189
1,290,000	FS Rialto Issuer LLC, Series 2022-FL7, Class A, 8.22% (1 mo. USD Term SOFR + 2.90%), due 10/19/39(b) 144A	1,297,642
500,000	Gallatin Funding Ltd., Series 2023-1A, Class C1, 9.16% (3 mo. USD Term SOFR + 3.85%), due 10/14/35(b) 144A	502,093
1,060,000	Generate CLO 7 Ltd., Series 7A, Class BR, 7.50% (3 mo. USD Term SOFR + 2.20%), due 04/22/37(b) 144A	1,061,489
250,000	Gilbert Park CLO Ltd., Series 2017-1A, Class D, 8.53% (3 mo. USD Term SOFR + 3.21%), due 10/15/30(b) 144A	250,316
750,000	GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class D, 8.43% (3 mo. USD Term SOFR + 3.11%), due 04/20/30(b) 144A	751,156

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Asset Backed Securities — continued
220,000	Golub Capital Partners CLO 66B Ltd., Series 2023-66A, Class A, 7.27% (3 mo. USD Term SOFR + 1.95%), due 04/25/36(b) 144A	221,654
250,000	Greenwood Park CLO Ltd., Series 2018-1A, Class E, 10.53% (3 mo. USD Term SOFR + 5.21%), due 04/15/31(b) 144A	239,457
630,000	Greystone CRE Notes, Series 2024-HC3, Class D, 10.66% (1 mo. USD Term SOFR + 5.33%), due 03/15/41(b) 144A	630,590
250,000	Greywolf CLO II Ltd., Series 2019-1RA, Class CR, 9.23% (3 mo. USD Term SOFR), due 04/17/34(b) 144A	250,480
255,000	Greywolf CLO VI Ltd., Series 2018-1A, Class A2, 7.21% (3 mo. USD Term SOFR + 1.89%), due 04/26/31(b) 144A	253,884
750,000	Greywolf CLO VI Ltd., Series 2018-1A, Class D, 11.33% (3 mo. USD Term SOFR + 6.01%), due 04/26/31(b) 144A	753,619
53,799	GSAA Home Equity Trust, Series 2007-7, Class A4, 5.98% (1 mo. USD Term SOFR + 0.65%), due 07/25/37(b)	49,968
290,000	HalseyPoint CLO I Ltd., Series 2019-1A, Class F, 13.78% (3 mo. USD Term SOFR + 8.46%), due 01/20/33(b) 144A	262,074
200,000	Hayfin U.S. XII Ltd., Series 2018-9A, Class BR, 7.38% (3 mo. USD Term SOFR + 2.06%), due 04/28/31(b) 144A	200,140
1,765,000	HPS Loan Management Ltd., Series 2023-18A, Class B, 8.27% (3 mo. USD Term SOFR + 2.95%), due 07/20/36(b) 144A	1,786,930
730,000	Katayma CLO II Ltd., Series 2024-2A, Class D, 9.79% (3 mo. USD Term SOFR + 4.50%), due 04/20/37(b) 144A	732,864
870,000	KREF Ltd., Series 2022-FL3, Class A, 6.78% (1 mo. USD Term SOFR + 1.45%), due 02/17/39(b) 144A	864,562
149,457	Long Beach Mortgage Loan Trust, Series 2005-1, Class M4, 6.72% (1 mo. USD Term SOFR + 1.39%), due 02/25/35(b)	146,004
250,000	Madison Park Funding XLVIII Ltd., Series 2021-48A, Class B, 7.02% (3 mo. USD Term SOFR + 1.71%), due 04/19/33(b) 144A	250,073
425,000	Madison Park Funding XXV Ltd., Series 2017-25A, Class A2R, 7.24% (3 mo. USD Term SOFR + 1.91%), due 04/25/29(b) 144A	425,240
1,300,000	Madison Park Funding XXVIII Ltd., Series 2018-28A, Class E, 10.83% (3 mo. USD Term SOFR + 5.51%), due 07/15/30(b) 144A	1,284,544
1,405,000	Madison Park Funding XXXIX Ltd., Series 2021-39A, Class D, 8.63% (3 mo. USD Term SOFR + 3.31%), due 10/22/34(b) 144A	1,406,422
900,000	Magnetite XII Ltd., Series 2015-12A, Class ER, 11.26% (3 mo. USD Term SOFR + 5.94%), due 10/15/31(b) 144A	903,401
500,000	Magnetite XXII Ltd., Series 2019-22A, Class DR, 8.68% (3 mo. USD Term SOFR + 3.36%), due 04/15/31(b) 144A	500,537
1,435,000	Magnetite XXIV Ltd., Series 2019-24A, Class BR, 7.06% (3 mo. USD Term SOFR + 1.75%), due 04/15/35(b) 144A	1,436,604
579,347	Magnolia Finance X DAC, Series 2020-1, 8.21%, due 08/13/24(e)	577,872
397,842	Mill City Solar Loan Ltd., Series 2019-1A, Class A, 4.34%, due 03/20/43 144A	369,360
524,318	Mosaic Solar Loan Trust, Series 2021-1A, Class D, 3.71%, due 12/20/46 144A	446,852
711,991	National Collegiate Student Loan Trust, Series 2007-2, Class A4, 5.73% (1 mo. USD Term SOFR + 0.40%), due 01/25/33(b)	672,653
370,000	Navient Private Education Refi Loan Trust, Series 2018-CA, Class B, 4.22%, due 06/16/42 144A	351,439
1,356,300	Neighborly Issuer LLC, Series 2023-1A, Class A2, 7.31%, due 01/30/53 144A	1,376,917
250,000	Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class DR2, 11.50% (3 mo. USD Term SOFR + 6.18%), due 10/21/30(b) 144A	248,769
750,000	Neuberger Berman Loan Advisers CLO 25 Ltd., Series 2017-25A, Class DR, 8.41% (3 mo. USD Term SOFR + 3.11%), due 10/18/29(b) 144A	747,568
540,000	Neuberger Berman Loan Advisers CLO 31 Ltd., Series 2019-31A, Class DR, 8.83% (3 mo. USD Term SOFR + 3.51%), due 04/20/31(b) 144A	540,556
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Asset Backed Securities — continued
750,000	Neuberger Berman Loan Advisers CLO 33 Ltd., Series 2019-33A, Class DR, 8.48% (3 mo. USD Term SOFR + 3.16%), due 10/16/33(b) 144A	751,171
500,000	Neuberger Berman Loan Advisers CLO 34 Ltd., Series 2019-34A, Class CR, 7.42% (3 mo. USD Term SOFR + 2.10%), due 01/20/35(b) 144A	500,590
480,000	Neuberger Berman Loan Advisers CLO 44 Ltd., Series 2021-44A, Class E, 11.58% (3 mo. USD Term SOFR + 6.26%), due 10/16/34(b) 144A	478,817
700,000	Ocean Trails CLO IX, Series 2020-9A, Class CR, 8.13% (3 mo. USD Term SOFR + 2.81%), due 10/15/34(b) 144A	700,589
750,000	Ocean Trails CLO IX, Series 2020-9A, Class DR, 9.33% (3 mo. USD Term SOFR + 4.01%), due 10/15/34(b) 144A	750,799
930,000	Ocean Trails CLO XIV Ltd., Series 2023-14A, Class A1, 7.32% (3 mo. USD Term SOFR + 2.00%), due 01/20/35(b) 144A	934,803
1,285,000	OCP CLO Ltd., Series 2015-9A, Class BR2, 7.07% (3 mo. USD Term SOFR + 1.75%), due 01/15/33(b) 144A	1,281,159
630,000	OCP CLO Ltd., Series 2016-11A, Class DR2, 9.02% (3 mo. USD Term SOFR + 3.70%), due 04/26/36(b) 144A	631,215
500,000	Octagon Investment Partners 32 Ltd., Series 2017-1A, Class D, 8.98% (3 mo. USD Term SOFR + 3.66%), due 07/15/29(b) 144A	500,506
325,000	Octagon Investment Partners 35 Ltd., Series 2018-1A, Class C, 8.18% (3 mo. USD Term SOFR + 2.86%), due 01/20/31(b) 144A	318,923
275,000	OHA Credit Funding 2 Ltd., Series 2019-2A, Class BR, 7.18% (3 mo. USD Term SOFR + 1.86%), due 04/21/34(b) 144A	275,193
1,000,000	OHA Credit Funding 4 Ltd., Series 2019-4A, Class BR, 7.23% (3 mo. USD Term SOFR + 1.91%), due 10/22/36(b) 144A	1,001,416
500,000	OHA Credit Funding 7 Ltd., Series 2020-7A, Class AR, 6.61% (3 mo. USD Term SOFR + 1.30%), due 02/24/37(b) 144A	500,510
700,000	OHA Loan Funding Ltd., Series 2013-1A, Class DR2, 8.63% (3 mo. USD Term SOFR + 3.31%), due 07/23/31(b) 144A	700,934
850,000	Option One Mortgage Loan Trust, Series 2005-3, Class M4, 6.37% (1 mo. USD Term SOFR + 1.04%), due 08/25/35(b)	692,514
250,000	Owl Rock CLO III Ltd., Series 2020-3A, Class A1L, 7.38% (3 mo. USD Term SOFR + 2.06%), due 04/20/32(b) 144A	250,172
605,000	OZLM XXIII Ltd., Series 2019-23A, Class B1R, 7.43% (3 mo. USD Term SOFR + 2.11%), due 04/15/34(b) 144A	605,334
300,000	Palmer Square CLO Ltd., Series 2021-4A, Class B, 7.23% (3 mo. USD Term SOFR + 1.91%), due 10/15/34(b) 144A	300,362
250,000	Palmer Square Loan Funding Ltd., Series 2021-2A, Class B, 6.98% (3 mo. USD Term SOFR + 1.66%), due 05/20/29(b) 144A	250,306
990,000	Palmer Square Loan Funding Ltd., Series 2022-3A, Class CR, 8.32% (3 mo. USD Term SOFR + 3.00%), due 04/15/31(b) 144A	991,966
250,000	Parallel Ltd., Series 2017-1A, Class CR, 7.58% (3 mo. USD Term SOFR + 2.26%), due 07/20/29(b) 144A	248,024
575,000	Park Avenue Institutional Advisers CLO Ltd., Series 2021-2A, Class B, 7.33% (3 mo. USD Term SOFR + 2.01%), due 07/15/34(b) 144A	575,550
390,000	Peace Park CLO Ltd., Series 2021-1A, Class E, 11.58% (3 mo. USD Term SOFR + 6.26%), due 10/20/34(b) 144A	391,505
434,700	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.67%, due 09/05/48 144A	425,514
1,005,000	PPM CLO Ltd., Series 2018-1A, Class B2, 7.43% (3 mo. USD Term SOFR + 2.11%), due 07/15/31(b) 144A	1,005,616
520,000	Rad CLO 21 Ltd., Series 2023-21A, Class D, 9.77% (3 mo. USD Term SOFR + 4.40%), due 01/25/33(b) 144A	521,480
270,585	Renaissance Home Equity Loan Trust, Series 2003-2, Class A, 4.30% (1 mo. USD Term SOFR + 0.99%), due 08/25/33(b)	246,992

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Asset Backed Securities — continued
1,160,000	Residential Asset Securities Corporation Trust, Series 2006-KS2, Class M3, 6.06% (1 mo. USD Term SOFR + 0.73%), due 03/25/36(b)	1,095,116
1,213,291	Rockford Tower CLO Ltd., Series 2018-1A, Class A, 6.68% (3 mo. USD Term SOFR + 1.36%), due 05/20/31(b) 144A	1,213,772
325,000	Rockford Tower CLO Ltd., Series 2021-3A, Class B, 7.33% (3 mo. USD Term SOFR + 2.01%), due 10/20/34(b) 144A	325,189
720,000	RR 18 Ltd., Series 2021-18A, Class D, 11.83% (3 mo. USD Term SOFR + 6.51%), due 10/15/34(b) 144A	706,748
430,000	Sculptor CLO XXVI Ltd., Series 26A, Class E, 12.83% (3 mo. USD Term SOFR + 7.51%), due 07/20/34(b) 144A	429,966
515,000	Sixth Street CLO XVIII Ltd., Series 2021-18A, Class D, 8.48% (3 mo. USD Term SOFR + 3.16%), due 04/20/34(b) 144A	513,544
50,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 8.30%, due 06/15/32(e)	49,594
50,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 7.96%, due 03/15/33(e)	48,769
308,018	SMB Private Education Loan Trust, Series 2021-A, Class D1, 3.86%, due 01/15/53 144A	267,020
1,500,000	SMB Private Education Loan Trust, Series 2023-B, Class B, 5.77%, due 10/16/56 144A	1,491,208
940,000	Southwick Park CLO LLC, Series 2019-4A, Class DR, 8.53% (3 mo. USD Term SOFR + 3.21%), due 07/20/32(b) 144A	941,794
478,516	Stonepeak ABS, Series 2021-1A, Class A, 2.68%, due 02/28/33 144A	435,822
1,000,000	Symphony CLO XXV Ltd., Series 2021-25A, Class D, 9.17% (3 mo. USD Term SOFR + 3.86%), due 04/19/34(b) 144A	989,956
790,000	Trinitas CLO XXVI Ltd., Series 2023-26A, Class C, 8.27% (3 mo. USD Term SOFR + 2.95%), due 01/20/35(b) 144A	793,997
1,190,000	Trinitas CLO XXVII Ltd., Series 2024-27A, Class D1, 9.55% (3 mo. USD Term SOFR + 4.30%), due 04/18/37(b) 144A	1,192,282
620,000	Valley Stream Park CLO Ltd., Series 2022-1A, Class DR, 9.47% (3 mo. USD Term SOFR + 4.15%), due 10/20/34(b) 144A	624,109
500,000	Venture 43 CLO Ltd., Series 2021-43A, Class D, 9.05% (3 mo. USD Term SOFR + 3.73%), due 04/15/34(b) 144A	475,287
500,000	Verde CLO Ltd., Series 2019-1A, Class DR, 8.83% (3 mo. USD Term SOFR + 3.51%), due 04/15/32(b) 144A	500,982
660,000	Voya CLO Ltd., Series 2017-2A, Class A2AR, 7.23% (3 mo. USD Term SOFR + 1.91%), due 06/07/30(b) 144A	659,975
260,000	Voya CLO Ltd., Series 2017-3A, Class DR, 12.53% (3 mo. USD Term SOFR + 7.21%), due 04/20/34(b) 144A	248,979
690,000	Warwick Capital CLO 3 Ltd., Series 2024-3A, Class D, 1.00% (3 mo. USD Term SOFR + 4.50%), due 04/20/37(b)(c) 144A	692,710
255,000	Whitebox CLO I Ltd., Series 2019-1A, Class ANBR, 7.28% (3 mo. USD Term SOFR + 1.96%), due 07/24/32(b) 144A	255,139
260,000	Whitebox CLO II Ltd., Series 2020-2A, Class A1R, 6.80% (3 mo. USD Term SOFR + 1.48%), due 10/24/34(b) 144A	260,039
250,000	Wind River CLO Ltd., Series 2021-4A, Class B, 7.23% (3 mo. USD Term SOFR + 1.91%), due 01/20/35(b) 144A	250,239
		82,719,478
	Bank Loans — 11.5%
718,200	1011778 BC Unlimited Liability Co., 2023 Term Loan B5, 7.58% (1 mo. USD Term SOFR + 2.25%), due 09/20/30(b)	718,559
1,936,495	19th Holdings Golf LLC, 2022 Term Loan B, 8.67% (1 mo. USD Term SOFR + 3.35%), due 02/07/29(b)	1,894,134
1,468,158	Access CIG LLC, 2023 Term Loan TBD, due 08/18/28(f)	1,471,420
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Bank Loans — continued
1,151		ACProducts, Inc., 2021 Term Loan B, 9.86% (3 mo. USD Term SOFR + 4.25%), due 05/17/28(b)	1,053
121,145		Acrisure LLC, 2020 Term Loan B, 8.94% (1 mo. USD Term SOFR + 3.50%), due 02/15/27(b)	121,211
982,412		Acrisure LLC, 2021 First Lien Term Loan B, 9.69% (1 mo. USD Term SOFR + 4.25%), due 02/15/27(b)	986,249
801,915		Acrisure LLC, 2023 Term Loan, 9.83% (1 mo. USD Term SOFR + 4.50%), due 11/06/30(b)	806,927
479,122	EUR	Adevinta ASA, EUR Term Loan B, 6.33% (1 mo. EURIBOR + 2.50%), due 06/26/28(b)	518,260
2,319,000		Adient US LLC, 2024 Term Loan B2, 8.08% (1 mo. USD Term SOFR + 2.75%), due 01/31/31(b)	2,327,490
142,821		Adtalem Global Education Inc., 2024 Term Loan B, 8.83% (1 mo. USD Term SOFR + 3.50%), due 08/11/28(b)	143,379
708,225		Advisor Group, Inc., 2023 Term Loan B, 9.83% (1 mo. USD Term SOFR + 4.50%), due 08/17/28(b)	711,809
480,000		Advisor Group, Inc., 2024 Term Loan TBD, due 08/17/28(f)	482,529
3,513		Agiliti Health, Inc., 2023 Term Loan, 8.32% (3 mo. USD Term SOFR + 3.00%), due 05/01/30(b)	3,503
2,144,225		Agiliti Health, Inc., 2023 Term Loan, 8.33% (3 mo. USD Term SOFR + 3.00%), due 05/01/30(b)	2,138,195
99,826		AI Aqua Merger Sub, Inc., 2023 Incremental Term Loan, 9.57% (SOFR CME + 4.25%), due 07/31/28(b)	100,255
1,156,522		AI Aqua Merger Sub, Inc., 2023 Incremental Term Loan, 9.58% (SOFR CME + 4.25%), due 07/31/28(b)	1,161,491
1,753,644		A-L Parent LLC, 2023 Take Back Term Loan, 10.83% (1 mo. USD Term SOFR + 5.50%), due 06/30/28(b)	1,752,183
768,123		Allen Media LLC, 2021 Term Loan B, 10.96% (3 mo. USD Term SOFR + 5.50%), due 02/10/27(b)	673,259
1,543,902		Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, 9.18% (1 mo. USD Term SOFR + 3.75%), due 05/12/28(b)	1,543,366
557,200		Allied Universal Holdco LLC, 2023 Term Loan B, 10.08% (1 mo. USD Term SOFR + 4.75%), due 05/12/28(b)	559,539
1,277,250		Amentum Government Services Holdings LLC, 2022 Term Loan, 9.33% (1 mo. USD Term SOFR + 4.00%), due 02/15/29(b)	1,282,438
485,841		Amentum Government Services Holdings LLC, Term Loan B, 9.44% (1 mo. USD Term SOFR + 4.00%), due 01/29/27(b)	487,815
1,453,978		American Airlines, Inc., 2021 Term Loan, 10.33% (3 mo. USD Term SOFR + 4.75%), due 04/20/28(b)	1,512,477
1,272,292		AMG Advanced Metallurgical Group NV, 2018 Term Loan B, 8.94% (1 mo. USD Term SOFR + 3.50%), due 11/30/28(b)	1,267,520
1,245,684		AmWINS Group, Inc., 2021 Term Loan B, 7.69% (1 mo. USD Term SOFR + 2.25%), due 02/19/28(b)	1,246,321
985,025		AmWINS Group, Inc., 2023 Incremental Term Loan B, 8.19% (1 mo. USD Term SOFR + 2.75%), due 02/19/28(b)	988,026
341,148		Anticimex International AB, 2021 USD Term Loan B1, 8.46% (3 mo. USD Term SOFR + 3.15%), due 11/16/28(b)	341,930
144,809		Apollo Commercial Real Estate Finance, Inc., 2021 Incremental Term Loan B1, 8.94% (1 mo. USD Term SOFR + 3.50%), due 03/11/28(b)	143,723
498,691		Apollo Commercial Real Estate Finance, Inc., Term Loan B, 8.19% (1 mo. USD Term SOFR + 2.75%), due 05/15/26(b)	497,444
1,268,285		Arctic Canadian Diamond Co. Ltd., 2nd Lien PIK Term Loan, 10.00% (10.00% Fixed or PIK), due 12/31/27(b)(d)(g)	1,146,530
1,295,920	EUR	Aruba Investments Holdings LLC, 2020 EUR Term Loan, 7.83% (1 mo. EURIBOR + 4.00%), due 11/24/27(b)	1,350,608

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Bank Loans — continued
641,056		Aruba Investments Holdings LLC, 2020 USD Term Loan, 9.43% (1 mo. USD Term SOFR + 0.00%), due 11/24/27(b)	641,858
633,371		AssuredPartners, Inc., 2023 Term Loan B4, 9.08% (1 mo. USD Term SOFR + 3.75%), due 02/12/27(b)	634,690
900,000		Asurion LLC, 2021 Second Lien Term Loan B4, 10.69% (1 mo. USD Term SOFR + 5.25%), due 01/20/29(b)	807,937
490,432		Asurion LLC, 2021 Term Loan B9, 8.69% (1 mo. USD Term SOFR + 3.25%), due 07/31/27(b)	472,756
603,831		Asurion LLC, 2022 Term Loan B10, 9.43% (1 mo. USD Term SOFR + 4.00%), due 08/19/28(b)	582,194
1,465,522		Autokiniton U.S. Holdings, Inc., 2024 Term Loan B, 9.44% (3 mo. USD Term SOFR + 4.00%), due 04/06/28(b)	1,472,196
672,315		Barnes Group, Inc., 2024 Term Loan TBD, due 09/03/30(f)	673,576
688,540		Bausch & Lomb Corp., 2023 Incremental Term Loan, 9.33% (1 mo. USD Term SOFR + 4.00%), due 09/29/28(b)	689,831
1,118,000	EUR	Belron Luxembourg SARL, 2021 EUR Term Loan B, 6.35% (3 mo. EURIBOR + 2.43%), due 04/13/28(b)	1,212,534
780,000		Blackhawk Network Holdings, Inc., 2024 Term Loan, 10.32% (3 mo. USD Term SOFR + 5.00%), due 03/12/29(b)	782,156
500,000		Brookfield WEC Holdings, Inc., 2024 Term Loan, 8.08% (1 mo. USD Term SOFR + 2.75%), due 01/27/31(b)	499,930
256,125		Brown Group Holding LLC, 2022 Incremental Term Loan B2, 8.34% (3 mo. USD Term SOFR + 3.00%), due 07/02/29(b)	256,445
880,244		Brown Group Holding LLC, 2022 Incremental Term Loan B2, 8.31% (3 mo. USD Term SOFR + 3.00%), due 07/02/29(b)	881,345
493,220		Brown Group Holding LLC, Term Loan B, 8.18% (1 mo. USD Term SOFR + 2.75%), due 06/07/28(b)	493,364
316,800		Caesars Entertainment Inc., Term Loan B, 8.66% (3 mo. USD Term SOFR + 3.25%), due 02/06/30(b)	317,963
6,484,000		Caesars Entertainment, Inc., 2024 Term Loan B1, 8.04% (3 mo. USD Term SOFR + 2.75%), due 02/06/31(b)	6,497,778
1,006,585		Camelot U.S. Acquisition LLC, 2024 Term Loan B, 8.08% (1 mo. USD Term SOFR + 2.75%), due 01/31/31(b)	1,007,319
1,368,975		Cardinal Parent, Inc., 2020 Term Loan B, 10.00% (3 mo. USD Term SOFR + 4.50%), due 11/12/27(b)	1,283,414
387,075		Carnival Corp., 2023 Term Loan B, 8.32% (1 mo. USD Term SOFR + 3.00%), due 08/08/27(b)	387,922
788,167		Carriage Purchaser, Inc., 2021 Term Loan B, 9.69% (1 mo. USD Term SOFR + 4.25%), due 10/02/28(b)	790,630
886,500		CB Poly U.S. Holdings, Inc., Term Loan B, 10.85% (3 mo. USD Term SOFR + 5.50%), due 05/18/29(b)	885,484
1,788,803		CCI Buyer, Inc., Term Loan, 9.32% (3 mo. USD Term SOFR + 4.00%), due 12/17/27(b)	1,780,498
918,786		Cengage Learning, Inc., 2024 Term Loan B, 9.58% (3 mo. USD Term SOFR + 4.25%), due 03/15/31(b)	918,819
1,987,487		Central Parent, Inc., 2023 Term Loan B, 9.31% (3 mo. USD Term SOFR + 4.00%), due 07/06/29(b)	1,995,296
490,000		Chromalloy Corp., 2024 Term Loan B TBD, due 03/21/31(f)	488,775
1,543,099		Cimpress Public Ltd. Co., USD Term Loan B, 8.94% (1 mo. USD Term SOFR + 3.50%), due 05/17/28(b)	1,544,547
1,027,813		Cinemark USA, Inc., 2023 Term Loan B, 9.08% (1 mo. USD Term SOFR + 3.75%), due 05/24/30(b)	1,032,739
447,287		Cinemark USA, Inc., 2023 Term Loan B, 9.10% (3 mo. USD Term SOFR + 3.75%), due 05/24/30(b)	449,430
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Bank Loans — continued
2,425,709	Citadel Securities LP, 2024 Term Loan B, 7.58% (1 mo. USD Term SOFR + 2.25%), due 07/29/30(b)	2,426,315
897,750	Clarios Global LP, 2024 Term Loan B, 8.33% (1 mo. USD Term SOFR + 3.00%), due 05/06/30(b)	900,555
178,206	Clear Channel Outdoor Holdings, Inc., 2024 Term Loan, 9.44% (1 mo. USD Term SOFR + 4.00%), due 08/23/28(b)	178,290
498,735	Cloud Software Group, Inc., 2022 USD Term Loan B TBD, due 03/30/29(f)	496,745
160,000	Cloudera, Inc., 2021 Second Lien Term Loan, 11.43% (1 mo. USD Term SOFR + 6.00%), due 10/08/29(b)	159,000
817,914	Cloudera, Inc., 2021 Term Loan, 9.08% (1 mo. USD Term SOFR + 3.75%), due 10/08/28(b)	815,485
358,683	Clydesdale Acquisition Holdings, Inc., Term Loan B, 9.11% (1 mo. USD Term SOFR + 3.68%), due 04/13/29(b)	359,532
1,180,943	CommScope, Inc., 2019 Term Loan B, 8.58% (1 mo. USD Term SOFR + 3.25%), due 04/06/26(b)	1,076,627
498,721	CoreLogic, Inc., Term Loan, 8.94% (1 mo. USD Term SOFR + 3.50%), due 06/02/28(b)	489,007
1,100,000	Cotiviti Corp., 2024 Term Loan TBD, due 02/21/31(f)	1,101,834
1,155,885	Cotiviti Corp., 2024 Term Loan TBD, due 02/21/31(f)	1,155,885
3,500,067	Crown Subsea Communications Holding,Inc., 2024 Term Loan B, 10.07% (3 mo. USD Term SOFR + 4.75%), due 01/30/31(b)	3,525,005
587,409	CTC Holdings LP, Term Loan B, 10.48% (3 mo. USD Term SOFR + 5.00%), due 02/20/29(b)	585,941
1,692,399	DCert Buyer, Inc., 2019 Term Loan B, 9.33% (1 mo. USD Term SOFR + 4.00%), due 10/16/26(b)	1,686,369
915,200	DCert Buyer, Inc., 2021 2nd Lien Term Loan, 12.33% (1 mo. USD Term SOFR + 7.00%), due 02/19/29(b)	828,733
833,775	Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 9.06% (3 mo. USD Term SOFR + 3.75%), due 04/09/27(b)	830,544
288,100	Deerfield Dakota Holding LLC, 2021 USD 2nd Lien Term Loan, 12.32% (3 mo. USD Term SOFR + 6.75%), due 04/07/28(b)	288,820
2,610,315	DirecTV Financing, LLC, 2024 Term Loan, 10.25% (2 mo. USD Term SOFR + 5.00%), due 08/02/29(b)	2,610,783
802,445	DirecTV Financing, LLC, 2024 Term Loan TBD, due 08/02/29(f)	802,589
1,150,000	DS Parent, Inc., Term Loan B, 10.81% (3 mo. USD Term SOFR + 5.50%), due 01/31/31(b)	1,140,895
1,646,590	Dun & Bradstreet Corp., 2024 Term Loan B, 8.08% (1 mo. USD Term SOFR + 2.75%), due 01/18/29(b)	1,648,135
347,900	Electron BidCo, Inc., 2021 Term Loan, 8.44% (1 mo. USD Term SOFR + 3.00%), due 11/01/28(b)	349,018
401,372	Embecta Corp., Term Loan B, 8.33% (1 mo. USD Term SOFR + 3.00%), due 03/30/29(b)	372,711
1,507,363	Emrld Borrower LP, Term Loan B, 7.79% (3 mo. USD Term SOFR + 2.50%), due 05/31/30(b)	1,507,551
930,702	Endure Digital, Inc., Term Loan, 9.42% (6 mo. USD Term SOFR + 3.50%), due 02/10/28(b)	910,634
335,160	EP Purchaser LLC, 2021 Term Loan B, 9.07% (3 mo. USD Term SOFR + 3.50%), due 11/06/28(b)	333,191
441,000	EVERTEC Group LLC, 2023 Term Loan B, 8.83% (1 mo. USD Term SOFR + 3.50%), due 10/30/30(b)	442,654
440,000	EyeCare Partners LLC, 2021 2nd Lien Term Loan, 12.32% (3 mo. USD Term SOFR + 6.75%), due 11/15/29(b)	162,067
470,400	EyeCare Partners LLC, 2021 Incremental Term Loan, 9.32% (3 mo. USD Term SOFR + 3.75%), due 11/15/28(b)	252,448

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Bank Loans — continued
987,500		EyeCare Partners LLC, 2022 Incremental Term Loan, 9.91% (3 mo. USD Term SOFR + 4.50%), due 11/15/28(b)	518,437
225,776		Fanatics Commerce Intermediate Holdco LLC, Term Loan B, 8.69% (1 mo. USD Term SOFR + 3.25%), due 11/24/28(b)	225,600
1,095,529		First Brands Group LLC, 2021 Term Loan, 10.57% (3 mo. USD Term SOFR + 5.00%), due 03/30/27(b)(f)	1,098,542
1,507,210		First Brands Group LLC, 2022 Incremental Term Loan, 10.57% (3 mo. USD Term SOFR + 5.00%), due 03/30/27(b)	1,510,665
1,306,725		Flutter Financing BV, Term Loan B, 7.66% (3 mo. USD Term SOFR + 2.25%), due 11/25/30(b)	1,308,475
476,749		Focus Financial Partners LLC, 2021 Term Loan B4, 7.83% (1 mo. USD Term SOFR + 2.50%), due 06/30/28(b)	475,557
897,727		Four Seasons Hotels, Ltd., 2024 Term Loan B, 7.32% (3 mo. USD Term SOFR + 2.00%), due 11/30/29(b)	899,972
113,573	EUR	Froneri International Ltd., 2020 EUR Term Loan B1, 5.99% (6 mo. EURIBOR + 2.13%), due 01/29/27(b)	121,711
647,083		Gainwell Acquisition Corp., Term Loan B, 9.41% (3 mo. USD Term SOFR + 4.00%), due 10/01/27(b)	620,998
3,042,976		Garda World Security Corp., 2022 Term Loan B, 9.58% (3 mo. USD Term SOFR + 4.25%), due 02/01/29(b)	3,051,853
982,097		Genesee & Wyoming, Inc., Term Loan, 7.45% (3 mo. USD Term SOFR + 2.00%), due 12/30/26(b)	983,456
687,000		Genesys Cloud Services Holdings II LLC, Term Loan B, 9.19% (1 mo. USD Term SOFR + 3.75%), due 12/01/27(b)	690,364
715,879		Geo Group, Inc., 2022 Tranche 1 Term Loan, 12.21% (1 mo. USD Term SOFR + 6.88%), due 03/23/27(b)	737,057
1,988,941		Gray Television, Inc., 2021 Term Loan D, 8.44% (1 mo. USD Term SOFR + 3.00%), due 12/01/28(b)	1,868,672
520,062		Greystone Select Financial LLC, Term Loan B, 10.57% (3 mo. USD Term SOFR + 5.00%), due 06/16/28(b)	520,062
372,000	EUR	GTCR W Merger Sub LLC, EUR Term Loan B, 7.15% (3 mo. EURIBOR + 3.25%), due 01/31/31(b)	402,664
1,923,012		GTCR W Merger Sub LLC, USD Term Loan B, 8.31% (1 mo. USD Term SOFR + 3.00%), due 01/31/31(b)	1,930,975
1,501,840		Harbor Freight Tools USA, Inc., 2021 Term Loan B, 8.19% (1 mo. USD Term SOFR + 2.75%), due 10/19/27(b)	1,502,740
223,250		Hayward Industries, Inc., 2022 Term Loan, 8.68% (1 mo. USD Term SOFR + 3.25%), due 05/30/28(b)	223,773
151,050		Hayward Industries, Inc., 2022 Term Loan, 10.75% (U.S. (Fed) Prime Rate + 2.25%), due 05/30/28(b)	151,404
178,200		Howden Group Holdings Ltd., 2023 USD Term Loan B, 9.33% (1 mo. USD Term SOFR + 4.00%), due 04/18/30(b)	179,147
978,272		Hudson River Trading LLC, 2021 Term Loan, 8.44% (1 mo. USD Term SOFR + 3.00%), due 03/20/28(b)	973,041
1,645,669		II-VI, Inc., 2022 Term Loan B, 8.08% (1 mo. USD Term SOFR + 2.75%), due 07/02/29(b)	1,651,018
620,277		Ingram Micro, Inc., 2023 Term Loan, 8.61% (3 mo. USD Term SOFR + 3.00%), due 06/30/28(b)	622,215
90,818		International Textile Group, Inc., 2023 Last Out Term Loan, 6.48% (3 mo. USD SOFR + 1.15%, 5.50% PIK), due 09/30/27(b)	66,676
59,550		International Textile Group, Inc., 2023 Term Loan, 13.98% (3 mo. USD Term SOFR + 8.65%), due 09/30/27(b)	59,327
517,483		IXS Holdings, Inc., 2020 Term Loan B, 9.69% (6 mo. USD Term SOFR + 4.25%), due 03/05/27(b)	494,011
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Bank Loans — continued
497,670		IXS Holdings, Inc., 2020 Term Loan B TBD, due 03/05/27(f)	475,097
1,600,810		Jazz Financing Lux S.a.r.l., 2024 Term Loan B, 8.44% (1 mo. USD Term SOFR + 3.00%), due 05/05/28(b)	1,610,370
1,310,660		Jump Financial LLC, Term Loan B, 9.82% (3 mo. USD Term SOFR + 4.50%), due 08/07/28(b)	1,295,915
1,140,000		Kaman Corp., 2024 Term Loan TBD, due 03/27/31(f)	1,142,137
144,431		Knight Health Holdings LLC, Term Loan B, 10.70% (1 mo. USD Term SOFR + 5.25%), due 12/23/28(b)	65,716
2,207,000	EUR	Kohler Energy Co. LLC, EUR Term Loan B TBD, due 01/30/31(f)	2,349,792
828,425		Lakeshore Intermediate LLC, Term Loan, 8.94% (1 mo. USD Term SOFR + 3.50%), due 09/29/28(b)	829,029
843,150		LIDS Holdings, Inc., Term Loan, 10.98% (3 mo. USD Term SOFR + 5.50%), due 12/14/26(b)	841,042
4,430,940		LifePoint Health, Inc., 2023 Term Loan B, 11.09% (3 mo. USD Term SOFR + 5.50%), due 11/16/28(b)	4,445,619
2,887,308		LifePoint Health, Inc., 2024 Term Loan B TBD, due 11/16/28(f)	2,898,395
684,250		LRS Holdings LLC, Term Loan B, 9.69% (1 mo. USD Term SOFR + 4.25%), due 08/31/28(b)	684,250
615,662		Magenta Buyer LLC, 2021 USD 1st Lien Term Loan, 10.57% (3 mo. USD Term SOFR + 5.00%), due 07/27/28(b)	367,345
2,444,729		MajorDrive Holdings IV LLC, Term Loan B, 9.57% (3 mo. USD Term SOFR + 4.00%), due 06/01/28(b)	2,451,350
934,095		McGraw-Hill Global Education Holdings LLC, 2021 Term Loan, 10.19% (1 mo. USD Term SOFR + 4.75%), due 07/28/28(b)	936,949
570,000		Medline Borrower LP, 2024 Term Loan B TBD, due 10/23/28(f)	571,807
1,080,833		MH Sub I LLC, 2023 Term Loan, 9.58% (1 mo. USD Term SOFR + 4.25%), due 05/03/28(b)	1,076,104
872,041		Michaels Cos., Inc., 2021 Term Loan B, 9.57% (3 mo. USD Term SOFR + 4.25%), due 04/15/28(b)	782,984
674,000		MIWD Holdco II LLC, 2024 Term Loan B2 TBD, due 03/21/31(f)	678,002
2,705,070		MKS Instruments, Inc., 2023 Term Loan B, 7.82% (1 mo. USD Term SOFR + 2.50%), due 08/17/29(b)	2,708,451
783,969		MPH Acquisition Holdings LLC, 2021 Term Loan B, 9.85% (3 mo. USD Term SOFR + 4.25%), due 09/01/28(b)	759,906
180,258		MRI Software LLC, 2020 Term Loan, 10.95% (3 mo. USD Term SOFR + 5.50%), due 02/10/27(b)	179,808
740,084		MRI Software LLC, 2020 Term Loan B, 10.95% (3 mo. USD Term SOFR + 5.50%), due 02/10/27(b)	732,239
1,339,875		Neptune Bidco U.S., Inc., 2022 USD Term Loan A, 10.17% (3 mo. USD Term SOFR + 4.75%), due 04/11/29(b)	1,230,292
2,533,074		Neptune Bidco U.S., Inc., 2022 USD Term Loan B, 10.42% (3 mo. USD Term SOFR + 5.00%), due 04/11/29(b)	2,343,094
1,660,000		Nexus Buyer LLC, 2023 Term Loan B2, 9.83% (1 mo. USD Term SOFR + 4.50%), due 12/13/28(b)	1,650,317
498,744		Nielsen Consumer, inc., 2023 USD Fifth Amendment Incremental Term Loan, 11.58% (1 mo. USD Term SOFR + 6.25%), due 03/06/28(b)	496,250
1,871,000	EUR	Olympus Water U.S. Holding Corp., 2021 EUR Term Loan B, 7.90% (3 mo. EURIBOR + 4.00%), due 11/09/28(b)	2,015,628
985,135		Olympus Water U.S. Holding Corp., 2021 USD Term Loan B, 9.32% (3 mo. USD Term SOFR + 3.75%), due 11/09/28(b)	986,674
488,775		Ontario Gaming GTA LP, Term Loan B, 9.60% (3 mo. USD Term SOFR + 4.25%), due 08/01/30(b)	491,088

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Bank Loans — continued
790,025	EUR	Organon & Co., EUR Term Loan B, 6.84% (1 mo. USD Term SOFR + 3.00%), due 06/02/28(b)	853,461
461,163		Oscar AcquisitionCo LLC, Term Loan B, 9.95% (3 mo. USD Term SOFR + 4.50%), due 04/29/29(b)	462,764
1,011,563		Parexel International Corp., 2021 1st Lien Term Loan, 8.69% (1 mo. USD Term SOFR + 3.25%), due 11/15/28(b)	1,014,839
843,331	EUR	Paysafe Holdings (U.S) Corp., EUR Term Loan B2, 6.83% (1 mo. USD Term SOFR + 3.00%), due 06/28/28(b)	894,010
654,925		PECF USS Intermediate Holding III Corp., Term Loan B, 9.82% (3 mo. USD Term SOFR + 4.25%), due 12/15/28(b)	501,563
780,000		Peer Holding III BV, 2023 USD Term Loan B4, 8.56% (3 mo. USD Term SOFR + 3.25%), due 10/28/30(b)	782,682
560,449		Peraton Corp., 2nd Lien Term Loan B1, 13.18% (3 mo. USD Term SOFR + 7.75%), due 02/01/29(b)	563,112
2,464,925		Peraton Corp., Term Loan B, 9.08% (1 mo. USD Term SOFR + 3.75%), due 02/01/28(b)	2,466,685
3,479,258		PetSmart, Inc., 2021 Term Loan B, 9.18% (1 mo. USD Term SOFR + 3.75%), due 02/11/28(b)	3,474,286
870,400		Phoenix Guarantor, Inc., 2024 Term Loan, 8.58% (1 mo. USD Term SOFR + 3.25%), due 02/21/31(b)	859,996
1,250,157		Planview Parent, Inc., Term Loan, 9.61% (3 mo. USD Term SOFR + 4.00%), due 12/17/27(b)	1,247,344
508,725		Prime Security Services Borrower LLC, 2023 Term Loan B, 7.83% (3 mo. USD Term SOFR + 2.50%), due 10/14/30(b)	509,644
2,274,061		Project Alpha Intermediate Holding, Inc., 2023 1st Lien Term Loan B, 10.06% (3 mo. USD Term SOFR + 4.75%), due 10/28/30(b)	2,288,590
660,059		Proofpoint, Inc., 1st Lien Term Loan, 8.58% (1 mo. USD Term SOFR + 3.25%), due 08/31/28(b)	660,884
597,800		Quikrete Holdings, Inc., 2023 Term Loan B, 8.19% (1 mo. USD Term SOFR + 2.75%), due 03/19/29(b)	599,057
943,470		Rand Parent LLC, 2023 Term Loan B, 9.57% (3 mo. USD Term SOFR + 4.25%), due 03/17/30(b)	945,976
483,111		Redstone Holdco 2 LP, 2021 Term Loan, 10.19% (1 mo. USD Term SOFR + 4.75%), due 04/27/28(b)	400,982
931,614	EUR	Roper Industrial Products Investment Co. LLC, 2023 EUR Term Loan, 8.40% (3 mo. EURIBOR + 4.50%), due 11/22/29(b)	1,010,335
1,529,588		Roper Industrial Products Investment Co. LLC, 2023 USD Term Loan, 9.35% (3 mo. USD Term SOFR + 4.00%), due 11/22/29(b)	1,539,421
191,762		RSC Acquisition, Inc., 2019 Term Loan, 10.96% (3 mo. USD Term SOFR + 5.50%), due 11/01/29(b)	192,241
7,378		RSC Acquisition, Inc., 2019 Term Loan, 10.99% (3 mo. USD Term SOFR + 5.50%), due 11/01/29(b)	7,396
14,053		RSC Acquisition, Inc., 2019 Term Loan, 11.00% (3 mo. USD Term SOFR + 5.50%), due 11/01/29(b)	14,088
54,253		RSC Acquisition, Inc., 2020 Incremental Term Loan, 10.96% (3 mo. USD Term SOFR + 5.50%), due 11/01/29(b)	54,389
5,199		RSC Acquisition, Inc., 2020 Incremental Term Loan, 10.99% (3 mo. USD Term SOFR + 5.50%), due 11/01/29(b)	5,212
24,004		RSC Acquisition, Inc., 2020 Incremental Term Loan, 11.00% (3 mo. USD Term SOFR + 5.50%), due 11/01/29(b)	24,064
34,854		RSC Acquisition, Inc., 2021 Term Loan C, 10.96% (3 mo. USD Term SOFR + 5.50%), due 11/01/29(b)	34,941
9,625		RSC Acquisition, Inc., 2021 Term Loan C, 10.99% (3 mo. USD Term SOFR + 5.50%), due 11/01/29(b)	9,649
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Bank Loans — continued
109,735	RSC Acquisition, Inc., 2021 Term Loan C, 11.00% (3 mo. USD Term SOFR + 5.50%), due 11/01/29(b)	110,009
25,619	RSC Acquisition, Inc., 2022 Tranche 2 Delayed Draw Term Loan, 10.96% (3 mo. USD Term SOFR + 5.49%), due 11/01/29(b)	25,683
45,700	RSC Acquisition, Inc., 2022 Tranche 2 Delayed Draw Term Loan, 11.00% (3 mo. USD Term SOFR + 5.49%), due 11/01/29(b)	45,815
55,334	RSC Acquisition, Inc., 2022 Tranche 2 Delayed Draw Term Loan, 10.99% (3 mo. USD Term SOFR + 5.50%), due 11/01/29(b)	55,472
48,524	RSC Acquisition, Inc., 2022 Tranche 2 Delayed Draw Term Loan, 11.33% (3 mo. USD Term SOFR + 6.00%), due 11/01/29(b)	48,403
6,754	RSC Acquisition, Inc., 2023 Tranche 2 Delayed Draw Term Loan, 11.31% (3 mo. USD Term SOFR + 6.00%), due 11/01/29(b)	6,737
148,796	RSC Acquisition, Inc., 2023 Tranche 2 Delayed Draw Term Loan, 11.34% (3 mo. USD Term SOFR + 6.00%), due 11/01/29(b)	148,424
64,248	RSC Acquisition, Inc., 2023 Tranche 2 Delayed Draw Term Loan, 11.34% (3 mo. USD Term SOFR + 6.00%), due 11/01/29(b)	64,088
1,110,000	Ryan LLC, Term Loan, 9.83% (1 mo. USD Term SOFR + 4.50%), due 11/14/30(b)	1,116,937
3,771,652	Sedgwick Claims Management Services, Inc., 2023 Term Loan B, 9.08% (1 mo. USD Term SOFR + 3.75%), due 02/24/28(b)	3,782,258
515,812	SkyMiles IP Ltd., 2020 Skymiles Term Loan B, 9.07% (3 mo. USD Term SOFR + 3.75%), due 10/20/27(b)	532,415
1,079,711	Solis IV BV, USD Term Loan B1, 8.82% (3 mo. USD Term SOFR + 3.50%), due 02/26/29(b)	1,069,167
754,300	Sotera Health Holdings LLC, 2023 Incremental Term Loan B, 9.08% (1 mo. USD Term SOFR + 3.75%), due 12/11/26(b)	755,243
569,026	Spencer Spirit IH LLC, Term Loan B, 11.42% (1 mo. USD Term SOFR + 6.00%), due 06/19/26(b)	570,686
1,019,553	SPX FLOW, Inc., 2022 Term Loan, 9.93% (1 mo. USD Term SOFR + 4.50%), due 04/05/29(b)	1,025,033
1,323,000	Star Parent, Inc., Term Loan B, 9.31% (3 mo. USD Term SOFR + 4.00%), due 09/27/30(b)	1,316,138
1,580,000	Station Casinos LLC, 2024 Term Loan B TBD, due 03/07/31(f)	1,579,859
698,228	Sycamore Buyer LLC, Term Loan B, 7.69% (1 mo. USD Term SOFR + 2.25%), due 07/23/29(b)	683,682
1,112,144	Thermostat Purchaser III, Inc., Term Loan, 9.99% (3 mo. USD Term SOFR + 4.50%), due 08/31/28(b)	1,099,633
987,525	Triton Water Holdings, Inc., 2024 Incremental Term Loan B, 9.33% (3 mo. USD Term SOFR + 4.00%), due 03/31/28(b)	980,941
739,102	Triton Water Holdings, Inc., Term Loan, 8.86% (3 mo. USD Term SOFR + 3.25%), due 03/31/28(b)	732,173
2,296,000	Truist Insurance Holdings LLC, 1st Lien Term Loan TBD, due 03/24/31(f)	2,295,036
1,112,000	Truist Insurance Holdings LLC, 2nd Lien Term Loan TBD, due 03/08/32(f)	1,120,340
374,571	Tutor Perini Corp., Term Loan B TBD, due 08/18/27(f)	373,947
1,265,697	Uber Technologies, Inc., 2023 Term Loan B, 8.08% (3 mo. USD Term SOFR + 2.75%), due 03/03/30(b)	1,272,729
797,958	UFC Holdings LLC, 2021 Term Loan B, 8.34% (3 mo. USD Term SOFR + 2.75%), due 04/29/26(b)	799,853
533,321	UKG, Inc., 2024 Term Loan B, 8.81% (3 mo. USD Term SOFR + 3.50%), due 02/10/31(b)	536,251
1,380,000	United Airlines, Inc., 2024 Term Loan B, 8.08% (3 mo. USD Term SOFR + 2.75%), due 02/15/31(b)	1,383,558
391,020	USI, Inc., 2023 Acquisition Term Loan, 8.60% (3 mo. USD Term SOFR + 3.25%), due 09/27/30(b)	391,967

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Bank Loans — continued
1,407,600	UST Holdings Ltd., Term Loan, 8.94% (1 mo. USD Term SOFR + 3.50%), due 11/20/28(b)	1,405,401
1,699,487	Verscend Holding Corp., 2021 Term Loan B, 9.44% (1 mo. USD Term SOFR + 4.00%), due 08/27/25(b)	1,701,004
1,312,846	Vertex Aerospace Services Corp., 2021 First Lien Term Loan, 8.58% (1 mo. USD Term SOFR + 3.25%), due 12/06/28(b)	1,316,948
1,326,204	Vertiv Group Corp., 2023 Term Loan B, 7.94% (1 mo. USD Term SOFR + 2.50%), due 03/02/27(b)	1,329,046
402,967	VFH Parent LLC, 2022 Term Loan B, 8.43% (1 mo. USD Term SOFR + 3.00%), due 01/13/29(b)	402,967
590,000	Virgin Media Bristol LLC, 2023 USD Term Loan Y, 8.79% (6 mo. USD Term SOFR + 3.25%), due 03/31/31(b)	581,093
1,649,297	Virgin Media Bristol LLC, USD Term Loan N, 7.94% (1 mo. USD Term SOFR + 2.50%), due 01/31/28(b)	1,626,876
1,863,780	VM Consolidated, Inc., 2024 Term Loan B, 8.08% (1 mo. USD Term SOFR + 2.75%), due 03/24/28(b)	1,873,681
632,415	VT Topco, Inc., 2023 Term Loan B, 9.58% (1 mo. USD Term SOFR + 4.25%), due 08/09/30(b)	634,639
632,404	VT Topco, Inc., 2023 Term Loan B TBD, due 08/09/30(f)	634,889
107,651	Western Dental Services, Inc., 2021 Delayed Draw Term Loan, 4.50% (3 mo. USD Term SOFR + 4.50%), due 08/18/28(b)	67,148
1,055,700	Western Dental Services, Inc., 2021 Term Loan B, 10.10% (3 mo. USD Term SOFR + 4.50%), due 08/18/28(b)	658,493
481,000	Wheel Pros LLC, 2023 FILO Term Loan, 14.46% (3 mo. USD Term SOFR + 8.87%), due 02/10/28(b)	521,885
723,350	Worldwide Express Operations LLC, 2021 1st Lien Term Loan, 9.57% (3 mo. USD Term SOFR + 4.00%), due 07/26/28(b)	720,863
480,000	WW International, Inc., 2021 Term Loan B, 8.83% (1 mo. USD Term SOFR + 3.50%), due 04/13/28(b)	210,600
		204,308,115
	Convertible Debt — 0.7%
200,000	Axon Enterprise, Inc., 0.50%, due 12/15/27	291,610
375,000	Block, Inc., 0.13%, due 03/01/25	384,844
110,000	Booking Holdings, Inc., 0.75%, due 05/01/25	212,850
205,000	Carnival Corp., 5.75%, due 12/01/27	309,550
645,000	Cloudflare, Inc., 3.52%, due 08/15/26(h)	606,139
165,000	CyberArk Software Ltd., due 11/15/24(h)	281,915
1,450,000	DISH Network Corp., 25.17%, due 12/15/25(h)	1,065,750
990,000	DraftKings Holdings, Inc., 4.49%, due 03/15/28(h)	858,825
665,000	DraftKings Holdings, Inc., 4.49%, due 03/15/28(h)	576,887
270,000	Fluor Corp., 1.13%, due 08/15/29 144A	304,627
170,000	Freshpet, Inc., 3.00%, due 04/01/28	305,705
146,000	Gannett Co., Inc., 6.00%, due 12/01/27 144A	131,400
245,000	Guidewire Software, Inc., 1.25%, due 03/15/25	283,833
100,000	HubSpot, Inc., 0.38%, due 06/01/25	224,450
260,000	Liberty Media Corp., 3.75%, due 03/15/28	319,670
360,000	Liberty Media Corp.-Liberty Formula One, 2.25%, due 08/15/27	369,960
570,000	Liberty TripAdvisor Holdings, Inc., 0.50%, due 06/30/51 144A	540,417
840,000	Multiplan Corp., 6.00%, (6.00% Cash or 7.00% PIK), due 10/15/27 144A	596,381
195,000	NRG Energy, Inc., 2.75%, due 06/01/48	323,115
225,000	Nutanix, Inc., 0.25%, due 10/01/27	276,750
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Convertible Debt — continued
265,000		Parsons Corp., 2.63%, due 03/01/29 144A	288,187
90,000		Royal Caribbean Cruises Ltd., 6.00%, due 08/15/25	256,230
250,000		Sarepta Therapeutics, Inc., 1.25%, due 09/15/27	292,650
245,000		Seagate HDD Cayman, 3.50%, due 06/01/28 144A	312,742
2,840,000		Stem, Inc., 0.50%, due 12/01/28 144A	1,398,554
240,000		TransMedics Group, Inc., 1.50%, due 06/01/28 144A	264,230
680,000		Uber Technologies, Inc., Series 2028, 0.88%, due 12/01/28 144A	842,860
260,000		Welltower OP LLC, 2.75%, due 05/15/28 144A	290,706
210,000		Western Digital Corp., 3.00%, due 11/15/28 144A	308,280
210,000		Zillow Group, Inc., 0.75%, due 09/01/24	248,186
160,000		Zscaler, Inc., 0.13%, due 07/01/25	218,792
			12,986,095
		Corporate Debt — 36.1%
290,000		ABN AMRO Bank NV, 4.75%, due 07/28/25 144A	285,710
1,200,000		ABN AMRO Bank NV, 6.34% (1 yr. CMT + 1.65%), due 09/18/27(b) 144A	1,221,059
315,000		Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/02/47 144A	283,342
427,350		Accelerate360 Holdings LLC, 8.00%, due 03/01/28 144A	445,540
1,205,000		Adani Ports & Special Economic Zone Ltd., 4.38%, due 07/03/29(i)	1,075,520
700,000		Adani Ports & Special Economic Zone Ltd., 5.00%, due 08/02/41 144A	560,278
245,000	EUR	Adevinta ASA, 3.00%, due 11/15/27 144A	266,712
355,000		Adtalem Global Education, Inc., 5.50%, due 03/01/28 144A	340,146
230,000		Advanced Drainage Systems, Inc., 5.00%, due 09/30/27 144A	223,325
1,780,000		Advanced Drainage Systems, Inc., 6.38%, due 06/15/30 144A	1,790,867
380,000		AerCap Holdings NV, 5.88% (5 yr. CMT + 4.54%), due 10/10/79(b)	377,571
950,000		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, due 01/30/32	815,122
1,900,000		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, due 07/15/25	1,918,984
1,590,000		Air Canada, 3.88%, due 08/15/26 144A	1,519,167
1,495,000		Akbank TAS, 6.80%, due 02/06/26 144A	1,503,342
880,000		Akumin, Inc., 9.00%, due 08/01/27 144A	764,500
3,190,000		Alibaba Group Holding Ltd., 3.15%, due 02/09/51	2,123,850
410,000		Allen Media LLC/Allen Media Co.-Issuer, Inc., 10.50%, due 02/15/28 144A	190,400
910,000		Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, due 07/15/26 144A	910,166
240,000		Allison Transmission, Inc., 4.75%, due 10/01/27 144A	231,145
1,500,000		Ally Financial, Inc., 6.85% (SOFR + 2.82%), due 01/03/30(b)	1,544,998
1,660,000		Altice Financing SA, 5.75%, due 08/15/29 144A	1,331,688
1,820,000		Altice France Holding SA, 10.50%, due 05/15/27 144A	682,666
860,000		Altice France SA, 5.13%, due 07/15/29(j) 144A	582,305
300,000		Altice France SA, 5.50%, due 10/15/29 144A	204,000
310,000		Altria Group, Inc., 5.95%, due 02/14/49	315,765
1,435,000		Ambipar Lux SARL, 9.88%, due 02/06/31 144A	1,438,702
470,000		AMC Entertainment Holdings, Inc., 7.50%, due 02/15/29(j) 144A	314,332
6,650,000	MXN	America Movil SAB de CV, 7.13%, due 12/09/24	388,416
554,435		American Airlines Pass-Through Trust, 4.95%, due 08/15/26	546,738
670,000		American Airlines, Inc., 7.25%, due 02/15/28(j) 144A	680,937
1,510,000		American Airlines, Inc., 8.50%, due 05/15/29 144A	1,596,194
615,000		American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, due 04/20/26 144A	611,196
900,000		American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, due 04/20/29 144A	885,375

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
499,674		American News Co. LLC, 8.50% (8.50% Cash or 10.00% PIK), due 09/01/26 144A	557,761
1,055,000		Ameriprise Financial, Inc., 4.50%, due 05/13/32	1,023,345
2,695,000		AmWINS Group, Inc., 6.38%, due 02/15/29 144A	2,711,232
445,000		Anglo American Capital PLC, 2.88%, due 03/17/31 144A	379,029
365,000		Anglo American Capital PLC, 3.88%, due 03/16/29 144A	341,793
295,000		Anglo American Capital PLC, 3.95%, due 09/10/50 144A	222,127
1,385,000		AngloGold Ashanti Holdings PLC, 3.75%, due 10/01/30	1,211,309
380,000		Antares Holdings LP, 3.95%, due 07/15/26 144A	357,479
1,055,000		Antero Resources Corp., 7.63%, due 02/01/29 144A	1,084,411
1,855,000		AP Moller - Maersk AS, 5.88%, due 09/14/33 144A	1,909,601
750,000		ARD Finance SA, 6.50% (6.50% Cash or 7.25% PIK), due 06/30/27 144A	251,766
900,000		Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, due 09/01/29(j) 144A	726,423
760,000		Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, due 06/15/27 144A	738,624
740,000		Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, due 08/15/27(j) 144A	466,996
2,200,000	EUR	Ardonagh Finco Ltd., 6.88%, due 02/15/31 144A	2,349,270
1,320,000		Ardonagh Finco Ltd., 7.75%, due 02/15/31 144A	1,315,388
2,300,000		Ardonagh Group Finance Ltd., 8.88%, due 02/15/32 144A	2,273,337
2,700,000		ARES Capital Corp., 5.88%, due 03/01/29	2,693,304
1,010,000		Ashtead Capital, Inc., 5.80%, due 04/15/34 144A	1,009,438
340,000		Ashtead Capital, Inc., 5.95%, due 10/15/33 144A	343,998
37,500,000	MXN	Asian Infrastructure Investment Bank, 9.91%, due 02/08/38(h)(i)	635,763
557,000		AT&T, Inc., 3.50%, due 09/15/53	393,289
450,000		AT&T, Inc., 3.65%, due 09/15/59	313,556
275,000		AT&T, Inc., 3.80%, due 12/01/57	199,268
980,000		AthenaHealth Group, Inc., 6.50%, due 02/15/30(j) 144A	897,341
390,000		Australia & New Zealand Banking Group Ltd., 2.95% (5 yr. CMT + 1.29%), due 07/22/30(b) 144A	374,889
60,000		AutoNation, Inc., 4.75%, due 06/01/30	57,659
1,415,000		Avient Corp., 7.13%, due 08/01/30 144A	1,452,155
780,000		Avnet, Inc., 5.50%, due 06/01/32	755,238
650,000		Avolon Holdings Funding Ltd., 4.25%, due 04/15/26 144A	627,585
400,000		B3 SA - Brasil Bolsa Balcao, 4.13%, due 09/20/31 144A	351,103
2,265,000		Bain Capital Specialty Finance, Inc., 2.55%, due 10/13/26	2,081,212
2,600,000		Banco Bilbao Vizcaya Argentaria SA, 7.88% (1 yr. CMT + 3.30%), due 11/15/34(b)	2,846,797
960,000		Banco de Credito e Inversiones SA, 3.50%, due 10/12/27(i)	907,860
510,000		Banco de Credito e Inversiones SA, 8.75% (5 yr. CMT + 4.94%)(b)(k) 144A	526,256
1,555,000		Banco do Brasil SA, 6.00%, due 03/18/31 144A	1,564,719
1,290,000		Banco Mercantil del Norte SA, 7.50% (10 yr. CMT + 5.47%)(b)(k) 144A	1,287,685
800,000		Banco Santander SA, 4.18% (1 yr. CMT + 2.00%), due 03/24/28(b)	771,390
1,200,000		Banco Santander SA, 6.53% (1 yr. CMT + 1.65%), due 11/07/27(b)	1,231,214
1,400,000		Banco Santander SA, 6.92%, due 08/08/33	1,466,203
1,460,000		Banijay Entertainment SASU, 8.13%, due 05/01/29 144A	1,506,997
2,430,000		Bank of America Corp., 5.20% (SOFR + 1.63%), due 04/25/29(b)	2,433,049
1,645,000		Bank of America Corp., 6.25% (3 mo. USD Term SOFR + 3.97%)(b)(k)	1,650,985
1,440,000		Bank of Nova Scotia, 8.00% (5 yr. CMT + 4.02%), due 01/27/84(b)	1,468,912
1,515,000		Barclays PLC, 6.13% (5 yr. CMT + 5.87%)(b)(k)	1,464,067
2,490,000		Barclays PLC, 7.12% (SOFR + 3.57%), due 06/27/34(b)	2,656,361
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
350,000		Barclays PLC, 8.00% (5 yr. CMT + 5.67%)(b)(k)	349,957
260,000		Bath & Body Works, Inc., 5.25%, due 02/01/28	254,825
560,000		Bath & Body Works, Inc., 6.63%, due 10/01/30(j) 144A	572,571
874,000		Bath & Body Works, Inc., 7.60%, due 07/15/37	870,051
575,000		Bausch & Lomb Corp., 8.38%, due 10/01/28 144A	595,648
420,000		Bausch Health Cos., Inc., 5.50%, due 11/01/25 144A	396,900
340,000		Bausch Health Cos., Inc., 6.13%, due 02/01/27 144A	212,175
150,000		Bausch Health Cos., Inc., 7.00%, due 01/15/28 144A	67,743
525,000		Baytex Energy Corp., 8.50%, due 04/30/30 144A	548,663
1,375,000		BBVA Bancomer SA, 8.13% (5 yr. CMT + 4.21%), due 01/08/39(b) 144A	1,425,457
2,062,000		Berry Petroleum Co. LLC, 7.00%, due 02/15/26 144A	2,036,879
3,080,000		BGC Group, Inc., 4.38%, due 12/15/25	2,996,676
840,000		BlackRock TCP Capital Corp., 2.85%, due 02/09/26	788,516
2,105,000		Blackstone Private Credit Fund, 2.63%, due 12/15/26	1,921,622
2,680,000		Blackstone Secured Lending Fund, 2.85%, due 09/30/28	2,364,514
655,000		Blue Owl Capital Corp. II, 8.45%, due 11/15/26 144A	674,974
740,000		Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, due 12/15/25 144A	744,665
1,365,000		BNP Paribas SA, 4.50% (5 yr. CMT + 2.94%)(b)(j)(k) 144A	1,111,704
1,930,000		BNP Paribas SA, 4.63% (5 yr. CMT + 3.20%)(b)(k) 144A	1,754,882
1,820,000		BNP Paribas SA, 7.75% (5 yr. CMT + 4.90%)(b)(k) 144A	1,867,653
1,260,000		BNP Paribas SA, 8.00% (5 yr. CMT + 3.73%)(b)(k) 144A	1,289,144
2,210,000		Bombardier, Inc., 7.88%, due 04/15/27 144A	2,212,926
1,985,000		Boost Newco Borrower LLC, 7.50%, due 01/15/31 144A	2,079,442
2,325,000		Brighthouse Financial, Inc., 3.85%, due 12/22/51	1,529,176
805,000		British Telecommunications PLC, 9.63%, due 12/15/30	987,797
2,165,000		Broadcom, Inc., 4.15%, due 04/15/32 144A	2,009,320
900,000		Builders FirstSource, Inc., 4.25%, due 02/01/32 144A	807,768
1,750,000		Builders FirstSource, Inc., 6.38%, due 03/01/34 144A	1,759,412
800,000		Burford Capital Global Finance LLC, 6.25%, due 04/15/28 144A	779,925
630,000		Burford Capital Global Finance LLC, 9.25%, due 07/01/31 144A	667,569
890,000		Caesars Entertainment, Inc., 4.63%, due 10/15/29 144A	812,277
2,200,000		Caesars Entertainment, Inc., 6.50%, due 02/15/32 144A	2,220,748
610,000		Caesars Entertainment, Inc., 7.00%, due 02/15/30 144A	626,537
1,175,000		Caesars Entertainment, Inc., 8.13%, due 07/01/27 144A	1,204,159
1,470,000		CaixaBank SA, 6.04% (SOFR + 2.26%), due 06/15/35(b) 144A	1,483,723
2,875,000		Capital One Financial Corp., 6.05% (SOFR + 2.26%), due 02/01/35(b)(j)	2,928,751
500,000		Carnival Corp., 4.00%, due 08/01/28 144A	466,085
1,460,000		Carnival Corp., 5.75%, due 03/01/27 144A	1,445,926
1,100,000	EUR	Carnival Corp., 7.63%, due 03/01/26(i)	1,213,542
640,000		Carnival Corp., 10.50%, due 06/01/30 144A	700,481
790,000		Carnival Holdings Bermuda Ltd., 10.38%, due 05/01/28 144A	862,272
760,000		Carriage Purchaser, Inc., 7.88%, due 10/15/29 144A	677,939
5,105,000		CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, due 02/01/31 144A	4,172,188
245,000		CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, due 03/01/30 144A	210,520
770,000		Celulosa Arauco y Constitucion SA, 5.15%, due 01/29/50 144A	629,351
1,185,000		Cemex SAB de CV, 5.13% (5 yr. CMT + 4.53%)(b)(k) 144A	1,145,993
1,000,000		Central Parent, Inc./CDK Global, Inc., 7.25%, due 06/15/29 144A	1,021,952
100,000		Charles Schwab Corp., 2.90%, due 03/03/32	85,790
540,000		Charles Schwab Corp., 5.85% (SOFR + 2.50%), due 05/19/34(b)	553,334

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
410,000		Chart Industries, Inc., 7.50%, due 01/01/30 144A	426,275
320,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, due 04/01/33(j)	283,776
560,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 5.13%, due 07/01/49	434,382
330,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 5.38%, due 04/01/38	286,871
2,070,000		Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 5.13%, due 04/01/25 144A	2,062,457
1,090,000		Chord Energy Corp., 6.38%, due 06/01/26 144A	1,095,353
550,000		CHS/Community Health Systems, Inc., 5.25%, due 05/15/30 144A	448,955
1,400,000		CHS/Community Health Systems, Inc., 5.63%, due 03/15/27 144A	1,290,044
1,840,000		CHS/Community Health Systems, Inc., 6.00%, due 01/15/29 144A	1,609,619
1,280,000		CHS/Community Health Systems, Inc., 6.13%, due 04/01/30(j) 144A	924,139
740,000		CHS/Community Health Systems, Inc., 10.88%, due 01/15/32 144A	763,141
935,000	EUR	Cirsa Finance International SARL, 6.50%, due 03/15/29 144A	1,036,982
1,195,000	EUR	Cirsa Finance International SARL, 7.88%, due 07/31/28 144A	1,369,653
830,000		Citigroup, Inc., 4.00% (5 yr. CMT + 3.60%)(b)(k)	797,834
170,000		Citigroup, Inc., 6.30% (3 mo. USD Term SOFR + 3.68%)(b)(k)	169,964
1,075,000		Citigroup, Inc., 7.38% (5 yr. CMT + 3.21%)(b)(j)(k)	1,120,432
495,000		Clarivate Science Holdings Corp., 4.88%, due 07/01/29 144A	458,467
600,000		Clean Harbors, Inc., 5.13%, due 07/15/29 144A	577,277
1,760,000		Clear Channel Outdoor Holdings, Inc., 5.13%, due 08/15/27 144A	1,660,349
1,150,000		Clearway Energy Operating LLC, 3.75%, due 02/15/31 144A	988,178
235,000		Clearway Energy Operating LLC, 4.75%, due 03/15/28 144A	223,552
980,000		Clydesdale Acquisition Holdings, Inc., 8.75%, due 04/15/30 144A	963,913
1,645,000		Coca-Cola Icecek AS, 4.50%, due 01/20/29 144A	1,540,476
500,000		Coherent Corp., 5.00%, due 12/15/29 144A	471,445
1,390,000		Colombia Telecomunicaciones SA ESP, 4.95%, due 07/17/30 144A	965,043
2,505,000		Comcast Corp., 4.25%, due 10/15/30	2,420,839
1,355,000		Comerica, Inc., 5.98% (SOFR + 2.16%), due 01/30/30(b)	1,339,544
530,000		Commercial Metals Co., 3.88%, due 02/15/31	473,213
1,600,000	EUR	Commerzbank AG, 6.13% (5 yr. EUR swap annual + 6.36%)(b)(i)(k)	1,708,798
920,000		CommScope, Inc., 4.75%, due 09/01/29 144A	664,700
360,000		CommScope, Inc., 6.00%, due 03/01/26(j) 144A	329,850
620,000		Continental Resources, Inc., 5.75%, due 01/15/31 144A	616,706
1,600,000	EUR	Cooperatieve Rabobank UA, 4.63% (5 yr. EUR swap annual + 4.10%)(b)(i)(k)	1,697,869
1,130,000		CoreCivic, Inc., 4.75%, due 10/15/27(j)	1,070,100
830,000		CoreCivic, Inc., 8.25%, due 04/15/29	868,798
260,000		Corp. Nacional del Cobre de Chile, 5.13%, due 02/02/33 144A	248,167
690,000		Corp. Nacional del Cobre de Chile, 6.30%, due 09/08/53 144A	691,092
1,620,000		Cosan Luxembourg SA, 7.25%, due 06/27/31 144A	1,655,536
660,000		Coterra Energy, Inc., 3.90%, due 05/15/27	635,503
825,000	EUR	Coty, Inc., 5.75%, due 09/15/28 144A	925,793
450,000		Country Garden Holdings Co. Ltd., 8.00%, due 01/27/24(i)(l)	33,390
3,212,000	PEN	Credicorp Capital Sociedad Titulizadora SA, 10.10%, due 12/15/43(i)	874,320
300,000	EUR	Credit Agricole SA, 4.00% (5 yr. EUR swap annual + 4.37%)(b)(i)(k)	304,088
2,238,000		Credit Agricole SA, 4.75% (5 yr. CMT + 3.24%)(b)(k) 144A	1,971,216
1,000,000	GBP	Credit Agricole SA, 7.50% (5 yr. GBP SONIA Linked ICE swap + 4.81%)(b)(i)(k)	1,261,157
1,960,000		Credit Agricole SA, 8.13% (5 yr. USD swap + 6.19%)(b)(j)(k) 144A	2,003,002
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
450,000		Credit Suisse AG, 3.63%, due 09/09/24	445,844
260,000		Credit Suisse AG, 4.75%, due 08/09/24	259,077
1,585,000		Credit Suisse AG, 7.95%, due 01/09/25	1,611,639
750,000		Crescent Energy Finance LLC, 7.63%, due 04/01/32 144A	756,315
590,000		Crescent Energy Finance LLC, 9.25%, due 02/15/28 144A	623,471
500,000		Crowdstrike Holdings, Inc., 3.00%, due 02/15/29	443,984
880,000		Crown Castle, Inc., 5.80%, due 03/01/34	900,621
1,270,000		CSC Holdings LLC, 4.13%, due 12/01/30 144A	909,117
650,000		CSC Holdings LLC, 5.38%, due 02/01/28 144A	559,639
300,000		CSC Holdings LLC, 5.50%, due 04/15/27 144A	268,708
820,000		CSC Holdings LLC, 7.50%, due 04/01/28(j) 144A	553,415
1,290,000		CSC Holdings LLC, 11.25%, due 05/15/28 144A	1,279,426
2,330,000		CSC Holdings LLC, 11.75%, due 01/31/29 144A	2,335,090
1,330,000		Cushman & Wakefield U.S. Borrower LLC, 8.88%, due 09/01/31(j) 144A	1,406,671
1,640,000		Darling Ingredients, Inc., 6.00%, due 06/15/30 144A	1,626,524
143,000		Dell International LLC/EMC Corp., 8.35%, due 07/15/46	185,148
660,000		Deutsche Bank AG, 3.73% (SOFR + 2.76%), due 01/14/32(b)	556,342
325,000		Deutsche Bank AG, 6.72% (SOFR + 3.18%), due 01/18/29(b)	336,304
975,000		Deutsche Bank AG, 7.08% (SOFR + 3.65%), due 02/10/34(b)	1,003,500
200,000		Deutsche Bank AG, 7.50% (5 yr. USD ICE swap + 5.00%)(b)(k)	197,115
360,000		Devon Energy Corp., 5.00%, due 06/15/45	319,750
3,540,000		Directv Financing LLC, 8.88%, due 02/01/30 144A	3,534,902
450,000		Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.88%, due 08/15/27 144A	425,998
1,200,000		Discover Financial Services, 7.96% (SOFR + 3.37%), due 11/02/34(b)	1,360,364
1,400,000		DISH DBS Corp., 5.13%, due 06/01/29	585,093
270,000		DISH DBS Corp., 5.25%, due 12/01/26 144A	213,107
580,000		DISH DBS Corp., 5.75%, due 12/01/28 144A	399,695
1,840,000		DISH DBS Corp., 5.88%, due 11/15/24(j)	1,764,504
800,000		DISH Network Corp., 11.75%, due 11/15/27 144A	817,529
740,000		DP World Ltd., 5.63%, due 09/25/48 144A	706,245
255,000		Dun & Bradstreet Corp., 5.00%, due 12/15/29(j) 144A	235,591
1,460,000		Ecopetrol SA, 4.63%, due 11/02/31	1,215,566
1,350,000		Ecopetrol SA, 8.38%, due 01/19/36	1,363,559
900,000		Edison International, 5.38% (5 yr. CMT + 4.70%)(b)(k)	873,169
2,110,000		Eli Lilly & Co., 5.00%, due 02/27/26	2,107,899
2,420,000	EUR	EMRLD Borrower LP/Emerald Co.-Issuer, Inc., 6.38%, due 12/15/30 144A	2,752,667
2,250,000		Enbridge, Inc., 6.20%, due 11/15/30	2,385,073
1,250,000		Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, due 01/30/28 144A	1,260,914
1,345,000		Endeavour Mining PLC, 5.00%, due 10/14/26 144A	1,272,521
615,000		Endeavour Mining PLC, 5.00%, due 10/14/26(i)	581,859
755,000		Enel Finance America LLC, 2.88%, due 07/12/41 144A	513,328
980,000		Energean Israel Finance Ltd., 5.88%, due 03/30/31(i)	861,665
1,065,000	EUR	Energizer Gamma Acquisition BV, 3.50%, due 06/30/29 144A	1,026,246
180,000		Energy Transfer LP, 5.35%, due 05/15/45	166,394
710,000		Energy Transfer LP, 6.25%, due 04/15/49	729,406
1,010,000		Energy Transfer LP, 7.13% (5 yr. CMT + 5.31%)(b)(k)	988,574
230,000		Energy Transfer LP, 9.60% (3 mo. USD Term SOFR + 4.29%)(b)(k)	229,309
2,530,000		Entegris, Inc., 5.95%, due 06/15/30 144A	2,502,479

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
1,015,000		Enterprise Products Operating LLC, 5.25% (3 mo. USD Term SOFR + 3.29%), due 08/16/77(b)	965,677
500,000		Enterprise Products Operating LLC, 5.38% (3 mo. USD Term SOFR + 2.83%), due 02/15/78(b)	467,235
265,000		EPR Properties, 3.75%, due 08/15/29	234,292
140,000		EQM Midstream Partners LP, 6.50%, due 07/01/27 144A	141,363
800,000		EQM Midstream Partners LP, 7.50%, due 06/01/30 144A	855,892
70,000		EQT Corp., 7.00%, due 02/01/30	74,424
1,250,000		Equifax, Inc., 5.10%, due 12/15/27	1,249,398
1,240,000	EUR	Eroski S Coop, 10.63%, due 04/30/29 144A	1,438,301
870,000		Esab Corp., 6.25%, due 04/15/29(c) 144A	875,162
6,000,000	ZAR	Eskom Holdings SOC Ltd., 7.50%, due 09/15/33	222,679
6,232,400,000	IDR	European Bank for Reconstruction & Development, 4.60%, due 12/09/25	383,417
26,974,000,000	IDR	European Bank for Reconstruction & Development, 5.20%, due 05/28/24	1,696,359
38,530,000	MXN	European Investment Bank, 4.25%, due 06/19/24	2,293,708
18,590,000	MXN	European Investment Bank, 7.75%, due 01/30/25	1,086,595
480,000		First Abu Dhabi Bank PJSC, 4.50% (5 yr. CMT + 4.14%)(b)(i)(k)	463,477
1,830,000		First Quantum Minerals Ltd., 6.88%, due 10/15/27(j) 144A	1,756,654
2,970,000		First Quantum Minerals Ltd., 9.38%, due 03/01/29 144A	3,080,380
1,610,000		FirstCash, Inc., 5.63%, due 01/01/30 144A	1,531,410
380,000		FirstEnergy Corp., 2.65%, due 03/01/30	326,979
1,409,418		Five Point Operating Co. LP/Five Point Capital Corp., 10.50%, due 01/15/28 144A	1,452,287
1,430,000		Foot Locker, Inc., 4.00%, due 10/01/29(j) 144A	1,205,282
3,490,000		Ford Motor Co., 3.25%, due 02/12/32	2,904,966
3,730,000		Ford Motor Credit Co. LLC, 3.63%, due 06/17/31	3,227,090
1,395,000		Ford Motor Credit Co. LLC, 6.95%, due 03/06/26	1,422,177
500,000		Fox Corp., 6.50%, due 10/13/33	529,806
2,190,000		Freeport Indonesia PT, 5.32%, due 04/14/32 144A	2,144,422
585,000		Freeport Indonesia PT, 6.20%, due 04/14/52 144A	582,015
300,000		Freeport Minerals Corp., 7.13%, due 11/01/27	313,500
455,000		Freeport-McMoRan, Inc., 4.63%, due 08/01/30	437,510
4,350,000		Freeport-McMoRan, Inc., 5.45%, due 03/15/43	4,168,319
1,470,000		Full House Resorts, Inc., 8.25%, due 02/15/28(j) 144A	1,406,032
42,310		Galaxy Pipeline Assets Bidco Ltd., 2.94%, due 09/30/40	34,028
250,000		Gannett Holdings LLC, 6.00%, due 11/01/26 144A	228,837
1,150,000	GBP	Gatwick Airport Finance PLC, 4.38%, due 04/07/26(i)	1,402,704
880,000		Gen Digital, Inc., 7.13%, due 09/30/30(j) 144A	904,965
1,170,000		General Electric Co., 5.88%, due 01/14/38	1,246,163
360,000		General Motors Co., 6.60%, due 04/01/36	383,023
2,140,000		General Motors Financial Co., Inc., 5.40%, due 04/06/26	2,141,459
719,000		GEO Group, Inc., 10.50%, due 06/30/28	733,021
2,650,000		GFL Environmental, Inc., 4.75%, due 06/15/29(j) 144A	2,494,935
2,470,000		GFL Environmental, Inc., 6.75%, due 01/15/31 144A	2,534,376
3,060,000		GGAM Finance Ltd., 8.00%, due 06/15/28 144A	3,197,682
1,396,002		Global Aircraft Leasing Co. Ltd., 6.50% (6.50% Cash or 7.25% PIK), due 09/15/24 144A	1,329,222
500,000		Global Auto Holdings Ltd./AAG FH U.K. Ltd., 8.38%, due 01/15/29 144A	489,058
1,880,000		Global Auto Holdings Ltd./AAG FH U.K. Ltd., 8.75%, due 01/15/32 144A	1,820,883
1,480,000		Gold Fields Orogen Holdings BVI Ltd., 6.13%, due 05/15/29 144A	1,505,426
965,000		Gray Television, Inc., 5.38%, due 11/15/31 144A	633,691
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
1,460,000		H&E Equipment Services, Inc., 3.88%, due 12/15/28 144A	1,338,394
630,000		HCA, Inc., 7.50%, due 11/06/33(j)	705,287
545,000	GBP	Heathrow Funding Ltd., 6.75%, due 12/03/28(i)	715,616
780,000		Hertz Corp., 5.00%, due 12/01/29(j) 144A	603,460
1,515,000		Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co.-Issuer, Inc., 7.63% (7.625% Cash or 8.375% PIK), due 10/15/25 144A	1,502,597
560,000		Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, due 04/15/32 144A	552,726
810,000		Hilcorp Energy I LP/Hilcorp Finance Co., 8.38%, due 11/01/33 144A	878,854
570,000		Howard Midstream Energy Partners LLC, 6.75%, due 01/15/27 144A	569,163
560,000		Howard Midstream Energy Partners LLC, 8.88%, due 07/15/28 144A	591,344
1,075,000		Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC, 7.25%, due 02/15/31 144A	1,080,173
200,000		HSBC Holdings PLC, 4.60% (5 yr. CMT + 3.65%)(b)(k)	169,696
2,400,000		HSBC Holdings PLC, 7.40% (SOFR + 3.02%), due 11/13/34(b)	2,626,350
2,130,000		HSBC USA, Inc., 5.63%, due 03/17/25	2,134,481
190,000	EUR	HSE Finance SARL, 5.63%, due 10/15/26 144A	128,885
1,770,000		Hudbay Minerals, Inc., 6.13%, due 04/01/29 144A	1,751,683
320,000		iHeartCommunications, Inc., 5.25%, due 08/15/27(j) 144A	233,176
395,000		iHeartCommunications, Inc., 6.38%, due 05/01/26	337,313
705,000		IHS Netherlands Holdco BV, 8.00%, due 09/18/27 144A	674,128
740,000		IHS Netherlands Holdco BV, 8.00%, due 09/18/27(i)	707,595
1,590,000		Iliad Holding SASU, 6.50%, due 10/15/26 144A	1,576,284
2,185,000		Iliad Holding SASU, 7.00%, due 10/15/28 144A	2,164,772
1,835,000		Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, due 07/01/28 144A	1,812,453
265,000	EUR	IMA Industria Macchine Automatiche SpA, 3.75%, due 01/15/28 144A	271,149
575,000		Indofood CBP Sukses Makmur Tbk. PT, 3.40%, due 06/09/31(i)	499,613
260,000		ING Groep NV, 5.75% (5 yr. CMT + 4.34%)(b)(k)	247,749
345,000		ING Groep NV, 6.11% (SOFR + 2.09%), due 09/11/34(b)	358,471
835,000		ING Groep NV, 6.50% (5 yr. USD swap + 4.45%)(b)(k)	825,380
1,255,000		Intel Corp., 5.70%, due 02/10/53(j)	1,298,247
198,000,000	INR	Inter-American Development Bank, 7.35%, due 10/06/30	2,414,269
48,250,000	MXN	International Finance Corp., 7.75%, due 01/18/30	2,737,449
200,000		Intesa Sanpaolo SpA, 4.00%, due 09/23/29 144A	184,976
1,450,000		Intesa Sanpaolo SpA, 4.95% (1 yr. CMT + 2.75%), due 06/01/42(b) 144A	1,082,543
350,000		Intesa Sanpaolo SpA, 5.71%, due 01/15/26 144A	347,156
710,000		Intesa Sanpaolo SpA, 7.20%, due 11/28/33 144A	765,284
1,065,000		Intesa Sanpaolo SpA, 7.78% (1 yr. CMT + 3.90%), due 06/20/54(b) 144A	1,136,757
3,500,000		Intesa Sanpaolo SpA, 7.80%, due 11/28/53 144A	3,973,477
2,294,000		Itau Unibanco Holding SA, 4.63% (5 yr. CMT + 3.22%)(b)(k) 144A	2,160,116
1,195,000		Jackson Financial, Inc., 3.13%, due 11/23/31	995,861
1,590,000		Jane Street Group/JSG Finance, Inc., 4.50%, due 11/15/29(j) 144A	1,472,458
225,000		Jazz Securities DAC, 4.38%, due 01/15/29 144A	209,771
1,380,000		JB Poindexter & Co., Inc., 8.75%, due 12/15/31 144A	1,428,136
1,535,000		JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.75%, due 04/01/33	1,513,221
2,520,000		JPMorgan Chase & Co., 4.91% (SOFR + 2.08%), due 07/25/33(b)	2,468,275
1,450,000		JPMorgan Chase & Co., 5.72% (SOFR + 2.58%), due 09/14/33(b)	1,479,471
860,000		KazMunayGas National Co. JSC, 4.75%, due 04/19/27 144A	839,099
590,000		KazMunayGas National Co. JSC, 5.75%, due 04/19/47(i)	513,970
1,730,000		Klabin Austria GmbH, 3.20%, due 01/12/31 144A	1,470,004

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
2,210,000		Kosmos Energy Ltd., 7.13%, due 04/04/26 144A	2,176,390
650,000		Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, due 06/15/29 144A	591,454
1,510,000		Las Vegas Sands Corp., 3.20%, due 08/08/24	1,494,359
1,000,000		Las Vegas Sands Corp., 3.50%, due 08/18/26	947,209
1,180,000		Latam Airlines Group SA, 13.38%, due 10/15/27(j) 144A	1,323,614
425,000		Lazard Group LLC, 4.38%, due 03/11/29	407,833
650,000		Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc., 5.00%, due 02/01/26 144A	644,359
460,000		Leviathan Bond Ltd., 6.50%, due 06/30/27(i)	445,415
1,590,000		Liberty Mutual Group, Inc., 4.30%, due 02/01/61 144A	1,014,282
815,000		Liberty Mutual Group, Inc., 4.57%, due 02/01/29 144A	794,564
2,500,000		LifePoint Health, Inc., 9.88%, due 08/15/30 144A	2,618,230
1,225,000		Light & Wonder International, Inc., 7.00%, due 05/15/28 144A	1,234,791
960,000		Liquid Telecommunications Financing PLC, 5.50%, due 09/04/26 144A	567,552
650,000		Lloyds Banking Group PLC, 7.50% (5 yr. USD swap + 4.76%)(b)(k)	646,632
550,000		Lloyds Banking Group PLC, 8.00% (5 yr. CMT + 3.91%)(b)(k)	555,151
920,000	GBP	Lloyds Banking Group PLC, 8.50% (5 yr. UK Government Bond + 5.14%)(b)(k)	1,187,511
1,235,000	EUR	Lorca Telecom Bondco SA, 4.00%, due 09/18/27 144A	1,296,743
1,015,000	EUR	Lottomatica SpA, 7.94% (3 mo. EURIBOR + 4.00%), due 12/15/30(b) 144A	1,112,643
900,000		LPL Holdings, Inc., 4.00%, due 03/15/29 144A	827,986
170,000		Matador Resources Co., 6.88%, due 04/15/28 144A	174,050
500,000		Match Group Holdings II LLC, 5.00%, due 12/15/27 144A	479,551
535,172		McClatchy Co. LLC, 11.00% (11.00% Cash or 12.50% PIK), due 07/15/27 144A	584,675
1,265,000		McCormick & Co., Inc., 4.95%, due 04/15/33	1,251,766
2,975,000		Mclaren Finance PLC, 7.50%, due 08/01/26 144A	2,651,046
130,000		MDC Holdings, Inc., 6.00%, due 01/15/43	132,229
1,610,000		Medline Borrower LP, 5.25%, due 10/01/29(j) 144A	1,522,953
780,000		Medline Borrower LP/Medline Co.-Issuer, Inc., 6.25%, due 04/01/29 144A	784,468
790,000		Medtronic Global Holdings SCA, 4.25%, due 03/30/28	776,427
1,000,000		MEG Energy Corp., 5.88%, due 02/01/29(j) 144A	983,499
333,000		MEG Energy Corp., 7.13%, due 02/01/27 144A	338,178
1,520,000		MEGlobal Canada ULC, 5.88%, due 05/18/30 144A	1,536,556
1,200,000		Melco Resorts Finance Ltd., 4.88%, due 06/06/25(j) 144A	1,171,874
885,000		Melco Resorts Finance Ltd., 5.25%, due 04/26/26 144A	855,158
320,000		Melco Resorts Finance Ltd., 5.38%, due 12/04/29 144A	293,328
600,000		MercadoLibre, Inc., 3.13%, due 01/14/31	502,718
1,940,000		Met Tower Global Funding, 4.85%, due 01/16/27 144A	1,940,892
1,515,000		Meta Platforms, Inc., 4.45%, due 08/15/52	1,347,943
1,685,000		MGM China Holdings Ltd., 5.88%, due 05/15/26(i)	1,665,219
1,680,000		Michaels Cos., Inc., 5.25%, due 05/01/28 144A	1,433,022
560,000		Micron Technology, Inc., 3.37%, due 11/01/41	416,376
1,105,000		Micron Technology, Inc., 5.30%, due 01/15/31	1,111,796
1,440,000		Micron Technology, Inc., 6.75%, due 11/01/29	1,546,285
700,000		Midcap Financial Issuer Trust, 5.63%, due 01/15/30 144A	604,125
235,000		Midcap Financial Issuer Trust, 6.50%, due 05/01/28 144A	217,008
747,000		Millicom International Cellular SA, 4.50%, due 04/27/31 144A	640,953
1,570,500		Millicom International Cellular SA, 6.25%, due 03/25/29(i)	1,534,797
504,000		Millicom International Cellular SA, 6.25%, due 03/25/29(j) 144A	492,542
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
890,000		MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, due 02/01/30(j) 144A	819,972
1,739,000		Mohegan Tribal Gaming Authority, 8.00%, due 02/01/26 144A	1,703,116
130,000		Mohegan Tribal Gaming Authority, 13.25%, due 12/15/27 144A	141,982
1,330,000		Morgan Stanley, 4.89% (SOFR + 2.08%), due 07/20/33(b)	1,290,453
1,310,000		Morgan Stanley, 5.16% (SOFR + 1.59%), due 04/20/29(b)	1,309,335
1,020,000		Morgan Stanley, 5.42% (SOFR + 1.88%), due 07/21/34(b)	1,023,595
220,000		MPH Acquisition Holdings LLC, 5.75%, due 11/01/28 144A	173,727
600,000		MPT Operating Partnership LP/MPT Finance Corp., 5.00%, due 10/15/27(j)	503,115
750,000		MPT Operating Partnership LP/MPT Finance Corp., 5.25%, due 08/01/26	687,330
710,000		Nabors Industries Ltd., 7.25%, due 01/15/26(j) 144A	706,080
2,700,000		Nationstar Mortgage Holdings, Inc., 7.13%, due 02/01/32 144A	2,683,535
1,120,000	GBP	NatWest Group PLC, 4.50% (5 yr. UK Government Bond + 3.99%)(b)(k)	1,217,321
2,415,000		NatWest Group PLC, 5.81% (1 yr. CMT + 1.95%), due 09/13/29(b)	2,453,427
235,000		NBM U.S. Holdings, Inc., 7.00%, due 05/14/26 144A	236,085
2,165,000		NCL Corp. Ltd., 7.75%, due 02/15/29(j) 144A	2,249,859
430,000		NCL Corp. Ltd., 8.13%, due 01/15/29 144A	455,301
1,160,000		NCL Corp. Ltd., 5.88%, due 03/15/26 144A	1,145,861
2,170,000		NCR Voyix Corp., 5.13%, due 04/15/29 144A	2,015,079
115,000		NCR Voyix Corp., 5.25%, due 10/01/30 144A	104,162
640,000		Neptune Bidco U.S., Inc., 9.29%, due 04/15/29 144A	605,692
990,000		Neptune Energy Bondco PLC, 6.63%, due 05/15/25 144A	990,608
1,065,000		Netflix, Inc., 5.88%, due 11/15/28	1,107,507
1,890,000		Newell Brands, Inc., 5.70%, due 04/01/26	1,857,593
2,815,000		Nexstar Media, Inc., 5.63%, due 07/15/27 144A	2,702,414
1,420,000		NMI Holdings, Inc., 7.38%, due 06/01/25 144A	1,435,482
520,000		Noble Finance II LLC, 8.00%, due 04/15/30 144A	542,017
700,000		Northern Oil & Gas, Inc., 8.13%, due 03/01/28 144A	711,010
400,000		Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, due 11/01/22(l)	484
160,000	EUR	Novelis Sheet Ingot GmbH, 3.38%, due 04/15/29 144A	163,147
395,000		NTT Finance Corp., 4.37%, due 07/27/27 144A	388,209
1,065,000		NXP BV/NXP Funding LLC/NXP USA, Inc., 5.00%, due 01/15/33	1,042,347
550,000		Occidental Petroleum Corp., 2.90%, due 08/15/24	543,869
1,790,000		Occidental Petroleum Corp., 4.40%, due 08/15/49	1,352,286
1,840,000		Occidental Petroleum Corp., 6.45%, due 09/15/36	1,963,078
1,540,000		Occidental Petroleum Corp., 7.15%, due 05/15/28	1,624,783
1,380,000		Occidental Petroleum Corp., 7.95%, due 06/15/39	1,624,154
2,095,000		OCP SA, 5.13%, due 06/23/51 144A	1,584,480
600,000		Olympus Water U.S. Holding Corp., 6.25%, due 10/01/29(j) 144A	549,796
790,000	EUR	Olympus Water U.S. Holding Corp., 9.63%, due 11/15/28 144A	917,117
1,480,000	EUR	Olympus Water U.S. Holding Corp., 9.63%, due 11/15/28(i)	1,718,144
1,810,000		Option Care Health, Inc., 4.38%, due 10/31/29 144A	1,661,143
2,835,000		Oracle Corp., 2.88%, due 03/25/31	2,466,357
565,000		Oracle Corp., 3.95%, due 03/25/51	430,813
1,660,000		Organon & Co./Organon Foreign Debt Co.-Issuer BV, 4.13%, due 04/30/28 144A	1,548,152
2,155,000		Organon & Co./Organon Foreign Debt Co.-Issuer BV, 5.13%, due 04/30/31 144A	1,917,600
390,000		Oversea-Chinese Banking Corp. Ltd., 4.25%, due 06/19/24(i)	388,654
835,000		Panther Escrow Issuer LLC, 7.13%, due 06/01/31(c) 144A	849,621
1,640,000		Paramount Global, 7.88%, due 07/30/30	1,714,608
1,340,000		Park-Ohio Industries, Inc., 6.63%, due 04/15/27	1,255,893

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
1,680,000		PECF USS Intermediate Holding III Corp., 8.00%, due 11/15/29 144A	886,968
1,700,000		Permian Resources Operating LLC, 5.88%, due 07/01/29 144A	1,673,051
2,190,000		Permian Resources Operating LLC, 7.00%, due 01/15/32 144A	2,273,415
810,000		Permian Resources Operating LLC, 9.88%, due 07/15/31 144A	903,203
1,535,000		Petrobras Global Finance BV, 6.50%, due 07/03/33(j)	1,560,845
1,150,000		Petrobras Global Finance BV, 6.85%, due 06/05/15(m)	1,067,847
1,215,000		Petroleos Mexicanos, 6.70%, due 02/16/32	1,011,205
7,056,900	MXN	Petroleos Mexicanos, 7.19%, due 09/12/24(i)	412,980
1,550,000		PetSmart, Inc./PetSmart Finance Corp., 4.75%, due 02/15/28 144A	1,452,676
1,500,000		PetSmart, Inc./PetSmart Finance Corp., 7.75%, due 02/15/29 144A	1,461,498
935,000		Phillips 66, 3.30%, due 03/15/52	654,741
980,000		Plains All American Pipeline LP, 9.68% (3 mo. USD Term SOFR + 4.37%)(b)(k)	978,703
105,000	EUR	PLT VII Finance SARL, 4.63%, due 01/05/26 144A	113,295
3,710,000		PM General Purchaser LLC, 9.50%, due 10/01/28 144A	3,789,976
860,000		PNC Financial Services Group, Inc., 5.07% (SOFR + 1.93%), due 01/24/34(b)	833,419
250,000		PNC Financial Services Group, Inc., 6.04% (SOFR + 2.14%), due 10/28/33(b)	258,620
540,000		Power Finance Corp. Ltd., 3.95%, due 04/23/30 144A	493,482
1,860,000		Precision Drilling Corp., 6.88%, due 01/15/29 144A	1,858,274
14,000		Precision Drilling Corp., 7.13%, due 01/15/26 144A	14,024
910,000		Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, due 01/15/28 144A	892,122
1,350,000		Prosus NV, 3.06%, due 07/13/31 144A	1,099,451
1,045,000		Prosus NV, 4.03%, due 08/03/50 144A	666,232
1,685,000		Prosus NV, 4.19%, due 01/19/32 144A	1,466,961
1,770,000		Prosus NV, 4.19%, due 01/19/32(i)(j)	1,540,962
590,000		QazaqGaz NC JSC, 4.38%, due 09/26/27 144A	556,391
2,240,000		QVC, Inc., 4.45%, due 02/15/25(j)	2,172,829
156,000		Rackspace Finance LLC, 3.50%, due 05/15/28 144A	80,340
465,000		Raizen Fuels Finance SA, 6.45%, due 03/05/34 144A	477,375
1,240,000		Range Resources Corp., 4.75%, due 02/15/30(j) 144A	1,157,168
1,790,000		Range Resources Corp., 8.25%, due 01/15/29	1,863,172
2,760,000		Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 3.63%, due 03/01/29 144A	2,485,409
450,000		Rockies Express Pipeline LLC, 7.50%, due 07/15/38 144A	463,707
1,920,000	EUR	Rolls-Royce PLC, 4.63%, due 02/16/26(i)	2,099,033
1,330,000		Royal Caribbean Cruises Ltd., 4.25%, due 07/01/26 144A	1,284,392
340,000		Royal Caribbean Cruises Ltd., 5.50%, due 08/31/26 144A	337,222
430,000		Royal Caribbean Cruises Ltd., 6.25%, due 03/15/32 144A	433,696
550,000		Royal Caribbean Cruises Ltd., 7.25%, due 01/15/30 144A	571,828
1,240,000		Royal Caribbean Cruises Ltd., 7.50%, due 10/15/27	1,307,052
310,000		Royal Caribbean Cruises Ltd., 8.25%, due 01/15/29 144A	328,372
1,410,000		Royal Caribbean Cruises Ltd., 9.25%, due 01/15/29 144A	1,513,226
400,000		RR Donnelley & Sons Co., 9.75%, due 07/31/28 144A	433,676
1,150,000		Rumo Luxembourg SARL, 4.20%, due 01/18/32 144A	977,970
190,000		RXO, Inc., 7.50%, due 11/15/27 144A	195,176
1,610,000		Sabre GLBL, Inc., 11.25%, due 12/15/27 144A	1,512,005
590,000	GBP	Saga PLC, 5.50%, due 07/15/26(i)	674,427
2,730,000		Sally Holdings LLC/Sally Capital, Inc., 6.75%, due 03/01/32(j)	2,710,950
2,100,000		Sammons Financial Group, Inc., 6.88%, due 04/15/34 144A	2,116,290
230,000		Sands China Ltd., 2.30%, due 03/08/27(j)	208,452
200,000		Sands China Ltd., 2.85%, due 03/08/29	173,958
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
200,000		Sands China Ltd., 5.13%, due 08/08/25	197,424
240,000		Sands China Ltd., 5.40%, due 08/08/28	235,521
420,000		Sasol Financing USA LLC, 5.50%, due 03/18/31	354,192
815,000		Saudi Arabian Oil Co., 3.25%, due 11/24/50 144A	552,670
310,000	EUR	SCIL IV LLC/SCIL USA Holdings LLC, 4.38%, due 11/01/26 144A	332,066
460,000		SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/01/26 144A	446,945
2,860,000	EUR	SCIL IV LLC/SCIL USA Holdings LLC, 9.50%, due 07/15/28(i)	3,376,166
545,000		Sempra, 3.70%, due 04/01/29	510,065
2,260,000		SEPLAT Energy PLC, 7.75%, due 04/01/26 144A	2,201,764
570,000		Service Properties Trust, 5.50%, due 12/15/27	543,928
440,000		Service Properties Trust, 8.63%, due 11/15/31 144A	469,707
780,000		Shelf Drilling Holdings Ltd., 9.63%, due 04/15/29 144A	754,233
2,570,000		SilverBow Resources, Inc., 13.08% (3 mo. USD Term SOFR + 7.75%), due 12/15/28(b) 144A	2,517,116
1,140,000		Sinclair Television Group, Inc., 4.13%, due 12/01/30 144A	831,265
2,210,000		Smyrna Ready Mix Concrete LLC, 8.88%, due 11/15/31 144A	2,364,050
1,470,000		Societe Generale SA, 7.13% (1 yr. CMT + 2.95%), due 01/19/55(b) 144A	1,468,623
1,325,000		Southern Copper Corp., 7.50%, due 07/27/35	1,533,067
3,080,000		Southwestern Energy Co., 4.75%, due 02/01/32	2,837,798
1,116,000		Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, due 09/20/25 144A	847,971
1,710,000		Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, due 09/20/25(j) 144A	1,299,310
2,135,000		Standard Chartered PLC, 4.30% (5 yr. CMT + 3.14%)(b)(k) 144A	1,762,289
765,000		Standard Chartered PLC, 4.75% (5 yr. CMT + 3.81%)(b)(i)(k)	637,763
880,000		Star Parent, Inc., 9.00%, due 10/01/30(j) 144A	932,409
1,550,000		Starwood Property Trust, Inc., 4.38%, due 01/15/27 144A	1,459,310
620,000		Starwood Property Trust, Inc., 7.25%, due 04/01/29 144A	625,710
570,000		State Street Corp., 6.70% (5 yr. CMT + 2.61%)(b)(k)	579,817
670,000		Stena International SA, 7.25%, due 01/15/31 144A	669,195
860,000		StoneMor, Inc., 8.50%, due 05/15/29 144A	594,245
200,000		StoneX Group, Inc., 7.88%, due 03/01/31 144A	203,088
926,000		Strathcona Resources Ltd., 6.88%, due 08/01/26 144A	928,310
635,000		Studio City Finance Ltd., 6.00%, due 07/15/25 144A	625,213
470,000		Studio City Finance Ltd., 6.50%, due 01/15/28 144A	448,169
240,000		Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, due 06/01/31 144A	218,984
100,000		Summit Materials LLC/Summit Materials Finance Corp., 5.25%, due 01/15/29 144A	97,543
400,000		Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, due 10/15/26(n) 144A	404,875
2,213,000		Sunnova Energy Corp., 5.88%, due 09/01/26 144A	1,725,046
1,250,000		Suzano Austria GmbH, 3.13%, due 01/15/32	1,039,199
990,000		Suzano Austria GmbH, 7.00%, due 03/16/47(i)	1,039,157
330,000		Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, due 12/31/30 144A	313,746
45,000		Targa Resources Corp., 5.20%, due 07/01/27	44,950
515,000		Targa Resources Corp., 6.13%, due 03/15/33	537,535
500,000		Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.88%, due 02/01/31	479,096
60,000		Teck Resources Ltd., 6.00%, due 08/15/40	60,276
200,000		Telefonica Emisiones SA, 5.21%, due 03/08/47	184,149
1,000,000		Teva Pharmaceutical Finance Co. LLC, 6.15%, due 02/01/36(j)	973,667
735,000	EUR	Teva Pharmaceutical Finance Netherlands II BV, 1.88%, due 03/31/27(i)	730,205

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
1,280,000	EUR	Teva Pharmaceutical Finance Netherlands II BV, 7.38%, due 09/15/29	1,533,545
280,000		Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/01/26	261,994
2,510,000		Teva Pharmaceutical Finance Netherlands III BV, 4.10%, due 10/01/46	1,731,969
540,000		Teva Pharmaceutical Finance Netherlands III BV, 5.13%, due 05/09/29	519,448
690,000	GBP	Time Warner Cable LLC, 5.25%, due 07/15/42	740,844
300,000		Time Warner Cable LLC, 6.75%, due 06/15/39	285,955
2,420,000		Titan International, Inc., 7.00%, due 04/30/28	2,390,279
520,000		TK Elevator U.S. Newco, Inc., 5.25%, due 07/15/27 144A	502,957
1,110,000		TKC Holdings, Inc., 6.88%, due 05/15/28 144A	1,054,534
1,000,000		T-Mobile USA, Inc., 3.50%, due 04/15/31	903,987
2,455,000		T-Mobile USA, Inc., 4.80%, due 07/15/28	2,435,698
1,530,000		T-Mobile USA, Inc., 5.15%, due 04/15/34	1,525,469
870,000		TMS Issuer SARL, 5.78%, due 08/23/32 144A	898,004
950,000		TopBuild Corp., 3.63%, due 03/15/29 144A	863,882
660,000		TopBuild Corp., 4.13%, due 02/15/32 144A	584,748
630,000		Toronto-Dominion Bank, 8.13% (5 yr. CMT + 4.08%), due 10/31/82(b)	662,352
1,100,000		TransAlta Corp., 6.50%, due 03/15/40	1,097,535
830,000		TransAlta Corp., 7.75%, due 11/15/29	863,564
2,155,000		TransCanada PipeLines Ltd., 6.20%, due 03/09/26	2,155,420
4,955,000		TransDigm, Inc., 6.63%, due 03/01/32 144A	5,012,186
710,000		TransDigm, Inc., 7.13%, due 12/01/31 144A	732,584
915,000		Transnet SOC Ltd., 8.25%, due 02/06/28 144A	912,205
1,400,000		Transocean, Inc., 8.00%, due 02/01/27 144A	1,390,557
1,185,000		Transocean, Inc., 11.50%, due 01/30/27 144A	1,235,960
1,314,000		Triumph Group, Inc., 9.00%, due 03/15/28 144A	1,386,903
470,000		Truist Financial Corp., 5.12% (SOFR + 1.85%), due 01/26/34(b)	452,599
890,000		Truist Financial Corp., 5.87% (SOFR + 2.36%), due 06/08/34(b)	901,242
1,115,000		TSMC Global Ltd., 2.25%, due 04/23/31(i)	947,612
1,390,000		Turk Telekomunikasyon AS, 6.88%, due 02/28/25 144A	1,390,542
725,000		Turkiye Garanti Bankasi AS, 8.38% (5 yr. CMT + 4.09%), due 02/28/34(b)(j) 144A	725,500
1,640,000		Tutor Perini Corp., 6.88%, due 05/01/25(j) 144A	1,624,509
163,052		U.S. Airways Pass-Through Trust, 3.95%, due 05/15/27	159,254
370,000		U.S. Bancorp, 4.84% (SOFR + 1.60%), due 02/01/34(b)	351,520
1,010,000		U.S. Bancorp, 5.84% (SOFR + 2.26%), due 06/12/34(b)	1,029,832
171,500		U.S. Renal Care, Inc., 10.63%, due 06/28/28 144A	150,491
640,000		UBS Group AG, 4.75% (1 yr. CMT + 1.75%), due 05/12/28(b) 144A	627,329
1,600,000		UBS Group AG, 4.99% (1 yr. CMT + 2.40%), due 08/05/33(b) 144A	1,538,814
1,260,000		UBS Group AG, 5.70% (1 yr. CMT + 1.77%), due 02/08/35(b) 144A	1,266,949
1,955,000		UBS Group AG, 6.54% (SOFR + 3.92%), due 08/12/33(b) 144A	2,062,479
1,640,000		UBS Group AG, 7.75% (5 yr. USD Secured Overnight Financing Rate ICE swap Rate + 4.16%)(b)(k) 144A	1,690,789
680,000		UBS Group AG, 9.25% (5 yr. CMT + 4.75%)(b)(k) 144A	738,463
1,195,000		UBS Group AG, 9.25% (5 yr. CMT + 4.76%)(b)(k) 144A	1,351,589
1,270,000		UKG, Inc., 6.88%, due 02/01/31 144A	1,294,710
990,000		UniCredit SpA, 5.46% (5 yr. CMT + 4.75%), due 06/30/35(b) 144A	930,604
555,000		UniCredit SpA, 7.30% (5 yr. USD ICE swap + 4.91%), due 04/02/34(b) 144A	570,893
44,480		United Airlines Pass-Through Trust, 4.88%, due 07/15/27	43,794
404,305		United Airlines Pass-Through Trust, 5.88%, due 04/15/29	403,384
100,000		United Airlines, Inc., 4.38%, due 04/15/26 144A	96,741
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
1,130,000	United Airlines, Inc., 4.63%, due 04/15/29 144A	1,052,160
1,900,000	United Rentals North America, Inc., 5.25%, due 01/15/30	1,854,795
3,540,000	United Rentals North America, Inc., 6.00%, due 12/15/29 144A	3,567,350
290,000	Utah Acquisition Sub, Inc., 5.25%, due 06/15/46	240,844
540,000	Vale Overseas Ltd., 6.88%, due 11/10/39	577,769
290,000	Venture Global Calcasieu Pass LLC, 3.88%, due 08/15/29 144A	261,307
500,000	Venture Global Calcasieu Pass LLC, 3.88%, due 11/01/33 144A	425,181
350,000	Venture Global Calcasieu Pass LLC, 4.13%, due 08/15/31 144A	311,484
1,920,000	Venture Global Calcasieu Pass LLC, 6.25%, due 01/15/30 144A	1,933,081
700,000	Venture Global LNG, Inc., 8.38%, due 06/01/31 144A	722,326
1,290,000	Venture Global LNG, Inc., 9.88%, due 02/01/32 144A	1,391,096
420,000	Vericast Corp., 11.00%, due 09/15/26 144A	448,875
490,000	Verizon Communications, Inc., 2.85%, due 09/03/41	353,029
1,935,000	Verizon Communications, Inc., 3.55%, due 03/22/51	1,437,580
1,390,000	Vertiv Group Corp., 4.13%, due 11/15/28 144A	1,294,885
550,000	Viking Cruises Ltd., 5.88%, due 09/15/27 144A	539,998
1,630,000	Viking Cruises Ltd., 7.00%, due 02/15/29 144A	1,638,381
1,630,000	Viking Cruises Ltd., 9.13%, due 07/15/31 144A	1,783,850
300,000	Virgin Media Secured Finance PLC, 5.50%, due 05/15/29 144A	277,598
1,070,000	VistaJet Malta Finance PLC/Vista Management Holding, Inc., 7.88%, due 05/01/27(j) 144A	905,733
540,000	VistaJet Malta Finance PLC/Vista Management Holding, Inc., 9.50%, due 06/01/28(j) 144A	459,725
830,000	Vital Energy, Inc., 7.88%, due 04/15/32 144A	843,822
450,000	Vmed O2 U.K. Financing I PLC, 4.75%, due 07/15/31 144A	388,287
660,000	VOC Escrow Ltd., 5.00%, due 02/15/28 144A	635,441
315,000	Waste Connections, Inc., 2.95%, due 01/15/52	211,283
1,395,000	Wells Fargo & Co., 5.39% (SOFR + 2.02%), due 04/24/34(b)	1,386,804
1,630,000	Wells Fargo & Co., 6.30% (SOFR + 1.79%), due 10/23/29(b)	1,698,246
4,045,000	WESCO Distribution, Inc., 6.63%, due 03/15/32 144A	4,115,537
3,400,000	Western Midstream Operating LP, 5.30%, due 03/01/48	2,985,423
1,635,000	Western Midstream Operating LP, 5.45%, due 04/01/44	1,503,945
60,000	Williams Cos., Inc., 8.75%, due 03/15/32	72,245
2,447,000	Winnebago Industries, Inc., 6.25%, due 07/15/28 144A	2,425,049
800,000	WW International, Inc., 4.50%, due 04/15/29 144A	316,787
2,270,000	Wynn Macau Ltd., 4.88%, due 10/01/24 144A	2,244,899
820,000	Wynn Macau Ltd., 5.63%, due 08/26/28 144A	779,017
1,730,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.13%, due 02/15/31 144A	1,791,451
730,000	XPO, Inc., 6.25%, due 06/01/28 144A	737,404
1,280,000	XPO, Inc., 7.13%, due 02/01/32 144A	1,318,588
180,000	Yamana Gold, Inc., 4.63%, due 12/15/27	172,373
460,000	YPF SA, 6.95%, due 07/21/27 144A	415,812
860,000	YPF SA, 8.50%, due 07/28/25 144A	843,030
254,800	YPF SA, 9.00%, due 02/12/26(n) 144A	256,791
85,000	Yum! Brands, Inc., 4.75%, due 01/15/30 144A	80,677
570,000	ZF North America Capital, Inc., 4.75%, due 04/29/25 144A	563,325
670,000	ZF North America Capital, Inc., 7.13%, due 04/14/30 144A	706,607
900,000	Ziff Davis, Inc., 4.63%, due 10/15/30 144A	812,194

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
1,220,000	ZipRecruiter, Inc., 5.00%, due 01/15/30(j) 144A	1,075,625
		642,603,956
	Mortgage Backed Securities - Private Issuers — 5.8%
1,550,000	280 Park Avenue Mortgage Trust, Series 2017-280P, Class D, 7.15% (1 mo. USD Term SOFR + 1.84%), due 09/15/34(b) 144A	1,438,676
1,569,169	Angel Oak Mortgage Trust, Series 2022-3, Class A3, 4.13%, due 01/25/67(e) 144A	1,429,925
910,000	Angel Oak Mortgage Trust I LLC, Series 2019-2, Class B1, 5.02%, due 03/25/49(e) 144A	898,910
355,000	BANK, Series 2020-BN25, Class AS, 2.84%, due 01/15/63	304,867
1,280,000	BANK, Series 2022-BNK42, Class A5, 4.49%, due 06/15/55(e)	1,228,172
500,000	BANK, Series 2022-BNK44, Class D, 4.00%, due 11/15/32(e) 144A	349,137
870,000	BANK, Series 2023-BNK45, Class A5, 5.20%, due 02/15/56	879,130
6,036,567	BANK, Series 2023-BNK46, Class XA, 0.62%, due 08/15/56(e)	244,863
922,000	BBCCRE Trust, Series 2015-GTP, Class F, 4.56%, due 08/10/33(e) 144A	611,023
280,000	BBCMS Mortgage Trust, Series 2019-C5, Class A4, 3.06%, due 11/15/52	252,928
345,000	BBCMS Mortgage Trust, Series 2020-C6, Class AS, 2.84%, due 02/15/53	300,017
390,000	BBCMS Trust, Series 2018-CBM, Class D, 8.01% (1 mo. USD Term SOFR + 2.69%), due 07/15/37(b) 144A	370,265
250,000	Benchmark Mortgage Trust, Series 2020-B16, Class AM, 2.94%, due 02/15/53(e)	212,413
630,000	Benchmark Mortgage Trust, Series 2023-V3, Class D, 4.00%, due 07/15/56 144A	511,492
1,000,000	BHMS Mortgage Trust, Series 2018-MZB, Class MZB, 12.26% (1 mo. USD Term SOFR + 6.93%), due 07/15/25(b) 144A	966,843
860,000	BIG Commercial Mortgage Trust, Series 2022-BIG, Class F, 10.76% (1 mo. USD Term SOFR + 5.44%), due 02/15/39(b) 144A	836,109
758,824	BRAVO Residential Funding Trust, Series 2022-NQM1, Class A3, 4.09%, due 09/25/61(e) 144A	704,648
279,573	BRAVO Residential Funding Trust, Series 2022-NQM2, Class A3, 5.24%, due 11/25/61(e) 144A	274,881
220,717	BRAVO Residential Funding Trust, Series 2022-NQM3, Class A3, 5.50%, due 07/25/62(e) 144A	217,175
1,537,885	BRAVO Residential Funding Trust, Series 2024-NQM2, Class A3, 6.59%, due 02/25/64(n) 144A	1,544,157
590,000	BX Commercial Mortgage Trust, Series 2019-IMC, Class E, 7.52% (1 mo. USD Term SOFR + 2.20%), due 04/15/34(b) 144A	587,804
1,005,623	BX Commercial Mortgage Trust, Series 2021-21M, Class A, 6.17% (1 mo. USD Term SOFR + 0.84%), due 10/15/36(b) 144A	998,147
876,597	BX Commercial Mortgage Trust, Series 2021-ACNT, Class A, 6.29% (1 mo. USD Term SOFR + 0.96%), due 11/15/38(b) 144A	868,551
967,460	BX Commercial Mortgage Trust, Series 2021-VINO, Class A, 6.09% (1 mo. USD Term SOFR + 0.77%), due 05/15/38(b) 144A	960,748
690,000	BX Commercial Mortgage Trust, Series 2021-VOLT, Class G, 8.29% (1 mo. USD Term SOFR + 2.96%), due 09/15/36(b) 144A	683,086
398,784	BX Commercial Mortgage Trust, Series 2021-XL2, Class J, 9.33% (1 mo. USD Term SOFR + 4.00%), due 10/15/38(b) 144A	395,806
1,260,000	BX Commercial Mortgage Trust, Series 2022-AHP, Class A, 6.32% (1 mo. USD Term SOFR + 0.99%), due 01/17/39(b) 144A	1,249,267
772,879	BX Commercial Mortgage Trust, Series 2022-LP2, Class G, 9.43% (1 mo. USD Term SOFR + 4.11%), due 02/15/39(b) 144A	765,053
970,000	BX Commercial Mortgage Trust, Series 2023-VLT2, Class E, 11.20% (1 mo. USD Term SOFR + 5.87%), due 06/15/40(b) 144A	975,290
950,000	BX Trust, Series 2018-BILT, Class B, 6.64% (1 mo. USD Term SOFR + 1.32%), due 05/15/30(b) 144A	948,598
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
1,600,000	BX Trust, Series 2021-ARIA, Class E, 7.68% (1 mo. USD Term SOFR + 2.36%), due 10/15/36(b) 144A	1,569,834
844,142	BX Trust, Series 2021-SDMF, Class F, 7.38% (1 mo. USD Term SOFR + 2.05%), due 09/15/34(b) 144A	816,181
830,000	BX Trust, Series 2022-LBA6, Class D, 7.33% (1 mo. USD Term SOFR + 2.00%), due 01/15/39(b) 144A	822,161
1,550,000	BX Trust, Series 2024-CNYN, Class D, 7.99% (1 mo. USD Term SOFR + 2.69%), due 04/15/29(b)(c) 144A	1,555,613
496,802	Cantor Commercial Real Estate Lending, Series 2019-CF1, Class A2, 3.62%, due 05/15/52	475,262
227,717	CFCRE Commercial Mortgage Trust, Series 2011-C2, Class D, 5.25%, due 12/15/47(e) 144A	212,626
425,000	CFK Trust, Series 2020-MF2, Class F, 3.46%, due 03/15/39(e) 144A	268,019
300,000	CGDB Commercial Mortgage Trust, Series 2019-MOB, Class A, 6.39% (1 mo. USD Term SOFR + 1.06%), due 11/15/36(b) 144A	296,385
1,210,000	Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class B, 3.76%, due 04/10/48(e)	1,167,454
1,640,000	Citigroup Commercial Mortgage Trust, Series 2015-P1, Class C, 4.37%, due 09/15/48(e)	1,533,590
270,000	Citigroup Commercial Mortgage Trust, Series 2017-C4, Class A4, 3.47%, due 10/12/50	254,560
1,440,000	COLT Mortgage Loan Trust, Series 2024-1, Class M1, 6.59%, due 02/25/69(e) 144A	1,423,623
295,923	COMM Mortgage Trust, Series 2012-CR3, Class B, 3.92%, due 10/15/45 144A	278,765
1,780,000	CSAIL Commercial Mortgage Trust, Series 2015-C3, Class C, 4.35%, due 08/15/48(e)	1,512,878
450,000	CSMC Trust, Series 2014-USA, Class F, 4.37%, due 09/15/37 144A	160,325
300,000	CSMC Trust, Series 2019-UVIL, Class A, 3.16%, due 12/15/41 144A	264,977
1,057,369	CSMC Trust Capital Certificates, Series 2019-ICE4, Class F, 8.02% (1 mo. USD Term SOFR + 2.70%), due 05/15/36(b) 144A	1,054,531
932,038	DBGS Mortgage Trust, Series 2018-BIOD, Class D, 6.92% (1 mo. USD Term SOFR + 1.60%), due 05/15/35(b) 144A	923,897
930,000	Ellington Financial Mortgage Trust, Series 2020-1, Class B1, 5.10%, due 05/25/65(e) 144A	945,552
960,190	Ellington Financial Mortgage Trust, Series 2023-1, Class A3, 6.54%, due 02/25/68(n) 144A	958,143
769,105	ELP Commercial Mortgage Trust, Series 2021-ELP, Class D, 6.96% (1 mo. USD Term SOFR + 1.63%), due 11/15/38(b) 144A	761,874
447,985	Extended Stay America Trust, Series 2021-ESH, Class F, 9.14% (1 mo. USD Term SOFR + 3.81%), due 07/15/38(b) 144A	448,282
1,580,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2020-DNA1, Class B1, 7.73% (SOFR 30-day average + 2.41%), due 01/25/50(b) 144A	1,634,962
830,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2020-DNA5, Class B1, 10.12% (SOFR 30-day average + 4.80%), due 10/25/50(b) 144A	933,282
1,060,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2020-DNA6, Class B1, 8.32% (SOFR 30-day average + 3.00%), due 12/25/50(b) 144A	1,116,986
970,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-DNA1, Class B2, 10.07% (SOFR 30-day average + 4.75%), due 01/25/51(b) 144A	1,027,830
910,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-DNA2, Class B1, 8.72% (SOFR 30-day average + 3.40%), due 08/25/33(b) 144A	991,754
380,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-DNA3, Class B1, 8.82% (SOFR 30-day average + 3.50%), due 10/25/33(b) 144A	418,737
1,140,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-DNA3, Class M2, 7.42% (SOFR 30-day average + 2.10%), due 10/25/33(b) 144A	1,160,756
1,270,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-DNA5, Class B1, 8.37% (SOFR 30-day average + 3.05%), due 01/25/34(b) 144A	1,344,621

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
741,607	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-DNA5, Class M2, 6.97% (SOFR 30-day average + 1.65%), due 01/25/34(b) 144A	744,504
980,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-DNA6, Class B1, 8.72% (SOFR 30-day average + 3.40%), due 10/25/41(b) 144A	1,015,672
400,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-DNA6, Class M2, 6.82% (SOFR 30-day average + 1.50%), due 10/25/41(b) 144A	400,902
1,000,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-DNA7, Class M2, 7.12% (SOFR 30-day average + 1.80%), due 11/25/41(b) 144A	1,006,836
1,100,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2022-DNA2, Class B1, 10.07% (SOFR 30-day average + 4.75%), due 02/25/42(b) 144A	1,173,469
1,240,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2022-DNA2, Class M2, 9.07% (SOFR 30-day average + 3.75%), due 02/25/42(b) 144A	1,306,553
1,090,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2022-DNA3, Class M1B, 8.22% (SOFR 30-day average + 2.90%), due 04/25/42(b) 144A	1,128,585
880,000	Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2022-DNA6, Class M2, 11.07% (SOFR 30-day average + 5.75%), due 09/25/42(b) 144A	991,335
209,639	Federal Home Loan Mortgage Corp. STACR Securitized Participation Interests Trust, Series 2017-SPI1, Class B, 4.12%, due 09/25/47(e) 144A	146,785
440,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2017-C07, Class 1B1, 9.43% (SOFR 30-day average + 4.11%), due 05/25/30(b)	478,468
610,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2018-C01, Class 1B1, 8.98% (SOFR 30-day average + 3.66%), due 07/25/30(b)	656,450
492,500	Federal National Mortgage Association Connecticut Avenue Securities, Series 2018-C06, Class 1B1, 9.18% (SOFR 30-day average + 3.86%), due 03/25/31(b)	529,417
799,776	Federal National Mortgage Association Connecticut Avenue Securities, Series 2018-R07, Class 1B1, 9.78% (SOFR 30-day average + 4.46%), due 04/25/31(b) 144A	860,677
856,175	Federal National Mortgage Association Connecticut Avenue Securities, Series 2019-R03, Class 1B1, 9.53% (SOFR 30-day average + 4.21%), due 09/25/31(b) 144A	909,343
667,765	Federal National Mortgage Association Connecticut Avenue Securities, Series 2019-R07, Class 1B1, 8.83% (SOFR 30-day average + 3.51%), due 10/25/39(b) 144A	687,792
260,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2020-R01, Class 1B1, 8.68% (SOFR 30-day average + 3.36%), due 01/25/40(b) 144A	269,571
112,933	Federal National Mortgage Association Connecticut Avenue Securities, Series 2020-R01, Class 1M2, 7.48% (SOFR 30-day average + 2.16%), due 01/25/40(b) 144A	114,473
2,280,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2021-R01, Class 1B1, 8.42% (SOFR 30-day average + 3.10%), due 10/25/41(b) 144A	2,349,143
1,260,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2021-R03, Class 1B1, 8.07% (SOFR 30-day average + 2.75%), due 12/25/41(b) 144A	1,284,240
1,230,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R01, Class 1B1, 8.47% (SOFR 30-day average + 3.15%), due 12/25/41(b) 144A	1,265,924
1,000,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R04, Class 1M2, 8.42% (SOFR 30-day average + 3.10%), due 03/25/42(b) 144A	1,040,858
1,020,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2023-R06, Class 1B1, 9.22% (SOFR 30-day average + 3.90%), due 07/25/43(b) 144A	1,074,574
1,590,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2024-R01, Class 1B1, 8.02% (SOFR 30-day average + 2.70%), due 01/25/44(b) 144A	1,602,962
1,600,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2024-R02, Class 1B1, 7.82% (SOFR 30-day average + 2.50%), due 02/25/44(b) 144A	1,614,619
900,000	GS Mortgage Securities Corp. II, Series 2024-70P, Class E, 8.67%, due 03/10/41(e) 144A	917,190
510,000	GS Mortgage Securities Corp. Trust, Series 2018-LUAU, Class G, 10.07% (1 mo. USD Term SOFR + 4.75%), due 11/15/32(b) 144A	501,764
570,000	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class A, 6.69% (1 mo. USD Term SOFR + 1.36%), due 12/15/36(b) 144A	567,052
265,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.15%, due 08/10/44(e) 144A	101,572
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
280,000	GS Mortgage Securities Trust, Series 2014-GC22, Class D, 4.70%, due 06/10/47(e) 144A	127,298
670,000	GS Mortgage Securities Trust, Series 2015-GC28, Class D, 4.31%, due 02/10/48(e) 144A	611,779
720,000	GS Mortgage Securities Trust, Series 2015-GC32, Class D, 3.35%, due 07/10/48	635,372
143,622	HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1C, 6.34% (1 mo. USD Term SOFR + 1.01%), due 06/20/35(b)	131,315
140,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class C, 4.72%, due 01/15/49(e)	125,442
1,390,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M, 13.95% (1 mo. USD Term SOFR + 8.62%), due 06/15/35(b) 144A	139
1,210,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class FFL, 8.46% (1 mo. USD Term SOFR + 3.14%), due 07/05/33(b) 144A	815,181
530,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class E, 8.54% (1 mo. USD Term SOFR + 3.21%), due 09/15/29(b) 144A	299,552
800,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class F, 9.34% (1 mo. USD Term SOFR + 4.01%), due 09/15/29(b) 144A	396,153
610,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-MKST, Class F, 8.79% (1 mo. USD Term SOFR + 3.46%), due 12/15/36(b) 144A	63,106
760,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN, Class GFX, 4.69%, due 01/16/37(e) 144A	199,640
810,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-HTL5, Class F, 9.71% (1 mo. USD Term SOFR + 4.38%), due 11/15/38(b) 144A	776,270
1,030,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-ACB, Class D, 8.22% (SOFR 30-day average + 2.90%), due 03/15/39(b) 144A	1,008,206
527,191	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NLP, Class D, 7.49% (1 mo. USD Term SOFR + 2.17%), due 04/15/37(b) 144A	471,250
624,869	KIND Trust, Series 2021-KIND, Class D, 7.74% (1 mo. USD Term SOFR + 2.41%), due 08/15/38(b) 144A	601,649
972,143	Legacy Mortgage Asset Trust, Series 2020-GS4, Class A1, 6.25%, due 02/25/60(n) 144A	976,797
638,931	Life Mortgage Trust, Series 2021-BMR, Class F, 7.79% (1 mo. USD Term SOFR + 2.46%), due 03/15/38(b) 144A	619,296
532,445	Med Trust, Series 2021-MDLN, Class C, 7.24% (1 mo. USD Term SOFR + 1.91%), due 11/15/38(b) 144A	531,419
577,230	Med Trust, Series 2021-MDLN, Class E, 8.59% (1 mo. USD Term SOFR + 3.26%), due 11/15/38(b) 144A	575,828
1,741,641	Med Trust, Series 2021-MDLN, Class G, 10.69% (1 mo. USD Term SOFR + 5.36%), due 11/15/38(b) 144A	1,743,535
746,600	MHC Commercial Mortgage Trust, Series 2021-MHC, Class A, 6.24% (1 mo. USD Term SOFR + 0.92%), due 04/15/38(b) 144A	743,660
472,000	MHC Trust, Series 2021-MHC2, Class E, 7.39% (1 mo. USD Term SOFR + 2.06%), due 05/15/38(b) 144A	465,834
320,000	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.28%, due 07/11/40(e) 144A	284,280
326,057	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.28%, due 10/15/30 144A	292,270
490,000	MSWF Commercial Mortgage Trust, Series 2023-1, Class A4, 5.47%, due 05/15/56	503,885
540,000	MSWF Commercial Mortgage Trust, Series 2023-2, Class C, 7.02%, due 12/15/56(e)	564,529
449,766	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 8.68% (SOFR 30-day average + 3.36%), due 10/25/49(b) 144A	444,074
458,379	Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, 9.18% (SOFR 30-day average + 3.86%), due 03/25/50(b) 144A	454,616
271,634	Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class A, 6.91% (1 mo. USD Term SOFR + 1.58%), due 07/15/36(b) 144A	251,554
338,054	New Residential Mortgage Loan Trust, Series 2017-5A, Class B4, 5.99%, due 06/25/57(e) 144A	327,508

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
403,022	OBX Trust, Series 2022-NQM6, Class A1, 4.70%, due 07/25/62(n) 144A	393,286
658,353	OPG Trust, Series 2021-PORT, Class D, 6.57% (1 mo. USD Term SOFR + 1.25%), due 10/15/36(b) 144A	646,373
63,882	PMT Credit Risk Transfer Trust, Series 2019-3R, Class A, 9.14% (SOFR 30-day average + 3.81%), due 11/27/31(b) 144A	64,006
27,646	Seasoned Credit Risk Transfer Trust, Series 2017-1, Class M1, 4.00%, due 01/25/56(e) 144A	27,493
221,669	Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M1, 4.00%, due 08/25/56(e) 144A	218,294
172,475	Seasoned Credit Risk Transfer Trust, Series 2017-3, Class M1, 4.00%, due 07/25/56(e)	171,117
415,000	Seasoned Credit Risk Transfer Trust, Series 2018-3, Class M, 4.75%, due 08/25/57(e) 144A	383,279
280,000	Seasoned Credit Risk Transfer Trust, Series 2019-1, Class M, 4.75%, due 07/25/58(e) 144A	263,218
790,000	Seasoned Credit Risk Transfer Trust, Series 2019-3, Class M, 4.75%, due 10/25/58(e)	745,499
560,000	Seasoned Credit Risk Transfer Trust, Series 2019-4, Class M, 4.50%, due 02/25/59(e) 144A	508,586
370,000	Seasoned Credit Risk Transfer Trust, Series 2020-1, Class M, 4.25%, due 08/25/59(e) 144A	339,075
640,000	Seasoned Credit Risk Transfer Trust, Series 2020-2, Class M, 4.25%, due 11/25/59(e) 144A	594,254
590,000	Seasoned Credit Risk Transfer Trust, Series 2020-3, Class M, 4.25%, due 05/25/60(e) 144A	542,519
500,000	Seasoned Credit Risk Transfer Trust, Series 2021-1, Class M, 4.25%, due 09/25/60 144A	464,641
1,620,000	Seasoned Credit Risk Transfer Trust, Series 2024-1, Class M, 5.00%, due 11/25/63(e) 144A	1,318,173
1,580,000	SMRT Commercial Mortgage Trust, Series 2022-MINI, Class D, 7.28% (1 mo. USD Term SOFR + 1.95%), due 01/15/39(b) 144A	1,554,766
230,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 8.50% (U.S. (Fed) Prime Rate + 0.00%), due 11/15/27(b)(d) 144A	75,693
900,000	Starwood Retail Property Trust, Series 2014-STAR, Class D, 8.50% (U.S. (Fed) Prime Rate + 0.00%), due 11/15/27(b)(d) 144A	72,360
290,057	Structured Asset Mortgage Investments II Trust, Series 2005-AR2, Class 2A2, 6.00% (1 mo. USD Term SOFR + 0.67%), due 05/25/45(b)	215,038
940,000	Towd Point Mortgage Trust, Series 2017-5, Class B1, 6.17% (1 mo. USD Term SOFR + 1.91%), due 02/25/57(b) 144A	970,626
590,000	Towd Point Mortgage Trust, Series 2019-4, Class B1B, 3.50%, due 10/25/59(e) 144A	463,557
219,639	UBS Commercial Mortgage Trust, Series 2017-C7, Class A3, 3.42%, due 12/15/50	207,235
1,550,000	Verus Securitization Trust, Series 2023-4, Class B1, 8.19%, due 05/25/68(e) 144A	1,543,839
615,787	Verus Securitization Trust, Series 2023-8, Class A3, 6.97%, due 12/25/68(n) 144A	620,983
312,974	WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR16, Class 2A2, 4.36%, due 12/25/36(e)	269,645
350,000	WB Commercial Mortgage Trust, Series 2024-HQ, Class D, 8.28%, due 03/15/40(e) 144A	353,837
530,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class B, 3.96%, due 12/15/47	516,589
1,190,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class D, 2.80%, due 12/15/50(e) 144A	825,021
190,194	Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, 6.27%, due 04/25/36(e)	177,614
		102,670,224
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Mortgage Backed Securities - U.S. Government Agency Obligations — 0.0%
185,696		Federal National Mortgage Association, Pool # FS5059, 3.50%, due 11/01/48	169,516
		Sovereign Debt Obligations — 31.9%
1,275,000		Abu Dhabi Government International Bonds, 3.13%, due 09/30/49(i)	898,408
1,700,000		Abu Dhabi Government International Bonds, 3.13%, due 09/30/49 144A	1,198,061
1,735,000		Angola Government International Bonds, 8.00%, due 11/26/29(i)	1,620,490
240,000		Angola Government International Bonds, 8.75%, due 04/14/32 144A	221,207
390,000		Angola Government International Bonds, 9.13%, due 11/26/49(i)	331,239
5,505		Argentina Republic Government International Bonds, 1.00%, due 07/09/29	2,974
2,330,000		Argentina Republic Government International Bonds, 3.63%, due 07/09/35(n)	971,812
327,438		Argentina Republic Government International Bonds, 3.63%, due 07/09/46(n)	147,692
380,000		Bahamas Government International Bonds, 8.95%, due 10/15/32(i)	369,144
975,000		Bahrain Government International Bonds, 5.63%, due 05/18/34(i)	881,175
2,325,000		Bahrain Government International Bonds, 7.50%, due 02/12/36 144A	2,387,170
1,075,712,080	CLP	Bonos de la Tesoreria de la Republica, 1.90%, due 09/01/30	1,061,018
55,640,280	CLP	Bonos de la Tesoreria de la Republica, 2.00%, due 03/01/35	54,409
853,150,960	CLP	Bonos de la Tesoreria de la Republica, 3.40%, due 10/01/39(i)	983,753
870,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 2.30%, due 10/01/28(i)	778,020
3,045,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 2.50%, due 03/01/25	3,015,973
1,985,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 4.50%, due 03/01/26	1,981,278
1,115,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 4.70%, due 09/01/30(i)	1,073,501
2,140,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 5.00%, due 10/01/28(i)	2,146,104
205,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 5.00%, due 03/01/35	194,553
830,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 5.80%, due 10/01/34(i)	868,548
2,165,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 6.00%, due 04/01/33(i)	2,244,721
270,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 7.00%, due 05/01/34(i)	300,258
1,000,000		Brazil Government International Bonds, 4.63%, due 01/13/28(j)	983,769
2,360,000		Brazil Government International Bonds, 4.75%, due 01/14/50	1,774,845
4,354,000	BRL	Brazil Letras do Tesouro Nacional, 13.11%, due 07/01/25(h)	772,964
13,921,000	BRL	Brazil Letras do Tesouro Nacional, Series LTN, 9.89%, due 01/01/25(h)	2,590,113
5,550,000	BRL	Brazil Letras do Tesouro Nacional, Series LTN, 10.06%, due 07/01/27(h)	805,329
7,975,000	BRL	Brazil Letras do Tesouro Nacional, Series LTN, 10.45%, due 07/01/26(h)	1,283,959
35,362,000	BRL	Brazil Letras do Tesouro Nacional, Series LTN, 11.49%, due 01/01/26(h)	5,978,210
140,000	BRL	Brazil Notas do Tesouro Nacional, 6.00%, due 05/15/35	120,766
366,000	BRL	Brazil Notas do Tesouro Nacional, 6.00%, due 08/15/50	316,809
11,518,000	BRL	Brazil Notas do Tesouro Nacional, Series NTNF, 10.00%, due 01/01/25	2,299,798
57,756,000	BRL	Brazil Notas do Tesouro Nacional, Series NTNF, 10.00%, due 01/01/27	11,482,134
78,356,000	BRL	Brazil Notas do Tesouro Nacional, Series NTNF, 10.00%, due 01/01/29	15,301,005
64,867,000	BRL	Brazil Notas do Tesouro Nacional, Series NTNF, 10.00%, due 01/01/31	12,457,396
27,376,000	BRL	Brazil Notas do Tesouro Nacional, Series NTNF, 10.00%, due 01/01/33	5,230,929
548,000		Chile Government International Bonds, 2.55%, due 01/27/32(j)	463,816
403,000		Chile Government International Bonds, 4.34%, due 03/07/42	352,514
5,870,000	CNY	China Government Bonds, 2.52%, due 08/25/33	819,789
5,790,000	CNY	China Government Bonds, 2.68%, due 05/21/30	815,531
5,320,000	CNY	China Government Bonds, 2.85%, due 06/04/27	752,049
27,640,000	CNY	China Government Bonds, 2.88%, due 02/25/33	3,967,107
2,310,000	CNY	China Government Bonds, 3.02%, due 10/22/25	325,132
1,990,000	CNY	China Government Bonds, 3.02%, due 05/27/31	287,094
6,770,000	CNY	China Government Bonds, 3.27%, due 11/19/30	992,115

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Sovereign Debt Obligations — continued
2,250,000	CNY	China Government Bonds, 3.28%, due 12/03/27	324,319
15,960,000	CNY	China Government Bonds, 3.53%, due 10/18/51	2,588,978
2,340,000	CNY	China Government Bonds, 3.72%, due 04/12/51	390,158
5,790,000	CNY	China Government Bonds, 3.81%, due 09/14/50	976,505
3,630,000	CNY	China Government Bonds, Series 1906, 3.29%, due 05/23/29	528,417
8,120,000	CNY	China Government Bonds, Series 1915, 3.13%, due 11/21/29	1,173,727
1,690,000		Colombia Government International Bonds, 4.50%, due 03/15/29	1,559,787
15,907,000,000	COP	Colombia TES, Series B, 5.75%, due 11/03/27	3,681,478
26,423,300,000	COP	Colombia TES, Series B, 6.00%, due 04/28/28	6,083,796
15,033,300,000	COP	Colombia TES, Series B, 6.25%, due 11/26/25	3,783,763
14,012,900,000	COP	Colombia TES, Series B, 6.25%, due 07/09/36	2,597,169
14,702,700,000	COP	Colombia TES, Series B, 7.00%, due 03/26/31	3,278,431
31,869,600,000	COP	Colombia TES, Series B, 7.00%, due 06/30/32	6,898,487
24,065,600,000	COP	Colombia TES, Series B, 7.25%, due 10/18/34	5,075,191
5,090,000,000	COP	Colombia TES, Series B, 7.25%, due 10/26/50	928,693
16,380,600,000	COP	Colombia TES, Series B, 7.50%, due 08/26/26	4,093,796
18,509,300,000	COP	Colombia TES, Series B, 7.75%, due 09/18/30	4,372,018
8,627,400,000	COP	Colombia TES, Series B, 9.25%, due 05/28/42	1,973,201
7,595,900,000	COP	Colombia TES, Series B, 13.25%, due 02/09/33	2,313,569
1,517,200,000	COP	Colombia TES, Series G, 7.00%, due 03/26/31	338,308
865,000		Costa Rica Government International Bonds, 7.16%, due 03/12/45(i)	907,798
34,210,000	CZK	Czech Republic Government Bonds, Series 103, 2.00%, due 10/13/33	1,243,661
24,930,000	CZK	Czech Republic Government Bonds, Series 105, 2.75%, due 07/23/29	1,015,615
14,000,000	CZK	Czech Republic Government Bonds, Series 11Y, 4.90%, due 04/14/34	644,330
16,910,000	CZK	Czech Republic Government Bonds, Series 120, 1.25%, due 02/14/25	703,224
29,670,000	CZK	Czech Republic Government Bonds, Series 121, 1.20%, due 03/13/31	1,068,655
15,630,000	CZK	Czech Republic Government Bonds, Series 130, 0.05%, due 11/29/29	544,186
24,440,000	CZK	Czech Republic Government Bonds, Series 138, 1.75%, due 06/23/32	888,243
10,450,000	CZK	Czech Republic Government Bonds, Series 145, 3.50%, due 05/30/35	426,994
4,340,000	CZK	Czech Republic Government Bonds, Series 148, 6.00%, due 02/26/26	192,975
93,690,000	CZK	Czech Republic Government Bonds, Series 149, 5.50%, due 12/12/28	4,307,723
83,460,000	CZK	Czech Republic Government Bonds, Series 150, 5.00%, due 09/30/30	3,810,650
31,500,000	CZK	Czech Republic Government Bonds, Series 153, 5.75%, due 03/29/29	1,466,633
9,080,000	CZK	Czech Republic Government Bonds, Series 49, 4.20%, due 12/04/36(i)	397,010
4,900,000	CZK	Czech Republic Government Bonds, Series 78, 2.50%, due 08/25/28(i)	199,344
22,210,000	CZK	Czech Republic Government Bonds, Series 94, 0.95%, due 05/15/30(i)	804,239
15,220,000	CZK	Czech Republic Government Bonds, Series 95, 1.00%, due 06/26/26(i)	610,826
270,000		Dominican Republic International Bonds, 4.50%, due 01/30/30(i)	246,693
580,000		Dominican Republic International Bonds, 4.88%, due 09/23/32(i)	521,000
350,000		Dominican Republic International Bonds, 5.50%, due 02/22/29 144A	340,640
1,865,000		Dominican Republic International Bonds, 5.88%, due 01/30/60(i)	1,590,476
1,005,000		Dominican Republic International Bonds, 6.00%, due 07/19/28 144A	1,000,394
23,800,000	DOP	Dominican Republic International Bonds, 13.63%, due 02/03/33(i)	489,583
300,000		Ecuador Government International Bonds, 3.50%, due 07/31/35(i)(n)	158,663
1,575,000		Ecuador Government International Bonds, 6.00%, due 07/31/30(i)(n)	1,072,871
6,937,000	EGP	Egypt Government Bonds, Series 10Y, 14.82%, due 07/06/31	83,554
7,061,000	EGP	Egypt Government Bonds, Series 10YR, 14.66%, due 10/06/30	86,232
1,720,000		Egypt Government International Bonds, 5.80%, due 09/30/27(i)	1,556,514
440,000		Egypt Government International Bonds, 7.05%, due 01/15/32(i)	365,384
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Sovereign Debt Obligations — continued
860,000		Egypt Government International Bonds, 7.50%, due 01/31/27(i)	830,231
2,105,000		Egypt Government International Bonds, 7.60%, due 03/01/29(i)	1,946,725
1,520,000		Egypt Government International Bonds, 8.88%, due 05/29/50(i)	1,252,328
110,000		El Salvador Government International Bonds, 6.38%, due 01/18/27(i)	96,069
11,240,000	ZAR	European Investment Bank, 8.50%, due 09/17/24(i)	592,312
5,100,000,000	IDR	Export-Import Bank of Korea, 8.00%, due 05/15/24(i)	321,794
1,480,000		Gabon Government International Bonds, 7.00%, due 11/24/31(i)	1,266,241
2,745,000		Ghana Government International Bonds, 7.75%, due 04/07/29(i)	1,428,292
390,000		Ghana Government International Bonds, 7.75%, due 04/07/29 144A	203,026
370,000		Ghana Government International Bonds, 10.75%, due 10/14/30(i)	252,899
300,000		Guatemala Government Bonds, 4.38%, due 06/05/27(i)	288,401
1,340,000		Guatemala Government Bonds, 4.88%, due 02/13/28(i)	1,295,445
1,155,000		Hazine Mustesarligi Varlik Kiralama AS, 8.51%, due 01/14/29 144A	1,224,487
1,055,000		Honduras Government International Bonds, 5.63%, due 06/24/30(i)	940,052
143,770,000	HUF	Hungary Government Bonds, Series 26/D, 2.75%, due 12/22/26	356,067
225,260,000	HUF	Hungary Government Bonds, Series 26/E, 1.50%, due 04/22/26	558,135
165,120,000	HUF	Hungary Government Bonds, Series 26/H, 9.50%, due 10/21/26	480,174
544,640,000	HUF	Hungary Government Bonds, Series 26/H, 9.50%, due 10/21/26	1,583,830
182,140,000	HUF	Hungary Government Bonds, Series 27/A, 3.00%, due 10/27/27	442,438
906,480,000	HUF	Hungary Government Bonds, Series 28/A, 6.75%, due 10/22/28	2,486,444
1,217,920,000	HUF	Hungary Government Bonds, Series 28/B, 4.50%, due 03/23/28	3,080,069
191,110,000	HUF	Hungary Government Bonds, Series 29/A, 2.00%, due 05/23/29	420,013
425,690,000	HUF	Hungary Government Bonds, Series 30/A, 3.00%, due 08/21/30	948,411
224,860,000	HUF	Hungary Government Bonds, Series 31/A, 3.25%, due 10/22/31	493,396
1,617,930,000	HUF	Hungary Government Bonds, Series 32/A, 4.75%, due 11/24/32	3,883,278
456,210,000	HUF	Hungary Government Bonds, Series 32/A, 4.75%, due 11/24/32	1,094,973
368,130,000	HUF	Hungary Government Bonds, Series 33/A, 2.25%, due 04/20/33	713,223
90,000,000	HUF	Hungary Government Bonds, Series 35/A, 7.00%, due 10/24/35	252,305
466,370,000	HUF	Hungary Government Bonds, Series 38/A, 3.00%, due 10/27/38	850,921
361,590,000	HUF	Hungary Government Bonds, Series 41/A, 3.00%, due 04/25/41	626,671
259,610,000	HUF	Hungary Government Bonds, Series 51/G, 4.00%, due 04/28/51	469,651
21,094,000,000	IDR	Indonesia Treasury Bonds, Series 100, 6.63%, due 02/15/34	1,320,075
16,442,000,000	IDR	Indonesia Treasury Bonds, Series 101, 6.88%, due 04/15/29	1,048,840
4,567,000,000	IDR	Indonesia Treasury Bonds, Series FR40, 11.00%, due 09/15/25	307,235
6,017,000,000	IDR	Indonesia Treasury Bonds, Series FR54, 9.50%, due 07/15/31	441,425
11,780,000,000	IDR	Indonesia Treasury Bonds, Series FR56, 8.38%, due 09/15/26	775,935
2,658,000,000	IDR	Indonesia Treasury Bonds, Series FR58, 8.25%, due 06/15/32	184,259
6,751,000,000	IDR	Indonesia Treasury Bonds, Series FR59, 7.00%, due 05/15/27	432,439
7,852,000,000	IDR	Indonesia Treasury Bonds, Series FR64, 6.13%, due 05/15/28	488,072
72,197,000,000	IDR	Indonesia Treasury Bonds, Series FR68, 8.38%, due 03/15/34	5,101,147
8,328,000,000	IDR	Indonesia Treasury Bonds, Series FR71, 9.00%, due 03/15/29	579,562
17,896,000,000	IDR	Indonesia Treasury Bonds, Series FR72, 8.25%, due 05/15/36	1,261,964
23,174,000,000	IDR	Indonesia Treasury Bonds, Series FR73, 8.75%, due 05/15/31	1,632,324
24,284,000,000	IDR	Indonesia Treasury Bonds, Series FR74, 7.50%, due 08/15/32	1,612,776
19,298,000,000	IDR	Indonesia Treasury Bonds, Series FR75, 7.50%, due 05/15/38	1,288,785
4,546,000,000	IDR	Indonesia Treasury Bonds, Series FR76, 7.38%, due 05/15/48	301,647
14,309,000,000	IDR	Indonesia Treasury Bonds, Series FR78, 8.25%, due 05/15/29	968,057
40,556,000,000	IDR	Indonesia Treasury Bonds, Series FR79, 8.38%, due 04/15/39	2,906,142
34,336,000,000	IDR	Indonesia Treasury Bonds, Series FR81, 6.50%, due 06/15/25	2,170,174

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Sovereign Debt Obligations — continued
59,927,000,000	IDR	Indonesia Treasury Bonds, Series FR83, 7.50%, due 04/15/40	3,994,415
14,660,000,000	IDR	Indonesia Treasury Bonds, Series FR86, 5.50%, due 04/15/26	910,640
13,243,000,000	IDR	Indonesia Treasury Bonds, Series FR87, 6.50%, due 02/15/31	828,926
23,108,000,000	IDR	Indonesia Treasury Bonds, Series FR88, 6.25%, due 06/15/36	1,403,930
10,430,000,000	IDR	Indonesia Treasury Bonds, Series FR89, 6.88%, due 08/15/51	653,626
27,182,000,000	IDR	Indonesia Treasury Bonds, Series FR90, 5.13%, due 04/15/27	1,654,236
81,252,000,000	IDR	Indonesia Treasury Bonds, Series FR91, 6.38%, due 04/15/32	5,033,729
6,949,000,000	IDR	Indonesia Treasury Bonds, Series FR92, 7.13%, due 06/15/42	447,681
13,146,000,000	IDR	Indonesia Treasury Bonds, Series FR95, 6.38%, due 08/15/28	824,902
33,010,000,000	IDR	Indonesia Treasury Bonds, Series FR96, 7.00%, due 02/15/33	2,127,943
15,591,000,000	IDR	Indonesia Treasury Bonds, Series FR97, 7.13%, due 06/15/43	999,161
42,179,000,000	IDR	Indonesia Treasury Bonds, Series FR98, 7.13%, due 06/15/38	2,705,202
1,110,000		Ivory Coast Government International Bonds, 6.38%, due 03/03/28(i)	1,098,797
1,890,000		Ivory Coast Government International Bonds, 7.63%, due 01/30/33 144A	1,878,726
440,000		Ivory Coast Government International Bonds, 8.25%, due 01/30/37 144A	442,350
194,500,000	JMD	Jamaica Government International Bonds, 9.63%, due 11/03/30	1,344,326
820,000		Jordan Government International Bonds, 7.75%, due 01/15/28 144A	833,075
13,218,000	MYR	Malaysia Government Bonds, Series 0118, 3.88%, due 03/14/25	2,807,536
5,705,000	MYR	Malaysia Government Bonds, Series 0119, 3.91%, due 07/15/26	1,218,113
3,721,000	MYR	Malaysia Government Bonds, Series 0120, 4.07%, due 06/15/50	771,839
27,976,000	MYR	Malaysia Government Bonds, Series 0122, 3.58%, due 07/15/32	5,803,087
2,380,000	MYR	Malaysia Government Bonds, Series 0123, 4.46%, due 03/31/53	524,836
2,586,000	MYR	Malaysia Government Bonds, Series 0212, 3.89%, due 03/15/27	553,274
1,597,000	MYR	Malaysia Government Bonds, Series 0216, 4.74%, due 03/15/46	371,823
32,016,000	MYR	Malaysia Government Bonds, Series 0219, 3.89%, due 08/15/29	6,840,959
14,789,000	MYR	Malaysia Government Bonds, Series 0220, 2.63%, due 04/15/31	2,905,456
10,114,000	MYR	Malaysia Government Bonds, Series 0222, 4.70%, due 10/15/42	2,308,413
2,748,000	MYR	Malaysia Government Bonds, Series 0223, 3.52%, due 04/20/28	578,940
1,921,000	MYR	Malaysia Government Bonds, Series 0307, 3.50%, due 05/31/27	405,946
4,721,000	MYR	Malaysia Government Bonds, Series 0310, 4.50%, due 04/15/30	1,037,938
13,319,000	MYR	Malaysia Government Bonds, Series 0311, 4.39%, due 04/15/26	2,869,834
15,564,000	MYR	Malaysia Government Bonds, Series 0316, 3.90%, due 11/30/26	3,331,511
5,176,000	MYR	Malaysia Government Bonds, Series 0317, 4.76%, due 04/07/37	1,181,012
8,228,000	MYR	Malaysia Government Bonds, Series 0318, 4.64%, due 11/07/33	1,846,623
15,741,000	MYR	Malaysia Government Bonds, Series 0319, 3.48%, due 06/14/24	3,326,867
1,205,000	MYR	Malaysia Government Bonds, Series 0411, 4.23%, due 06/30/31	261,966
624,000	MYR	Malaysia Government Bonds, Series 0412, 4.13%, due 04/15/32	134,375
2,226,000	MYR	Malaysia Government Bonds, Series 0413, 3.84%, due 04/15/33	470,459
2,283,000	MYR	Malaysia Government Bonds, Series 0415, 4.25%, due 05/31/35	497,254
6,866,000	MYR	Malaysia Government Bonds, Series 0417, 3.90%, due 11/16/27	1,469,672
6,164,000	MYR	Malaysia Government Bonds, Series 0418, 4.89%, due 06/08/38	1,429,518
15,253,000	MYR	Malaysia Government Bonds, Series 0419, 3.83%, due 07/05/34	3,214,026
23,479,000	MYR	Malaysia Government Bonds, Series 0513, 3.73%, due 06/15/28	4,989,868
3,943,000	MYR	Malaysia Government Bonds, Series 0519, 3.76%, due 05/22/40	810,150
82,208,500	MXN	Mexico Bonos, Series M, 5.00%, due 03/06/25	4,705,570
27,108,100	MXN	Mexico Bonos, Series M, 5.50%, due 03/04/27	1,466,815
113,091,800	MXN	Mexico Bonos, Series M, 5.75%, due 03/05/26	6,297,858
3,902,000	MXN	Mexico Bonos, Series M, 7.00%, due 09/03/26	220,560
34,425,400	MXN	Mexico Bonos, Series M, 7.50%, due 05/26/33	1,845,438
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Sovereign Debt Obligations — continued
122,298,400	MXN	Mexico Bonos, Series M, 7.75%, due 05/29/31	6,767,937
24,663,400	MXN	Mexico Bonos, Series M, 7.75%, due 11/23/34	1,327,870
98,837,300	MXN	Mexico Bonos, Series M, 7.75%, due 11/13/42	5,052,540
99,190,600	MXN	Mexico Bonos, Series M, 8.00%, due 11/07/47	5,147,880
70,146,700	MXN	Mexico Bonos, Series M, 8.00%, due 07/31/53	3,610,149
19,251,900	MXN	Mexico Bonos, Series M, 8.00%, due 07/31/53	990,812
24,434,100	MXN	Mexico Bonos, Series M, 8.50%, due 03/01/29	1,422,644
100,641,500	MXN	Mexico Bonos, Series M 20, 7.50%, due 06/03/27	5,727,921
16,023,300	MXN	Mexico Bonos, Series M 20, 8.50%, due 05/31/29	933,466
81,091,000	MXN	Mexico Bonos, Series M 20, 8.50%, due 05/31/29	4,724,102
42,428,800	MXN	Mexico Bonos, Series M 20, 10.00%, due 12/05/24	2,534,385
1,618,600	MXN	Mexico Bonos, Series M 20, 10.00%, due 12/05/24	96,683
29,107,700	MXN	Mexico Bonos, Series M 30, 8.50%, due 11/18/38	1,628,546
58,717,300	MXN	Mexico Bonos, Series M 30, 8.50%, due 11/18/38	3,285,173
7,390,300	MXN	Mexico Bonos, Series M 30, 10.00%, due 11/20/36	468,310
2,020,000		Mexico Government International Bonds, 2.66%, due 05/24/31	1,690,154
624,000		Mexico Government International Bonds, 4.75%, due 03/08/44	521,551
595,000		Mexico Government International Bonds, 4.88%, due 05/19/33	564,729
1,130,000		Mexico Government International Bonds, 6.00%, due 05/07/36	1,134,866
470,000		Mexico Government International Bonds, 6.34%, due 05/04/53	464,876
13,817,797	MXN	Mexico Udibonos, Series S, 4.50%, due 12/04/25	803,007
19,915,030	MXN	Mexico Udibonos, Series S, 4.50%, due 11/22/35	1,158,349
320,000		Mongolia Government International Bonds, 8.65%, due 01/19/28 144A	337,997
740,000		Montenegro Government International Bonds, 7.25%, due 03/12/31 144A	753,953
1,060,000		Mozambique International Bonds, 9.00%, due 09/15/31(i)(n)	910,741
590,000		Nigeria Government International Bonds, 7.14%, due 02/23/30(i)	537,292
805,000		Nigeria Government International Bonds, 8.38%, due 03/24/29(i)	787,222
711,574,000	NGN	Nigeria Treasury Bills, Series 364D, 25.01%, due 03/27/25	437,461
1,520,000		Oman Government International Bonds, 5.63%, due 01/17/28 144A	1,528,770
1,190,000		Pakistan Government International Bonds, 6.88%, due 12/05/27(i)	1,017,628
645,000		Panama Government International Bonds, 6.40%, due 02/14/35	610,705
640,000		Panama Government International Bonds, 8.00%, due 03/01/38	672,070
1,520,000		Paraguay Government International Bonds, 5.40%, due 03/30/50(i)	1,340,314
225,000		Paraguay Government International Bonds, 6.00%, due 02/09/36 144A	228,184
5,919,000,000	PYG	Paraguay Government International Bonds, 7.90%, due 02/09/31	830,768
1,772,000	PEN	Peru Government Bonds, 5.35%, due 08/12/40	382,740
10,882,000	PEN	Peru Government Bonds, 5.40%, due 08/12/34	2,519,818
8,770,000	PEN	Peru Government Bonds, 5.94%, due 02/12/29	2,345,246
10,600,000	PEN	Peru Government Bonds, 6.15%, due 08/12/32	2,678,618
2,710,000	PEN	Peru Government Bonds, 6.90%, due 08/12/37	692,706
2,086,000	PEN	Peru Government Bonds, 6.95%, due 08/12/31	563,810
15,770,000	PEN	Peru Government Bonds, 7.30%, due 08/12/33(i)	4,260,905
505,000		Peru Government International Bonds, 5.63%, due 11/18/50	504,167
8,851,000	PEN	Peru Government International Bonds, 5.94%, due 02/12/29(i)	2,366,907
8,355,000	PEN	Peru Government International Bonds, 6.35%, due 08/12/28(i)	2,300,665
4,830,000	PEN	Peru Government International Bonds, 6.90%, due 08/12/37(i)	1,234,601
9,442,000	PEN	Peru Government International Bonds, 6.95%, due 08/12/31(i)	2,528,210
10,809,000	PEN	Peru Government International Bonds, 6.95%, due 08/12/31(i)	2,921,485
5,690,000	PEN	Peru Government International Bonds, 7.30%, due 08/12/33	1,537,384

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Sovereign Debt Obligations — continued
4,000,000	PEN	Peru Government International Bonds, 7.30%, due 08/12/33(i)	1,080,762
1,747,456		Provincia de Buenos Aires/Government Bonds, 6.38%, due 09/01/37(n) 144A	718,558
1,600,171		Provincia de Buenos Aires/Government Bonds, 6.38%, due 09/01/37(i)(n)	657,994
281,092		Provincia de Cordoba, 6.88%, due 12/10/25(n) 144A	244,258
400,000		Qatar Government International Bonds, 5.10%, due 04/23/48 144A	389,844
2,064,430	GHS	Republic of Ghana Government Bonds, Series G10Y, 9.25%, due 02/08/33	66,170
773,289	GHS	Republic of Ghana Government Bonds, Series G11Y, 9.40%, due 02/07/34	24,092
774,051	GHS	Republic of Ghana Government Bonds, Series G12Y, 9.55%, due 02/06/35	23,644
774,815	GHS	Republic of Ghana Government Bonds, Series G13Y, 9.70%, due 02/05/36	23,368
775,578	GHS	Republic of Ghana Government Bonds, Series G14Y, 9.85%, due 02/03/37	23,228
781,193	GHS	Republic of Ghana Government Bonds, Series G15Y, 10.00%, due 02/02/38	23,340
10,107,984	GHS	Republic of Ghana Government Bonds, Series G4Y, 8.35%, due 02/16/27	503,999
4,390,788	GHS	Republic of Ghana Government Bonds, Series G5Y, 8.50%, due 02/15/28	195,430
10,204,238	GHS	Republic of Ghana Government Bonds, Series G6Y, 8.65%, due 02/13/29	412,470
7,506,879	GHS	Republic of Ghana Government Bonds, Series G7Y, 8.80%, due 02/12/30	280,675
5,701,092	GHS	Republic of Ghana Government Bonds, Series G8Y, 8.95%, due 02/11/31	199,481
2,063,128	GHS	Republic of Ghana Government Bonds, Series G9Y, 9.10%, due 02/10/32	68,742
350,000		Republic of Kenya Government International Bonds, 6.30%, due 01/23/34(i)	287,062
565,000		Republic of Kenya Government International Bonds, 7.00%, due 05/22/27(i)	552,005
265,000		Republic of Kenya Government International Bonds, 8.00%, due 05/22/32(i)	249,014
4,960,000		Republic of Kenya Government International Bonds, 9.75%, due 02/16/31 144A	5,093,300
4,343,000	PLN	Republic of Poland Government Bonds, Series 0428, 2.75%, due 04/25/28	993,580
13,099,000	PLN	Republic of Poland Government Bonds, Series 0432, 1.75%, due 04/25/32	2,519,259
7,192,000	PLN	Republic of Poland Government Bonds, Series 0527, 3.75%, due 05/25/27	1,730,839
1,400,000	PLN	Republic of Poland Government Bonds, Series 0725, 3.25%, due 07/25/25	342,698
1,834,000	PLN	Republic of Poland Government Bonds, Series 0726, 2.50%, due 07/25/26	434,255
3,743,000	PLN	Republic of Poland Government Bonds, Series 0727, 2.50%, due 07/25/27	864,285
42,727,000	PLN	Republic of Poland Government Bonds, Series 0728, 7.50%, due 07/25/28	11,609,733
5,958,000	PLN	Republic of Poland Government Bonds, Series 1026, 0.25%, due 10/25/26	1,322,526
14,492,000	PLN	Republic of Poland Government Bonds, Series 1029, 2.75%, due 10/25/29	3,205,364
7,409,000	PLN	Republic of Poland Government Bonds, Series 1030, 1.25%, due 10/25/30	1,449,046
31,649,000	PLN	Republic of Poland Government Bonds, Series 1033, 6.00%, due 10/25/33	8,262,175
188,297,618	ZAR	Republic of South Africa Government Bonds, Series 2030, 8.00%, due 01/31/30	8,847,962
102,949,192	ZAR	Republic of South Africa Government Bonds, Series 2032, 8.25%, due 03/31/32	4,540,121
100,666,579	ZAR	Republic of South Africa Government Bonds, Series 2035, 8.88%, due 02/28/35	4,244,888
166,803,021	ZAR	Republic of South Africa Government Bonds, Series 2037, 8.50%, due 01/31/37	6,508,720
125,728,517	ZAR	Republic of South Africa Government Bonds, Series 2040, 9.00%, due 01/31/40	4,907,305
148,574,017	ZAR	Republic of South Africa Government Bonds, Series 2044, 8.75%, due 01/31/44	5,494,169
210,207,332	ZAR	Republic of South Africa Government Bonds, Series 2048, 8.75%, due 02/28/48	7,702,838
76,755,000	ZAR	Republic of South Africa Government Bonds, Series 2048, 8.75%, due 02/28/48	2,812,610
130,816,118	ZAR	Republic of South Africa Government Bonds, Series R186, 10.50%, due 12/21/26	7,099,251
14,732,506	ZAR	Republic of South Africa Government Bonds, Series R209, 6.25%, due 03/31/36	484,931
103,856,177	ZAR	Republic of South Africa Government Bonds, Series R213, 7.00%, due 02/28/31	4,422,988
78,479,026	ZAR	Republic of South Africa Government Bonds, Series R214, 6.50%, due 02/28/41	2,368,928
4,415,000		Republic of South Africa Government International Bonds, 5.88%, due 04/20/32	3,984,802
7,103,700,000	UGX	Republic of Uganda Government Bonds, 15.00%, due 05/20/32	1,777,113
3,640,000,000	UGX	Republic of Uganda Government Bonds, Series 15YR, 16.00%, due 05/14/37	932,917
1,300,000,000	UGX	Republic of Uganda Government Bonds, Series 15YR, 16.38%, due 03/04/32	350,514
1,100,000,000	UGX	Republic of Uganda Government Bonds, Series 3YR, 14.00%, due 05/29/25	285,832
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Sovereign Debt Obligations — continued
380,000		Republic of Uzbekistan International Bonds, 3.90%, due 10/19/31(i)	314,312
1,405,000	RON	Romania Government Bonds, 8.75%, due 10/30/28	335,167
1,570,000	RON	Romania Government Bonds, Series 10Y, 5.00%, due 02/12/29	323,444
3,330,000	RON	Romania Government Bonds, Series 10Y, 6.70%, due 02/25/32	731,855
860,000	RON	Romania Government Bonds, Series 10Y, 7.20%, due 10/30/33	195,685
2,435,000	RON	Romania Government Bonds, Series 10Y, 8.25%, due 09/29/32	586,137
2,275,000	RON	Romania Government Bonds, Series 10YR, 4.15%, due 10/24/30	436,948
1,500,000	RON	Romania Government Bonds, Series 15Y, 3.65%, due 09/24/31	273,985
4,100,000	RON	Romania Government Bonds, Series 15Y, 4.75%, due 10/11/34	772,175
1,560,000	RON	Romania Government Bonds, Series 15YR, 5.80%, due 07/26/27	335,686
2,420,000	RON	Romania Government Bonds, Series 5Y, 3.25%, due 06/24/26	496,994
1,840,000	RON	Romania Government Bonds, Series 5Y, 4.25%, due 04/28/36	325,256
2,595,000	RON	Romania Government Bonds, Series 8Y, 4.85%, due 07/25/29	528,902
348,000	EUR	Romania Government International Bonds, 2.75%, due 02/26/26 144A	368,622
346,000	EUR	Romania Government International Bonds, 3.62%, due 05/26/30 144A	345,372
1,030,000	EUR	Romania Government International Bonds, 5.63%, due 02/22/36 144A	1,110,865
790,000	EUR	Romania Government International Bonds, 6.63%, due 09/27/29 144A	924,677
606,000		Romania Government International Bonds, 7.13%, due 01/17/33 144A	649,246
86,446,000	RUB	Russia Federal Bonds - OFZ, Series 6212, 7.05%, due 01/19/28(o)	424,876
29,262,000	RUB	Russia Federal Bonds - OFZ, Series 6218, 8.50%, due 09/17/31(o)	128,016
60,698,000	RUB	Russia Federal Bonds - OFZ, Series 6221, 7.70%, due 03/23/33(o)	265,543
59,072,000	RUB	Russia Federal Bonds - OFZ, Series 6224, 6.90%, due 05/23/29(o)	277,573
32,547,000	RUB	Russia Federal Bonds - OFZ, Series 6225, 7.25%, due 05/10/34(o)	128,325
40,966,000	RUB	Russia Federal Bonds - OFZ, Series 6228, 7.65%, due 04/10/30(o)	183,644
24,639,000	RUB	Russia Federal Bonds - OFZ, Series 6230, 7.70%, due 03/16/39(o)	97,145
52,609,000	RUB	Russia Federal Bonds - OFZ, Series 6233, 6.10%, due 07/18/35(o)	207,424
590,000		Saudi Government International Bonds, 4.50%, due 10/26/46(i)	505,413
350,000		Senegal Government International Bonds, 6.25%, due 05/23/33(i)	299,178
867,000	EUR	Serbia International Bonds, 1.00%, due 09/23/28 144A	796,842
160,700,000	RSD	Serbia Treasury Bonds, Series 8Y, 7.00%, due 10/26/31	1,580,949
2,095,000		Sri Lanka Government International Bonds, 6.20%, due 05/11/27(i)	1,241,202
59,362,000	THB	Thailand Government Bonds, 2.00%, due 12/17/31	1,581,492
108,710,000	THB	Thailand Government Bonds, 2.13%, due 12/17/26	2,977,297
82,521,000	THB	Thailand Government Bonds, 2.65%, due 06/17/28	2,302,121
208,809,000	THB	Thailand Government Bonds, 3.35%, due 06/17/33	6,106,399
21,117,000	THB	Thailand Government Bonds, 3.39%, due 06/17/37	622,748
57,886,000	THB	Thailand Government Bonds, 3.45%, due 06/17/43	1,688,561
47,333,099	THB	Thailand Government Bonds, Series ILB, 1.25%, due 03/12/28(i)	1,232,808
5,281,000	THB	Thailand Government Bonds, Series THAI, 2.75%, due 06/17/52	131,439
14,006,744	TRY	Turkiye Government Bonds, 17.30%, due 07/19/28	333,911
7,366,946	TRY	Turkiye Government Bonds, 26.20%, due 10/05/33	236,764
7,373,409	TRY	Turkiye Government Bonds, 31.08%, due 11/08/28	238,852
1,505,000		Turkiye Government International Bonds, 7.63%, due 05/15/34(j)	1,512,901
2,230,000		Turkiye Government International Bonds, 9.38%, due 01/19/33	2,484,198
1,175,000		Turkiye Ihracat Kredi Bankasi AS, 9.38%, due 01/31/26 144A	1,231,970
530,000		UAE International Government Bonds, 4.95%, due 07/07/52 144A	506,952
1,450,000		Ukraine Government International Bonds, 7.38%, due 09/25/34(i)	425,328
1,695,000		Ukraine Government International Bonds, 9.75%, due 11/01/30(i)	597,747
61,969,885	UYU	Uruguay Government International Bonds, 3.88%, due 07/02/40(j)	1,781,197

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)		Description	Value ($)
		Sovereign Debt Obligations — continued
36,383,974	UYU	Uruguay Government International Bonds, 4.38%, due 12/15/28	1,029,434
7,884,000	UYU	Uruguay Government International Bonds, 8.50%, due 03/15/28(i)	206,958
197,173,804	UYU	Uruguay Government International Bonds, 9.75%, due 07/20/33	5,524,226
1,425,000		Zambia Government International Bonds, 8.97%, due 07/30/27(i)	1,051,607
			567,286,712
		U.S. Government and Agency Obligations — 0.8%
3,135,400		U.S. Treasury Notes, 2.00%, due 02/15/25(p)	3,052,185
4,420,000		U.S. Treasury Notes, 3.75%, due 12/31/30	4,298,450
3,000,000		U.S. Treasury Notes, 4.00%, due 01/31/29	2,969,531
1,320,000		U.S. Treasury Notes, 4.25%, due 01/31/26	1,309,739
3,142,700		U.S. Treasury Notes, 4.63%, due 06/30/25(p)	3,131,774
			14,761,679
		TOTAL DEBT OBLIGATIONS (COST $1,640,044,044)	1,627,505,775

Shares	Description	Value ($)
	COMMON STOCKS — 0.0%
	Basic Materials — 0.0%
1,282	Arctic Canadian Diamond Co. Ltd.*(d)(g)	210,767
	Energy — 0.0%
10	Amplify Energy Corp.*	66
	TOTAL COMMON STOCKS (COST $0)	210,833
	PREFERRED STOCK — 0.0%
	Energy — 0.0%
40,584	Equitrans Midstream Corp., 9.75%(b)(k)	887,775
	TOTAL PREFERRED STOCK (COST $900,961)	887,775

Notional Value	Description	Value ($)
	PURCHASED OPTIONS — 0.0%
	PURCHASED CURRENCY OPTION — 0.0%
	Put Option — 0.0%
3,930,000	AUD/USD Option with BNP Paribas S.A., Strike Price USD 0.67, Expires 04/17/24	2,625
	TOTAL PURCHASED CURRENCY OPTION (PREMIUMS PAID $43,859)	2,625

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Number of Contracts	Notional Value ($)	Description	Value ($)
		PURCHASED FUTURES OPTIONS — 0.0%
		Put Options — 0.0%
2,350	12,474,975	S&P 500 E-mini Futures with JPMorgan Chase Bank N.A., Strike Price $4,850.00, Expires 04/19/24	7,403
1,000	5,308,500	S&P 500 E-mini Futures with JPMorgan Chase Bank N.A., Strike Price $4,800.00, Expires 05/17/24	9,700
550	2,919,675	S&P 500 E-mini Futures with JPMorgan Chase Bank N.A., Strike Price $4,900.00, Expires 06/21/24	16,362
			33,465
		TOTAL PURCHASED FUTURES OPTIONS (PREMIUMS PAID $154,901)	33,465
		TOTAL PURCHASED OPTIONS (PREMIUMS PAID $198,760)	36,090

Par Value(a)		Description	Value ($)
		SHORT-TERM INVESTMENTS — 3.0%
		Mutual Fund - Securities Lending Collateral — 2.1%
38,046,847		State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(q)(r)	38,046,847
		U.S. Government and Agency Obligations — 0.2%
1,573,200		U.S. Treasury Bills, 5.34%, due 05/02/24(h)	1,566,055
1,642,300		U.S. Treasury Bills, 5.35%, due 08/15/24(h)	1,610,641
			3,176,696
		Sovereign Debt Obligations — 0.7%
13,081,000	UYU	Uruguay Monetary Regulation Bills, 10.11%, due 05/17/24(h)	344,134
57,300,000	UYU	Uruguay Monetary Regulation Bills, 9.30%, due 08/09/24(h)	1,476,692
51,475,000	EGP	Egypt Treasury Bills, 30.48%, due 06/18/24	1,032,737
119,525,000	EGP	Egypt Treasury Bills, 29.46%, due 01/14/25	2,083,425
73,500,000	EGP	Egypt Treasury Bills, 29.74%, due 03/04/25	1,237,530
119,525,000	EGP	Egypt Treasury Bills, 30.36%, due 03/11/25	2,002,481
106,600,000	EGP	Egypt Treasury Bills, 29.43%, due 03/18/25	1,777,063
100,700,000	EGP	Egypt Treasury Bills, 29.65%, due 12/17/24	1,787,979
14,475,000	EGP	Egypt Treasury Bills, 27.78%, due 12/24/24	255,992
			11,998,033
		TOTAL SHORT-TERM INVESTMENTS (COST $52,888,529)	53,221,576
		TOTAL INVESTMENTS — 94.4% (Cost $1,694,032,294)	1,681,862,049
		Other Assets and Liabilities (net)(s) — 5.6%	99,344,058
		NET ASSETS — 100.0%	$1,781,206,107

Notes to Schedule of Investments:
*	Non-income producing security.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
(a)	Unless otherwise indicated, all par values are denominated in United States dollars ($).
(b)	Variable or floating rate note. Rate shown is as of March 31, 2024.
(c)	When-issued security.
(d)
Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $1,655,948 which represents 0.1% of net assets. The aggregate cost of these securities held at March 31, 2024 is $2,388,548.

(e)
Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)
This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(g)	Level 3 - significant unobservable inputs were used in determining the value of this security in the Fund.
(h)	Interest rate presented is yield to maturity.
(i)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(j)	All or a portion of this security is out on loan.
(k)	Security is perpetual and has no stated maturity date.
(l)	Security is currently in default.
(m)	Year of maturity is greater than 2100.
(n)	Step coupon security that pays an initial coupon rate for the first period and then a lower/higher coupon rate for the following periods. The rate shown is the rate in effect at March 31, 2024.
(o)
Illiquid securities represent Russian securities impacted by the Russian/Ukraine crisis. The total market value of the securities at year end is $1,712,546 which represents 0.1% of net assets. The aggregate cost of these securities held at March 31, 2024 is $5,424,523.

(p)	All or a portion of this security is pledged for forward foreign currency contracts, OTC swaps, and/or OTC options collateral.
(q)	The rate disclosed is the 7-day net yield as of March 31, 2024.
(r)	Represents an investment of securities lending cash collateral.
(s)	As of March 31, 2024, the value of unfunded loan commitments was $604,896 for the Fund. See Notes to the Schedule of Investments.
144A
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The total market value of the securities at year end is $585,528,052 which represents 32.9% of net assets.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
AUD	15,742,727	USD	10,555,247	04/19/24	Citibank N.A.	$(280,042)
BRL	4,348,103	USD	871,555	04/02/24	Bank of America, N.A.	(2,899)
BRL	5,950,000	USD	1,190,905	04/02/24	Citibank N.A.	(2,225)
BRL	5,550,000	USD	1,099,916	04/19/24	Citibank N.A.	6,923
BRL	36,780,356	USD	7,294,636	06/04/24	Citibank N.A.	11,297
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
Forward Foreign Currency Contracts—continued
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
BRL	15,560,000	USD	3,112,467	06/04/24	Citibank N.A.	$(21,679)
BRL	11,310,000	USD	2,262,251	04/19/24	Goldman Sachs & Co.	(6,691)
BRL	7,913,703	USD	1,583,944	04/02/24	Goldman Sachs International	(2,959)
BRL	7,913,703	USD	1,584,484	05/03/24	Goldman Sachs International	(8,351)
BRL	10,543,000	USD	2,129,548	04/02/24	HSBC Bank PLC	(23,287)
BRL	1,451,400	USD	290,501	04/02/24	JPMorgan Chase Bank N.A.	(543)
BRL	10,887,400	USD	2,180,542	04/22/24	JPMorgan Chase Bank N.A.	(9,888)
BRL	6,900,000	USD	1,375,447	04/22/24	JPMorgan Chase Bank N.A.	227
BRL	1,304,000	USD	262,113	04/02/24	Morgan Stanley and Co. International PLC	(1,603)
BRL	15,865,758	USD	3,201,240	04/19/24	Morgan Stanley Capital Services, Inc.	(37,123)
BRL	15,400,000	USD	3,051,408	06/04/24	Standard Chartered Bank	7,598
CAD	181,200	USD	133,997	05/16/24	Toronto Dominion Bank	(11)
CAD	620,400	USD	456,313	05/16/24	Toronto Dominion Bank	2,434
CHF	1,750,000	USD	1,983,695	04/19/24	Goldman Sachs & Co.	(37,323)
CHF	210,000	USD	233,012	04/19/24	Goldman Sachs & Co.	554
CHF	527,600	USD	597,008	05/16/24	JPMorgan Chase Bank N.A.	(8,447)
CHF	2,101,200	USD	2,381,801	05/16/24	Morgan Stanley and Co. International PLC	(37,818)
CLP	3,653,141,748	USD	3,705,050	05/16/24	Barclays Bank PLC	14,590
CLP	395,214,600	USD	412,632	05/16/24	Barclays Bank PLC	(10,223)
CLP	318,746,000	USD	323,603	05/16/24	Citibank N.A.	945
CLP	169,727,000	USD	173,657	05/16/24	Goldman Sachs International	(840)
CLP	390,982,100	USD	400,806	04/12/24	JPMorgan Chase Bank N.A.	(2,300)
CNH	3,760,000	USD	518,436	05/16/24	HSBC Bank PLC	297
CNH	55,730,200	USD	7,764,120	04/03/24	JPMorgan Chase Bank N.A.	(88,161)
CNH	55,730,200	USD	7,697,589	04/10/24	JPMorgan Chase Bank N.A.	(21,050)
CNH	48,943,786	USD	6,823,684	05/16/24	JPMorgan Chase Bank N.A.	(71,356)
CNH	5,495,200	USD	767,141	06/11/24	JPMorgan Chase Bank N.A.	(7,935)
COP	1,853,200,000	USD	478,349	05/16/24	Goldman Sachs International	(2,418)
COP	1,041,740,000	USD	261,219	06/20/24	Goldman Sachs International	4,827
COP	6,957,030,000	USD	1,782,350	04/26/24	JPMorgan Chase Bank N.A.	10,011
COP	785,591,100	USD	198,339	05/16/24	JPMorgan Chase Bank N.A.	3,414
COP	687,929,000	USD	173,175	05/16/24	Morgan Stanley and Co. International PLC	3,496
CZK	2,560,000	USD	110,682	06/20/24	Citibank N.A.	(1,331)
CZK	84,504,651	USD	3,632,030	05/16/24	Goldman Sachs International	(23,257)
CZK	8,350,000	USD	356,285	06/20/24	HSBC Bank PLC	387
CZK	6,590,000	USD	281,477	05/16/24	Morgan Stanley and Co. International PLC	(51)
CZK	23,879,000	USD	1,026,034	05/16/24	UBS AG	(6,280)
EGP	2,500,000	USD	50,505	06/11/24	Bank of America, N.A.	1,353
EGP	27,913,650	USD	566,775	01/22/25	Citibank N.A.	(30,644)
EGP	19,628,000	USD	422,108	04/15/24	Goldman Sachs International	(9,204)
EUR	2,165,000	USD	2,341,967	04/02/24	Citibank N.A.	(3,767)
EUR	940,000	USD	1,016,536	04/19/24	Citibank N.A.	(690)
EUR	1,140,000	USD	1,233,024	04/02/24	Deutsche Bank AG	(1,824)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
Forward Foreign Currency Contracts—continued
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
EUR	1,200,000	USD	1,298,280	04/02/24	HSBC Bank USA, N.A.	$(2,280)
EUR	1,058,600	USD	1,151,126	05/16/24	JPMorgan Chase Bank N.A.	(5,863)
EUR	2,239,000	USD	2,421,926	04/02/24	Morgan Stanley Capital Services, Inc.	(3,806)
EUR	77,000	USD	83,315	04/02/24	Standard Chartered Bank	(155)
EUR	454,900	USD	497,640	05/16/24	The BNY Mellon	(5,499)
EUR	372,000	USD	402,374	04/02/24	UBS AG	(614)
EUR	837,500	USD	913,804	05/16/24	UBS AG	(7,742)
GBP	1,714,000	USD	2,179,797	04/19/24	Citibank N.A.	(14,395)
GBP	452,400	USD	576,648	05/16/24	JPMorgan Chase Bank N.A.	(5,018)
GHS	4,390,000	USD	333,840	06/20/24	Goldman Sachs International	(19,625)
GHS	4,730,000	USD	349,078	06/20/24	Standard Chartered Bank	(10,527)
HUF	661,702,199	USD	1,815,710	05/16/24	Deutsche Bank AG	(7,092)
HUF	73,000,000	USD	198,473	06/20/24	HSBC Bank PLC	724
HUF	1,082,276,100	USD	2,959,383	04/12/24	JPMorgan Chase Bank N.A.	4,975
HUF	1,061,473,700	USD	2,974,926	04/15/24	JPMorgan Chase Bank N.A.	(68,134)
HUF	424,834,500	USD	1,168,298	04/22/24	JPMorgan Chase Bank N.A.	(5,460)
HUF	185,543,900	USD	507,354	04/22/24	JPMorgan Chase Bank N.A.	508
HUF	160,989,300	USD	438,159	05/16/24	Morgan Stanley and Co. International PLC	1,870
HUF	56,370,000	USD	154,286	05/16/24	Morgan Stanley and Co. International PLC	(211)
HUF	183,270,000	USD	502,887	05/16/24	State Street Bank London	(1,958)
IDR	29,545,313,509	USD	1,884,508	04/19/24	Citibank N.A.	(21,977)
IDR	33,226,316,263	USD	2,117,000	06/20/24	Citibank N.A.	(25,814)
IDR	33,152,759,200	USD	2,117,519	05/16/24	Deutsche Bank AG	(31,866)
IDR	19,558,540,000	USD	1,250,546	06/20/24	Goldman Sachs International	(19,578)
IDR	1,275,519,000	USD	80,455	05/16/24	HSBC Bank PLC	(212)
IDR	17,854,986,000	USD	1,139,874	04/24/24	JPMorgan Chase Bank N.A.	(14,470)
IDR	26,627,388,200	USD	1,674,348	05/06/24	JPMorgan Chase Bank N.A.	3,408
IDR	24,539,717,649	USD	1,566,331	05/16/24	JPMorgan Chase Bank N.A.	(22,529)
IDR	82,746,864,409	USD	5,291,404	06/20/24	Standard Chartered Bank	(83,510)
INR	461,210,000	USD	5,553,736	06/20/24	Barclays Bank PLC	(36,771)
INR	72,810,100	USD	875,520	05/16/24	Citibank N.A.	(3,392)
INR	6,181,800	USD	74,371	05/16/24	Deutsche Bank AG	(324)
INR	784,290,000	USD	9,422,782	06/20/24	Goldman Sachs International	(41,154)
INR	59,133,200	USD	712,409	04/12/24	JPMorgan Chase Bank N.A.	(3,567)
INR	66,628,200	USD	804,086	05/16/24	JPMorgan Chase Bank N.A.	(6,006)
JPY	87,847,000	USD	595,990	05/16/24	Goldman Sachs International	(11,608)
JPY	131,031,500	USD	875,644	05/16/24	HSBC Bank PLC	(3,987)
JPY	428,574,200	USD	2,881,291	05/16/24	JPMorgan Chase Bank N.A.	(30,300)
JPY	24,357,021	USD	170,741	04/19/24	Morgan Stanley Capital Services, Inc.	(9,387)
KES	118,630,000	USD	758,019	08/02/24	Merrill Lynch International	120,918
KES	258,930,000	USD	1,564,021	08/02/24	Standard Chartered Bank	354,408
KRW	6,670,026,298	USD	5,035,768	06/20/24	Citibank N.A.	(60,064)
KRW	1,516,160,000	USD	1,150,524	06/20/24	Goldman Sachs International	(19,499)
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
Forward Foreign Currency Contracts—continued
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
KRW	14,921,958,700	USD	11,417,303	04/22/24	JPMorgan Chase Bank N.A.	$(320,901)
KRW	11,760,113,702	USD	8,987,687	06/20/24	Standard Chartered Bank	(214,880)
MXN	4,017,000	USD	237,077	05/16/24	Deutsche Bank AG	2,944
MXN	24,990,000	USD	1,457,368	06/20/24	Goldman Sachs International	27,589
MXN	1,540,000	USD	90,427	05/16/24	HSBC Bank PLC	1,591
MXN	7,300,000	USD	427,773	06/20/24	HSBC Bank PLC	6,008
MXN	34,417,100	USD	2,035,340	04/10/24	JPMorgan Chase Bank N.A.	32,669
MXN	26,845,000	USD	1,570,474	05/16/24	Morgan Stanley and Co. International PLC	33,553
MXN	197,840,000	USD	11,585,580	06/20/24	Standard Chartered Bank	170,479
MXN	4,082,100	USD	239,187	05/16/24	The BNY Mellon	4,725
MXN	1,050,000	USD	61,875	05/16/24	UBS AG	864
MYR	1,430,200	USD	303,697	06/20/24	Barclays Bank PLC	(3,027)
MYR	10,879,706	USD	2,334,450	06/20/24	Goldman Sachs International	(47,219)
MYR	7,500,000	USD	1,592,019	06/20/24	Standard Chartered Bank	567
NGN	644,970,911	USD	386,004	11/20/24	Citibank N.A.	83,627
NGN	396,850,775	USD	229,120	02/13/25	Citibank N.A.	54,589
NGN	1,292,800,000	USD	805,483	02/13/25	Standard Chartered Bank	118,737
NOK	2,624	USD	255	04/19/24	BNP Paribas S.A.	(13)
NOK	16,930,000	USD	1,561,107	04/19/24	Goldman Sachs & Co.	100
NOK	15,953,800	USD	1,527,917	05/16/24	HSBC Bank PLC	(55,757)
NOK	2,547,000	USD	244,169	05/16/24	The BNY Mellon	(9,141)
NZD	17,941	USD	11,174	04/19/24	Citibank N.A.	(442)
PEN	3,002,500	USD	809,932	04/17/24	JPMorgan Chase Bank N.A.	(3,205)
PEN	676,000	USD	182,004	04/24/24	JPMorgan Chase Bank N.A.	(400)
PEN	2,594,560	USD	693,825	05/16/24	Morgan Stanley and Co. International PLC	2,907
PHP	15,984,700	USD	286,023	05/16/24	Citibank N.A.	(1,805)
PHP	49,620,000	USD	889,407	06/20/24	Goldman Sachs International	(7,895)
PHP	1,748,300	USD	31,401	04/03/24	JPMorgan Chase Bank N.A.	(302)
PHP	99,175,200	USD	1,771,713	04/05/24	JPMorgan Chase Bank N.A.	(7,611)
PHP	240,891,300	USD	4,320,116	04/15/24	JPMorgan Chase Bank N.A.	(35,992)
PHP	79,606,700	USD	1,438,944	04/22/24	JPMorgan Chase Bank N.A.	(23,328)
PHP	1,748,300	USD	31,040	05/03/24	JPMorgan Chase Bank N.A.	45
PHP	99,175,200	USD	1,760,579	05/06/24	JPMorgan Chase Bank N.A.	2,629
PHP	24,201,500	USD	430,900	05/16/24	JPMorgan Chase Bank N.A.	(582)
PHP	590,500,000	USD	10,595,206	06/20/24	Standard Chartered Bank	(104,823)
PLN	1,031,000	USD	259,433	05/16/24	Goldman Sachs International	(989)
PLN	5,912,899	USD	1,495,978	05/16/24	HSBC Bank PLC	(13,775)
PLN	894,000	USD	227,216	04/12/24	JPMorgan Chase Bank N.A.	(3,044)
PLN	1,194,000	USD	299,245	04/12/24	JPMorgan Chase Bank N.A.	153
PLN	2,522,100	USD	636,016	05/16/24	JPMorgan Chase Bank N.A.	(3,793)
PLN	422,000	USD	107,323	05/16/24	State Street Bank London	(1,539)
PLN	5,400,000	USD	1,366,023	05/16/24	Toronto Dominion Bank	(12,389)
PLN	3,030,000	USD	757,155	05/16/24	Toronto Dominion Bank	2,384

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
Forward Foreign Currency Contracts—continued
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
RON	3,564,800	USD	776,695	05/16/24	Barclays Bank PLC	$(2,528)
RON	10,867,200	USD	2,370,345	04/03/24	JPMorgan Chase Bank N.A.	(8,940)
RON	10,867,200	USD	2,364,748	05/07/24	JPMorgan Chase Bank N.A.	(4,485)
RON	770,000	USD	167,009	05/16/24	JPMorgan Chase Bank N.A.	211
SGD	14,980,000	USD	11,305,831	06/20/24	Citibank N.A.	(166,579)
SGD	8,400,000	USD	6,297,340	06/20/24	Goldman Sachs International	(51,031)
THB	6,880,000	USD	190,899	05/16/24	HSBC Bank PLC	(1,670)
THB	137,141,000	USD	3,843,016	04/17/24	JPMorgan Chase Bank N.A.	(79,789)
THB	608,841,513	USD	17,205,669	05/16/24	JPMorgan Chase Bank N.A.	(459,980)
THB	60,600,000	USD	1,711,671	05/16/24	Morgan Stanley and Co. International PLC	(44,918)
THB	17,768,100	USD	499,150	05/16/24	State Street Bank London	(10,453)
TRY	37,303,900	USD	1,073,954	05/16/24	Bank of America, N.A.	19,485
TRY	56,240,000	USD	1,545,054	06/20/24	Barclays Bank PLC	40,239
TRY	58,970,000	USD	1,471,593	09/18/24	Barclays Bank PLC	26,235
TRY	61,349,994	USD	1,254,170	03/19/25	Barclays Bank PLC	48,415
TRY	29,803,200	USD	859,053	05/16/24	HSBC Bank PLC	14,528
TRY	45,582,300	USD	1,307,207	05/16/24	Morgan Stanley and Co. International PLC	28,886
TWD	5,572,000	USD	175,215	05/16/24	JPMorgan Chase Bank N.A.	(698)
USD	397,421	AUD	599,513	05/16/24	State Street Bank London	5,818
USD	870,282	BRL	4,348,103	04/02/24	Bank of America, N.A.	1,626
USD	1,203,284	BRL	5,950,000	04/02/24	Citibank N.A.	14,604
USD	970,646	BRL	4,841,146	06/04/24	Citibank N.A.	9,016
USD	3,352,981	BRL	16,781,000	04/22/24	Deutsche Bank AG	7,303
USD	1,589,416	BRL	7,913,703	04/02/24	Goldman Sachs International	8,430
USD	2,110,204	BRL	10,543,000	04/02/24	HSBC Bank PLC	3,942
USD	291,496	BRL	1,451,400	04/02/24	JPMorgan Chase Bank N.A.	1,539
USD	437,265	BRL	2,187,000	04/22/24	JPMorgan Chase Bank N.A.	1,236
USD	1,498,839	BRL	7,519,000	04/22/24	JPMorgan Chase Bank N.A.	(247)
USD	260,940	BRL	1,304,000	04/02/24	Morgan Stanley and Co. International PLC	429
USD	3,099,401	BRL	15,605,762	06/04/24	Standard Chartered Bank	(478)
USD	64,198	CAD	85,954	04/19/24	Morgan Stanley Capital Services, Inc.	665
USD	594,949	CAD	801,626	05/16/24	State Street Bank London	2,197
USD	3,263,080	CHF	2,848,911	05/16/24	Barclays Bank PLC	84,992
USD	6,112,637	CHF	5,320,000	04/19/24	Goldman Sachs & Co.	195,665
USD	1,240,661	CHF	1,080,000	05/16/24	HSBC Bank PLC	35,872
USD	294,139	CHF	257,000	05/16/24	UBS AG	7,444
USD	901,638	CLP	872,488,000	05/16/24	Barclays Bank PLC	13,268
USD	2,623,683	CLP	2,543,398,037	06/21/24	Citibank N.A.	35,899
USD	128,062	CLP	125,868,000	04/12/24	JPMorgan Chase Bank N.A.	(228)
USD	1,592,762	CLP	1,538,388,400	04/22/24	JPMorgan Chase Bank N.A.	25,306
USD	3,175,676	CLP	2,992,535,000	04/22/24	Morgan Stanley Capital Services, Inc.	126,597
USD	499,477	CLP	491,660,000	06/21/24	Standard Chartered Bank	(763)
USD	1,116,089	CNH	8,010,000	04/19/24	BNP Paribas S.A.	12,354
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
Forward Foreign Currency Contracts—continued
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	809,899	CNH	5,810,000	05/16/24	Deutsche Bank AG	$8,347
USD	57,603	CNH	412,100	05/16/24	HSBC Bank PLC	750
USD	5,448,951	CNH	38,963,539	06/20/24	HSBC Bank PLC	62,826
USD	7,694,328	CNH	55,730,200	04/03/24	JPMorgan Chase Bank N.A.	18,369
USD	6,588,794	CNH	47,420,100	04/10/24	JPMorgan Chase Bank N.A.	56,927
USD	2,019,875	CNH	14,370,000	04/19/24	JPMorgan Chase Bank N.A.	39,766
USD	104,302	CNH	755,000	06/11/24	JPMorgan Chase Bank N.A.	(7)
USD	742,067	CNH	5,314,313	06/20/24	Standard Chartered Bank	7,443
USD	514,259	CNH	3,685,000	05/16/24	The BNY Mellon	5,873
USD	175,229	CNY	1,259,000	05/16/24	State Street Bank London	270
USD	10,051,210	COP	39,923,406,854	05/16/24	Bank of America, N.A.	(201,753)
USD	1,295,059	COP	5,011,877,000	04/26/24	JPMorgan Chase Bank N.A.	3,833
USD	619,140	COP	2,430,390,000	05/16/24	JPMorgan Chase Bank N.A.	(5,023)
USD	2,267,465	COP	8,958,153,000	05/16/24	Morgan Stanley and Co. International PLC	(33,131)
USD	3,388,977	COP	13,245,985,000	04/22/24	Morgan Stanley Capital Services, Inc.	(25,834)
USD	5,348,864	COP	21,263,353,107	06/20/24	Standard Chartered Bank	(81,493)
USD	1,417,653	CZK	32,970,000	05/16/24	Barclays Bank PLC	9,668
USD	544,108	CZK	12,620,000	06/20/24	Citibank N.A.	5,042
USD	543,963	CZK	12,565,900	05/16/24	State Street Bank London	7,336
USD	75,867	EGP	4,332,746	01/22/25	Citibank N.A.	(7,351)
USD	501,354	EGP	19,628,000	04/15/24	Goldman Sachs International	88,450
USD	2,630,170	EUR	2,429,000	04/05/24	Bank of America, N.A.	6,647
USD	937,271	EUR	860,000	04/08/24	Bank of America, N.A.	8,291
USD	291,821	EUR	266,000	04/12/24	Bank of America, N.A.	4,439
USD	2,735,047	EUR	2,505,000	04/22/24	Bank of America, N.A.	27,597
USD	1,353,609	EUR	1,240,000	04/25/24	Bank of America, N.A.	13,231
USD	1,302,953	EUR	1,199,000	04/30/24	Bank of America, N.A.	6,632
USD	3,735,194	EUR	3,437,000	04/04/24	Barclays Bank PLC	23,091
USD	288,125	EUR	266,000	04/05/24	Barclays Bank PLC	822
USD	1,198,327	EUR	1,096,000	04/18/24	Barclays Bank PLC	13,942
USD	293,497	EUR	270,000	04/30/24	Barclays Bank PLC	1,581
USD	869,316	EUR	800,000	04/30/24	BNP Paribas S.A.	4,381
USD	2,347,651	EUR	2,165,000	04/02/24	Citibank N.A.	9,451
USD	7,489,408	EUR	6,820,942	04/19/24	Citibank N.A.	118,107
USD	2,838,322	EUR	2,630,000	04/19/24	Citibank N.A.	(3,884)
USD	2,552,240	EUR	2,349,000	04/30/24	Citibank N.A.	12,575
USD	2,344,716	EUR	2,165,000	05/02/24	Citibank N.A.	3,796
USD	1,635,443	EUR	1,490,000	06/20/24	Citibank N.A.	21,124
USD	565,104	EUR	520,000	04/30/24	Commonwealth Bank of Australia	2,896
USD	1,236,021	EUR	1,140,000	04/02/24	Deutsche Bank AG	4,821
USD	1,234,506	EUR	1,140,000	05/02/24	Deutsche Bank AG	1,874
USD	14,251,935	EUR	13,058,927	05/16/24	Deutsche Bank AG	123,936
USD	86,686	EUR	80,000	04/04/24	Goldman Sachs & Co.	283

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
Forward Foreign Currency Contracts—continued
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	1,511,406	EUR	1,390,000	04/19/24	Goldman Sachs & Co.	$9,251
USD	16,504,862	EUR	15,129,000	04/22/24	Goldman Sachs & Co.	153,165
USD	1,301,054	EUR	1,200,000	04/02/24	HSBC Bank USA, N.A.	5,055
USD	1,100,930	EUR	1,015,000	04/04/24	HSBC Bank USA, N.A.	4,688
USD	982,413	EUR	904,000	04/30/24	HSBC Bank USA, N.A.	5,037
USD	1,299,828	EUR	1,200,000	05/02/24	HSBC Bank USA, N.A.	2,321
USD	2,428,019	EUR	2,239,000	04/02/24	Morgan Stanley Capital Services, Inc.	9,899
USD	930,487	EUR	860,000	04/04/24	Morgan Stanley Capital Services, Inc.	1,651
USD	124,999	EUR	114,000	04/12/24	Morgan Stanley Capital Services, Inc.	1,835
USD	2,405,093	EUR	2,200,000	04/15/24	Morgan Stanley Capital Services, Inc.	27,967
USD	900,857	EUR	825,000	04/22/24	Morgan Stanley Capital Services, Inc.	9,182
USD	2,424,808	EUR	2,239,000	05/02/24	Morgan Stanley Capital Services, Inc.	3,876
USD	887,491	EUR	814,100	05/16/24	Natwest Markets PLC	6,744
USD	83,394	EUR	77,000	04/02/24	Standard Chartered Bank	234
USD	923,647	EUR	850,000	04/30/24	Standard Chartered Bank	4,654
USD	2,179,316	EUR	2,000,000	04/08/24	State Street Bank London	18,898
USD	403,178	EUR	372,000	04/02/24	UBS AG	1,418
USD	1,791,847	EUR	1,650,000	04/04/24	UBS AG	9,778
USD	2,015,623	EUR	1,855,000	04/30/24	UBS AG	10,055
USD	402,857	EUR	372,000	05/02/24	UBS AG	630
USD	758,668	GBP	600,000	04/30/24	Bank of America, N.A.	604
USD	1,141,265	GBP	894,113	05/16/24	Barclays Bank PLC	11,507
USD	707,848	GBP	560,000	04/30/24	BNP Paribas S.A.	323
USD	11,073,973	GBP	8,697,262	04/19/24	Citibank N.A.	86,189
USD	380,249	GBP	295,000	05/16/24	Toronto Dominion Bank	7,501
USD	709,677	HUF	258,850,000	05/16/24	Barclays Bank PLC	2,168
USD	2,356,397	HUF	861,590,000	06/20/24	Citibank N.A.	5,353
USD	508,072	HUF	185,543,900	04/02/24	JPMorgan Chase Bank N.A.	(474)
USD	1,022,688	HUF	369,655,600	04/15/24	JPMorgan Chase Bank N.A.	10,404
USD	784,367	HUF	286,513,000	04/22/24	JPMorgan Chase Bank N.A.	136
USD	3,072,377	IDR	48,027,390,000	04/22/24	Deutsche Bank AG	45,015
USD	516,935	IDR	8,035,749,000	05/16/24	Goldman Sachs International	11,403
USD	391,482	IDR	6,076,935,200	05/16/24	HSBC Bank PLC	9,180
USD	219,268	IDR	3,435,789,840	06/20/24	HSBC Bank PLC	3,028
USD	2,205,586	IDR	34,142,477,521	04/19/24	JPMorgan Chase Bank N.A.	53,251
USD	3,403,621	IDR	53,152,998,600	04/24/24	JPMorgan Chase Bank N.A.	53,373
USD	3,195,723	IDR	49,853,277,541	04/29/24	JPMorgan Chase Bank N.A.	53,935
USD	4,762,424	IDR	74,370,007,000	05/06/24	JPMorgan Chase Bank N.A.	76,472
USD	693,552	IDR	11,024,704,000	05/06/24	JPMorgan Chase Bank N.A.	(1,099)
USD	1,154,803	IDR	18,010,301,156	05/16/24	JPMorgan Chase Bank N.A.	21,767
USD	4,193	INR	348,285	04/19/24	JPMorgan Chase Bank N.A.	19
USD	2,110,266	JPY	307,682,000	05/16/24	JPMorgan Chase Bank N.A.	63,482
USD	4,111,527	JPY	601,689,707	05/16/24	Morgan Stanley and Co. International PLC	108,925
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
Forward Foreign Currency Contracts—continued
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	2,080,597	KES	296,677,002	08/02/24	Standard Chartered Bank	$(117,502)
USD	607,865	KRW	818,776,000	04/22/24	JPMorgan Chase Bank N.A.	(1,001)
USD	1,769,311	MXN	30,180,000	05/16/24	Deutsche Bank AG	(33,987)
USD	3,748,738	MXN	62,976,000	04/22/24	Goldman Sachs & Co.	(28,271)
USD	220,501	MXN	3,730,000	06/20/24	Goldman Sachs International	(1,143)
USD	15,501,114	MXN	265,427,400	04/10/24	JPMorgan Chase Bank N.A.	(447,537)
USD	1,012,227	MXN	16,844,000	04/10/24	JPMorgan Chase Bank N.A.	127
USD	946,079	MXN	16,174,834	04/19/24	JPMorgan Chase Bank N.A.	(24,462)
USD	1,016,574	MXN	17,156,000	05/16/24	JPMorgan Chase Bank N.A.	(8,521)
USD	4,865,179	MXN	82,848,492	05/16/24	State Street Bank London	(85,137)
USD	18,266,107	MYR	85,278,083	06/20/24	Standard Chartered Bank	157,749
USD	791,576	PEN	2,913,000	05/16/24	Bank of America, N.A.	9,331
USD	1,454,225	PEN	5,400,000	06/20/24	HSBC Bank PLC	4,934
USD	3,022,089	PEN	11,123,100	04/24/24	JPMorgan Chase Bank N.A.	33,915
USD	17,095,901	PEN	62,992,000	06/20/24	Standard Chartered Bank	189,647
USD	31,043	PHP	1,748,300	04/03/24	JPMorgan Chase Bank N.A.	(56)
USD	1,760,955	PHP	99,175,200	04/05/24	JPMorgan Chase Bank N.A.	(3,148)
USD	409,612	PHP	23,080,000	05/06/24	JPMorgan Chase Bank N.A.	(721)
USD	1,597,449	PHP	89,193,560	05/16/24	JPMorgan Chase Bank N.A.	11,530
USD	1,509,906	PLN	5,970,000	05/16/24	Barclays Bank PLC	13,390
USD	1,098,761	PLN	4,330,000	06/20/24	Barclays Bank PLC	13,829
USD	373,302	PLN	1,465,000	05/16/24	Goldman Sachs International	6,066
USD	3,399,933	PLN	13,533,050	04/12/24	JPMorgan Chase Bank N.A.	6,494
USD	2,331,804	PLN	9,150,000	06/20/24	Standard Chartered Bank	39,166
USD	6,489,035	RON	29,660,079	05/16/24	Bank of America, N.A.	47,767
USD	579,467	RON	2,650,000	05/16/24	Barclays Bank PLC	3,967
USD	2,365,417	RON	10,867,200	04/03/24	JPMorgan Chase Bank N.A.	4,011
USD	129,259	RON	595,000	05/07/24	JPMorgan Chase Bank N.A.	30
USD	289,354	THB	10,197,100	05/16/24	Barclays Bank PLC	8,891
USD	9,733,599	THB	344,076,357	06/20/24	Citibank N.A.	242,353
USD	3,179,078	THB	113,350,000	06/20/24	Goldman Sachs International	52,351
USD	271,484	THB	9,607,000	05/16/24	HSBC Bank PLC	7,251
USD	1,141,988	THB	40,359,000	06/20/24	HSBC Bank PLC	28,697
USD	3,104,651	THB	111,108,100	04/10/24	JPMorgan Chase Bank N.A.	57,435
USD	940,810	UGX	3,742,795,872	06/20/24	Citibank N.A.	(6,657)
USD	2,527,000	UGX	10,023,834,129	06/20/24	Standard Chartered Bank	(10,475)
USD	1,734,716	ZAR	33,011,700	05/16/24	Barclays Bank PLC	(2,571)
USD	1,170,966	ZAR	22,310,000	06/20/24	Citibank N.A.	344
USD	983,230	ZAR	18,498,100	05/16/24	Deutsche Bank AG	9,742
USD	3,086,931	ZAR	58,510,000	04/22/24	Goldman Sachs & Co.	1,739
USD	12,834,758	ZAR	241,860,000	06/20/24	Goldman Sachs International	144,188
USD	1,211,539	ZAR	22,984,000	04/02/24	JPMorgan Chase Bank N.A.	(2,218)
USD	588,041	ZAR	11,336,400	04/10/24	JPMorgan Chase Bank N.A.	(10,299)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
Forward Foreign Currency Contracts—continued
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	2,046,479	ZAR	38,274,400	04/10/24	JPMorgan Chase Bank N.A.	$26,339
USD	1,750,559	ZAR	33,054,367	04/22/24	JPMorgan Chase Bank N.A.	7,625
USD	8,279,804	ZAR	155,941,132	05/16/24	Morgan Stanley and Co. International PLC	73,183
USD	1,054,849	ZAR	19,664,700	05/16/24	State Street Bank London	19,967
ZAR	24,547,000	USD	1,298,363	05/16/24	Bank of America, N.A.	(6,543)
ZAR	8,435,300	USD	441,714	05/16/24	Bank of America, N.A.	2,206
ZAR	17,169,000	USD	909,919	05/16/24	Citibank N.A.	(6,376)
ZAR	8,210,000	USD	435,271	06/20/24	Goldman Sachs International	(4,486)
ZAR	8,315,000	USD	436,661	05/16/24	HSBC Bank PLC	928
ZAR	16,857,100	USD	894,188	05/16/24	HSBC Bank PLC	(7,059)
ZAR	35,995,000	USD	1,920,394	04/10/24	JPMorgan Chase Bank N.A.	(20,561)
ZAR	22,984,000	USD	1,209,669	04/22/24	JPMorgan Chase Bank N.A.	2,261
ZAR	20,274,800	USD	1,071,119	05/16/24	Morgan Stanley and Co. International PLC	(4,129)
						$470,606
Futures Contracts
Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
31	10-Year Australian Bond Futures	Jun 2024	$2,357,676	$(788)
61	3-Month SONIA	Sep 2024	18,309,039	127,798
2	3-Month SONIA	Mar 2025	603,865	5,334
210	Euro BOBL	Jun 2024	26,819,098	38,245
115	Euro BUND	Jun 2024	16,565,795	139,085
109	Long Gilt Futures	Jun 2024	13,761,162	132,489
75	SOFR 90-Day	Mar 2025	17,893,125	(223,783)
74	U.S. Long Bond	Jun 2024	8,912,375	30,999
591	U.S. Treasury Note 10-Year	Jun 2024	65,480,953	329,671
931	U.S. Treasury Note 2-Year	Jun 2024	190,374,954	(244,970)
186	U.S. Treasury Note 5-Year	Jun 2024	19,904,906	62,319
127	U.S. Ultra 10-Year	Jun 2024	14,555,391	(77,723)
358	U.S. Ultra Bond	Jun 2024	46,182,000	572,564
				$891,240
Sales
39	SOFR 90-Day	Jun 2024	$9,230,569	$(9,657)
160	U.S. Treasury Note 10-Year	Jun 2024	17,727,500	(139,068)
38	U.S. Ultra 10-Year	Jun 2024	4,355,156	(3,284)
				$(152,009)
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
Written Options
Written Futures Options
Type of Contract	Counterparty	Number of Contracts	Notional Value	Premiums Received	Value at March 31, 2024
PUT— S&P 500 E-mini Futures Option Strike @ $4,500.00 Expires 04/19/2024	JPMorgan Chase Bank N.A.	2,350	$12,474,975	$(30,451)	$(3,878)
Total Written Option				$(30,451)	$(3,878)
OTC — Interest Rate Swaps
Payments Received by Fund	Payment Frequency	Payments Made by Fund	Payment Frequency	Maturity Date	Counterparty	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
3.03%	Quarterly	3-Month KSDA	Quarterly	01/03/34	Merrill Lynch International	$ —	KRW	(289,460,000)	$(3,781)	$(3,781)
3.10%	Quarterly	3-Month KSDA	Quarterly	12/22/33	Standard Chartered Bank	—	KRW	(3,950,000,000)	(34,399)	(34,399)
3.16%	Quarterly	3-Month KSDA	Quarterly	01/10/34	Merrill Lynch International	—	KRW	(1,242,105,263)	(6,093)	(6,093)
3.21%	Quarterly	3-Month KSDA	Quarterly	01/11/34	Merrill Lynch International	—	KRW	(527,894,737)	(1,045)	(1,045)
3.21%	Quarterly	3-Month KSDA	Quarterly	01/18/34	Citibank N.A.	—	KRW	(326,000,000)	(684)	(684)
3.23%	Quarterly	3-Month KSDA	Quarterly	01/09/34	Citibank N.A.	—	KRW	(1,180,000,000)	(532)	(532)
3.27%	Quarterly	3-Month KSDA	Quarterly	03/08/34	Citibank N.A.	—	KRW	(760,195,700)	1,538	1,538
3.31%	Quarterly	3-Month KSDA	Quarterly	02/05/26	Standard Chartered Bank	—	KRW	(2,000,000,000)	(2,123)	(2,123)
3.32%	Quarterly	3-Month KSDA	Quarterly	01/18/26	Merrill Lynch International	—	KRW	(1,434,000,000)	(1,409)	(1,409)
3.34%	Quarterly	3-Month KSDA	Quarterly	01/10/26	Merrill Lynch International	—	KRW	(4,844,000,000)	(3,582)	(3,582)
3.37%	Quarterly	3-Month KSDA	Quarterly	01/11/26	Citibank N.A.	—	KRW	(3,256,000,000)	(1,388)	(1,388)
3.38%	Quarterly	3-Month KSDA	Quarterly	01/09/26	Merrill Lynch International	—	KRW	(5,400,000,000)	(1,175)	(1,175)
6-Month CLICP	Semi-Annual	4.99%	Semi-Annual	06/20/33	Goldman Sachs & Co.	—	CLP	(2,170,000,000)	39,566	39,566
2.12%	Quarterly	7-Day CNRR	Quarterly	02/05/29	Citibank N.A.	—	CNY	(7,300,000)	732	732
2.27%	Quarterly	7-Day CNRR	Quarterly	12/29/28	Citibank N.A.	—	CNY	(10,280,000)	10,763	10,763
2.40%	Quarterly	7-Day CNRR	Quarterly	07/21/28	Standard Chartered Bank	—	CNY	(6,210,000)	11,590	11,590
7-Day CPIBR	Quarterly	7.68%	Quarterly	02/07/34	Goldman Sachs & Co.	—	COP	(3,067,519,910)	7,802	7,802
7-Day CPIBR	Quarterly	7.50%	Quarterly	03/11/34	Citibank N.A.	—	COP	(1,650,000,000)	7,959	7,959
7-Day CPIBR	Quarterly	7.46%	Quarterly	02/06/34	Goldman Sachs & Co.	—	COP	(4,162,480,090)	26,497	26,497
9.55%	At Maturity	BRL-CDI	At Maturity	01/02/26	Goldman Sachs & Co.	—	BRL	(5,019,204)	(9,578)	(9,578)
9.80%	At Maturity	BRL-CDI	At Maturity	01/04/27	JPMorgan Chase Bank N.A.	—	BRL	(7,138,618)	(11,946)	(11,946)
9.84%	At Maturity	BRL-CDI	At Maturity	01/04/27	Goldman Sachs International	—	BRL	(6,142,890)	(9,180)	(9,180)
9.88%	At Maturity	BRL-CDI	At Maturity	01/02/26	Bank of America, N.A.	—	BRL	(4,538,174)	(1,010)	(1,010)
9.92%	At Maturity	BRL-CDI	At Maturity	01/04/27	JPMorgan Chase Bank N.A.	—	BRL	(3,271,132)	(3,395)	(3,395)
9.95%	At Maturity	BRL-CDI	At Maturity	01/02/25	Barclays Capital	—	BRL	(11,010,721)	(2,654)	(2,654)
9.97%	At Maturity	BRL-CDI	At Maturity	01/02/25	Goldman Sachs & Co.	—	BRL	(16,050,169)	(3,612)	(3,612)
10.00%	At Maturity	BRL-CDI	At Maturity	01/02/25	Citibank N.A.	—	BRL	(38,498,324)	(2,147)	(2,147)
10.05%	At Maturity	BRL-CDI	At Maturity	01/04/27	HSBC Sec. New York	—	BRL	(3,454,148)	(1,080)	(1,080)
10.05%	At Maturity	BRL-CDI	At Maturity	01/04/27	Citibank N.A.	—	BRL	(6,727,177)	(1,991)	(1,991)
10.07%	At Maturity	BRL-CDI	At Maturity	01/02/25	Citibank N.A.	—	BRL	(9,130,309)	(1,432)	(1,432)
10.08%	At Maturity	BRL-CDI	At Maturity	01/02/29	HSBC Sec. New York	—	BRL	(2,669,725)	(11,260)	(11,260)
10.11%	At Maturity	BRL-CDI	At Maturity	01/02/25	Goldman Sachs & Co.	—	BRL	(15,967,870)	(1,416)	(1,416)
10.12%	At Maturity	BRL-CDI	At Maturity	01/02/26	Goldman Sachs & Co.	—	BRL	(4,073,127)	200	200

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
OTC — Interest Rate Swaps—continued
Payments Received by Fund	Payment Frequency	Payments Made by Fund	Payment Frequency	Maturity Date	Counterparty	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
10.12%	At Maturity	BRL-CDI	At Maturity	01/02/29	HSBC Sec. New York	$ —	BRL	(3,314,365)	$(12,689)	$(12,689)
10.12%	At Maturity	BRL-CDI	At Maturity	01/02/29	HSBC Sec. New York	—	BRL	(4,045,627)	(15,330)	(15,330)
10.18%	At Maturity	BRL-CDI	At Maturity	01/02/29	Citibank N.A.	—	BRL	(3,890,000)	(11,908)	(11,908)
10.23%	At Maturity	BRL-CDI	At Maturity	01/02/29	JPMorgan Chase Bank N.A.	—	BRL	(40,970,000)	(121,016)	(121,016)
10.29%	At Maturity	BRL-CDI	At Maturity	01/04/27	Bank of America, N.A.	—	BRL	(1,078,605)	(280)	(280)
10.41%	At Maturity	BRL-CDI	At Maturity	01/02/25	Barclays Capital	—	BRL	(23,763,514)	3,691	3,691
10.41%	At Maturity	BRL-CDI	At Maturity	01/04/27	HSBC Sec. New York	—	BRL	(4,903,343)	2,719	2,719
10.70%	At Maturity	BRL-CDI	At Maturity	01/02/25	Goldman Sachs & Co.	—	BRL	(74,373,490)	(61,370)	(61,370)
10.76%	At Maturity	BRL-CDI	At Maturity	01/02/25	Goldman Sachs & Co.	—	BRL	(8,260,392)	(5,769)	(5,769)
11.04%	At Maturity	BRL-CDI	At Maturity	01/02/25	Citigroup Global Market	—	BRL	(11,400,102)	12,738	12,738
11.37%	At Maturity	BRL-CDI	At Maturity	01/02/29	HSBC Sec. New York	—	BRL	(782,173)	5,438	5,438
12.34%	At Maturity	BRL-CDI	At Maturity	01/04/27	HSBC Sec. New York	—	BRL	(3,677,727)	47,406	47,406
12.41%	At Maturity	BRL-CDI	At Maturity	01/04/27	JPMorgan Chase Bank N.A.	—	BRL	(2,485,227)	33,341	33,341
12.74%	At Maturity	BRL-CDI	At Maturity	01/02/29	HSBC Sec. New York	—	BRL	(2,290,799)	54,997	54,997
12.78%	At Maturity	BRL-CDI	At Maturity	01/04/27	JPMorgan Chase Bank N.A.	—	BRL	(1,476,351)	24,442	24,442
						$ 0			$(53,855)	$(53,855)
Centrally Cleared Interest Rate Swaps
Payments Received by Fund	Payment Frequency	Payments Made by Fund	Payment Frequency	Maturity Date	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
1-Month TIIE	Monthly	9.49%	Monthly	09/16/33	$—	MXN	65,623,453	$(191,332)	$(191,332)
1-Month TIIE	Monthly	8.59%	Monthly	02/24/34	—	MXN	9,000,000	6,040	6,040
1-Month TIIE	Monthly	8.29%	Monthly	06/03/33	—	MXN	18,500,000	32,703	32,703
7.20%	Monthly	1-Month TIIE	Monthly	07/17/24	—	MXN	116,734,200	(84,305)	(84,305)
8.80%	Monthly	1-Month TIIE	Monthly	03/16/29	12	MXN	22,841,286	(2,985)	(2,997)
8.83%	Monthly	1-Month TIIE	Monthly	03/20/29	8	MXN	15,159,320	(712)	(720)
8.97%	Monthly	1-Month TIIE	Monthly	03/01/30	—	MXN	93,573,000	47,753	47,753
9.69%	Monthly	1-Month TIIE	Monthly	07/18/25	—	MXN	54,100,000	(26,849)	(26,849)
9.70%	Monthly	1-Month TIIE	Monthly	03/06/26	—	MXN	41,000,000	(5,385)	(5,385)
9.72%	Monthly	1-Month TIIE	Monthly	12/26/25	—	MXN	14,500,000	(3,478)	(3,478)
9.74%	Monthly	1-Month TIIE	Monthly	02/27/26	—	MXN	265,268,251	(26,804)	(26,804)
3-Month JIBAR	Quarterly	8.19%	Quarterly	11/23/28	—	ZAR	40,430,000	25,105	25,105
8.33%	Quarterly	3-Month JIBAR	Quarterly	03/06/29	1	ZAR	37,000,000	(18,787)	(18,788)
6-Month BUBOR	Semi-Annual	7.03%	Annual	09/26/28	(17,314)	HUF	240,000,000	(13,669)	3,645
6-Month BUBOR	Semi-Annual	7.03%	Annual	09/26/28	(11,549)	HUF	160,000,000	(9,113)	2,436
5.60%	Annual	6-Month BUBOR	Semi-Annual	02/27/29	—	HUF	618,260,000	(64,310)	(64,310)
5.61%	Annual	6-Month BUBOR	Semi-Annual	02/26/29	—	HUF	1,008,740,000	(103,558)	(103,558)
7.03%	Annual	6-Month BUBOR	Semi-Annual	09/26/28	—	HUF	580,000,000	33,033	33,033
6-Month PRIBOR	Semi-Annual	4.77%	Annual	10/06/28	(20,627)	CZK	10,620,000	(20,627)	—
6-Month PRIBOR	Semi-Annual	4.00%	Annual	11/22/33	(9,624)	CZK	9,089,500	(8,792)	832
6-Month PRIBOR	Semi-Annual	4.00%	Annual	11/22/33	(9,078)	CZK	9,089,500	(8,792)	286
6-Month PRIBOR	Semi-Annual	3.72%	Annual	01/25/34	—	CZK	15,280,000	981	981
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
Centrally Cleared Interest Rate Swaps—continued
Payments Received by Fund	Payment Frequency	Payments Made by Fund	Payment Frequency	Maturity Date	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
6-Month PRIBOR	Semi-Annual	3.70%	Annual	01/26/34	$—	CZK	15,280,000	$1,893	$1,893
6-Month PRIBOR	Semi-Annual	3.49%	Annual	01/02/34	4,122	CZK	5,415,000	4,707	585
6-Month PRIBOR	Semi-Annual	3.49%	Annual	01/02/34	4,433	CZK	5,415,000	4,706	273
6-Month PRIBOR	Semi-Annual	3.44%	Annual	03/11/34	—	CZK	21,000,000	21,423	21,423
3.07%	Annual	6-Month PRIBOR	Semi-Annual	09/18/29	46	CZK	94,892,454	(75,074)	(75,120)
3.30%	Annual	6-Month PRIBOR	Semi-Annual	09/18/29	13	CZK	27,096,114	(9,245)	(9,258)
3.31%	Annual	6-Month PRIBOR	Semi-Annual	03/11/29	—	CZK	37,000,000	(26,651)	(26,651)
3.49%	Annual	6-Month PRIBOR	Semi-Annual	01/02/34	—	CZK	10,830,000	(9,413)	(9,413)
4.00%	Annual	6-Month PRIBOR	Semi-Annual	11/22/33	—	CZK	18,179,000	17,585	17,585
4.07%	Annual	6-Month PRIBOR	Semi-Annual	11/22/28	—	CZK	31,250,000	20,908	20,908
4.17%	Annual	6-Month PRIBOR	Semi-Annual	11/21/28	—	CZK	31,250,000	26,681	26,681
4.66%	Annual	6-Month PRIBOR	Semi-Annual	06/19/27	—	CZK	106,000,000	114,723	114,723
4.71%	Annual	6-Month PRIBOR	Semi-Annual	10/09/28	—	CZK	18,316,125	34,427	34,427
4.77%	Annual	6-Month PRIBOR	Semi-Annual	10/06/28	—	CZK	18,316,125	36,198	36,198
4.78%	Annual	6-Month PRIBOR	Semi-Annual	10/06/28	—	CZK	36,632,250	73,055	73,055
4.79%	Annual	6-Month PRIBOR	Semi-Annual	10/06/28	—	CZK	36,085,500	72,632	72,632
6-Month WIBOR	Semi-Annual	4.83%	Annual	03/11/29	—	PLN	8,000,000	8,580	8,580
6-Month WIBOR	Semi-Annual	4.78%	Annual	10/09/28	—	PLN	4,994,850	8,781	8,781
6-Month WIBOR	Semi-Annual	4.71%	Annual	08/01/33	1,673	PLN	470,000	2,151	478
6-Month WIBOR	Semi-Annual	4.68%	Annual	10/06/28	—	PLN	9,840,600	26,491	26,491
6-Month WIBOR	Semi-Annual	4.67%	Annual	10/06/28	—	PLN	4,994,850	13,946	13,946
6-Month WIBOR	Semi-Annual	4.65%	Annual	10/06/28	—	PLN	9,989,700	29,806	29,806
6-Month WIBOR	Semi-Annual	4.38%	Annual	01/02/29	—	PLN	1,830,000	10,523	10,523
4.67%	Annual	6-Month WIBOR	Semi-Annual	10/06/28	501	PLN	1,100,000	(3,071)	(3,572)
4.71%	Annual	6-Month WIBOR	Semi-Annual	08/01/33	538	PLN	4,840,000	(22,149)	(22,687)
4.93%	Annual	6-Month WIBOR	Semi-Annual	01/02/26	—	PLN	1,610,000	(3,799)	(3,799)
5.26%	Annual	6-Month WIBOR	Semi-Annual	08/01/25	757	PLN	28,620,000	(41,905)	(42,662)
5.38%	Annual	6-Month WIBOR	Semi-Annual	03/11/26	—	PLN	10,000,000	(2,382)	(2,382)
2.12%	Quarterly	CNRR	Quarterly	09/18/29	12	CNY	7,880,749	(668)	(680)
2.13%	Quarterly	CNRR	Quarterly	09/18/29	12	CNY	7,944,240	(265)	(277)
2.21%	Quarterly	Thai Baht Interest Rate Fixing	Quarterly	09/18/29	64	THB	204,850,689	4,698	4,634
2.53%	Quarterly	Thai Baht Interest Rate Fixing	Quarterly	09/18/34	74	THB	146,867,695	12,323	12,249
2.54%	Quarterly	Thai Baht Interest Rate Fixing	Quarterly	09/18/34	74	THB	146,867,694	16,552	16,478
									$(19,864)
OTC— Credit Default Swaps
Buy Protection
Notional Amount*	Currency	Expiration Date	Counterparty	Receive (Pay) Fixed Rate	Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid/ (Received)	Value
16,490,000	USD	12/20/28	Morgan Stanley & Co.	(1.00%)	Quarterly	CDX.EM.S40**	$(149,227)	$543,397	$394,170
730,000	EUR	12/20/24	Morgan Stanley & Co.	(1.00%)	Quarterly	Daimler AG, 1.40%, 01/12/24	14,183	(19,195)	(5,012)
Total Buy Protection							$(135,044)	$524,202	$389,158

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
OTC— Credit Default Swaps—continued
Sell Protection
Notional Amount*	Currency	Expiration Date	Counterparty	Receive (Pay) Fixed Rate	Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid/ (Received)	Value
730,000	EUR	12/20/24	Morgan Stanley & Co.	1.00%	Quarterly	Volkswagen International Finance N.V., 0.50%, 03/30/21 (Moody’s rating: A3; S&P rating: BBB+)	$(5,449)	$9,254	$3,805
Total OTC Credit Default Swaps							$(140,493)	$533,456	$392,963
Centrally Cleared Credit Default Swaps
Buy Protection
Notional Amount*	Currency	Expiration Date	Receive (Pay) Fixed Rate	Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid (Received)	Value
1,380,000	USD	06/20/26	(5.00%)	Quarterly	General Motors Co.	$128,474	$(264,656)	$(136,182)
1,285,000	USD	12/20/28	(1.00%)	Quarterly	Macy's Retail Holdings LLC	(33,696)	167,050	133,354
Total Buy Protection						$94,778	$(97,606)	$(2,828)
Sell Protection
Notional Amount*	Currency	Expiration Date	Receive (Pay) Fixed Rate	Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid (Received)	Value
8,202,744	USD	12/20/28	5.00%	Quarterly	CDX.NA.HY.41***	$123,941	$478,539	$602,480
4,249,000	USD	06/20/29	1.00%	Quarterly	CDX.NA.IG.S42****	1,874	94,009	95,883
1,380,000	USD	06/20/26	5.00%	Quarterly	Ford Motor Co.	(66,929)	196,911	129,982
1,285,000	USD	12/20/28	1.00%	Quarterly	Nordstrom, Inc.	40,991	(179,900)	(138,909)
Total Sell Protection						$99,877	$589,559	$689,436
Total Centrally Cleared Credit Default Swaps						$194,655	$491,953	$686,608

*
The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

**	CDX.EM — Markit CDX Emerging Markets Index. Represents an index composed of fifteen (15) sovereign reference entities that trade in the credit default swaps (CDS) market.
***
CDX.NA.HY — Markit North America High Yield CDS Index. Represents an index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated BB and B.

****
CDX.NA.IG — Markit North America Investment Grade CDS Index. Represents an index of one hundred twenty five (125) of the most liquid North American entities with investment grade credit ratings that trade in the CDS market.

U.S. Treasury securities in the amount of $591,266 received at the custodian bank as collateral for forward foreign currency contracts, OTC swaps and/or OTC options.
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
Currency Abbreviations
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CLP	—	Chilean Peso
CNH	—	Chinese Yuan Renminbi
CNY	—	Chinese Yuan
COP	—	Colombian Peso
CZK	—	Czech Koruna
DOP	—	Dominican Pesos
EGP	—	Egyptian Pound
EUR	—	Euro
GBP	—	United Kingdom Pound
GHS	—	New Ghanaian Cedi
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
INR	—	Indian Rupee
JMD	—	Jamaica Dollar
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NGN	—	Nigeria Naira
NOK	—	Norwegian Krona
NZD	—	New Zealand Dollar
PEN	—	Peruvian Nuevo Sol
PHP	—	Philippines Peso
PLN	—	Polish Zloty
PYG	—	Paraguay Guarani
RON	—	Romanian New Leu
RSD	—	Serbia Dinar
RUB	—	Russian Ruble
SGD	—	Singapore Dollar
THB	—	Thai Baht
TRY	—	Turkish New Lira
TWD	—	Taiwan Dollar
UGX	—	Ugandan Shilling
USD	—	U.S. Dollar
UYU	—	Uruguayan Peso
ZAR	—	South African Rand

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
Abbreviations
BUBOR	—	Budapest Interbank Offered Rate
CDI	—	CREST Depository Interest
CLICP	—	Chilean Average Chamber Index
CLO	—	Collateralized Loan Obligation
CMT	—	Constant Maturity Treasury Index
CNRR	—	China Fixing Repo Rates
CPIBR	—	Colombia Overnight Interbank Rate
EURIBOR	—	Euro Interbank Offered Rate
ICE	—	Intercontinental Exchange
JIBAR	—	Johannesburg Interbank Average Rate
KSDA	—	South Korea Three Month Interbank Rate
PIK	—	Payment In Kind
PRIBOR	—	Prague Interbank Offered Rate
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Overnight Index Average
STACR	—	Structured Agency Credit Risk
TBD	—	To Be Determined
TIIE	—	Mexican Interbank Equilibrium Interest Rate
WIBOR	—	Warsaw Interbank Offer Rate
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024

Asset Class Summary (Unaudited)	% of Net Assets
Corporate Debt	36.1
Sovereign Debt Obligations	31.9
Bank Loans	11.5
Mortgage Backed Securities - Private Issuers	5.8
Asset Backed Securities	4.6
U.S. Government and Agency Obligations	0.8
Convertible Debt	0.7
Preferred Stock	0.0*
Futures Contracts	0.0*
Forward Foreign Currency Contracts	0.0*
OTC Credit Default Swaps	0.0*
Common Stocks	0.0*
Centrally Cleared Credit Default Swaps	0.0*
Mortgage Backed Securities - U.S. Government Agency Obligations	0.0*
Purchased Futures Options	0.0*
Purchased Currency Option	0.0*
Written Futures Option	0.0*
Centrally Cleared Interest Rate Swaps	0.0*
OTC Interest Rate Swaps	0.0*
Short-Term Investments	3.0
Other Assets and Liabilities (net)	5.6
100.0%

*	Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Short Duration Fixed Income Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2024

Par Value(a)	Description	Value ($)
	DEBT OBLIGATIONS — 96.2%
	Asset Backed Securities — 19.9%
500,000	AIMCO CLO, Series 2017-AA, Class AR, 6.63% (3 mo. USD Term SOFR + 1.31%), due 04/20/34(b) 144A	500,392
250,000	AIMCO CLO 10 Ltd., Series 2019-10A, Class AR, 6.64% (3 mo. USD Term SOFR + 1.32%), due 07/22/32(b) 144A	250,079
250,000	American Express Credit Account Master Trust, Series 2023-4, Class A, 5.15%, due 09/15/30	254,367
79,667	AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2A, 4.20%, due 12/18/25	79,562
170,060	AMMC CLO 22, Ltd., Series 2018-22A, Class A, 6.62% (3 mo. USD Term SOFR + 1.29%), due 04/25/31(b) 144A	170,183
200,000	BA Credit Card Trust, Series 2023-A2, Class A2, 4.98%, due 11/15/28	200,644
250,000	Bain Capital CLO Ltd., Series 2024-1A, Class A1, 6.87% (3 mo. USD Term SOFR + 1.55%), due 04/16/37(b) 144A	250,028
250,000	Barclays Dryrock Issuance Trust, Series 2023-2, Class A, 6.22% (SOFR 30-day average + 0.90%), due 08/15/28(b)	251,767
250,000	Barings CLO Ltd., Series 2024-1A, Class A, 6.90% (3 mo. USD Term SOFR + 1.63%), due 01/20/37(b) 144A	251,437
100,000	CarMax Auto Owner Trust, Series 2024-1, Class A3, 4.92%, due 10/16/28	99,833
100,000	Chase Issuance Trust, Series 2024-A2, Class A, 4.63%, due 01/15/31	99,748
250,000	Citibank Credit Card Issuance Trust, Series 2023-A1, Class A1, 5.23%, due 12/08/27	250,200
100,000	Citizens Auto Receivables Trust, Series 2024-1, Class A3, 5.11%, due 04/17/28 144A	99,942
100,000	CNH Equipment Trust, Series 2022-B, Class A4, 3.91%, due 03/15/28	97,285
250,000	Discover Card Execution Note Trust, Series 2022-A3, Class A3, 3.56%, due 07/15/27	244,674
250,000	Elmwood CLO IV Ltd., Series 2020-1A, Class A, 6.82% (3 mo. USD Term SOFR + 1.50%), due 04/15/33(b) 144A	250,240
257,759	Enterprise Fleet Financing LLC, Series 2022-4, Class A2, 5.76%, due 10/22/29 144A	258,254
238,153	FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.27%, due 10/19/37 144A	222,946
460,121	Flatiron CLO 18 Ltd., Series 2018-1A, Class A, 6.53% (3 mo. USD Term SOFR + 1.21%), due 04/17/31(b) 144A	460,330
200,000	Ford Credit Auto Lease Trust, Series 2023-A, Class C, 5.54%, due 12/15/26	198,955
100,000	Ford Credit Auto Lease Trust, Series 2024-A, Class A4, 5.05%, due 06/15/27	99,692
250,000	Ford Credit Auto Owner Trust, Series 2023-A, Class B, 5.07%, due 01/15/29	248,259
250,000	GM Financial Automobile Leasing Trust, Series 2022-1, Class C, 2.64%, due 02/20/26	247,343
250,000	GM Financial Consumer Automobile Receivables Trust, Series 2021-3, Class A4, 0.73%, due 08/16/27	235,869
275,000	GM Financial Consumer Automobile Receivables Trust, Series 2023-2, Class C, 5.21%, due 12/18/28	273,111
172,000	GM Financial Consumer Automobile Receivables Trust, Series 2023-4, Class A3, 5.78%, due 08/16/28	174,633
100,000	GM Financial Consumer Automobile Receivables Trust, Series 2024-1, Class B, 5.16%, due 08/16/29	99,926
100,000	HPEFS Equipment Trust, Series 2022-1A, Class B, 1.79%, due 05/21/29 144A	98,728
300,000	HPEFS Equipment Trust, Series 2022-2A, Class A3, 3.76%, due 09/20/29 144A	297,855
300,000	Invesco U.S. CLO Ltd., Series 2023-1A, Class AR, 6.86% (3 mo. USD Term SOFR + 1.57%), due 04/22/37(b) 144A	300,090
350,000	John Deere Owner Trust, Series 2023-C, Class A4, 5.39%, due 08/15/30	353,958
45,000	John Deere Owner Trust, Series 2024-A, Class A3, 4.96%, due 11/15/28	45,045
170,000	Kubota Credit Owner Trust, Series 2022-2A, Class A3, 4.09%, due 12/15/26 144A	167,678
300,000	Magnetite XII Ltd., Series 2015-12A, Class AR4, 6.47% (3 mo. USD Term SOFR + 1.83%), due 10/15/31(b) 144A	300,278
150,000	MVW LLC, Series 2024-1A, Class A, 5.32%, due 02/20/43 144A	150,851
See accompanying Notes to the Financial Statements.

Mercer Short Duration Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Asset Backed Securities — continued
90,963	Navient Private Education Refi Loan Trust, Series 2020-EA, Class A, 1.69%, due 05/15/69 144A	82,509
486,872	Navient Private Education Refi Loan Trust, Series 2020-GA, Class A, 1.17%, due 09/16/69 144A	439,246
234,987	Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class AR, 6.48% (3 mo. USD Term SOFR + 1.18%), due 10/18/30(b) 144A	235,037
250,000	Neuberger Berman Loan Advisers CLO 32 Ltd., Series 2019-32A, Class AR, 6.56% (3 mo. USD Term SOFR + 1.25%), due 01/20/32(b) 144A	250,328
100,000	Nissan Auto Lease Trust, Series 2024-A, Class A4, 4.97%, due 09/15/28	99,593
300,000	Oaktree CLO Ltd., Series 2022-2A, Class A1R, 6.86% (3 mo. USD Term SOFR + 1.55%), due 07/15/33(b) 144A	300,072
250,000	Octagon Loan Funding Ltd., Series 2014-1A, Class ARR, 6.76% (3 mo. USD Term SOFR + 1.44%), due 11/18/31(b) 144A	250,296
189,100	Palmer Square Loan Funding Ltd., Series 2021-3A, Class A1, 6.38% (3 mo. USD Term SOFR + 1.06%), due 07/20/29(b) 144A	189,179
250,000	Palmer Square Loan Funding Ltd., Series 2021-3A, Class A2, 6.98% (3 mo. USD Term SOFR + 1.66%), due 07/20/29(b) 144A	250,180
220,000	PFS Financing Corp., Series 2023-C, Class A, 5.52%, due 10/15/28 144A	222,201
250,000	Porsche Financial Auto Securitization Trust, Series 2023-2A, Class A3, 5.79%, due 01/22/29 144A	252,885
125,506	Santander Drive Auto Receivables Trust, Series 2022-6, Class A3, 4.49%, due 11/16/26	125,091
178,307	Santander Drive Auto Receivables Trust, Series 2023-6, Class A2, 6.08%, due 05/17/27	178,799
100,000	Santander Drive Auto Receivables Trust, Series 2024-1, Class A3, 5.25%, due 04/17/28	99,977
100,000	SBNA Auto Receivables Trust, Series 2024-A, Class A2, 5.70%, due 03/15/27 144A	99,984
250,000	Synchrony Card Funding LLC, Series 2023-A2, Class A, 5.74%, due 10/15/29	253,921
250,000	Tesla Electric Vehicle Trust, Series 2023-1, Class A2A, 5.54%, due 12/21/26 144A	250,178
250,000	Tesla Electric Vehicle Trust, Series 2023-1, Class A3, 5.38%, due 06/20/28 144A	251,115
100,000	Toyota Auto Receivables Owner Trust, Series 2024-A, Class A3, 4.83%, due 10/16/28	99,676
300,000	Toyota Lease Owner Trust, Series 2023-A, Class A4, 5.05%, due 08/20/27 144A	299,081
150,000	Verizon Master Trust, Series 2021-1, Class C, 0.89%, due 05/20/27	148,894
		11,962,424
	Bank Loans — 5.3%
198,980	Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, 9.18% (1 mo. USD Term SOFR + 3.75%), due 05/12/28(b)	198,911
99,749	Applied Systems, Inc., 2024 1st Lien Term Loan, 8.81% (3 mo. USD Term SOFR + 3.50%), due 02/24/31(b)	100,466
199,480	AssuredPartners, Inc., 2020 Term Loan B, 8.94% (1 mo. USD Term SOFR + 3.50%), due 02/12/27(b)	199,926
99,491	Carnival Corp., 2021 Incremental Term Loan B, 8.69% (1 mo. USD Term SOFR + 3.25%), due 10/18/28(b)	99,698
99,483	Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 9.06% (3 mo. USD Term SOFR + 3.75%), due 04/09/27(b)	99,098
99,722	Elanco Animal Health, Inc., Term Loan B, 7.18% (1 mo. USD Term SOFR + 1.75%), due 08/01/27(b)	99,446
99,742	Epicor Software Corp., 2020 Term Loan, 8.69% (1 mo. USD Term SOFR + 3.25%), due 07/30/27(b)	100,194
150,000	GTCR W Merger Sub LLC, USD Term Loan B, 8.31% (1 mo. USD Term SOFR + 3.00%), due 01/31/31(b)	150,621
100,000	Hilton Domestic Operating Co., Inc., 2023 Term Loan B3, 7.18% (1 mo. USD Term SOFR + 1.75%), due 06/21/28(b)	100,278
135,939	Medline Borrower LP, USD Term Loan B, 8.44% (1 mo. USD Term SOFR + 3.00%), due 10/23/28(b)	136,155

See accompanying Notes to the Financial Statements.

Mercer Short Duration Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Bank Loans — continued
86,667	Mileage Plus Holdings LLC, 2020 Term Loan B, 10.73% (3 mo. USD Term SOFR + 5.25%), due 06/21/27(b)	89,360
149,223	NFP Corp., 2020 Term Loan, 8.69% (1 mo. USD Term SOFR + 3.25%), due 02/16/27(b)	149,577
99,486	Pathway Vet Alliance LLC, 2021 Term Loan, 9.19% (1 mo. USD Term SOFR + 3.75%), due 03/31/27(b)	87,610
99,745	Polaris Newco LLC, USD Term Loan B, 9.57% (3 mo. USD Term SOFR + 4.00%), due 06/02/28(b)	98,854
66,964	Proampac PG Borrower LLC, 2023 Term Loan, 9.80% (3 mo. USD Term SOFR + 4.50%), due 09/15/28(b)	67,165
33,036	Proampac PG Borrower LLC, 2023 Term Loan, 9.82% (3 mo. USD Term SOFR + 4.50%), due 09/15/28(b)	33,135
99,750	Roper Industrial Products Investment Co. LLC, USD Term Loan, 9.35% (3 mo. USD Term SOFR + 4.00%), due 11/22/29(b)	100,457
199,472	SBA Senior Finance II LLC, 2024 Term Loan B, 7.34% (1 mo. USD Term SOFR + 2.00%), due 01/25/31(b)	199,928
99,745	Sophia LP, 2024 Term Loan B, 8.93% (1 mo. USD Term SOFR + 3.50%), due 10/09/29(b)	100,285
99,666	Southwire Co., 2018 Term Loan B, 7.18% (1 mo. USD Term SOFR + 1.75%), due 05/19/25(b)	99,844
49,872	SRS Distribution, Inc., 2021 Term Loan B, TBD, due 06/02/28(c)	50,225
149,603	Titan Acquisition Ltd., 2018 Term Loan B, 8.44% (1 mo. USD Term SOFR + 3.00%), due 03/28/25(b)	149,603
199,497	TransDigm, Inc., 2023 Term Loan I, 8.57% (3 mo. USD Term SOFR + 3.25%), due 08/24/28(b)	200,129
199,491	UKG, Inc., 2024 Term Loan B, 8.81% (3 mo. USD Term SOFR + 3.50%), due 02/10/31(b)	200,587
150,000	United Airlines, Inc., 2024 Term Loan B, 8.08% (3 mo. USD Term SOFR + 2.75%), due 02/15/31(b)	150,387
99,488	Verscend Holding Corp., 2021 Term Loan B, 9.44% (1 mo. USD Term SOFR + 4.00%), due 08/27/25(b)	99,577
		3,161,516
	Corporate Debt — 38.2%
26,000	7-Eleven, Inc., 0.95%, due 02/10/26 144A	24,036
16,000	AbbVie, Inc., 4.80%, due 03/15/27	16,022
23,000	AbbVie, Inc., 4.80%, due 03/15/29	23,046
49,000	AEP Texas, Inc., 3.85%, due 10/01/25 144A	47,468
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, due 01/30/26	140,134
100,000	AES Corp., 3.30%, due 07/15/25 144A	96,936
28,000	AES Corp., 5.45%, due 06/01/28	27,958
28,000	Aflac, Inc., 1.13%, due 03/15/26	25,953
5,000	AGCO Corp., 5.45%, due 03/21/27	5,025
48,000	Alabama Power Co., 3.75%, due 09/01/27	46,247
19,000	Albemarle Corp., 4.65%, due 06/01/27	18,655
23,000	Ameren Corp., 5.70%, due 12/01/26	23,312
12,000	Ameren Illinois Co., 3.80%, due 05/15/28	11,631
67,450	American Airlines Pass-Through Trust, 3.20%, due 12/15/29	62,055
229,000	American Electric Power Co., Inc., 5.20%, due 01/15/29	229,671
14,000	American Express Co., 4.99% (SOFR + 1.00%), due 05/01/26(b)	13,921
7,000	American Express Co., 5.10% (SOFR + 1.00%), due 02/16/28(b)	6,992
23,000	American Express Co., 5.39% (SOFR + 0.97%), due 07/28/27(b)	23,085
13,000	American Honda Finance Corp., 1.30%, due 09/09/26	11,914
See accompanying Notes to the Financial Statements.

Mercer Short Duration Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
15,000	American Honda Finance Corp., 4.95%, due 01/09/26	14,971
18,000	American Honda Finance Corp., 5.80%, due 10/03/25	18,154
200,000	American Tower Corp., 2.75%, due 01/15/27	187,370
25,000	American Tower Corp., 3.65%, due 03/15/27	23,973
7,000	American Tower Corp., 5.25%, due 07/15/28	7,004
17,000	Ameriprise Financial, Inc., 3.00%, due 04/02/25	16,612
37,000	Amgen, Inc., 3.20%, due 11/02/27	34,948
44,000	Amgen, Inc., 5.25%, due 03/02/25	43,879
17,000	Analog Devices, Inc., 2.95%, due 04/01/25	16,617
7,000	Aon North America, Inc., 5.13%, due 03/01/27	7,044
14,000	Aon North America, Inc., 5.15%, due 03/01/29	14,087
12,000	Apple, Inc., 1.13%, due 05/11/25	11,494
31,000	Apple, Inc., 3.25%, due 02/23/26	30,147
19,000	Aquarion Co., 4.00%, due 08/15/24 144A	18,830
153,000	Astrazeneca Finance LLC, 4.80%, due 02/26/27	152,985
38,000	AT&T, Inc., 1.70%, due 03/25/26	35,545
24,000	Athene Global Funding, 5.68%, due 02/23/26 144A	24,101
29,000	Avangrid, Inc., 3.20%, due 04/15/25	28,263
51,000	Aviation Capital Group LLC, 5.50%, due 12/15/24 144A	50,817
20,000	Aviation Capital Group LLC, 6.38%, due 07/15/30 144A	20,609
34,000	Avnet, Inc., 6.25%, due 03/15/28	34,852
200,000	Avolon Holdings Funding Ltd., 2.13%, due 02/21/26 144A	186,421
27,000	Avolon Holdings Funding Ltd., 2.53%, due 11/18/27 144A	24,028
25,000	Baker Hughes Holdings LLC/Baker Hughes Co.-Obligor, Inc., 2.06%, due 12/15/26	23,110
100,000	Ball Corp., 6.88%, due 03/15/28	102,732
48,000	Bank of America Corp., 0.98% (SOFR + 0.69%), due 04/22/25(b)	47,858
250,000	Bank of America Corp., 1.32% (SOFR + 1.15%), due 06/19/26(b)	237,714
13,000	Bank of America Corp., 1.66% (SOFR + 0.91%), due 03/11/27(b)	12,114
46,000	Bank of America Corp., 1.73% (SOFR + 0.96%), due 07/22/27(b)	42,419
34,000	Bank of America Corp., 2.02% (3 mo. USD Term SOFR + 0.90%), due 02/13/26(b)	32,945
8,000	Bank of America Corp., 3.42% (3 mo. USD Term SOFR + 1.30%), due 12/20/28(b)	7,507
7,000	Bank of America Corp., 3.71% (3 mo. USD Term SOFR + 1.77%), due 04/24/28(b)	6,700
22,000	Bank of America Corp., 4.38% (SOFR + 1.58%), due 04/27/28(b)	21,485
150,000	Bank of America Corp., 4.83% (SOFR + 1.75%), due 07/22/26(b)	148,702
24,000	Bank of America Corp., 5.20% (SOFR + 1.63%), due 04/25/29(b)	24,030
300,000	Bank of America Corp., 5.93% (SOFR + 1.34%), due 09/15/27(b)	304,091
44,000	Bank of Montreal, 5.30%, due 06/05/26	44,131
47,000	Bank of New York Mellon Corp., 3.43% (SOFR + 0.57%), due 06/13/25(b)	46,729
14,000	Bank of New York Mellon Corp., 4.41% (SOFR + 1.35%), due 07/24/26(b)	13,835
19,000	Bank of New York Mellon Corp., 4.95% (SOFR + 1.03%), due 04/26/27(b)	18,918
11,000	Bank of New York Mellon Corp., 4.98% (SOFR + 1.09%), due 03/14/30(b)	11,014
48,000	Bank of Nova Scotia, 0.70%, due 04/15/24	47,916
32,000	Bank of Nova Scotia, 1.45%, due 01/10/25	31,033
19,000	Bank of Nova Scotia, 3.45%, due 04/11/25	18,629
31,000	Becton Dickinson & Co., 4.69%, due 02/13/28	30,697
30,000	BHP Billiton Finance USA Ltd., 5.25%, due 09/08/26	30,187
24,000	Black Hills Corp., 1.04%, due 08/23/24	23,575
14,000	Blackstone Holdings Finance Co. LLC, 1.63%, due 08/05/28 144A	12,190
8,000	Blackstone Holdings Finance Co. LLC, 2.50%, due 01/10/30 144A	6,954

See accompanying Notes to the Financial Statements.

Mercer Short Duration Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
23,000	Blackstone Holdings Finance Co. LLC, 5.90%, due 11/03/27 144A	23,609
12,000	Blue Owl Credit Income Corp., 7.75%, due 09/16/27	12,301
36,000	BMW U.S. Capital LLC, 0.80%, due 04/01/24 144A	36,000
28,000	BMW U.S. Capital LLC, 1.25%, due 08/12/26 144A	25,680
34,000	BMW U.S. Capital LLC, 3.25%, due 04/01/25 144A	33,336
202,000	Booz Allen Hamilton, Inc., 3.88%, due 09/01/28 144A	189,438
5,000	Booz Allen Hamilton, Inc., 4.00%, due 07/01/29 144A	4,653
200,000	Boston Properties LP, 2.75%, due 10/01/26	186,384
27,000	Boston Scientific Corp., 1.90%, due 06/01/25	25,949
36,000	Bristol-Myers Squibb Co., 0.75%, due 11/13/25	33,653
9,000	Bristol-Myers Squibb Co., 4.90%, due 02/22/27	9,023
11,000	Bristol-Myers Squibb Co., 4.90%, due 02/22/29	11,054
58,777	British Airways Pass-Through Trust, 3.35%, due 12/15/30 144A	54,172
101,546	British Airways Pass-Through Trust, 4.63%, due 12/20/25 144A	101,314
32,000	Broadcom, Inc., 3.46%, due 09/15/26	30,799
35,000	Brookfield Finance, Inc., 4.00%, due 04/01/24	35,000
200,000	Brooklyn Union Gas Co., 4.63%, due 08/05/27 144A	194,290
40,000	Bunge Ltd. Finance Corp., 1.63%, due 08/17/25	37,903
100,000	Campbell Soup Co., 5.30%, due 03/20/26	100,117
40,000	Canadian Natural Resources Ltd., 2.05%, due 07/15/25	38,281
21,000	Capital One Financial Corp., 1.88% (SOFR + 0.86%), due 11/02/27(b)	19,217
31,000	Capital One Financial Corp., 4.17% (SOFR + 1.37%), due 05/09/25(b)	30,937
24,000	Capital One Financial Corp., 5.47% (SOFR + 2.08%), due 02/01/29(b)	23,930
23,000	Capital One Financial Corp., 5.70% (SOFR + 1.91%), due 02/01/30(b)	23,201
10,000	Cardinal Health, Inc., 5.13%, due 02/15/29	10,024
12,000	Cargill, Inc., 3.50%, due 04/22/25 144A	11,787
15,000	Cargill, Inc., 3.63%, due 04/22/27 144A	14,453
23,000	Charles Schwab Corp., 5.88%, due 08/24/26	23,389
17,000	Charles Schwab Corp., 6.20% (SOFR + 1.88%), due 11/17/29(b)	17,678
185,000	Charles Schwab Corp., 6.41% (SOFR + 1.05%), due 03/03/27(b)	185,623
100,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.75%, due 02/15/28	92,795
8,000	Cigna Group, 1.25%, due 03/15/26	7,414
19,000	Cigna Group, 5.00%, due 05/15/29	19,036
103,000	Cisco Systems, Inc., 4.80%, due 02/26/27	103,199
7,000	Cisco Systems, Inc., 4.85%, due 02/26/29	7,055
34,000	Citigroup, Inc., 0.98% (SOFR + 0.67%), due 05/01/25(b)	33,852
210,000	Citigroup, Inc., 1.46% (SOFR + 0.77%), due 06/09/27(b)	192,936
250,000	Citigroup, Inc., 5.61% (SOFR + 1.55%), due 09/29/26(b)	250,460
10,000	CNH Industrial Capital LLC, 5.10%, due 04/20/29	9,976
21,000	Comcast Corp., 4.55%, due 01/15/29	20,841
23,000	Comcast Corp., 5.25%, due 11/07/25	23,099
7,000	Concentrix Corp., 6.60%, due 08/02/28	7,084
15,000	Connecticut Light & Power Co., 4.65%, due 01/01/29	14,841
23,000	Consumers Energy Co., 4.90%, due 02/15/29	23,092
250,000	Consumers Securitization Funding LLC, 5.55%, due 03/01/28	250,810
25,000	Corebridge Financial, Inc., 3.65%, due 04/05/27	23,881
36,000	Corebridge Global Funding, 0.90%, due 09/22/25 144A	33,686
150,000	Crown Castle, Inc., 5.60%, due 06/01/29	152,057
See accompanying Notes to the Financial Statements.

Mercer Short Duration Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
19,000	CSL Finance PLC, 3.85%, due 04/27/27 144A	18,357
5,000	Cummins, Inc., 4.90%, due 02/20/29	5,032
175,000	CVS Health Corp., 1.30%, due 08/21/27	155,163
12,307	Delta Air Lines Pass-Through Trust, 2.50%, due 12/10/29	11,084
24,000	Delta Air Lines Pass-Through Trust, 3.40%, due 10/25/25	23,930
175,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/25 144A	173,255
17,000	Discover Financial Services, 3.95%, due 11/06/24	16,809
31,000	DTE Energy Co., 4.22%, due 11/01/24(d)	30,719
18,000	DTE Energy Co., 5.10%, due 03/01/29	17,936
126,073	Duke Energy Florida Project Finance LLC, 2.54%, due 09/01/31	116,799
33,000	Ecolab, Inc., 1.65%, due 02/01/27	30,245
27,000	Ecolab, Inc., 2.70%, due 11/01/26	25,652
24,000	EIDP, Inc., 4.50%, due 05/15/26	23,731
41,000	Element Fleet Management Corp., 3.85%, due 06/15/25 144A	40,045
113,000	Element Fleet Management Corp., 5.64%, due 03/13/27 144A	113,386
31,000	Elevance Health, Inc., 3.50%, due 08/15/24	30,754
24,000	Eli Lilly & Co., 4.50%, due 02/09/27	23,939
150,000	Energy Transfer LP, 5.55%, due 02/15/28	152,254
23,000	Entergy Corp., 0.90%, due 09/15/25	21,568
39,000	Entergy Louisiana LLC, 0.95%, due 10/01/24	38,122
33,000	Equinix, Inc., 1.25%, due 07/15/25	31,228
20,000	ERAC USA Finance LLC, 5.00%, due 02/15/29 144A	20,045
190,000	Essex Portfolio LP, 3.63%, due 05/01/27	181,097
20,000	Eversource Energy, 2.90%, due 03/01/27	18,809
31,000	Eversource Energy, 4.75%, due 05/15/26	30,689
9,000	Exelon Corp., 5.15%, due 03/15/29	9,024
200,000	Extra Space Storage LP, 3.88%, due 12/15/27	190,094
24,000	Fiserv, Inc., 2.75%, due 07/01/24	23,823
175,000	Fiserv, Inc., 3.20%, due 07/01/26	167,856
8,000	Fiserv, Inc., 5.15%, due 03/15/27	8,032
30,000	Fiserv, Inc., 5.45%, due 03/02/28	30,366
100,000	Flex Ltd., 6.00%, due 01/15/28	101,853
14,000	Florida Power & Light Co., 4.40%, due 05/15/28	13,863
200,000	Ford Motor Credit Co. LLC, 3.38%, due 11/13/25	192,507
20,000	GATX Corp., 5.40%, due 03/15/27	20,148
100,000	GE HealthCare Technologies, Inc., 5.60%, due 11/15/25	100,371
14,000	General Dynamics Corp., 3.25%, due 04/01/25	13,733
22,000	General Motors Financial Co., Inc., 3.80%, due 04/07/25	21,606
28,000	General Motors Financial Co., Inc., 5.25%, due 03/01/26	27,926
19,000	General Motors Financial Co., Inc., 5.40%, due 04/06/26	19,013
17,000	General Motors Financial Co., Inc., 5.40%, due 05/08/27	17,050
24,000	Georgia Power Co., 5.00%, due 02/23/27	24,041
35,000	Georgia-Pacific LLC, 1.75%, due 09/30/25 144A	33,233
18,000	Global Payments, Inc., 1.20%, due 03/01/26	16,657
10,000	Goldman Sachs Bank USA, 5.28% (SOFR + 0.78%), due 03/18/27(b)	9,998
10,000	Goldman Sachs BDC, Inc., 6.38%, due 03/11/27	10,079
218,000	Goldman Sachs Group, Inc., 2.64% (SOFR + 1.11%), due 02/24/28(b)	203,099
350,000	Goldman Sachs Group, Inc., 5.80% (SOFR + 1.08%), due 08/10/26(b)	351,226
16,000	Goldman Sachs Group, Inc., 5.84% (SOFR + 0.49%), due 10/21/24(b)	16,011

See accompanying Notes to the Financial Statements.

Mercer Short Duration Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
36,000	Graphic Packaging International LLC, 0.82%, due 04/15/24 144A	35,933
17,000	Hanover Insurance Group, Inc., 4.50%, due 04/15/26	16,699
116,000	HEICO Corp., 5.25%, due 08/01/28	116,758
14,000	Home Depot, Inc., 2.70%, due 04/15/25	13,654
30,000	Home Depot, Inc., 4.95%, due 09/30/26	30,057
35,000	Honda Motor Co. Ltd., 2.53%, due 03/10/27	32,817
24,000	Honeywell International, Inc., 4.88%, due 09/01/29	24,174
15,000	HP, Inc., 2.20%, due 06/17/25	14,443
30,000	Humana, Inc., 5.75%, due 03/01/28	30,666
250,000	Huntington National Bank, 6.54% (SOFR + 1.19%), due 05/16/25(b)	250,016
31,000	Hyundai Capital America, 1.30%, due 01/08/26 144A	28,830
11,000	Hyundai Capital America, 5.65%, due 06/26/26 144A	11,039
12,000	Hyundai Capital America, 5.95%, due 09/21/26 144A	12,143
21,000	Hyundai Capital America, 6.25%, due 11/03/25 144A	21,223
100,000	Infor, Inc., 1.75%, due 07/15/25 144A	94,730
29,000	Intel Corp., 3.75%, due 08/05/27	28,050
46,000	Intel Corp., 4.88%, due 02/10/26	45,871
17,000	International Business Machines Corp., 6.50%, due 01/15/28	18,098
24,000	Interstate Power & Light Co., 3.25%, due 12/01/24	23,637
46,000	Intuit, Inc., 5.25%, due 09/15/26	46,441
7,000	IPALCO Enterprises, Inc., 3.70%, due 09/01/24	6,999
200,000	IQVIA, Inc., 5.70%, due 05/15/28(e)	203,024
100,000	J M Smucker Co., 5.90%, due 11/15/28	103,751
24,000	John Deere Capital Corp., 2.05%, due 01/09/25	23,424
12,000	John Deere Capital Corp., 2.13%, due 03/07/25	11,669
13,000	John Deere Capital Corp., 2.35%, due 03/08/27	12,141
35,000	John Deere Capital Corp., 4.85%, due 03/05/27	35,028
11,000	John Deere Capital Corp., 4.95%, due 07/14/28	11,090
24,000	JPMorgan Chase & Co., 0.82% (3 mo. USD Term SOFR + 0.54%), due 06/01/25(b)	23,793
39,000	JPMorgan Chase & Co., 0.97% (3 mo. USD Term SOFR + 0.58%), due 06/23/25(b)	38,549
234,000	JPMorgan Chase & Co., 1.47% (SOFR + 0.77%), due 09/22/27(b)	213,565
26,000	JPMorgan Chase & Co., 1.58% (SOFR + 0.89%), due 04/22/27(b)	24,110
38,000	JPMorgan Chase & Co., 2.07% (SOFR + 1.02%), due 06/01/29(b)	33,719
57,000	JPMorgan Chase & Co., 2.08% (SOFR + 1.85%), due 04/22/26(b)	54,937
7,000	JPMorgan Chase & Co., 2.30% (SOFR + 1.16%), due 10/15/25(b)	6,878
10,000	JPMorgan Chase & Co., 2.60% (SOFR + 0.92%), due 02/24/26(b)	9,744
30,000	JPMorgan Chase & Co., 2.95% (SOFR + 1.17%), due 02/24/28(b)	28,197
37,000	JPMorgan Chase & Co., 3.51% (3 mo. USD Term SOFR + 1.21%), due 01/23/29(b)	35,009
5,000	JPMorgan Chase & Co., 3.96% (3 mo. USD Term SOFR + 1.51%), due 01/29/27(b)	4,883
23,000	JPMorgan Chase & Co., 5.01% (SOFR + 1.31%), due 01/23/30(b)	22,915
30,000	JPMorgan Chase & Co., 5.04% (SOFR + 1.19%), due 01/23/28(b)	29,906
12,000	JPMorgan Chase & Co., 5.30% (SOFR + 1.45%), due 07/24/29(b)	12,094
228,000	JPMorgan Chase & Co., 5.55% (SOFR + 1.07%), due 12/15/25(b)	227,897
330,000	JPMorgan Chase & Co., 6.07% (SOFR + 1.33%), due 10/22/27(b)	336,803
16,000	Kenvue, Inc., 5.50%, due 03/22/25	16,034
4,000	Keurig Dr Pepper, Inc., 5.05%, due 03/15/29	4,013
28,000	Kinder Morgan, Inc., 1.75%, due 11/15/26	25,700
100,000	Kyndryl Holdings, Inc., 2.05%, due 10/15/26	91,642
11,000	L3Harris Technologies, Inc., 5.40%, due 01/15/27	11,083
See accompanying Notes to the Financial Statements.

Mercer Short Duration Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
150,000	Lennox International, Inc., 5.50%, due 09/15/28	152,141
14,000	Liberty Utilities Co., 5.58%, due 01/31/29 144A	14,086
240,000	Lloyds Banking Group PLC, 4.72% (1 yr. CMT + 1.75%), due 08/11/26(b)	237,214
200,000	Lloyds Banking Group PLC, 5.46% (1 yr. CMT + 1.38%), due 01/05/28(b)	200,109
200,000	Lloyds Banking Group PLC, 5.99% (1 yr. CMT + 1.48%), due 08/07/27(b)	201,946
18,000	Lockheed Martin Corp., 5.10%, due 11/15/27	18,212
15,000	Lowe's Cos., Inc., 3.35%, due 04/01/27	14,336
24,000	Main Street Capital Corp., 6.95%, due 03/01/29	24,399
3,000	Marriott International, Inc., 4.88%, due 05/15/29	2,972
150,000	Marriott International, Inc., 5.55%, due 10/15/28	153,253
31,000	Meta Platforms, Inc., 3.50%, due 08/15/27	29,836
150,000	Metropolitan Life Global Funding I, 4.40%, due 06/30/27 144A	146,877
20,150	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, due 06/20/27 144A	20,277
6,000	Mondelez International, Inc., 4.75%, due 02/20/29	5,963
48,000	Morgan Stanley, 0.79% (SOFR + 0.53%), due 05/30/25(b)	47,557
49,000	Morgan Stanley, 1.16% (SOFR + 0.56%), due 10/21/25(b)	47,717
249,000	Morgan Stanley, 1.51% (SOFR + 0.86%), due 07/20/27(b)	228,584
31,000	Morgan Stanley, 1.59% (SOFR + 0.88%), due 05/04/27(b)	28,680
26,000	Morgan Stanley, 2.48% (SOFR + 1.00%), due 01/21/28(b)	24,192
12,000	Morgan Stanley, 2.72% (SOFR + 1.15%), due 07/22/25(b)	11,880
25,000	Morgan Stanley, 3.13%, due 07/27/26	23,918
219,000	Morgan Stanley, 5.12% (SOFR + 1.73%), due 02/01/29(b)	218,552
24,000	Morgan Stanley, 5.16% (SOFR + 1.59%), due 04/20/29(b)	23,988
31,000	Morgan Stanley, 5.86% (SOFR + 0.51%), due 01/22/25(b)	31,022
150,000	Morgan Stanley, 6.14% (SOFR + 1.77%), due 10/16/26(b)	151,766
28,000	Morgan Stanley, 6.41% (SOFR + 1.83%), due 11/01/29(b)	29,372
7,000	Motorola Solutions, Inc., 4.00%, due 09/01/24	6,943
29,000	National Rural Utilities Cooperative Finance Corp., 1.00%, due 10/18/24	28,286
24,000	National Rural Utilities Cooperative Finance Corp., 1.88%, due 02/07/25	23,309
13,000	National Rural Utilities Cooperative Finance Corp., 4.85%, due 02/07/29	13,000
23,000	National Rural Utilities Cooperative Finance Corp., 5.60%, due 11/13/26	23,327
150,000	Nestle Holdings, Inc., 4.13%, due 10/01/27 144A	146,953
100,000	New York Life Global Funding, 4.85%, due 01/09/28 144A	99,718
18,000	New York State Electric & Gas Corp., 5.65%, due 08/15/28 144A	18,422
21,000	NextEra Energy Capital Holdings, Inc., 1.88%, due 01/15/27	19,235
22,000	NextEra Energy Capital Holdings, Inc., 1.90%, due 06/15/28	19,496
19,000	NextEra Energy Capital Holdings, Inc., 4.63%, due 07/15/27	18,743
12,000	NextEra Energy Capital Holdings, Inc., 4.90%, due 02/28/28	11,968
125,000	NextEra Energy Operating Partners LP, 7.25%, due 01/15/29 144A	128,042
23,000	Niagara Mohawk Power Corp., 1.96%, due 06/27/30 144A	19,003
33,000	NiSource, Inc., 0.95%, due 08/15/25	31,069
23,000	Northwestern Mutual Global Funding, 0.80%, due 01/14/26 144A	21,350
35,000	NRG Energy, Inc., 3.75%, due 06/15/24 144A	34,817
20,000	Nucor Corp., 2.00%, due 06/01/25	19,229
200,000	Nutrien Ltd., 3.00%, due 04/01/25	195,085
7,000	Nutrien Ltd., 4.90%, due 03/27/28	6,967
40,000	Old Republic International Corp., 4.88%, due 10/01/24	39,776
28,000	ONE Gas, Inc., 5.10%, due 04/01/29	28,204

See accompanying Notes to the Financial Statements.

Mercer Short Duration Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
33,000	Oracle Corp., 1.65%, due 03/25/26	30,818
19,000	Oracle Corp., 2.50%, due 04/01/25	18,434
32,000	Oracle Corp., 2.65%, due 07/15/26	30,291
21,000	Ovintiv, Inc., 5.38%, due 01/01/26	20,928
150,000	Pacific Gas & Electric Co., 5.55%, due 05/15/29	151,358
25,000	Pacific Life Global Funding II, 1.20%, due 06/24/25 144A	23,800
18,000	Pacific Life Global Funding II, 1.38%, due 04/14/26 144A	16,664
150,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.40%, due 07/01/27 144A	146,106
27,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 5.35%, due 01/12/27 144A	27,033
30,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 6.05%, due 08/01/28 144A	30,886
135,000	Pepsico Singapore Financing I Pte. Ltd., 5.91% (SOFR + 0.56%), due 02/16/27(b)	135,074
31,000	PepsiCo, Inc., 3.60%, due 02/18/28	29,960
14,000	PepsiCo, Inc., 5.25%, due 11/10/25	14,085
247,000	Pfizer Investment Enterprises Pte. Ltd., 4.45%, due 05/19/26	244,511
9,000	Philip Morris International, Inc., 4.88%, due 02/13/29	8,949
21,000	Phillips 66, 3.85%, due 04/09/25	20,686
33,000	Pioneer Natural Resources Co., 1.13%, due 01/15/26	30,727
130,000	PNC Financial Services Group, Inc., 5.30% (SOFR + 1.34%), due 01/21/28(b)	130,181
180,000	PNC Financial Services Group, Inc., 6.62% (SOFR + 1.73%), due 10/20/27(b)	185,369
21,000	Principal Life Global Funding II, 5.10%, due 01/25/29 144A	20,968
16,000	Prologis LP, 4.88%, due 06/15/28	16,026
5,000	Prologis Targeted U.S. Logistics Fund LP, 5.25%, due 04/01/29 144A	4,989
235,000	Prudential Insurance Co. of America, 8.30%, due 07/01/25 144A	241,189
23,000	Public Service Enterprise Group, Inc., 0.80%, due 08/15/25	21,623
11,000	Public Service Enterprise Group, Inc., 5.85%, due 11/15/27	11,271
100,000	Public Service Enterprise Group, Inc., 5.88%, due 10/15/28	103,015
16,000	Public Storage Operating Co., 5.13%, due 01/15/29(e)	16,273
150,000	Regal Rexnord Corp., 6.05%, due 02/15/26 144A	150,854
36,000	Republic Services, Inc., 2.50%, due 08/15/24	35,578
20,000	Rogers Communications, Inc., 5.00%, due 02/15/29	19,869
28,000	Ross Stores, Inc., 4.60%, due 04/15/25	27,745
21,000	Royal Bank of Canada, 1.15%, due 07/14/26	19,239
32,000	Royal Bank of Canada, 1.60%, due 01/21/25	31,046
14,000	Royal Bank of Canada, 4.95%, due 02/01/29	14,042
30,000	Royal Bank of Canada, 5.20%, due 07/20/26	30,107
16,000	RTX Corp., 5.00%, due 02/27/26	15,966
125,000	RTX Corp., 5.75%, due 11/08/26	126,956
30,000	Ryder System, Inc., 5.25%, due 06/01/28	30,153
16,000	Ryder System, Inc., 5.38%, due 03/15/29	16,145
33,000	S&P Global, Inc., 2.45%, due 03/01/27	30,897
26,000	S&P Global, Inc., 2.70%, due 03/01/29	23,634
200,000	Santander Holdings USA, Inc., 4.26% (SOFR + 1.38%), due 06/09/25(b)	198,866
14,000	Schlumberger Investment SA, 4.50%, due 05/15/28	13,943
7,000	Sempra, 5.40%, due 08/01/26	7,023
31,000	Sixth Street Specialty Lending, Inc., 3.88%, due 11/01/24	30,616
25,000	Smith & Nephew Plc, 5.15%, due 03/20/27	25,003
25,000	Solventum Corp., 5.45%, due 02/25/27 144A	25,093
250,000	Southern California Gas Co., 2.95%, due 04/15/27	235,965
8,000	Southern Co., 5.50%, due 03/15/29	8,156
See accompanying Notes to the Financial Statements.

Mercer Short Duration Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
27,000	Southern Co. Gas Capital Corp., 3.25%, due 06/15/26	25,873
200,000	Spectra Energy Partners LP, 3.38%, due 10/15/26	191,529
24,000	Sprint Capital Corp., 6.88%, due 11/15/28	25,594
160,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 5.15%, due 09/20/29 144A	159,667
22,000	State Street Corp., 5.68% (SOFR + 1.48%), due 11/21/29(b)	22,602
12,000	Stryker Corp., 3.65%, due 03/07/28	11,490
200,000	Sumitomo Mitsui Financial Group, Inc., 2.70%, due 07/16/24	198,374
32,000	Sumitomo Mitsui Trust Bank Ltd., 0.80%, due 09/16/24 144A	31,320
200,000	Suntory Holdings Ltd., 2.25%, due 10/16/24 144A	196,179
31,000	Take-Two Interactive Software, Inc., 3.55%, due 04/14/25	30,419
18,000	Tampa Electric Co., 4.90%, due 03/01/29	18,029
100,000	Targa Resources Corp., 6.15%, due 03/01/29	104,252
64,000	Teledyne Technologies, Inc., 0.95%, due 04/01/24	64,000
30,000	Thermo Fisher Scientific, Inc., 5.00%, due 12/05/26	30,131
12,000	T-Mobile USA, Inc., 2.25%, due 02/15/26	11,363
175,000	T-Mobile USA, Inc., 2.63%, due 04/15/26	166,342
29,000	T-Mobile USA, Inc., 3.75%, due 04/15/27	27,937
16,000	T-Mobile USA, Inc., 4.95%, due 03/15/28	15,968
29,000	Toll Brothers Finance Corp., 4.35%, due 02/15/28	28,046
32,000	Toronto-Dominion Bank, 0.70%, due 09/10/24	31,342
42,000	Toronto-Dominion Bank, 1.15%, due 06/12/25	40,017
32,000	Toronto-Dominion Bank, 1.45%, due 01/10/25	31,041
31,000	Toronto-Dominion Bank, 3.77%, due 06/06/25	30,460
20,000	Toronto-Dominion Bank, 4.98%, due 04/05/27	19,977
34,000	Toronto-Dominion Bank, 5.53%, due 07/17/26	34,310
16,000	Toyota Motor Credit Corp., 4.63%, due 01/12/28	15,942
25,000	Toyota Motor Credit Corp., Series B, 5.00%, due 03/19/27	25,085
30,000	Toyota Motor Credit Corp., 5.40%, due 11/20/26	30,357
32,000	Toyota Motor Credit Corp., 5.60%, due 09/11/25	32,224
24,000	Trans-Allegheny Interstate Line Co., 3.85%, due 06/01/25 144A	23,515
20,000	TransCanada PipeLines Ltd., 1.00%, due 10/12/24	19,502
48,000	Triton Container International Ltd., 1.15%, due 06/07/24 144A	47,573
18,000	Truist Financial Corp., 1.27% (SOFR + 0.61%), due 03/02/27(b)	16,645
22,000	Truist Financial Corp., 1.89% (SOFR + 0.86%), due 06/07/29(b)	19,106
17,000	Truist Financial Corp., 4.26% (SOFR + 1.46%), due 07/28/26(b)(e)	16,729
28,000	Truist Financial Corp., 5.44% (SOFR + 1.62%), due 01/24/30(b)	27,975
200,000	Truist Financial Corp., 5.76% (SOFR + 0.40%), due 06/09/25(b)	199,541
7,000	Tyson Foods, Inc., 5.40%, due 03/15/29	7,065
4,758	U.S. Airways Pass-Through Trust, 5.90%, due 04/01/26	4,750
220,000	U.S. Bancorp, 2.22% (SOFR + 0.73%), due 01/27/28(b)	202,987
119,000	U.S. Bancorp, 5.38% (SOFR + 1.56%), due 01/23/30(b)	119,556
16,000	U.S. Bancorp, 5.78% (SOFR + 2.02%), due 06/12/29(b)	16,284
400,000	UBS Group AG, 4.49% (1 yr. CMT + 1.55%), due 05/12/26(b) 144A	394,424
245,000	UBS Group AG, 4.70% (1 yr. CMT + 2.05%), due 08/05/27(b) 144A	240,472
5,391	United Airlines Pass-Through Trust, 5.88%, due 04/15/29	5,378
17,000	UnitedHealth Group, Inc., 2.38%, due 08/15/24	16,808
23,000	UnitedHealth Group, Inc., 2.95%, due 10/15/27	21,650
24,000	UnitedHealth Group, Inc., 3.38%, due 04/15/27	23,102

See accompanying Notes to the Financial Statements.

Mercer Short Duration Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
250,000	Ventas Realty LP, 3.85%, due 04/01/27	239,841
232,000	Veralto Corp., 5.50%, due 09/18/26 144A	232,990
31,000	Verizon Communications, Inc., 0.85%, due 11/20/25	28,904
100,000	Verizon Communications, Inc., 2.10%, due 03/22/28	90,061
19,000	Verizon Communications, Inc., 3.50%, due 11/01/24	18,765
37,000	Viatris, Inc., 1.65%, due 06/22/25	35,196
150,000	VICI Properties LP, 4.75%, due 02/15/28	146,415
24,000	VMware LLC, 1.00%, due 08/15/24	23,581
28,000	VMware LLC, 1.40%, due 08/15/26	25,578
19,000	Walmart, Inc., 3.95%, due 09/09/27	18,675
33,000	Walmart, Inc., 4.00%, due 04/15/26	32,579
127,000	Warnermedia Holdings, Inc., 3.76%, due 03/15/27	121,234
28,000	Waste Management, Inc., 4.88%, due 02/15/29	28,279
250,000	WEA Finance LLC/Westfield U.K. & Europe Finance PLC, 3.75%, due 09/17/24 144A	246,761
40,000	WEC Energy Group, Inc., 4.75%, due 01/09/26	39,648
5,000	WEC Energy Group, Inc., 5.00%, due 09/27/25	4,973
7,000	WEC Energy Group, Inc., 5.15%, due 10/01/27	7,015
250,000	WEC Energy Group, Inc., 5.60%, due 09/12/26	252,949
10,000	Wells Fargo & Co., 2.16% (3 mo. USD Term SOFR + 1.01%), due 02/11/26(b)	9,703
25,000	Wells Fargo & Co., 2.88% (3 mo. USD Term SOFR + 1.43%), due 10/30/30(b)	22,108
222,000	Wells Fargo & Co., 3.53% (SOFR + 1.51%), due 03/24/28(b)	211,364
112,000	Wells Fargo & Co., 4.54% (SOFR + 1.56%), due 08/15/26(b)	110,600
12,000	Wells Fargo & Co., 5.57% (SOFR + 1.74%), due 07/25/29(b)	12,146
200,000	Westpac Banking Corp., 5.54%, due 11/17/28	205,698
46,000	Williams Cos., Inc., 4.55%, due 06/24/24	45,881
15,000	Workday, Inc., 3.50%, due 04/01/27	14,367
196,000	WRKCo, Inc., 3.75%, due 03/15/25	192,701
44,000	WW Grainger, Inc., 1.85%, due 02/15/25	42,709
21,000	Zoetis, Inc., 5.40%, due 11/14/25	21,035
		22,984,058
	Mortgage Backed Securities - Private Issuers — 9.3%
196,988	BX Commercial Mortgage Trust, Series 2021-ACNT, Class A, 6.29% (1 mo. USD Term SOFR + 0.96%), due 11/15/38(b) 144A	195,180
156,386	BX Commercial Mortgage Trust, Series 2021-XL2, Class A, 6.13% (1 mo. USD Term SOFR + 0.80%), due 10/15/38(b) 144A	155,315
187,693	BX Trust, Series 2021-BXMF, Class A, 6.08% (1 mo. USD Term SOFR + 0.75%), due 10/15/26(b) 144A	185,944
183,407	BX Trust, Series 2021-RISE, Class A, 6.19% (1 mo. USD Term SOFR + 0.86%), due 11/15/36(b) 144A	182,160
200,000	BX Trust, Series 2022-LBA6, Class A, 6.33% (1 mo. USD Term SOFR + 1.00%), due 01/15/39(b) 144A	199,091
200,000	BX Trust, Series 2022-VAMF, Class A, 6.18% (1 mo. USD Term SOFR + 0.85%), due 01/15/39(b) 144A	198,401
150,000	BX Trust, Series 2024-BIO, Class A, 6.97% (1 mo. USD Term SOFR + 1.64%), due 02/15/41(b) 144A	150,626
250,000	Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A4, 3.35%, due 02/10/49	239,104
142,544	Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A3, 3.44%, due 04/14/50	135,423
50,000	COMM Mortgage Trust, Series 2015-CR26, Class A4, 3.63%, due 10/10/48	48,444
See accompanying Notes to the Financial Statements.

Mercer Short Duration Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
182,851	Extended Stay America Trust, Series 2021-ESH, Class A, 6.52% (1 mo. USD Term SOFR + 1.19%), due 07/15/38(b) 144A	182,911
331,582	Federal National Mortgage Association REMICS, Series 2006-83, Class FG, 5.93% (SOFR 30-day average + 0.61%), due 09/25/36(b)	328,764
351,323	Government National Mortgage Association REMICS, Series 2016-H07, Class FK, 6.44% (1 mo. USD Term SOFR + 1.11%), due 03/20/66(b)	351,494
425,357	Government National Mortgage Association REMICS, Series 2016-H16, Class FE, 6.11% (1 yr. USD Term SOFR + 1.10%), due 06/20/66(b)	424,979
18,468	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.08%, due 02/15/47	18,420
112,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class A5, 3.67%, due 11/15/47	109,959
200,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class A4, 3.49%, due 01/15/48	196,361
250,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A4, 3.23%, due 10/15/48	243,476
196,594	Life Mortgage Trust, Series 2021-BMR, Class A, 6.14% (1 mo. USD Term SOFR + 0.81%), due 03/15/38(b) 144A	194,528
182,323	MHP Trust, Series 2022-MHIL, Class A, 6.14% (1 mo. USD Term SOFR + 0.81%), due 01/15/27(b) 144A	180,861
240,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A4, 3.25%, due 10/15/48	233,800
400,000	SMRT Commercial Mortgage Trust, Series 2022-MINI, Class A, 6.33% (1 mo. USD Term SOFR + 1.00%), due 01/15/39(b) 144A	397,816
140,000	THPT Mortgage Trust, Series 2023-THL, Class A, 6.99%, due 12/10/34(f) 144A	143,415
167,913	TTAN, Series 2021-MHC, Class A, 6.29% (1 mo. USD Term SOFR + 0.96%), due 03/15/38(b) 144A	167,754
227,483	UBS Commercial Mortgage Trust, Series 2017-C7, Class A3, 3.42%, due 12/15/50	214,636
245,000	WFRBS Commercial Mortgage Trust, Series 2014-C21, Class A5, 3.68%, due 08/15/47	242,832
250,000	WFRBS Commercial Mortgage Trust, Series 2014-C25, Class A5, 3.63%, due 11/15/47	246,060
		5,567,754
	Mortgage Backed Securities - U.S. Government Agency Obligations — 3.4%
412,261	Federal Home Loan Mortgage Corp., Pool # G18575, 3.00%, due 11/01/30	392,771
155,006	Federal Home Loan Mortgage Corp., Pool # G18622, 2.50%, due 12/01/31	144,723
135,934	Federal Home Loan Mortgage Corp., Pool # SB0935, 3.00%, due 07/01/33	128,492
492,241	Federal Home Loan Mortgage Corp., Pool # SB1024, 3.50%, due 02/01/34	473,233
437,199	Federal National Mortgage Association, Pool # BM3919, 3.00%, due 02/01/33	413,152
266,389	Federal National Mortgage Association, Pool # MA3097, 3.50%, due 08/01/27	260,262
215,433	Federal National Mortgage Association, Pool # MA4637, 3.00%, due 06/01/32	203,551
		2,016,184
	U.S. Government and Agency Obligations — 20.1%
755,000	U.S. Treasury Notes, 2.88%, due 04/30/25	738,307
800,000	U.S. Treasury Notes, 3.88%, due 11/30/27	787,203
700,000	U.S. Treasury Notes, 4.00%, due 01/15/27	691,715
450,000	U.S. Treasury Notes, 4.13%, due 07/31/28	447,267
980,000	U.S. Treasury Notes, 4.25%, due 12/31/25	972,038
3,710,000	U.S. Treasury Notes, 4.25%, due 03/15/27	3,693,189
66,900	U.S. Treasury Notes, 4.25%, due 02/28/29	66,999
1,000,000	U.S. Treasury Notes, 4.38%, due 11/30/28	1,005,449

See accompanying Notes to the Financial Statements.

Mercer Short Duration Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2024
Par Value(a)	Description	Value ($)
	U.S. Government and Agency Obligations — continued
991,000	U.S. Treasury Notes, 4.50%, due 03/31/26(g)	988,561
59,000	U.S. Treasury Notes, 4.63%, due 02/28/26	58,956
2,650,000	U.S. Treasury Notes, 4.63%, due 10/15/26	2,657,971
		12,107,655
	TOTAL DEBT OBLIGATIONS (COST $57,568,423)	57,799,591
	SHORT-TERM INVESTMENT — 0.2%
	Mutual Fund - Securities Lending Collateral — 0.2%
140,013	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(h)(i)	140,013
	TOTAL SHORT-TERM INVESTMENT (COST $140,013)	140,013
	TOTAL INVESTMENTS — 96.4% (Cost $57,708,436)	57,939,604
	Other Assets and Liabilities (net) — 3.6%	2,164,774
	NET ASSETS — 100.0%	$60,104,378

Notes to Schedule of Investments:
(a)	Unless otherwise indicated, all par values are denominated in United States dollars ($).
(b)	Variable or floating rate note. Rate shown is as of March 31, 2024.
(c)
This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(d)	Step coupon security that pays an initial coupon rate for the first period and then a lower/higher coupon rate for the following periods. The rate shown is the rate in effect at March 31, 2024.
(e)	All or a portion of this security is out on loan.
(f)
Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	When-issued security.
(h)	The rate disclosed is the 7-day net yield as of March 31, 2024.
(i)	Represents an investment of securities lending cash collateral.
144A
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The total market value of the securities at period end is $14,682,659 which represents 24.4% of net assets.

Futures Contracts
Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
30	U.S. Treasury Note 2-Year	Jun 2024	$6,134,531	$(2,005)
See accompanying Notes to the Financial Statements.

Mercer Short Duration Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024
Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
1	U.S. Ultra 10-Year	Jun 2024	$114,610	$418
				$(1,587)
Sales
19	U.S. Treasury Note 5-Year	Jun 2024	$2,033,297	$(5,709)

Currency Abbreviations
USD	—	U.S. Dollar

Abbreviations
CLO	—	Collateralized Loan Obligation
CMT	—	Constant Maturity Treasury Index
SOFR	—	Secured Overnight Financing Rate
TBD	—	To Be Determined

See accompanying Notes to the Financial Statements.

Mercer Short Duration Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2024

Asset Class Summary (Unaudited)	% of Net Assets
Corporate Debt	38.2
U.S. Government and Agency Obligations	20.1
Asset Backed Securities	19.9
Mortgage Backed Securities - Private Issuers	9.3
Bank Loans	5.3
Mortgage Backed Securities - U.S. Government Agency Obligations	3.4
Futures Contracts	0.0*
Short-Term Investment	0.2
Other Assets and Liabilities (net)	3.6
100.0%

*	Amount rounds to zero.
See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Assets and Liabilities
March 31, 2024

	Mercer US Small/Mid Cap Equity Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund	Mercer Non-US Core Equity Fund
Assets
Investments, at value(a)(b)	1,728,671,761	1,035,780,323	790,717,885	3,862,051,964
Foreign currency, at value(c)	—	14,460,585	2,934,842	9,670,534
Cash and cash equivalents	74,772,203	120,016,006	32,479,929	124,489,800
Receivable for investments sold	6,239,026	121,092,511	19,772,366	15,830,647
Receivable for Fund shares sold	222	4,600,429	48,266	850,435
Dividend and interest receivable	1,077,165	4,070,761	1,304,433	18,579,076
Cash collateral held at broker on open futures contracts	2,638,000	3,075,000	624,000	3,586,000
Receivable for variation margin on open futures contracts	146,844	378,186	—	—
Foreign tax reclaims receivable	—	41,077	1,193,315	9,609,429
Securities lending income receivable	5,209	11,802	4,803	249,302
Prepaid expenses	8,551	8,161	5,883	19,206
Receivable from affiliate for advisory fee waived	1,905,181	1,454,271	1,198,221	3,414,991
Total assets	1,815,464,162	1,304,989,112	850,283,943	4,048,351,384
Liabilities
Foreign currency overdraft, at value(c)	4,037	—	—	—
Payable for investments purchased	5,821,615	914,703	235,665	19,012,569
Obligation to return securities lending collateral	7,104,368	7,756,324	14,584,436	183,426,775
Payable for Fund shares repurchased	4,718,439	—	147,381	2,501,300
Payable for foreign capital gains tax	—	3,485,236	—	114,253
Payable to affiliates for:
Accrued advisory fees	3,578,885	2,683,595	1,776,198	6,393,504
Trustees fees	35,298	25,943	16,823	75,202
Administrative service fees - Class I	3,197*	428*	2,352*	70,456
Payable for variation margin on open futures contracts	—	—	6,706	247,441
Accrued expenses	293,827	527,631	262,376	696,560
Total liabilities	21,559,666	15,393,860	17,031,937	212,538,060
Net assets	$1,793,904,496	$1,289,595,252	$833,252,006	$3,835,813,324

See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Assets and Liabilities (Continued)
March 31, 2024

	Mercer US Small/Mid Cap Equity Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund	Mercer Non-US Core Equity Fund
Net assets consist of:
Paid-in capital	1,399,234,860	$1,637,308,752	$583,140,287	$3,256,470,878
Distributable earnings (Accumulated loss)	394,669,636	(347,713,500)	250,111,719	579,342,446
Net assets	$1,793,904,496	$1,289,595,252	$833,252,006	$3,835,813,324
Net assets attributable to:
Class Y-3	$1,781,436,172	$1,288,384,175	$826,477,931	$3,627,146,191
Class I	$12,468,324*	$1,211,077*	$6,774,075*	$208,667,133
Shares outstanding:
Class Y-3	149,733,808	171,721,504	57,563,984	324,879,854
Class I	1,048,816*	161,497*	472,646*	18,735,402
Net asset value per unit:
Class Y-3	$11.90	$7.50	$14.36	$11.16
Class I	$11.89*	$7.50*	$14.33*	$11.14
(a) Investments, at cost	$1,365,478,304	$1,085,472,192	$655,683,029	$3,307,967,389
(b) Securities loaned, at value	$37,697,831	$21,039,068	$18,516,264	$243,829,327
(c) Foreign currency, at cost	$(4,061)	$14,460,479	$2,943,506	$9,712,063

*	The Class commenced operations on June 27, 2023.
See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Assets and Liabilities (Continued)
March 31, 2024

	Mercer Core Fixed Income Fund	Mercer Opportunistic Fixed Income Fund	Mercer Short Duration Fixed Income Fund#
Assets
Investments, at value(a)(b)	1,862,998,473	1,681,862,049	57,939,604
Foreign currency, at value(c)	154,565	15,141,226	—
Cash and cash equivalents	22,117,536	28,176,151	1,593,716
Receivable for investments sold	3,837,276	76,043,534	3,310,514
Receivable for TBA sold	14,205,525	—	—
Receivable for Fund shares sold	2,931,957	1,138,103	149,307
Dividend and interest receivable	13,429,251	25,828,036	450,740
Cash collateral held at broker on open centrally cleared swap contracts	—	11,158,343	—
Cash collateral held at broker on open futures contracts	152,000	6,604,430	34,573
Cash collateral held at broker on open forward foreign currency contracts, open OTC options, and open OTC swaps contracts	—	2,078,491	—
Unrealized appreciation on open forward foreign currency contracts	134,438	4,735,768	—
Receivable for variation margin on open futures contracts	—	1,279,008	—
Receivable for expenses reimbursed	—	—	122,779
OTC — Swap contracts, at value (up-front net premiums paid of $—, $552,651 and $—, respectively)	—	689,394	—
Receivable for variation margin on open centrally cleared swap contracts	6,709	11,058	—
Foreign tax reclaims receivable	3,310	243,258	—
Receivable for swap contract premiums	—	10,047	—
Securities lending income receivable	9,637	43,838	507
Prepaid expenses	8,715	7,487	55,665
Receivable from affiliate for advisory fee waived	978,355	1,749,889	30,069
Unrealized gain on unfunded loan commitments	—	5,253	—
Total assets	1,920,967,747	1,856,805,363	63,687,474
Liabilities
Payable for investments purchased	15,970,608	21,391,219	2,340,299
Payable for TBA and/or when-issued securities purchased	24,918,969	4,772,875	989,281
Obligation to return securities lending collateral	17,039,610	38,046,847	140,013
Payable for Fund shares repurchased	69,846	1,673,726	—
Unrealized depreciation on open forward foreign currency contracts	42,089	4,265,162	—
OTC — Swap contracts, at value (up-front net premiums received of $—, $19,195 and $—, respectively)	—	350,286	—
Payable for variation margin on open centrally cleared swap	—	72,234	—
Cash collateral due to broker on open forward foreign currency contracts, open OTC options, and open OTC swaps contracts	—	1,148,416	—
Payable for foreign capital gains tax	—	158,108	—
Written options, at value(d)	—	3,878	—
TBA Sale Commitments, at value(e)	2,925,151	—	—
Payable to affiliates for:
Accrued advisory fees	1,368,072	3,216,576	47,478
Trustees fees	37,043	35,994	1,197
Administrative service fees - Class I	17,246	1,982*	—
Payable for variation margin on open futures contracts	120,911	—	—
Interest payable on TBA securities	2,569	—	—

See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Assets and Liabilities (Continued)
March 31, 2024

	Mercer Core Fixed Income Fund	Mercer Opportunistic Fixed Income Fund	Mercer Short Duration Fixed Income Fund#
Accrued expenses	331,698	461,953	64,828
Total liabilities	62,843,812	75,599,256	3,583,096
Net assets	$1,858,123,935	$1,781,206,107	$60,104,378

See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Assets and Liabilities (Continued)
March 31, 2024

	Mercer Core Fixed Income Fund	Mercer Opportunistic Fixed Income Fund	Mercer Short Duration Fixed Income Fund#
Net assets consist of:
Paid-in capital	$2,073,793,239	$1,909,319,979	$59,725,218
Distributable earnings (Accumulated loss)	(215,669,304)	(128,113,872)	379,160
Net assets	$1,858,123,935	$1,781,206,107	$60,104,378
Net assets attributable to:
Class Y-3	$1,807,859,634	$1,776,017,743	$60,104,378
Class I	$50,264,301	$5,188,364*	$—
Shares outstanding:
Class Y-3	202,683,602	210,600,949	5,984,748
Class I	5,637,258	615,945*	—
Net asset value per unit:
Class Y-3	$8.92	$8.43	$10.04
Class I	$8.92	$8.42*	$—
(a) Investments, at cost	$1,953,872,783	$1,694,032,294	$57,708,436
(b) Securities loaned, at value	$38,221,778	$44,599,072	$136,771
(c) Foreign currency, at cost	$155,726	$15,343,192	$—
(d) Premiums on written options	$—	$30,451	$—
(e) Proceeds for TBA Sale Commitments	$2,947,266	$—	$—

#	The Fund commenced operations on December 1, 2023.
*	The Class commenced operations on June 27, 2023.

See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Operations
Year Ended March 31, 2024

	Mercer US Small/Mid Cap Equity Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund	Mercer Non-US Core Equity Fund
Investment Income:
Dividends	$19,587,052	$43,450,682	$19,725,031	$129,743,139
Interest	2,509,344	2,738,648	1,094,184	6,194,886
Withholding taxes	(12,204)	(5,205,073)	(949,225)	(13,278,724)
Securities lending income	61,239	278,181	49,168	810,114
Other income	92,534	—	—	1,974
Total investment income	22,237,965	41,262,438	19,919,158	123,471,389
Expenses:
Advisory fees	14,003,538	11,521,319	7,772,832	25,195,608
Custodian and fund accounting fees	331,713	776,565	268,152	888,536
Audit and tax fees	52,360	73,645	57,213	48,661
Transfer agent fees	40,465	51,938	46,667	60,151
Legal fees	235,404	202,234	145,923	471,647
Trustees fees	140,301	131,127	91,699	319,698
Registration fees	34,787	41,646	29,384	55,058
Administration service fees:
Class I	7,551*	1,049*	5,796*	249,390
Shareholder service fees:
Class I	5,034*	699*	3,864*	166,260
Miscellaneous	121,868	119,424	91,656	301,251
Total expenses	14,973,021	12,919,646	8,513,186	27,756,260
Advisory fee waiver	(7,467,264)	(5,854,997)	(5,113,736)	(13,521,701)
Net expenses	7,505,757	7,064,649	3,399,450	14,234,559
Net investment income	14,732,208	34,197,789	16,519,708	109,236,830
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	76,699,688	(77,635,048)	99,958,557	46,783,314
Closed futures contracts	10,367,766	5,263,249	4,824,171	17,970,002
Foreign currency related transactions	(94)	(1,956,023)	(92,112)	(2,567,775)
Net realized gain (loss)	87,067,360	(74,327,822)	104,690,616	62,185,541
Change in net unrealized appreciation (depreciation) on:
Investments	225,764,049	64,479,067	48,535,629	448,405,253
Open futures contracts	(127,352)	(1,462,028)	(829,136)	(4,453,156)
Foreign currency related transactions	14	(2,943,733)	(27,950)	46,791
Change in net unrealized appreciation (depreciation)	225,636,711	60,073,306	47,678,543	443,998,888
Net realized and unrealized gain (loss)	312,704,071	(14,254,516)	152,369,159	506,184,429
Net increase in net assets resulting from operations	$327,436,279	$19,943,273	$168,888,867	$615,421,259

*	The Class commenced operations on June 27, 2023.
See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Operations (Continued)
Year Ended March 31, 2024

	Mercer Core Fixed Income Fund	Mercer Opportunistic Fixed Income Fund	Mercer Short Duration Fixed Income Fund#
Investment Income:
Dividends	$—	$768,269	$—
Interest	70,634,533	110,249,127	1,136,781
Withholding taxes	(230)	(369,945)	(149)
Securities lending income	157,326	363,668	989
Other income	7,903	770	—
Total investment income	70,799,532	111,011,889	1,137,621
Expenses:
Advisory fees	5,279,382	11,382,894	66,724
Initial offering fee	—	—	19,238
Custodian and fund accounting fees	378,159	639,176	15,947
Audit and tax fees	82,912	91,592	45,620
Transfer agent fees	54,459	47,829	8,476
Legal fees	228,620	195,100	10,569
Trustees fees	147,712	130,959	2,624
Registration fees	31,614	49,390	50,703
Administration service fees:
Class I	73,567	5,967*	—
Shareholder service fees:
Class I	49,045	3,978*	—
Tax expense	—	355	—
Miscellaneous	98,712	85,396	21,448
Total expenses	6,424,182	12,632,636	241,349
Advisory fee waiver	(3,792,681)	(6,244,178)	(41,948)
Expense reimbursement	—	—	(154,918)
Net expenses	2,631,501	6,388,458	44,483
Net investment income	68,168,031	104,623,431	1,093,138
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(51,925,010)	(24,858,330)	258,984
Purchased option contracts	(425)	(2,450,786)	—
Swap contracts	(52,824)	237,622	—
Closed futures contracts	1,329,393	(15,905,762)	(36,631)
Written option contracts	—	609,094	—
Forward foreign currency contracts	65,864	(6,348,729)	—
Foreign currency related transactions	1,268	648,004	—
Net realized gain (loss)	(50,581,734)	(48,068,887)	222,353
Change in net unrealized appreciation (depreciation) on:
Investments	27,724,308	54,502,936	231,168
Purchased option contracts	—	174,173	—
Unfunded loan commitments	—	8,212	—
TBA sale commitments	38,776	—	—
Swap contracts	(339,241)	(490,670)	—
Open futures contracts	446,784	(4,481,622)	(7,296)
Written option contracts	—	(108,280)	—
Forward foreign currency contracts	313,366	1,317,827	—

See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Operations (Continued)
Year Ended March 31, 2024

	Mercer Core Fixed Income Fund	Mercer Opportunistic Fixed Income Fund	Mercer Short Duration Fixed Income Fund#
Foreign currency related transactions	(14,140)	(377,524)	—
Change in net unrealized appreciation (depreciation)	28,169,853	50,545,052	223,872
Net realized and unrealized gain (loss)	(22,411,881)	2,476,165	446,225
Net increase in net assets resulting from operations	$45,756,150	$107,099,596	$1,539,363

#	The Fund commenced operations on December 1, 2023.
*	The Class commenced operations on June 27, 2023.
See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Changes in Net Assets

	Mercer US Small/Mid Cap Equity Fund		Mercer Emerging Markets Equity Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (decrease) in Net Assets:
Operations:
Net investment income	$14,732,208	$17,301,286	$34,197,789	$44,895,803
Net realized gain (loss)	87,067,360	27,304,736	(74,327,822)	(174,765,659)
Change in net unrealized appreciation (depreciation)	225,636,711	(159,382,832)	60,073,306	(37,502,514)
Net increase (decrease) in net assets resulting from operations	327,436,279	(114,776,810)	19,943,273	(167,372,370)
Distributions to shareholders (See Note 2):
Class Y-3	(59,320,377)	(122,025,720)	(34,591,171)	(36,473,175)
Class I	(263,781)*	—	(24,210)*	—
Total distributions	(59,584,158)	(122,025,720)	(34,615,381)	(36,473,175)
Net share transactions (See Note 7):
Class Y-3	(144,189,994)	121,333,893	(278,697,417)	149,003,245
Class I	11,411,696*	—	1,212,826*	—
Increase (decrease) in net assets resulting from net shares transactions	(132,778,298)	121,333,893	(277,484,591)	149,003,245
Net increase (decrease) in net assets	135,073,823	(115,468,637)	(292,156,699)	(54,842,300)
Net assets:
Beginning of year	1,658,830,673	1,774,299,310	1,581,751,951	1,636,594,251
End of year	$1,793,904,496	$1,658,830,673	$1,289,595,252	$1,581,751,951

*	The Class commenced operations on June 27, 2023.

See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Changes in Net Assets (Continued)

	Mercer Global Low Volatility Equity Fund		Mercer Non-US Core Equity Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (decrease) in Net Assets:
Operations:
Net investment income	$16,519,708	$19,162,636	$109,236,830	$118,542,940
Net realized gain (loss)	104,690,616	9,039,428	62,185,541	(84,774,587)
Change in net unrealized appreciation (depreciation)	47,678,543	(106,626,047)	443,998,888	(126,895,114)
Net increase (decrease) in net assets resulting from operations	168,888,867	(78,423,983)	615,421,259	(93,126,761)
Distributions to shareholders (See Note 2):
Class Y-3	(32,779,576)	(78,536,821)	(120,220,349)	(98,022,880)
Class I	(192,069)*	—	(6,002,327)	(3,469,767)
Total distributions	(32,971,645)	(78,536,821)	(126,222,676)	(101,492,647)
Net share transactions (See Note 7):
Class Y-3	(446,060,347)	(104,197,421)	(388,611,554)	65,130,852
Class I	6,210,078*	—	43,195,082	128,699,318
Increase (decrease) in net assets resulting from net shares transactions	(439,850,269)	(104,197,421)	(345,416,472)	193,830,170
Net increase (decrease) in net assets	(303,933,047)	(261,158,225)	143,782,111	(789,238)
Net assets:
Beginning of year	1,137,185,053	1,398,343,278	3,692,031,213	3,692,820,451
End of year	$833,252,006	$1,137,185,053	$3,835,813,324	$3,692,031,213

*	The Class commenced operations on June 27, 2023.
See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Changes in Net Assets (Continued)

	Mercer Core Fixed Income Fund		Mercer Opportunistic Fixed Income Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (decrease) in Net Assets:
Operations:
Net investment income	$68,168,031	$43,453,844	$104,623,431	$67,962,438
Net realized loss	(50,581,734)	(75,553,762)	(48,068,887)	(97,120,601)
Change in net unrealized appreciation (depreciation)	28,169,853	(44,480,814)	50,545,052	3,468,297
Net increase (decrease) in net assets resulting from operations	45,756,150	(76,580,732)	107,099,596	(25,689,866)
Distributions to shareholders (See Note 2):
Class Y-3	(59,141,553)	(39,902,531)	(90,725,929)	(42,956,028)
Class I	(1,572,859)	(1,570,728)	(342,477)*	—
Total distributions	(60,714,412)	(41,473,259)	(91,068,406)	(42,956,028)
Net share transactions (See Note 7):
Class Y-3	579,337,031	(17,821,193)	427,147,036	295,089,569
Class I	1,353,280	(38,390,375)	5,248,961*	—
Increase (decrease) in net assets resulting from net shares transactions	580,690,311	(56,211,568)	432,395,997	295,089,569
Net increase (decrease) in net assets	565,732,049	(174,265,559)	448,427,187	226,443,675
Net assets:
Beginning of year	1,292,391,886	1,466,657,445	1,332,778,920	1,106,335,245
End of year	$1,858,123,935	$1,292,391,886	$1,781,206,107	$1,332,778,920

*	The Class commenced operations on June 27, 2023.

See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Changes in Net Assets (Continued)

Mercer Short Duration Fixed Income Fund
Period Ended March 31, 2024#
Increase (decrease) in Net Assets:
Operations:
Net investment income	$1,093,138
Net realized gain	222,353
Change in net unrealized appreciation	223,872
Net increase in net assets resulting from operations	1,539,363
Distributions to shareholders (See Note 2):
Class Y-3	(1,160,203)
Total distributions	(1,160,203)
Net share transactions (See Note 7):
Class Y-3	59,725,218
Increase in net assets resulting from net shares transactions	59,725,218
Net increase in net assets	60,104,378
Net assets:
Beginning of period	—
End of period	$60,104,378

#	The Fund commenced operations on December 1, 2023.
See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Financial Highlights

	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
For a Class Y-3 Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$10.16	$11.80	$13.83	$7.71	$10.13
Net investment income†	0.10	0.11	0.09	0.07	0.10
Net realized and unrealized gain (loss) on investments	2.05	(0.93)	0.49	6.38	(2.20)
Total from investment operations	2.15	(0.82)	0.58	6.45	(2.10)
Less dividends and distributions:
From net investment income	(0.11)	(0.10)	(0.09)	(0.07)	(0.06)
From net realized capital gains on investments	(0.30)	(0.72)	(2.52)	(0.26)	(0.26)
Total dividends and distributions	(0.41)	(0.82)	(2.61)	(0.33)	(0.32)
Net asset value, end of year	$11.90	$10.16	$11.80	$13.83	$7.71
Total investment return(a)	21.61%	(6.69)%	3.45%	84.20%	(21.65)%
Ratios/Supplemental Data:
Net investment income to average net assets	0.92%	1.05%	0.66%	0.68%	0.95%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.93%	0.92%	0.92%	0.93%	0.97%
Net expenses to average daily net assets(b)	0.47%	0.45%	0.46%	0.46%	0.49%
Portfolio turnover rate	44%	42%	36%	59%	73%(c)
Net assets at end of year (in 000’s)	$1,781,436	$1,658,831	$1,774,299	$1,867,168	$1,048,545

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(c)	Portfolio turnover calculation does not include $550,516,305 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Financial Highlights (Continued)

Period Ended March 31, 2024
For a Class I Share Outstanding Throughout The Period:
Net asset value, beginning of period	$10.32 (a)
Net investment income†	0.05
Net realized and unrealized gain (loss) on investments	1.92
Total from investment operations	1.97
Less dividends and distributions:
From net investment income	(0.10)
From net realized capital gains on investments	(0.30)
Total dividends and distributions	(0.40)
Net asset value, end of period	$11.89
Total investment return(b)	19.50%*
Ratios/Supplemental Data:
Net investment income to average net assets	0.63%**
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	1.19%**
Net expenses to average daily net assets(c)	0.72%**
Portfolio turnover rate	44%
Net assets at end of period (in 000’s)	$12,468

(a)	The Class commenced operations on June 27, 2023.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the period shown.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
†	Computed using average shares outstanding throughout the period.
*	Not annualized.
**	Annualized.
See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Financial Highlights (Continued)

	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
For a Class Y-3 Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$7.56	$8.57	$11.47	$7.19	$9.05
Net investment income†	0.17	0.23	0.19	0.14	0.19
Net realized and unrealized gain (loss) on investments	(0.05)	(1.06)	(1.82)	4.29	(1.93)
Total from investment operations	0.12	(0.83)	(1.63)	4.43	(1.74)
Less dividends and distributions:
From net investment income	(0.18)	(0.18)	(0.32)	(0.15)	(0.12)
From net realized capital gains on investments	—	—	(0.95)	—	—
Total dividends and distributions	(0.18)	(0.18)	(1.27)	(0.15)	(0.12)
Net asset value, end of year	$7.50	$7.56	$8.57	$11.47	$7.19
Total investment return(a)	1.60%	(9.51)%	(15.35)%	61.78%	(19.55)%
Ratios/Supplemental Data:
Net investment income to average net assets	2.30%	3.04%	1.75%	1.47%	2.05%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.87%	0.87%	0.87%	0.87%	0.91%
Net expenses to average daily net assets(b)	0.47%	0.49%	0.47%	0.48%	0.53%
Portfolio turnover rate	57%	95%	51%	106%	81%(c)
Net assets at end of year (in 000’s)	$1,288,384	$1,581,752	$1,636,594	$1,518,654	$943,024

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(c)	Portfolio turnover calculation does not include $10,686,440 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Financial Highlights (Continued)

Period Ended March 31, 2024
For a Class I Share Outstanding Throughout The Period:
Net asset value, beginning of period	$7.59 (a)
Net investment income†	0.08
Net realized and unrealized gain (loss) on investments	— (b)
Total from investment operations	0.08
Less dividends and distributions:
From net investment income	(0.17)
Total dividends and distributions	(0.17)
Net asset value, end of period	$7.50
Total investment return(c)	1.10%*
Ratios/Supplemental Data:
Net investment income to average net assets	1.38%**
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	1.13%**
Net expenses to average daily net assets(d)	0.73%**
Portfolio turnover rate	57%
Net assets at end of period (in 000’s)	$1,211

(a)	The Class commenced operations on June 27, 2023.
(b)	Amount rounds to less than ($0.01) per share.
(c)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the period shown.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
†	Computed using average shares outstanding throughout the period.
*	Not annualized.
**	Annualized.
See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Financial Highlights (Continued)

	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
For a Class Y-3 Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$12.56	$14.18	$14.55	$11.23	$13.13
Net investment income†	0.21	0.21	0.18	0.19	0.24
Net realized and unrealized gain (loss) on investments	2.03	(0.90)	1.32	3.75	(1.14)
Total from investment operations	2.24	(0.69)	1.50	3.94	(0.90)
Less dividends and distributions:
From net investment income	(0.26)	(0.18)	(0.21)	(0.21)	(0.17)
From net realized capital gains on investments	(0.18)	(0.75)	(1.66)	(0.41)	(0.83)
Total dividends and distributions	(0.44)	(0.93)	(1.87)	(0.62)	(1.00)
Net asset value, end of year	$14.36	$12.56	$14.18	$14.55	$11.23
Total investment return(a)	18.14%	(4.53)%	9.95%	35.29%	(8.16)%
Ratios/Supplemental Data:
Net investment income to average net assets	1.58%	1.62%	1.18%	1.42%	1.75%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.81%	0.80%	0.80%	0.80%	0.82%
Net expenses to average daily net assets(b)	0.32%	0.31%	0.31%	0.30%	0.31%
Portfolio turnover rate	27%	29%	59%	54%	38%
Net assets at end of year (in 000’s)	$826,478	$1,137,185	$1,398,343	$1,199,457	$1,038,720

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Financial Highlights (Continued)

Period Ended March 31, 2024
For a Class I Share Outstanding Throughout The Period:
Net asset value, beginning of period	$12.87 (a)
Net investment income†	0.12
Net realized and unrealized gain (loss) on investments	1.78
Total from investment operations	1.90
Less dividends and distributions:
From net investment income	(0.26)
From net realized capital gains on investments	(0.18)
Total dividends and distributions	(0.44)
Net asset value, end of period	$14.33
Total investment return(b)	15.06%*
Ratios/Supplemental Data:
Net investment income to average net assets	1.20%**
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	1.07%**
Net expenses to average daily net assets(c)	0.58%**
Portfolio turnover rate	27%
Net assets at end of period (in 000’s)	$6,774

(a)	The Class commenced operations on June 27, 2023.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the period shown.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
†	Computed using average shares outstanding throughout the period.
*	Not annualized.
**	Annualized.
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Financial Highlights (Continued)

	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
For a Class Y-3 Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$9.78	$10.31	$12.36	$8.46	$9.87
Net investment income†	0.31	0.32	0.30	0.19	0.25
Net realized and unrealized gain (loss) on investments	1.44	(0.57)	(0.30)	4.14	(1.44)
Total from investment operations	1.75	(0.25)	—	4.33	(1.19)
Less dividends and distributions:
From net investment income	(0.37)	(0.05)	(0.35)	(0.18)	(0.22)
From net realized capital gains on investments	—	(0.23)	(1.70)	(0.25)	—
Total dividends and distributions	(0.37)	(0.28)	(2.05)	(0.43)	(0.22)
Net asset value, end of year	$11.16	$9.78	$10.31	$12.36	$8.46
Total investment return(a)	18.29%	(2.17)%	(1.07)%	51.42%	(12.55)%
Ratios/Supplemental Data:
Net investment income to average net assets	3.04%	3.51%	2.42%	1.78%	2.45%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.76%	0.76%	0.76%	0.76%	0.79%
Net expenses to average daily net assets(b)	0.38%	0.38%	0.39%	0.39%	0.42%
Portfolio turnover rate	43%	48%	57%	81%	74%(c)
Net assets at end of year (in 000’s)	$3,627,146	$3,550,299	$3,689,849	$3,828,810	$2,673,838

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(c)	Portfolio turnover calculation does not include $395,102,338 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Financial Highlights (Continued)

	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022
For a Class I Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$9.76	$10.31	$12.99 (a)
Net investment income†	0.28	0.23	0.17
Net realized and unrealized gain (loss) on investments	1.45	(0.51)	(0.82)
Total from investment operations	1.73	(0.28)	(0.65)
Less dividends and distributions:
From net investment income	(0.35)	(0.04)	(0.33)
From net realized capital gains on investments	—	(0.23)	(1.70)
Total dividends and distributions	(0.35)	(0.27)	(2.03)
Net asset value, end of year	$11.14	$9.76	$10.31
Total investment return(b)	18.08%	(2.47)%	(5.97)%*
Ratios/Supplemental Data:
Net investment income to average net assets	2.73%	2.54%	2.00%**
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	1.01%	1.02%	1.01%**
Net expenses to average daily net assets(c)	0.63%	0.63%	0.63%**
Portfolio turnover rate	43%	48%	57%
Net assets at end of year (in 000’s)	$208,667	$141,733	$2,971

(a)	The Class commenced operations on July 22, 2021.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
†	Computed using average shares outstanding throughout the year.
*	Not annualized.
**	Annualized.
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Financial Highlights (Continued)

	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
For a Class Y-3 Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$9.00	$9.80	$10.46	$10.48	$10.00
Net investment income†	0.37	0.28	0.22	0.25	0.27
Net realized and unrealized gain (loss) on investments	(0.12)	(0.79)	(0.62)	0.20	0.51
Total from investment operations	0.25	(0.51)	(0.40)	0.45	0.78
Less dividends and distributions:
From net investment income	(0.33)	(0.29)	(0.22)	(0.25)	(0.30)
From net realized capital gains on investments	—	—	(0.04)	(0.22)	—
Total dividends and distributions	(0.33)	(0.29)	(0.26)	(0.47)	(0.30)
Net asset value, end of year	$8.92	$9.00	$9.80	$10.46	$10.48
Total investment return(a)	2.77%	(5.20)%	(4.01)%	4.23%	7.81%
Ratios/Supplemental Data:
Net investment income to average net assets	4.13%	3.08%	2.09%	2.33%	2.64%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.38%	0.39%	0.39%	0.40%	0.45%
Net expenses to average daily net assets(b)	0.15%	0.15%	0.16%	0.15%	0.19%
Portfolio turnover rate(c)	128%(d)	203%	131%	127%	158%
Net assets at end of year (in 000’s)	$1,807,860	$1,242,702	$1,371,901	$1,255,952	$950,017

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(c)
Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 95%, 125%, 96%, 100% and 139%
for the years ended March 31, 2024, March 31, 2023, March 31, 2022, March 31, 2021 and March 31, 2020, respectively.

(d)	Portfolio turnover calculation does not include $192,237,977 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Financial Highlights (Continued)

	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022
For a Class I Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$9.00	$9.79	$10.43 (a)
Net investment income†	0.34	0.25	0.03
Net realized and unrealized gain (loss) on investments	(0.12)	(0.78)	(0.67)
Total from investment operations	0.22	(0.53)	(0.64)
Less dividends and distributions:
From net investment income	(0.30)	(0.26)	—
Total dividends and distributions	(0.30)	(0.26)	—
Net asset value, end of year	$8.92	$9.00	$9.79
Total investment return(b)	2.50%	(5.42)%	(6.14)%*
Ratios/Supplemental Data:
Net investment income to average net assets	3.86%	2.77%	0.98%**
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.63%	0.64%	0.66%**
Net expenses to average daily net assets(c)	0.40%	0.40%	0.42%**
Portfolio turnover rate(d)	128%(e)	203%	131%
Net assets at end of year (in 000’s)	$50,264	$49,690	$94,756

(a)	The Class commenced operations on December 27, 2021.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(d)
Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 95%, 125% and 96% for the years ended March 31, 2024, March 31, 2023 and period ended March 31, 2022, respectively.

(e)	Portfolio turnover calculation does not include $192,237,977 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.
*	Not annualized.
**	Annualized.
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Financial Highlights (Continued)

	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
For a Class Y-3 Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$8.35	$8.93	$9.58	$8.45	$9.08
Net investment income†	0.60	0.50	0.42	0.46	0.44
Net realized and unrealized gain (loss) on investments	0.02	(0.78)	(0.74)	1.00	(0.85)
Total from investment operations	0.62	(0.28)	(0.32)	1.46	(0.41)
Less dividends and distributions:
From net investment income	(0.54)	(0.30)	(0.30)	(0.33)	(0.22)
From net realized capital gains on investments	—	—	(0.03)	—	—
Total dividends and distributions	(0.54)	(0.30)	(0.33)	(0.33)	(0.22)
Net asset value, end of year	$8.43	$8.35	$8.93	$9.58	$8.45
Total investment return(a)	7.54%	(2.96)%	(3.44)%	17.12%	(4.72)%
Ratios/Supplemental Data:
Net investment income to average net assets	7.12%	6.05%	4.35%	4.83%	4.74%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.86%	0.88%	0.90%	0.87%	0.92%
Net expenses to average daily net assets(b)	0.43%	0.44%	0.45%	0.45%	0.43%
Portfolio turnover rate	63%	66%	77%	117%(c)	148%(d)
Net assets at end of year (in 000’s)	$1,776,018	$1,332,779	$1,106,335	$854,159	$966,298

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(c)	Portfolio turnover calculation does not include $400,305,493 of securities transferred out of the Fund as part of in-kind redemptions.
(d)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have remained the same for the year ended March 31, 2020.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Financial Highlights (Continued)

Period Ended March 31, 2024
For a Class I Share Outstanding Throughout The Period:
Net asset value, beginning of period	$8.49 (a)
Net investment income†	0.44
Net realized and unrealized gain (loss) on investments	0.02
Total from investment operations	0.46
Less dividends and distributions:
From net investment income	(0.53)
Total dividends and distributions	(0.53)
Net asset value, end of period	$8.42
Total investment return(b)	5.53%*
Ratios/Supplemental Data:
Net investment income to average net assets	6.97%**
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	1.11%**
Net expenses to average daily net assets(c)	0.69%**
Portfolio turnover rate	63%
Net assets at end of period (in 000’s)	$5,188

(a)	The Class commenced operations on June 27, 2023.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the period shown.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
†	Computed using average shares outstanding throughout the period.
*	Not annualized.
**	Annualized.
See accompanying Notes to the Financial Statements.

Mercer Short Duration Fixed Income Fund
Financial Highlights (Continued)

Period Ended March 31, 2024
For a Class Y-3 Share Outstanding Throughout the Period:
Net asset value, beginning of period	$10.00 (a)
Net investment income†	0.17
Net realized and unrealized gain (loss) on investments	0.04
Total from investment operations	0.21
Less dividends and distributions:
From net investment income	(0.17)
Total dividends and distributions	(0.17)
Net asset value, end of period	$10.04
Total investment return(b)	2.15%*
Ratios/Supplemental Data:
Net investment income to average net assets	4.91%**
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	1.09%**
Net expenses to average daily net assets(c)	0.20%**
Portfolio turnover rate	118%*
Net assets at end of period (in 000’s)	$60,104

(a)	The Fund commenced operations on December 1, 2023.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the period shown.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
†	Computed using average shares outstanding throughout the period.
*	Not annualized.
**	Annualized.

See accompanying Notes to the Financial Statements.

Mercer Funds
Notes to Financial Statements
March 31, 2024

1.
Organization
Mercer Funds (the “Trust”) consists of the following seven series: Mercer US Small/Mid Cap Equity Fund (“Small/Mid Cap”), Mercer Emerging Markets Equity Fund (“Emerging Markets”), Mercer Global Low Volatility Equity Fund (“Global Low Volatility”), Mercer Non-US Core Equity Fund (“Non-US Core Equity”), Mercer Core Fixed Income Fund (“Core Fixed”), Mercer Opportunistic Fixed Income Fund (“Opportunistic Fixed”) and Mercer Short Duration Fixed Income Fund (“Short Duration Fixed”) (each a “Fund,” and collectively referred to as the “Funds”). The Trust is a Delaware statutory trust established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Mercer Investments LLC (the “Adviser”), a Delaware limited liability company, serves as the investment adviser to the Funds. The Adviser manages each Fund using a “manager of managers” approach by selecting one or more sub-advisers (each a “Sub-adviser,” and collectively referred to as the “Sub-advisers”) to manage each Fund's assets. The Funds are open-end investment companies and accordingly follow the open-end investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946: Financial Services — Investment Companies.
Under the 1940 Act, each Fund is classified as diversified.
Investment Objectives:
The investment objective for Small/Mid Cap is to provide long-term total return, comprised primarily of capital appreciation. The investment objective for Core Fixed Fund and Short Duration Fixed is to provide total return, consisting of both current income and capital appreciation. The investment objective for the remaining Funds, Non-US Core Equity, Opportunistic Fixed, Emerging Markets and Global Low Volatility is to provide long-term total return, which includes capital appreciation and income.
Each Fund has registered and is authorized to offer interests in four classes of shares: Adviser Class, Class I, Class Y-2 and Class Y-3. The principal difference among the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2024, Class Y-3 shares were outstanding in each of the Funds and Class I shares were outstanding in each of the Funds except Short Duration Fixed.
2.
Significant accounting policies
The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
(a) Security Valuation
Each Fund’s investments are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open. Portfolio securities and exchange-traded funds listed on an exchange normally are valued at the last sale or official closing price on the day on which the securities are valued. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Adviser or the applicable Sub-adviser as the primary market for such securities.
The Funds may invest in securities that are traded in foreign markets. Foreign securities will be converted into U.S. dollar equivalents based on the exchange rate in effect at a uniform time on each business day. Events occurring after the close of trading on foreign exchanges may result in

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the NYSE. When valuing foreign equity securities that meet certain criteria that the Adviser, which has been designated as the Funds' Valuation Designee under Rule 2a-5 of the 1940 Act by the Board of Trustees of the Trust (the “Board”), has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments in open-end investment companies are valued at their net asset value (“NAV”) per share.
Fixed income securities are valued using at a mean price upon market close by an independent pricing service. The Fund may value short-term investments that will mature within sixty (60) days or less by using pricing service quotations or at amortized cost, provided that such amortized cost approximates market value.
It should be recognized that judgment often plays a greater role in valuing thinly traded securities, as well as bonds and other securities with few dealer quotations, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Each such determination is based on consideration of relevant factors, and judgment is made by or at the direction of the Valuation Designee.
Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. Over-the-counter (“OTC”) derivative financial instruments, such as foreign currency contracts, options contracts, synthetic futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker/dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.
Bank loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, yield curves, prepayment speeds, tranche type, industry, company performance, spread, individual trading characteristics, institutional size trading in similar groups of securities and other market data.
The Board has designated the Adviser as the Valuation Designee responsible for valuing portfolio securities, subject to continuing Board oversight. The Adviser has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Adviser or the applicable Sub-adviser) do not otherwise accurately reflect the fair values of the securities, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board. Depending on market movements throughout the year ended March 31, 2024, substantially all foreign equity securities held by Non-US Core Equity, Emerging Markets and Global Low Volatility may be fair valued using valuations provided by an independent valuation service consistent with the valuation procedures approved by the Board.
The application of fair value pricing represents a good faith determination based on specific procedures performed under the supervision of the Board. Due to the subjective nature of fair value pricing, there can be no assurance that the Fund could realize the fair value assigned to the security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV per share. The Fund’s value for a particular security may be different from the last quoted market price.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

The Funds follow a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 — quoted prices unadjusted in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” or “TBA” commitments or when-issued securities approximate fair value and are determined using Level 2 inputs as of March 31, 2024. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts and swap contracts are determined using Level 1 inputs as of March 31, 2024.
The following is a summary of the portfolio securities by level based on inputs used as of March 31, 2024 in valuing the assets and liabilities of the Funds for which fair valuation was used:
Small/Mid Cap
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Basic Materials	$36,058,803	$—	$—	$36,058,803
Communications	46,552,736	—	—	46,552,736
Consumer, Cyclical	277,519,319	—	0*	277,519,319
Consumer, Non-cyclical	388,876,671	—	—	388,876,671
Energy	97,711,561	—	—	97,711,561
Financial	273,030,682	—	—	273,030,682
Government	1,742,130	—	—	1,742,130
Industrial	381,078,434	—	—	381,078,434
Technology	174,753,235	—	—	174,753,235
Utilities	44,243,822	—	—	44,243,822
Total Common Stocks	1,721,567,393	—	—	1,721,567,393
Short-Term Investment
Mutual Fund - Securities Lending Collateral	7,104,368	—	—	7,104,368

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$963,285	$—	$—	$963,285
Total	$1,729,635,046	$—	$—	$1,729,635,046

*	Represents one or more Level 3 securities at $0 value as of March 31, 2024.
†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.
Emerging Markets
ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Brazil	$72,059,376	$—	$—	$72,059,376
Canada	7,540,445	—	—	7,540,445
Chile	2,408,779	—	—	2,408,779
China	240,309,654	—	—	240,309,654
Colombia	2,752,691	—	—	2,752,691
Greece	7,388,688	—	—	7,388,688
Hong Kong	15,906,273	—	—	15,906,273
Hungary	3,397,787	—	—	3,397,787
India	155,995,016	—	—	155,995,016
Indonesia	24,616,343	—	—	24,616,343
Italy	10,283,531	—	—	10,283,531
Japan	6,056,705	—	—	6,056,705
Kazakhstan	—	0*	—	—
Malaysia	5,178,139	—	—	5,178,139
Mexico	50,057,313	—	18,282	50,075,595
Mongolia	4,265,612	—	—	4,265,612
Netherlands	7,032,650	—	—	7,032,650
Peru	1,451,507	—	—	1,451,507
Philippines	9,671,971	—	—	9,671,971
Poland	5,623,117	—	—	5,623,117
Portugal	4,963,989	—	—	4,963,989
Russia	—	—	446,123	446,123
Saudi Arabia	5,610,697	—	—	5,610,697
South Africa	20,071,218	—	—	20,071,218

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
South Korea	$80,101,260	$—	$—	$80,101,260
Taiwan	143,580,847	—	—	143,580,847
Thailand	15,182,578	5,970,759	—	21,153,337
Turkey	6,082,532	—	—	6,082,532
United Arab Emirates	4,055,238	—	—	4,055,238
United Kingdom	5,382,282	—	—	5,382,282
United States	2,662,051	—	—	2,662,051
Vietnam	1,764,650	—	—	1,764,650
Total Common Stocks	921,452,939	5,970,759	464,405	927,888,103
Investment Companies	92,968,990	—	—	92,968,990
Preferred Stocks	7,166,906	—	—	7,166,906
Short-Term Investment
Mutual Fund - Securities Lending Collateral	7,756,324	—	—	7,756,324
Futures Contracts†
Buys	946	—	—	946
Total	$1,029,346,105	$5,970,759	$464,405	$1,035,781,269

*	Represents one or more Level 2 securities at $0 value as of March 31, 2024
†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.
Global Low Volatility
ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$773,923,273	$—	$—	$773,923,273
Preferred Stocks	2,210,176	—	—	2,210,176
Warrant	—	—	0*	—
Short-Term Investment
Mutual Fund - Securities Lending Collateral	14,584,436	—	—	14,584,436

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$130,081	$—	$—	$130,081
Total	$790,847,966	$—	$—	$790,847,966
LIABILITIES VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(808)	$—	$—	$(808)
Total	$(808)	$—	$—	$(808)

*	Represents one or more Level 3 securities at $0 value as of March 31, 2024.
†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.
Non-US Core Equity
ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$124,850,888	$—	$—	$124,850,888
Austria	19,964,168	—	—	19,964,168
Belgium	7,552,728	—	—	7,552,728
Brazil	46,103,232	—	—	46,103,232
Canada	49,216,460	—	—	49,216,460
Chile	618,828	—	—	618,828
China	50,628,315	—	—	50,628,315
Denmark	99,249,896	—	—	99,249,896
Egypt	411,518	—	—	411,518
Finland	36,413,931	—	—	36,413,931
France	308,511,193	—	—	308,511,193

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Georgia	$2,961,265	$—	$—	$2,961,265
Germany	346,479,620	—	—	346,479,620
Greece	2,518,076	—	—	2,518,076
Guatemala	177,211	—	—	177,211
Hong Kong	14,551,303	—	—	14,551,303
Hungary	4,984,544	—	—	4,984,544
India	2,916,811	—	—	2,916,811
Indonesia	1,578,128	—	—	1,578,128
Ireland	37,613,638	—	—	37,613,638
Israel	21,271,713	—	—	21,271,713
Italy	163,512,354	—	—	163,512,354
Japan	830,729,710	—	—	830,729,710
Luxembourg	9,181,702	—	—	9,181,702
Netherlands	205,837,872	—	—	205,837,872
New Zealand	764,449	—	—	764,449
Norway	27,137,613	—	—	27,137,613
Portugal	7,491,578	—	—	7,491,578
Russia	—	—	209,483	209,483
Singapore	16,931,968	—	—	16,931,968
South Africa	7,100,754	—	—	7,100,754
South Korea	42,256,245	—	—	42,256,245
Spain	89,421,786	—	—	89,421,786
Sweden	62,409,088	—	—	62,409,088
Switzerland	221,386,621	—	—	221,386,621
Taiwan	60,428,206	—	—	60,428,206
Thailand	603,356	—	—	603,356
Turkey	8,706,568	—	—	8,706,568
United Kingdom	316,771,840	—	—	316,771,840
United States	373,156,353	—	—	373,156,353
Total Common Stocks	3,622,401,529	—	209,483	3,622,611,012
Investment Companies	12,399,523	—	—	12,399,523
Preferred Stocks	43,614,654	—	—	43,614,654
Short-Term Investment
Mutual Fund - Securities Lending Collateral	183,426,775	—	—	183,426,775

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$291,533	$—	$—	$291,533
Total	$3,862,134,014	$—	$209,483	$3,862,343,497

†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.
Core Fixed
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations	$—	$1,827,281,223	$—	$1,827,281,223
Common Stock	—	—	26,796	26,796
Short-Term Investments
Mutual Fund - Securities Lending Collateral	17,039,610	—	—	17,039,610
U.S. Government and Agency Obligation	—	18,650,844	—	18,650,844
Total Short-Term Investments	17,039,610	18,650,844	—	35,690,454
Forward Foreign Currency Contracts†	—	134,438	—	134,438
Futures Contracts†
Buys	47,701	—	—	47,701
Swaps
Centrally Cleared Interest Rate Swaps†	—	7,488	—	7,488
Total	$17,087,311	$1,846,073,993	$26,796	$1,863,188,100
LIABILITIES VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
TBA Sale Commitments	$—	$(2,925,151)	$—	$(2,925,151)

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts†	$—	$(42,089)	$—	$(42,089)
Futures Contracts†
Buys	(70,486)	—	—	(70,486)
Sales	(261,200)	—	—	(261,200)
Total Futures Contracts	(331,686)	—	—	(331,686)
Swaps
Centrally Cleared Interest Rate Swaps†	—	(15,616)	—	(15,616)
Total	$(331,686)	$(2,982,856)	$—	$(3,314,542)

†
Forward foreign currency contracts, Futures contracts and Centrally Cleared Swaps are valued at unrealized appreciation/depreciation. Only current day's variation margin, if any, is reported on the Statements of Assets and Liabilities.

Opportunistic Fixed
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset Backed Securities	$—	$82,719,478	$—	$82,719,478
Bank Loans	—	203,161,585	1,146,530	204,308,115
Convertible Debt	—	12,986,095	—	12,986,095
Corporate Debt	—	642,603,956	—	642,603,956
Mortgage Backed Securities - Private Issuers	—	102,670,224	—	102,670,224
Mortgage Backed Securities - U.S. Government Agency Obligations	—	169,516	—	169,516
Sovereign Debt Obligations	—	567,286,712	—	567,286,712
U.S. Government and Agency Obligations	—	14,761,679	—	14,761,679
Total Debt Obligations	—	1,626,359,245	1,146,530	1,627,505,775
Common Stocks
Basic Materials	—	—	210,767	210,767
Energy	66	—	—	66
Total Common Stocks	66	—	210,767	210,833
Preferred Stock	887,775	—	—	887,775

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investments
Mutual Fund - Securities Lending Collateral	$38,046,847	$—	$—	$38,046,847
Sovereign Debt Obligations	—	11,998,033	—	11,998,033
U.S. Government and Agency Obligations	—	3,176,696	—	3,176,696
Total Short-Term Investments	38,046,847	15,174,729	—	53,221,576
Purchased Options
Purchased Currency Option	—	2,625	—	2,625
Purchased Futures Options	33,465	—	—	33,465
Total Purchased Options	33,465	2,625	—	36,090
Forward Foreign Currency Contracts†	—	4,735,768	—	4,735,768
Futures Contracts†
Buys	1,438,504	—	—	1,438,504
Swaps
OTC Interest Rate Swaps	—	291,419	—	291,419
Centrally Cleared Interest Rate Swaps†	—	705,163	—	705,163
OTC Credit Default Swaps	—	397,975	—	397,975
Centrally Cleared Credit Default Swaps†	—	295,280	—	295,280
Total Swaps	—	1,689,837	—	1,689,837
Total	$40,406,657	$1,647,962,204	$1,357,297	$1,689,726,158
LIABILITIES VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts†	$—	$(4,265,162)	$—	$(4,265,162)
Futures Contracts†
Buys	(547,264)	—	—	(547,264)
Sales	(152,009)	—	—	(152,009)
Total Futures Contracts	(699,273)	—	—	(699,273)
Written Option
Written Futures Option	(3,878)	—	—	(3,878)

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Swaps
OTC Interest Rate Swaps	$—	$(345,274)	$—	$(345,274)
Centrally Cleared Interest Rate Swaps†	—	(725,027)	—	(725,027)
OTC Credit Default Swap	—	(5,012)	—	(5,012)
Centrally Cleared Credit Default Swaps†	—	(100,625)	—	(100,625)
Total Swaps	—	(1,175,938)	—	(1,175,938)
Total	$(703,151)	$(5,441,100)	$—	$(6,144,251)

†
Forward foreign currency contracts, Futures contracts and Centrally Cleared Swaps are valued at unrealized appreciation/depreciation. Only current day's variation margin, if any, is reported on the Statements of Assets and Liabilities.

Short Duration Fixed
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations	$—	$57,799,591	$—	$57,799,591
Short-Term Investment
Mutual Fund - Securities Lending Collateral	140,013	—	—	140,013

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contract†
Buys	$418	$—	$—	$418
Total	$140,431	$57,799,591	$—	$57,940,022
LIABILITIES VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(2,005)	$—	$—	$(2,005)
Sales	(5,709)	—	—	(5,709)
Total Futures Contracts	(7,714)	—	—	(7,714)
Total	$(7,714)	$—	$—	$(7,714)

†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.
(b) Investments in derivative instruments
(b) 1.
Foreign currency translation
The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations within each Fund's Statement of Operations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.
(b) 2.
Forward foreign currency contracts
The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.
Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time the contract was opened and the value at the time the contract was closed.
During the year ended March 31, 2024, Core Fixed and Opportunistic Fixed used forward foreign currency contracts for a variety of purposes, including hedging, risk management, efficient portfolio management, enhancing total returns, or as a substitute for taking a position in the underlying asset. See the Core Fixed and Opportunistic Fixed Schedules of Investments for a listing of open forward foreign currency contracts as of March 31, 2024.
(b) 3.
Futures
A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest rates, or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.
A purchase of a futures contract means the acquisition of a contractual right of a Fund to obtain delivery of the securities or foreign currency underlying the contract at a specified price on a specified future date. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.
When a Fund enters into a futures contract, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the futures commission merchant. Thereafter, a “variation margin“ may be paid by the Fund to or drawn by the Fund from such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities, or currencies, subject to the futures contracts, and the change in value is recorded by the Fund as a variation margin payable or receivable on the Statements of Assets and Liabilities. The Fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.
A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission (“CFTC”) for sale to customers in the United States, on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and the Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.
In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to the Funds. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to the Funds.
While certain futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.
Where the futures market is not as developed or where the regulations prevent or make it disadvantageous to trade futures, Emerging Markets will utilize synthetic futures as part of the country selection strategy implementation. A synthetic future generally is an uncleared agreement resembling a total return swap transaction in which a Fund will commit to receive positive or negative returns on one or more specified equity index futures contracts in exchange for an agreed upon payment by the Fund to the counterparty. If the underlying asset declines in value over the term of the total return swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. These are marked to market daily and the change in value is recorded as unrealized gain or loss in the Statements of Operations.
During the year ended March 31, 2024, Small/Mid Cap, Non-US Core Equity, Emerging Markets and Global Low Volatility used futures to equitize cash. Core Fixed, Opportunistic Fixed and Short Duration Fixed used futures to adjust interest rate exposure and replicate government bond positions. Emerging Markets and Global Low Volatility also used futures to create passive index exposure to certain emerging market country indices in the Fund. See each Fund's Schedule of Investments for a listing of open futures contracts as of March 31, 2024.
(b) 4.
Options
The Funds may purchase and sell (write) put and call options on debt securities, currencies and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.
The Funds may enter into swap options (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may sell (write) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.
When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option, it is exposed to a decline in the price of the underlying security.
Whether an option which a Fund has written expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.
A Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund's exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.
During the year ended March 31, 2024, Core Fixed used options to manage interest rate and volatility exposure. During the year ended March 31, 2024, Opportunistic Fixed used options for tail risk hedging (i.e., hedging strategies designed to protect against large unexpected market movements) and to manage currency, interest rate, duration and volatility exposure. See the Opportunistic Fixed Schedule of Investments for the listing of options as of March 31, 2024.
(b) 5.
Swaps
Swap contracts are derivatives in the form of a contract or similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may engage in swaps, including but not limited to, interest rate, currency, credit default, index, and total return swaps, and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Up-front payments received or made are reflected as “up-front net premiums received” or “up-front net premiums paid”, respectively, on the Statements of Assets and Liabilities. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.
The credit default swaps may have as reference obligations of one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
The spread of a credit default swap is the annual amount the protection buyer must pay the protection

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and an increased market perception that there is a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swaps on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.
In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.
The equity swaps in which a Fund may invest involve agreements with a counterparty. The return to the Fund on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Fund will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.
Whether a Fund’s use of swaps or swap options will be successful in achieving the Fund’s investment objective will depend on the Sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of the default or bankruptcy of a swap counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.
If there is a default by the counterparty to an uncleared swap, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap counterparty will be able to meet its obligations pursuant to a swap or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap. However, the amount at risk is, subject to some exceptions, generally only the net unrealized gain, if any, on the swap not the entire notional amount. The Sub-adviser that enters into the swap will closely monitor, subject to the oversight of the Derivatives Risk Manager for the Funds, the creditworthiness of swap counterparties in order to minimize the counterparty risk of swaps.
Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven (7) days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Adviser may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price,

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

which may result in significant losses.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in July 2010. Among other things, the Dodd-Frank Act sets forth a regulatory framework for certain OTC derivatives, such as swaps. The Dodd-Frank Act requires certain swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants who were not previously required to register are regulated as swap dealers or major swap participants, and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards.
Certain standardized swaps, including certain U.S. dollar and non-U.S. dollar denominated interest rate and credit default index swaps, are subject to mandatory clearing, which interposes a central clearing house as the counterparty to each participant's swap, and exchange-trading. Additional swap asset classes are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for cleared derivatives is generally considered to be lower than for uncleared derivatives, but cleared contracts are not risk-free. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Central clearing and exchange trading is required by the CFTC for many instruments traded in the swaps market. In addition, uncleared swaps that are subject to regulatory collateral requirements could adversely affect a Fund’s ability to enter into swaps in the OTC market. The establishment of a centralized exchange or market for cleared swap transactions may not result in swaps being easier to value or trade. However, swap dealers, major swap participants, and swap counterparties may experience other new and/or additional regulations, requirements, compliance burdens, and associated costs. The legislation and rules promulgated may exert a negative effect on a Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. Specifically, position limits imposed on a Fund or its counterparties may affect that Fund’s ability to invest in futures, options, and swaps in a manner consistent with the Fund’s investment objective and strategies. The requirements prescribed by the Dodd-Frank Act may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the ability of the Funds to buy or sell derivatives.
In a cleared swap transaction, the Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Cash margin is recorded on the Statements of Assets and Liabilities as cash collateral held at broker on open swap contracts. Swap agreements are marked to market daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin payable or receivable for the change in value as appropriate on the Statements of Assets and Liabilities. Only certain derivative transactions are currently eligible for clearing by clearinghouses.
A Fund will accrue for interim payments on swap contracts on a daily basis, with the net amount recorded as interest payable or receivable on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap contracts, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts (swap contracts, at value on the Statements of Assets and Liabilities).
Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of realized gain (loss) on the Statements of Operations.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

The swaps in which a Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like most other investments, swaps are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that Sub-adviser will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Fund. If a Sub-adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund's investments. If the Sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.
During the year ended March 31, 2024, Core Fixed and Opportunistic Fixed used swaps to adjust interest rate and yield curve exposure or to manage interest fluctuation and credit exposure. See Core Fixed and Opportunistic Fixed Schedules of Investments for a listing of open swaps as of March 31, 2024.
(b) 6.
Derivatives risk exposures
At March 31, 2024 and during the year then ended, the Funds had the following derivatives and transactions in derivatives, grouped into appropriate risk categories:
	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Small/Mid Cap
Asset Derivatives
Futures Contracts(1)	$—	$—	$—	$963,285	$963,285
Net Realized Gain (Loss)(2)
Futures Contracts	—	—	—	10,367,766	10,367,766
Change in Appreciation (Depreciation)(3)
Futures Contracts	—	—	—	(127,352)	(127,352)
Emerging Markets
Asset Derivatives
Futures Contracts(1)	—	—	—	946	946
Net Realized Gain (Loss)(2)
Futures Contracts	—	—	—	5,263,249	5,263,249

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Change in Appreciation (Depreciation)(3)
Futures Contracts	$—	$—	$—	$(1,462,028)	$(1,462,028)
Global Low Volatility
Asset Derivatives
Futures Contracts(1)	—	—	—	130,081	130,081
Liability Derivatives
Futures Contracts(1)	—	(808)	—	—	(808)
Net Realized Gain (Loss)(2)
Futures Contracts	—	32,240	—	4,791,931	4,824,171
Change in Appreciation (Depreciation)(3)
Futures Contracts	—	(12,783)	—	(816,353)	(829,136)
Non-US Core Equity
Asset Derivatives
Futures Contracts(1)	—	—	—	291,533	291,533
Net Realized Gain (Loss)(2)
Futures Contracts	—	—	—	17,970,002	17,970,002
Change in Appreciation (Depreciation)(3)
Futures Contracts	—	—	—	(4,453,156)	(4,453,156)
Core Fixed
Asset Derivatives
Futures Contracts(1)	47,701	—	—	—	47,701
Forward Foreign Currency Contracts(4)	—	134,438	—	—	134,438
Centrally Cleared Swap Contracts(5)	7,488	—	—	—	7,488
Total Value	$55,189	$134,438	$—	$—	$189,627
Liability Derivatives
Futures Contracts(1)	(331,686)	—	—	—	(331,686)
Forward Foreign Currency Contracts(6)	—	(42,089)	—	—	(42,089)
Centrally Cleared Swap Contracts(5)	(15,616)	—	—	—	(15,616)
Total Value	$(347,302)	$(42,089)	$—	$—	$(389,391)

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Net Realized Gain (Loss)(2)
Options Purchased	$—	$—	$—	$(425)	$(425)
Swaps Contracts	(7,001)	—	(45,823)	—	(52,824)
Futures Contracts	1,329,393	—	—	—	1,329,393
Forward Foreign Currency Contracts	—	65,864	—	—	65,864
Total Realized Gain (Loss)	$1,322,392	$65,864	$(45,823)	$(425)	$1,342,008
Change in Appreciation (Depreciation)(3)
Swaps Contracts	(339,241)	—	—	—	(339,241)
Futures Contracts	446,784	—	—	—	446,784
Forward Foreign Currency Contracts	—	313,366	—	—	313,366
Total Change in Appreciation (Depreciation)	$107,543	$313,366	$—	$—	$420,909
Opportunistic Fixed
Asset Derivatives
Options Purchased(7)	—	2,625	—	33,465	36,090
Futures Contracts(1)	1,438,504	—	—	—	1,438,504
Forward Foreign Currency Contracts(4)	—	4,735,768	—	—	4,735,768
OTC Swaps Contracts	291,419	—	397,975	—	689,394
Centrally Cleared Swap Contracts(5)	705,163	—	295,280	—	1,000,443
Total Value	$2,435,086	$4,738,393	$693,255	$33,465	$7,900,199
Liability Derivatives
Options Written(8)	—	—	—	(3,878)	(3,878)
Futures Contracts(1)	(699,273)	—	—	—	(699,273)
Forward Foreign Currency Contracts(6)	—	(4,265,162)	—	—	(4,265,162)
OTC Swaps Contracts	(345,274)	—	(5,012)	—	(350,286)
Centrally Cleared Swap Contracts(5)	(725,027)	—	(100,625)	—	(825,652)
Total Value	$(1,769,574)	$(4,265,162)	$(105,637)	$(3,878)	$(6,144,251)
Net Realized Gain (Loss)(2)
Options Purchased	(158,288)	(713,057)	—	(1,579,441)	(2,450,786)
Options Written	126,371	78,247	—	404,476	609,094
Swaps Contracts	1,939,382	—	(1,701,760)	—	237,622
Futures Contracts	(15,905,762)	—	—	—	(15,905,762)
Forward Foreign Currency Contracts	—	(6,348,729)	—	—	(6,348,729)
Total Realized Gain (Loss)	$(13,998,297)	$(6,983,539)	$(1,701,760)	$(1,174,965)	$(23,858,561)

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Change in Appreciation (Depreciation)(3)
Options Purchased	$1,117	$(65,811)	$—	$238,867	$174,173
Options Written	(51,433)	(13,099)	—	(43,748)	(108,280)
Swaps Contracts	(563,644)	—	72,974	—	(490,670)
Futures Contracts	(4,481,622)	—	—	—	(4,481,622)
Forward Foreign Currency Contracts	—	1,317,827	—	—	1,317,827
Total Change in Appreciation (Depreciation)	$(5,095,582)	$1,238,917	$72,974	$195,119	$(3,588,572)
Short Duration Fixed
Asset Derivatives
Futures Contracts(1)	418	—	—	—	418
Liability Derivatives
Futures Contracts(1)	(7,714)	—	—	—	(7,714)
Net Realized Gain (Loss)(2)
Futures Contracts	(36,631)	—	—	—	(36,631)
Change in Appreciation (Depreciation)(3)
Futures Contracts	(7,296)	—	—	—	(7,296)

(1)
Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under “Futures
Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

(2)
Statements of Operations location: Amounts are included in Net realized gain (loss) on Forward foreign currency contracts,
Closed futures contracts, Purchased option contracts, Written option contracts and Swap contracts, if any.

(3)
Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Forward foreign currency contracts, Open futures contracts, Purchased option contracts, Written option contracts and Swap contracts, if any.

(4)	Statements of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts.
(5)
Centrally Cleared Swaps are valued at unrealized appreciation/depreciation on the Schedule of Investments. Only current day's variation margin, if any, is reported on the Statement(s) of Assets and Liabilities.

(6)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts.
(7)	Statements of Assets and Liabilities location: Investments, at value.
(8)	Statements of Assets and Liabilities location: Written options, at value.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

For the year ended March 31, 2024, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:(1)
	Options Purchased	Swaps Contracts	Long Futures Contracts	Short Futures Contracts	Options Written	Forward Foreign Currency Contracts
Small/Mid Cap	$—	$—	$40,015,481	$—	$—	$—
Emerging Markets	—	—	52,358,861	—	—	—
Global Low Volatility	—	—	14,369,188	—	—	—
Non-US Core Equity	—	—	69,976,199	—	—	—
Core Fixed	2	47,865,833	96,263,150	(33,120,238)	—	44,138,656
Opportunistic Fixed	39,809,312	230,352,356	483,897,653	(60,911,106)	(9,516,106)	741,188,167
Short Duration Fixed	—	—	6,909,836	(1,942,957)	—	—

(1)	Amounts disclosed represent average notional value for the months that the Funds held such derivatives during the year ended March 31, 2024.
(b) 7.
Netting agreements and collateral requirements
In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a Sub-adviser may, on behalf of a Fund, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with certain collateral held and/or posted and create a net payment. The provisions of the ISDA Master Agreement typically permit a net payment in the event of default including the bankruptcy or insolvency of the counterparty. Absent an event of default by the counterparty or termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Fund and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to such counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund's net assets decline by a stated percentage or the Fund fails to meet the terms of their ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Fund, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from their counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowings transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Funds' derivative assets and liabilities at fair value by risk are presented in the tables above. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Only forward foreign currency contracts, OTC swaps and OTC options assets and liabilities are subject to master netting agreements. An exception to this, Opportunistic Fixed is not a party to an ISDA master agreement with Commonwealth Bank of Australia.
The following tables present the Funds' derivative assets and liabilities by counterparty, net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of related collateral received by the Funds for assets or pledged by the Funds for liabilities as of March 31, 2024.
Core Fixed
Offsetting of financial assets and derivative assets:
Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Non-cash Collateral Received	Cash Collateral Received*	Net Amount of Derivative Assets(a)
Barclays Bank PLC	$43,149	$(42,089)	$—	$—	$1,060
JPMorgan Chase Bank N.A.	91,289	—	—	—	91,289
Total	$134,438	$(42,089)	$—	$—	$92,349
Offsetting of financial liabilities and derivative liabilities:
Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Non-cash Collateral Pledged	Cash Collateral Pledged*	Net Amount of Derivative Liabilities(b)
Barclays Bank PLC	$(42,089)	$42,089	$—	$—	$—

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

Opportunistic Fixed
Offsetting of financial assets and derivative assets:
Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Non-cash Collateral Received	Cash Collateral Received*	Net Amount of Derivative Assets(a)
Bank of America, N.A.	$149,209	$(149,209)	$—	$—	$—
Barclays Bank PLC	334,286	(57,774)	—	(20,000)	256,512
BNP Paribas S.A.	19,683	(13)	—	—	19,670
Citibank N.A.	754,964	(679,196)	(9,965)	—	65,803
Deutsche Bank AG	203,982	(75,093)	—	(50,000)	78,889
Goldman Sachs & Co.	360,757	(72,285)	—	—	288,472
Goldman Sachs International	417,369	(362,181)	—	(55,188)	—
HSBC Bank PLC	180,943	(106,827)	—	—	74,116
HSBC Bank USA, N.A.	17,101	(2,280)	—	—	14,821
HSBC Sec. New York	110,560	(39,279)	—	—	71,281
JPMorgan Chase Bank N.A.	745,615	(745,615)	—	—	—
Merrill Lynch International	120,918	(17,085)	—	—	103,833
Morgan Stanley & Co.	397,975	(5,012)	(392,963)	—	—
Morgan Stanley and Co. International PLC	253,249	(121,861)	—	—	131,388
Morgan Stanley Capital Services, Inc.	181,672	(76,150)	—	—	105,522
Natwest Markets PLC	6,744	—	—	—	6,744
Standard Chartered Bank	1,062,272	(661,128)	—	(340,040)	61,104
State Street Bank London	54,486	(54,486)	—	—	—
The BNY Mellon	10,598	(10,598)	—	—	—
Toronto Dominion Bank	12,319	(12,319)	—	—	—
UBS AG	30,189	(14,636)	—	(100)	15,453
Total	$5,424,891	$(3,263,027)	$(402,928)	$(465,328)	$1,293,608
Offsetting of financial liabilities and derivative liabilities:
Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Non-cash Collateral Pledged	Cash Collateral Pledged*	Net Amount of Derivative Liabilities(b)
Bank of America, N.A.	$(212,485)	$149,209	$—	$—	$(63,276)
Barclays Bank PLC	(57,774)	57,774	—	—	—
BNP Paribas S.A.	(13)	13	—	—	—
Citibank N.A.	(679,196)	679,196	—	—	—
Deutsche Bank AG	(75,093)	75,093	—	—	—
Goldman Sachs & Co.	(72,285)	72,285	—	—	—
Goldman Sachs International	(362,181)	362,181	—	—	—
HSBC Bank PLC	(106,827)	106,827	—	—	—
HSBC Bank USA, N.A.	(2,280)	2,280	—	—	—

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Non-cash Collateral Pledged	Cash Collateral Pledged*	Net Amount of Derivative Liabilities(b)
HSBC Sec. New York	$(39,279)	$39,279	$—	$—	$—
JPMorgan Chase Bank N.A.	(1,986,036)	745,615	—	828,491	(411,930)
Merrill Lynch International	(17,085)	17,085	—	—	—
Morgan Stanley & Co.	(5,012)	5,012	—	—	—
Morgan Stanley and Co. International PLC	(121,861)	121,861	—	—	—
Morgan Stanley Capital Services, Inc.	(76,150)	76,150	—	—	—
Standard Chartered Bank	(661,128)	661,128	—	—	—
State Street Bank London	(99,087)	54,486	—	—	(44,601)
The BNY Mellon	(14,640)	10,598	—	—	(4,042)
Toronto Dominion Bank	(12,400)	12,319	—	—	(81)
UBS AG	(14,636)	14,636	—	—	—
Total	$(4,615,448)	$3,263,027	$—	$828,491	$(523,930)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.
(c) Investments in other securities
(c) 1.
Bank loans
Core Fixed, Opportunistic Fixed and Short Duration Fixed may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the ‘‘Lender’’) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement. At March 31, 2024, Opportunistic Fixed had the following unfunded loan commitments:
Borrower	Par	Cost	Value	Unrealized Gain (Loss)
AI Aqua Merger Sub, Inc.	$143,652	$143,652	$144,269	$617
RSC Acquisition, Inc.	340,729	335,991	339,877	3,886
Ryan LLC	120,000	120,000	120,750	750
	$604,381	$599,643	$604,896	$5,253

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

(c) 2.
Indexed securities
The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.
(c) 3.
Mortgage-related and other asset-backed securities
The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
One type of stripped mortgage-backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the cost basis of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. See the Schedule of Investments for mortgage-backed and asset-backed securities held by Core Fixed, Opportunistic Fixed and Short Duration Fixed as of March 31, 2024.
(c) 4.
Real estate investment trusts
The Funds may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.
A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Fund’s Schedule of Investments for REIT securities held as of March 31, 2024.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

(c) 5.
When-issued securities/TBA securities
Purchasing securities on a “when-issued” basis is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis such as TBA securities. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring the securities unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining the Fund's NAV. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Certain risks may arise upon entering into when-issued or forward delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.
A Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation”. See the Schedules of Investments for TBA and when-issued securities held as of March 31, 2024.
(d) Securities transactions and related investment income
Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts for debt securities. Income is not recognized, nor are premium and discount amortized on securities for which collection is not expected. Withholding taxes on foreign dividends, interest, and capital gains have been provided for in accordance with the respective country's tax rules and rates. Non-cash dividends, if any, are recorded at the fair value of the securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions. Interest income on inflation indexed securities is accrued daily based upon an inflation-adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified-cost basis.
(e) Cash, cash equivalents and short-term investments
A Fund may invest a portion of its assets in cash and cash equivalents. Cash and cash equivalents are defined as cash and bank balances as well as short-term investments with a maturity of less than three months from the acquisition date. The cost of cash and cash equivalents approximates fair value.
A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of the Fund's net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.
(f) Securities lending
A Fund may lend its portfolio securities to qualified broker/dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked to market daily and maintained in an amount at least equal to the current fair value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate fair value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. As of period end March 31, 2024, securities on loan were collateralized by Cash and/or U.S. Government Obligations. A liability for cash collateral is reflected in the Statements of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.
Certain Funds may from time to time participate in a securities lending program under which the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”), acting as securities lending agent, is authorized to lend the Funds' portfolio securities to qualified broker/dealers and financial institutions that post appropriate collateral. The Custodian has agreed to indemnify the Funds in case of default of any security borrower.
Securities on loan are fully collateralized and the collateral was equal to or exceeded the securities on loan at March 31, 2024. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. Cash collateral is invested in State Street Navigator Securities Lending Government Money Market Portfolio. The Custodian receives a portion of the interest earned on any reinvested collateral. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2024 were as follows:
	Market Value of Loaned Securities	Value of Cash Collateral	Value of Non-Cash Collateral
Small/Mid Cap	$37,697,831	$7,104,368	$31,575,734
Emerging Markets	21,039,068	7,756,324	14,484,108
Global Low Volatility	18,516,264	14,584,436	4,660,106
Non-US Core Equity	243,829,327	183,426,775	77,005,300
Core Fixed	38,221,778	17,039,610	21,949,262
Opportunistic Fixed	44,599,072	38,046,847	7,094,468
Short Duration Fixed	136,771	140,013	—

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

For Small/Mid Cap, Emerging Markets, Global Low Volatility and Non-US Core Equity, all of the securities on loan collateralized by cash are classified as Common Stocks in each Fund’s Schedule of Investments at March 31, 2024, with a contractual maturity of overnight and continuous. For Core Fixed and Short Duration Fixed, all of the securities on loan collateralized by cash are classified as Corporate Debt in each Fund’s Schedule of Investments at March 31, 2024, with a contractual maturity of overnight and continuous.
For Opportunistic Fixed, the values of the security loan obligations are classified as follows at March 31, 2024:
Opportunistic Fixed
	Remaining Contractual Maturity of the Agreements As of March 31, 2024
	Overnight and Continuous	˂ 30 days	Between 30 & 90 days	˃ 90 days	Total
Securities Lending Transactions
Corporate Debt	$35,989,748	$—	$—	$—	$35,989,748
Sovereign Debt Obligations	2,057,099	—	—	—	2,057,099
Total Borrowings	$38,046,847	$—	$—	$—	$38,046,847
Gross amount of recognized liabilities for securities lending transaction					38,046,847
(g) Taxes and distributions
The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”). The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal and state income or excise tax is necessary.
The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses, as applicable. Prior to the enactment of the RIC Modernization Act, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the RIC Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.
On March 31, 2024, the following Funds had deferred capital losses available to be offset against future net capital gains through the indicated expiration dates as follows:
Unlimited
Emerging Markets	$260,232,688
Non-US Core Equity	$24,900,388
Core Fixed	$138,095,510
Opportunistic Fixed	$133,471,428
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2024, no Funds have elected to defer current year post-October losses.
As of March 31, 2024, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments and derivatives were as follows:
	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small/Mid Cap	$1,375,793,571	$440,370,252	$(87,492,062)	$352,878,190
Emerging Markets	1,123,481,035	122,380,937	(210,085,573)	(87,704,636)
Global Low Volatility	657,996,843	158,310,871	(25,588,321)	132,722,550
Non-US Core Equity	3,366,323,541	722,001,561	(226,253,504)	495,748,057
Core Fixed	1,955,875,095	9,068,041	(104,877,942)	(95,809,901)
Opportunistic Fixed	1,701,189,136	38,676,436	(57,895,199)	(19,218,763)
Short Duration Fixed	57,714,039	270,886	(45,321)	225,565
The temporary differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, investments in passive foreign investment companies, futures contracts mark to market and other basis adjustments. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or the results of operations. These differences primarily relate to swap income, gains and losses from passive foreign investment companies and other basis adjustments during the period ended March 31, 2024.
As of March 31, 2024, the Funds had no uncertain tax positions that would require recognition, de-recognition, or disclosure. Each of the Funds' federal tax returns filed in the 3-year period ended March 31, 2024 remains subject to examination by the Internal Revenue Service.
The Funds’ policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at NAV, unless the shareholder elects to receive cash distributions. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise taxes on the Funds. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.
During the years ended March 31, 2024 and March 31, 2023, the tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid, were as follows:
	2024			2023
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Small/Mid Cap	$15,787,232	$43,796,926	$—	$15,024,409	$107,001,311	$—
Emerging Markets	34,615,381	—	—	36,473,175	—	—
Global Low Volatility	19,219,163	13,752,482	—	31,766,487	46,770,334	—
Non-US Core Equity	126,222,676	—	—	18,028,047	83,464,600	—

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

	2024			2023
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Core Fixed	$60,714,412	$—	$—	$41,473,259	$—	$—
Opportunistic Fixed	91,068,406	—	—	42,956,028	—	—
Short Duration Fixed	1,160,203	—	—	—	—	—
As of March 31, 2024, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Losses and Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Small/Mid Cap	$2,265,565	$39,525,857	$—	$352,878,214	$394,669,636
Emerging Markets	3,807,951	—	(260,232,688)	(91,288,763)	(347,713,500)
Global Low Volatility	24,600,745	92,796,968	—	132,714,006	250,111,719
Non-US Core Equity	108,879,811	—	(24,900,388)	495,363,023	579,342,446
Core Fixed	18,238,277	—	(138,095,510)	(95,812,071)	(215,669,304)
Opportunistic Fixed	24,793,005	—	(133,471,428)	(19,431,575)	(128,109,998)
Short Duration Fixed	154,161	—	—	224,999	379,160
All other differences are temporary losses related to mostly organizational costs and other timing adjustments.
(h) Allocation of expenses and income
The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the applicable Funds, taking into consideration, among other things, the nature and type of expense and the relative size of each applicable Fund.
(i) Redemption fees
While none of the Funds’ share classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than thirty (30) days may be assessed a 2% short-term trading fee and recorded as paid-in capital.
3.
Credit agreement
The Trust has entered into a Credit Agreement on behalf of the Funds (the “Credit Agreement”) with State Street Bank and Trust Company in order to establish a committed, unsecured revolving line of credit. The current term of the line of credit under the Credit Agreement is through January 20, 2025. Borrowings for each Fund under the Credit Agreement are limited to the lesser of $50,000,000 or 33 1/3% of a Fund’s Adjusted Net Assets provided borrowings did not exceed, in the aggregate, $50,000,000. Under the terms of the Credit Agreement, the Trust pays an annual commitment fee at the rate 0.25% per year on the difference between the total line of credit and the average daily amount of borrowings outstanding. Interest is charged to the Funds based on its borrowings at a variable rate equal to 1% plus the higher of (i) the Federal Funds Rate or (ii) the Federal Reserve Bank of New York Overnight Bank Funding Rate. The Funds did not borrow under the Credit Agreement during the year ended March 31, 2024.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

4.
Indemnities
In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
5.
Fees and other transactions with affiliates
As of March 31, 2024, the Adviser provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Adviser a fee for managing the Fund’s investments at an annual rate of:
Investment Advisory Fee* on Net Assets
	Average net assets up to $750 million	Average net assets in excess of $750 million up to $1 billion	Average net assets in excess of $1 billion
Small/Mid Cap	0.90%	0.88%	0.83%
Emerging Markets	0.80%	0.78%	0.73%
Global Low Volatility	0.75%	0.73%	0.68%
Non-US Core Equity	0.75%	0.73%	0.68%
Core Fixed	0.35%	0.33%	0.28%
Opportunistic Fixed	0.80%	0.78%	0.73%
Short Duration Fixed	0.30%	0.28%	0.23%

* Consists of the total advisory fee payable by the Funds to the Adviser. The Adviser is responsible for paying the subadvisory fees.
The Adviser has contractually agreed, until at least July 31, 2024, to waive any portion of its management fee that exceeds the aggregate amount of the sub-advisory fees that the Adviser is required to pay to a Fund's Sub-adviser. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund's Board. The fees waived by the Adviser pursuant to this expense waiver agreement are not subject to reimbursement by the Fund to the Adviser. The fees waived are shown in the Advisory fee waiver line in the Statements of Operations. With respect to Short Duration Fixed, the Adviser has contractually agreed to waive fees until at least July 31, 2025.
With respect to Short Duration Fixed, the Adviser has also contractually agreed, until at least July 31, 2025, to waive fees and/or reimburse Fund expenses to the extent that annual fund operating expenses, net of the management fee waiver described in the note above, exceed 0.70% for Adviser Class shares, 0.45% for Class I shares, 0.35% for Class Y-2 shares and 0.20% for Class Y-3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, 12b-1 fees, non-12b-1 shareholder administrative services fees, brokerage expenses, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This contractual fee waiver and reimbursement agreement cannot be eliminated prior to July 31, 2025 without the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The fees waived and/or reimbursed are shown in the Expense reimbursement line in the Statements of Operations.
The Adviser provides certain internal administrative services to the Adviser Class, Class I and Class Y-2 shares of the Funds, for which the Adviser receives a fee of 0.15%, 0.15% and 0.15% of the average daily net assets of the Adviser Class, Class I and Class Y-2 shares of the Funds, respectively.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring, and overseeing non-advisory relationships with entities providing services to the Adviser Class, Class I and Class Y-2 shares, including the transfer agent. As of March 31, 2024, all Funds had Class I shares outstanding, except for Short Duration Fixed. As of March 31, 2024, there were no Adviser Class or Class Y-2 shares of any of the Funds outstanding and, as such, the Adviser did not receive any administrative services fees from those classes of those Funds for the period ended March 31, 2024.
The Funds have adopted a plan of marketing and service, or “12b-1 plan,” to finance the provision of certain shareholder services to the owners of Adviser Class shares of the Funds. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Adviser Class shares. There were no Advisor Class shares of any of the Funds outstanding as of March 31, 2024, and as a result, no 12b-1 fees were paid by any of the Funds for the period ended March 31, 2024.
6.
Purchases and sales of securities
Cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, if any, for the year ended March 31, 2024, were as follows:
	Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases
Small/Mid Cap	$—	$687,113,412
Emerging Markets	—	795,469,208
Global Low Volatility	—	274,076,523
Non-US Core Equity	—	1,494,771,597
Core Fixed	2,126,787,954 *	346,551,553
Opportunistic Fixed	107,434,255	1,159,794,975
Short Duration Fixed	69,693,459	57,131,657

	Long-Term U.S. Government Securities	Other Long-Term Securities
Sales
Small/Mid Cap	$—	$822,859,179
Emerging Markets	—	1,263,856,756
Global Low Volatility	—	732,973,982
Non-US Core Equity	—	1,840,143,860
Core Fixed	1,862,058,393 *	238,073,474
Opportunistic Fixed	81,076,484	786,733,008
Short Duration Fixed	54,589,646	16,504,080

*	Includes purchases of $533,123,338 and sales of $539,494,039 for TBA securities.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

7.
Share transactions
Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:
Small/Mid Cap
	Year Ended March 31, 2024		Year Ended March 31, 2023
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	25,306,266	$269,251,416	23,572,091	$243,402,511
Shares issued to shareholders in reinvestment of distributions	5,503,350	59,216,045	12,355,061	121,820,903
Shares repurchased	(44,390,682)	(472,657,455)	(23,024,747)	(243,889,521)
Net increase (decrease)	(13,581,066)	$(144,189,994)	12,902,405	$121,333,893
Class I:*
Shares sold	1,117,337	12,115,833	—	—
Shares issued to shareholders in reinvestment of distributions	819	8,818	—	—
Shares repurchased	(69,340)	(712,955)	—	—
Net increase	1,048,816	$11,411,696	—	$—

Emerging Markets
	Year Ended March 31, 2024		Year Ended March 31, 2023
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	26,346,696	$195,401,537	54,693,138	$413,230,593
Shares issued to shareholders in reinvestment of distributions	4,718,177	34,501,855	5,102,088	36,377,884
Shares repurchased	(68,564,959)	(508,600,809)	(41,503,685)	(300,605,232)
Net increase (decrease)	(37,500,086)	$(278,697,417)	18,291,541	$149,003,245
Class I:*
Shares sold	171,042	1,281,643	—	—
Shares repurchased	(9,545)	(68,817)	—	—
Net increase	161,497	$1,212,826	—	$—

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

Global Low Volatility
	Year Ended March 31, 2024		Year Ended March 31, 2023
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	6,655,013	$86,079,631	14,165,096	$180,218,543
Shares issued to shareholders in reinvestment of distributions	2,462,778	32,779,576	6,561,138	78,536,821
Shares repurchased	(42,121,416)	(564,919,554)	(28,791,956)	(362,952,785)
Net decrease	(33,003,625)	$(446,060,347)	(8,065,722)	$(104,197,421)
Class I:*
Shares sold	517,115	6,795,041	—	—
Shares repurchased	(44,469)	(584,963)	—	—
Net increase	472,646	$6,210,078	—	$—

Non-US Core Equity
	Year Ended March 31, 2024		Year Ended March 31, 2023
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	46,441,349	$475,372,521	58,499,693	$546,682,413
Shares issued to shareholders in reinvestment of distributions	11,753,290	119,883,560	10,802,945	97,766,654
Shares repurchased	(96,263,583)	(983,867,635)	(64,076,147)	(579,318,215)
Net increase (decrease)	(38,068,944)	$(388,611,554)	5,226,491	$65,130,852
Class I:
Shares sold	4,990,454	50,931,310	15,313,425	138,015,825
Shares issued to shareholders in reinvestment of distributions	545,732	5,555,553	384,249	3,469,767
Shares repurchased	(1,318,721)	(13,291,781)	(1,467,939)	(12,786,274)
Net increase	4,217,465	$43,195,082	14,229,735	$128,699,318

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

Core Fixed
	Year Ended March 31, 2024		Year Ended March 31, 2023
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	70,877,145	$631,797,171	40,524,008	$370,789,113
Shares issued through in-kind contributions**	21,336,068	192,237,977	—	—
Shares issued to shareholders in reinvestment of distributions	6,604,150	58,776,932	4,433,061	39,631,562
Shares repurchased	(34,137,543)	(303,475,049)	(46,949,983)	(428,241,868)
Net increase (decrease)	64,679,820	$579,337,031	(1,992,914)	$(17,821,193)
Class I:
Shares sold	2,361,163	21,003,454	105,724	945,640
Shares issued to shareholders in reinvestment of distributions	128,087	1,139,977	175,697	1,570,728
Shares repurchased	(2,372,422)	(20,790,151)	(4,442,428)	(40,906,743)
Net increase (decrease)	116,828	$1,353,280	(4,161,007)	$(38,390,375)

Opportunistic Fixed
	Year Ended March 31, 2024		Year Ended March 31, 2023
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	83,226,820	$699,340,647	52,090,362	$428,562,412
Shares issued to shareholders in reinvestment of distributions	10,880,577	90,635,204	5,322,132	42,896,383
Shares repurchased	(43,181,956)	(362,828,815)	(21,623,694)	(176,369,226)
Net increase	50,925,441	$427,147,036	35,788,800	$295,089,569
Class I:*
Shares sold	706,065	6,003,743	—	—
Shares repurchased	(90,120)	(754,782)	—	—
Net increase	615,945	$5,248,961	—	$—

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

Short Duration Fixed
	Period Ended March 31, 2024
	Shares	Amount
Class Y-3:***
Shares sold	7,815,073	$78,165,580
Shares issued to shareholders in reinvestment of distributions	115,256	1,160,203
Shares repurchased	(1,945,581)	(19,600,565)
Net increase	5,984,748	$59,725,218

*	The Class commenced operations on June 27, 2023.
**	On April 27, 2023, Core Fixed received securities in-kind valued at $192,237,977 from Mercer Diversified Bond Fund. This resulted in the issuance of 21,336,068 shares valued at $192,237,977.
***	The Fund commenced operations on December 1, 2023.
8.
Recent accounting pronouncements and regulatory updates
In October 2022, the SEC adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments require, among other things, the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective on January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
9.
Certain risks
In the normal course of business, the Funds invest in securities or other instruments and may enter into transactions, and such activities subject each Fund to various risks, including fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations (credit risk). Investments in foreign securities involve certain risks, including foreign currency fluctuations and those related to political or economic instability.
Additional risks associated with certain of the Funds’ investments are described above within the respective security type notes. A more complete description of risks is included in the Funds' prospectus and statement of additional information.
Global Economies Risk: Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Funds' investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Funds' investments, impair the Funds' ability to satisfy redemption requests, and negatively impact the Funds' performance.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2024

10.
Subsequent events
Management has evaluated the impact of subsequent events through May 23, 2024, the date the financial statements were issued for possible adjustment to and/or additional disclosure in the Funds' financial statements. Management has determined that there are no material events that would require adjustment to and/or additional disclosure in the Funds' financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and the Board of Trustees of Mercer Funds
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Mercer Funds comprising the Mercer US Small/Mid Cap Equity Fund, Mercer Emerging Markets Equity Fund, Mercer Global Low Volatility Equity Fund, Mercer Non-US Core Equity Fund, Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund, and Mercer Short Duration Fixed Income Fund (the “Funds”), including the schedules of investments as of March 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except Mercer Short Duration Fixed Income Fund; the related statements of operations, changes in net assets, and financial highlights for the period from December 1, 2023 (commencement of operations) through March 31, 2024, for Mercer Short Duration Fixed Income Fund; and the related notes.
In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds, except Mercer Short Duration Fixed Income Fund, as of March 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Mercer Short Duration Fixed Income Fund as of March 31, 2024, and the results of its operations, changes in its net assets, and the financial highlights for the period from December 1, 2023 (commencement of operations) through March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
May 23, 2024
We have served as the auditor of one or more Mercer investment companies since 2006.

Mercer Funds
Additional Information (Unaudited)

Proxy Voting
A description of the policies and procedures that the Adviser and each Fund’s Sub-advisers use to determine how to vote proxies relating to the Fund’s portfolio securities can be found in the Funds Statement of Additional Information (“SAI”) (Appendix B), and is available, (i) without charge, upon request, by calling 1-888-887-0619, (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, and (iii) online on the Funds’ website at http://www.mercer.us/mutual-funds-on-offer. Information about the Funds’ proxy voting decisions are available online at https://viewpoint.glasslewis.com/WD/?siteId=MercerFundsProxy and http://www.sec.gov.
Quarterly Reporting
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, which when filed, will be available on the SEC’s website at http://www.sec.gov. When filed, the Funds’ Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Federal Tax Information
The amount of long-term capital gains paid for the fiscal year ended March 31, 2024, were as follows:
Fund
Small/Mid Cap	$43,796,926
Global Low Volatility	13,752,482
For the year ended March 31, 2024, Emerging Markets and Non-US Core Equity had foreign tax credits in the amount of $8,788,313 and $11,549,351, respectively, and foreign source income of $43,456,395 and $129,742,252, respectively.
Qualified dividend income received by the Funds through March 31, 2024, that qualified for a reduced tax rate pursuant to the Code Section 1(h)(11) are as follows:
Fund
Small/Mid Cap	$15,787,232
Emerging Markets	23,778,484
Global Low Volatility	16,880,122
Non-US Core Equity	101,604,425
Opportunistic Fixed	520,483

Mercer Funds
Additional Information (Unaudited) (Continued)

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended March 31, 2024 qualified for the dividends received deduction, as follows:
Fund
Small/Mid Cap	100.00%
Global Low Volatility	50.25%
Non-US Core Equity	0.23%
Opportunistic Fixed	0.57%

Mercer Funds
Additional Information (Unaudited) (Continued)

Board Approval of an Investment Management Agreement and Subadvisory Agreements for the Period October 1, 2023 through March 31, 2024
Mercer Short Duration Fixed Income Fund
At a meeting of the Board held on October 4-5, 2023 (the “October Meeting”), the Board, including the trustees that are not considered “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”), considered and approved a proposed investment management agreement between the Trust, on behalf of the Mercer Short Duration Fixed Income Fund (the “Fund”), and the Adviser (the “Investment Management Agreement”). In addition, the Board, including the Independent Trustees, considered and approved proposed subadvisory agreements between the Adviser and Aristotle Pacific Capital, LLC (“Aristotle”), Merganser Capital Management, LLC (“Merganser”), and Voya Investment Management Co. LLC (“Voya”), on behalf of the Fund (each, a “Subadvisory Agreement” and together, the “Subadvisory Agreements.”) The Adviser recommended the approval of the Investment Management Agreement and the Subadvisory Agreements in connection with the launch of the Fund, a new series of the Trust, effective as of October 31, 2023.
Approval of the Investment Management Agreement for the Fund
At the October Meeting, the Board, including the Independent Trustees, considered and approved the Investment Management Agreement between the Trust, on behalf of the Fund, and the Adviser.
In considering the approval of the Investment Management Agreement with respect to the Adviser’s management of the assets of the Fund, the Independent Trustees reviewed the information and materials furnished by the Adviser that were prepared for the special meeting of the Board held on August 14, 2023, and the October Meeting (together, the “Meetings”), which included:
(i)    information describing the nature, extent, and quality of the services that the Adviser is expected to provide to the Fund; the fees that the Adviser proposed to charge to the Fund for these services; and a comparison of those fees to the fees paid by a peer group of funds  (“expense group”) determined by Broadridge, an independent, nationally recognized provider of investment company data,  to be generally comparable to the Fund and as contained in the report prepared by Broadridge (the “Broadridge Report”);
(ii)    the Fund’s management fee waiver agreement (the “Fee Waiver Agreement”), which requires the Adviser to waive any portion of the management fee it is entitled to under the Investment Management Agreement that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers (the “Subadvisers”) for the management of their allocated portions of the Fund’s assets;
(iii)    the supplemental expense limitation agreement for the Fund to waive fees and/or reimburse Fund expenses to the extent that annual fund operating expenses (i.e., net expenses after operation of the Fee Waiver Agreement) exceed certain levels for each share class, with certain exceptions (together with the Fee Waiver Agreement, the “Fee Waiver Arrangements”); and
(iv)    information comparing the Fund’s expected operating expenses to those of the expense group.
The Independent Trustees also considered presentations made by, and discussions held with, representatives of the Adviser at the Meetings. The Independent Trustees noted the Adviser’s statement that there were no material changes or updates to the information provided by the Adviser in connection with the Investment Management Agreement renewal process under Section 15(c) of the 1940 Act, which was addressed at the June 12-13, 2023 meeting of the Board, except for organizational matters involving an addition to the Adviser’s investment team.
During their review of this information, the Independent Trustees considered the factors that they deemed relevant with respect to the Adviser, including: the nature, extent, and quality of the services that were proposed to be provided by the Adviser to the Fund; the Adviser’s investment management personnel and operations; the Fund’s expected expense levels, including the effect of the Fee Waiver Arrangements on Fund expenses; the fact that the Adviser would not realize a direct profit from the investment advisory services it would provide to the

Mercer Funds
Additional Information (Unaudited) (Continued)

Fund under the Investment Management Agreement as a result of the Fee Waiver Agreement; and any ancillary benefits to the Adviser and its affiliates of the Adviser’s relationship with the Fund.  The Independent Trustees also considered the nature, extent, and quality of the non-advisory services that the Adviser and its affiliates would provide to the Fund.  Additionally, the Independent Trustees received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.
In their consideration of the approval of the Investment Management Agreement, the Independent Trustees considered the following factors:
(a)      The nature, extent, and quality of the services to be provided by the Adviser. The Independent Trustees reviewed the services to be provided by the Adviser to the Fund. In connection with the investment advisory services to be provided to the Fund, the Independent Trustees considered the qualifications, experience, and capabilities of the Adviser’s portfolio management and leadership team and other investment personnel, and the extent of care and conscientiousness with which Adviser personnel performed their duties with respect to the other series of the Trust.
In this regard, the Independent Trustees considered that, while the Adviser would focus primarily on the selection, evaluation, and oversight of the Fund’s Subadvisers, consistent with the Trust’s multi-manager structure, the Adviser would have various other responsibilities as the Fund’s investment adviser, including: the provision of investment advice; the allocation of the Fund’s assets among multiple Subadvisers, and the fee negotiation process whereby the Adviser would seek to achieve an appropriate and competitive level of fees and fee structure, and the Adviser’s continual monitoring of the ongoing appropriateness and competitiveness of each subadvisory fee and fee structure; the monitoring of each Subadviser’s investment performance and processes; the monitoring of each Subadviser’s compliance with the Fund’s investment objective, policies, and limitations, including portfolio investment guidelines; the review of each Subadviser’s portfolio security brokerage and trading practices, as well as the use of derivatives or other complex financial instruments; the implementation of certain risk management programs; and oversight of general Fund compliance with relevant law.
In considering the services to be provided by the Adviser in connection with the review, selection, evaluation and monitoring of Subadvisers for the Fund, the Independent Trustees noted the fact that the Adviser has access to, through its other business divisions, significant manager research and related services that an investment adviser to a fund complex of similar size as the Fund might not otherwise be able to provide.
The Independent Trustees also considered the nature, extent, and quality of the non-investment advisory and administrative services to be provided to the Fund by the Adviser, such as supervision of the Fund’s third-party service providers and certain shareholder administrative services for Class I shares of the Fund (as applicable). The Independent Trustees considered the Adviser’s capabilities in providing the administrative, legal and compliance services needed to support management of the Fund, and also considered the scope and substance of the Adviser’s regulatory and compliance policies, procedures, and systems.
Based on their consideration and review of the foregoing, the Independent Trustees determined that the Fund will benefit from the nature, extent, and quality of these services, and concluded that such services supported the approval of the Investment Management Agreement with the Adviser.
(b)     The costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Fund. The Independent Trustees compared the Fund’s contractual and actual management fee and  total expense ratio (i.e., net expense ratio after the Fee Waiver Arrangements and including Rule 12b-1/non-12b-1 fees) to the Fund’s respective expense group as identified by Broadridge in the Broadridge Report. The Independent Trustees noted that the contractual management fee for each class of the Fund fell within the second quintile (with the first quintile having the lowest expenses) of the Fund’s expense group. The Independent Trustees considered that the actual management for each class of the Fund (i.e., after the Fee Waiver Arrangements) fell within the first quintile, except for Class Y-2 shares of the Fund, which fell

Mercer Funds
Additional Information (Unaudited) (Continued)

within the second quintile. With respect to total expense ratios, the Independent Trustees noted that Class Y-3 and Class Y-2 shares of the Fund fell within the 1st quintile, while Class I shares fell within the second quintile and Adviser Class shares fell within the fourth quintile. The Independent Trustees considered that the Fund information was provided on a pro forma basis.
The Independent Trustees also considered the Fee Waiver Arrangements and their effect on the Adviser’s actual management fee and the Fund’s total expense ratio and further considered that the Adviser had agreed to the Fee Waiver Arrangements through at least July 31, 2025. It was noted that the Adviser does not manage other funds, including registered investment companies, or other client accounts that are comparable to the Fund and, therefore, the Adviser could not provide relevant information regarding the Adviser’s fees for servicing such funds or accounts.
Regarding the level of profitability being realized by the Adviser in connection with its management of the Fund, the Independent Trustees took note of the Adviser’s explanation that it would not realize a direct profit from the investment advisory services it would provide to the Fund as a result of the Fee Waiver Agreement.
Based on their consideration and review of the foregoing, the Independent Trustees concluded that, in light of the nature, extent and quality of the advisory services to be provided by the Adviser to the Fund, the information provided regarding the fees paid to, and the costs to be incurred by, the Adviser supported the approval of the Investment Management Agreement.
(c)    Ancillary benefits that may accrue to the Adviser or its affiliates. The Independent Trustees also considered the other relationships that the Adviser and its affiliates have with the Trust, and any ancillary or “fall-out” benefits realized by the Adviser and its affiliates from its relationship with the Trust.  The Independent Trustees took into consideration the Adviser’s previous discussions of the ancillary benefits that the firm (along with its affiliates) may realize by managing each series of the Trust, to the extent that potential investors view the Adviser and its affiliates as providing a diverse array of investment products, and managing different asset classes, which were available through multiple investment vehicles, as well as the benefits to the Adviser stemming from its ability to negotiate global fee arrangements from time to time with certain of the Subadvisers that manage (or an affiliate manages) assets for series of the Trust along with assets for other accounts of the Adviser or its affiliates.
The Independent Trustees also noted that the Adviser will provide or procure, as applicable, certain non-distribution related shareholder administrative services pursuant to a shareholder administrative services plan for the Adviser Class, Class I, and Class Y-2 shares of the Fund (the “Shareholder Services Plan”), and a shareholder administrative services agreement with the Adviser for such classes (the “Administrative Services Agreement”), and that the Adviser would be entitled to receive compensation from the Fund for acting in that capacity to the extent classes of such shares are issued.
The Independent Trustees noted the shareholder administrative servicing fees to be paid to the Adviser with respect to Class I shares under the Administrative Services Agreement and considered that such compensation would be accrued from the fees paid by the Funds under the Shareholder Services Plan. The Independent Trustees also considered the services to be provided or procured by the Adviser to the Fund under the Administrative Services Agreement, including but not limited to, attending to shareholder or shareholder-related correspondence and inquiries, assisting with exchanges and the processing of purchases and redemptions of shares, maintaining account records, processing dividend payments, preparing and distributing documents for shareholder use, and/or providing certain monitoring and oversight services.
Based on their consideration and review of the foregoing, the Independent Trustees concluded that these potential benefits that would accrue to the Adviser and its affiliates by virtue of their relationships with the Fund appeared to be reasonable.
(d)     The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflected these economies of scale for the benefit of Fund shareholders. The Independent Trustees took into

Mercer Funds
Additional Information (Unaudited) (Continued)

consideration the fact that the advisory fee schedule for the Fund includes breakpoints at the levels of $750 million in assets and at $1 billion in assets.  The Independent Trustees noted that, as a result of the Fee Waiver Agreement, any decreases in the advisory fee for the Fund under the Investment Management Agreement resulting from the Fund passing certain asset level thresholds would not result in a decrease in the fee paid by that Fund under the current Fee Waiver Agreement, which requires that the Adviser waive any portion of its management fee that exceeds the aggregate fees paid to a Fund’s Subadvisers.
(e)     The investment performance of the Funds and the Adviser. The Independent Trustees recognized that the Fund was a new fund with no performance history and, therefore, the Independent Trustees could not consider the Adviser’s investment performance in managing the Fund as a factor in evaluating the Investment Management Agreement. The Independent Trustees considered the unique investment management considerations that the Fund’s multi-manager structure requires and its experience in that regard.
In light of the foregoing considerations, the Independent Trustees concluded that the Adviser’s experience in managing the other series of the Trust indicated that the Adviser’s management of the Fund will benefit the Fund and its shareholders.
Conclusion. Following consideration of the foregoing factors, it was reported that no single factor was determinative to the decisions of the Independent Trustees. Based on these factors, and such other matters as were deemed relevant, the Independent Trustees concluded that the approval of the Investment Management Agreement as it relates to the Fund was in the best interests of the Fund and its shareholders, and the Board, including a majority of the Independent Trustees, approved the Investment Management Agreement.
Approval of the Subadvisory Agreements for the Fund
At the October Meeting, the Board, including the Independent Trustees, also recommended the appointment of Aristotle, Merganser, and Voya (each a “Subadviser” and together, the “Subadvisers”) to serve as subadvisers to the Fund. In considering the approval of each of the subadvisory agreements with Aristotle, Merganser, and Voya, (each, a “Subadvisory Agreement” and together, the “Subadvisory Agreements”), the Independent Trustees considered the information and materials furnished by the Adviser. In addition, the Independent Trustees considered presentations made by, and discussions held with, representatives of the Adviser and representatives of each Subadviser at the Meetings. In connection with their review of this information, the Independent Trustees considered the Subadvisers’ answers and responses to the questions and information requests contained in a 15(c) subadviser questionnaire submitted to the Subadvisers.
During their review of this information, the Independent Trustees considered the factors they deemed relevant with respect to each Subadviser, including, but not limited to: the nature, extent, and quality of the services that were to be provided to the Fund by the Subadviser and each Subadviser’s historical performance record managing the investment mandate it would employ for the Fund. The Independent Trustees also took into consideration the nature and extent of the oversight duties to be performed by the Adviser in connection with each of the Subadvisers, which includes extensive investment management and compliance due diligence with respect to the management and operations of each of the Subadvisers. Additionally, the Independent Trustees received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approvals of advisory agreements.
In consideration of the approval of the Subadvisory Agreements, the Independent Trustees considered the following factors:
(a)      The nature, extent, and quality of the advisory services to be provided by the Subadvisers. The Independent Trustees reviewed the nature, extent, and quality of the advisory services that each Subadviser would provide to the Fund. The Independent Trustees considered the specific investment management process that would be employed by each Subadviser to manage the assets that would be allocated to the Subadviser (which had been discussed with each Subadviser and described in detail in the materials provided by the

Mercer Funds
Additional Information (Unaudited) (Continued)

Adviser and the Subadvisers); the qualifications, experience, and capabilities of the Subadviser; certain financial considerations relating to the Subadviser; information regarding legal, regulatory and compliance matters with respect to the Subadviser; and information provided regarding the Subadviser’s brokerage practices.
The Independent Trustees also considered the Adviser’s review, selection, and due diligence process employed by the Adviser in deciding to recommend each Subadviser as a Subadviser to the Fund; the Adviser’s assessment and conclusion as to the nature, extent, and quality of the subadvisory services that were to be provided by the Subadviser and the Adviser’s recommendation that each Subadvisory Agreement be approved. The Independent Trustees determined that the Fund would benefit from the quality and experience of the each Subadviser’s portfolio managers.
Based on their consideration and review of the foregoing, the Independent Trustees determined that the Fund would benefit from the nature, extent, and quality of the subadvisory services that were to be provided by each Subadviser, and would benefit from each Subadviser’s ability to provide these services, and concluded that such services supported the approval of each Subadvisory Agreement.
(b) The costs of the services to be provided and the profits to be realized by each Subadviser and its affiliates from the Subadviser’s relationship with the Fund. The Independent Trustees took account of the Adviser’s assessment and conclusion that the compensation payable to each Subadviser for its services to the Fund, including the fee structure, was competitive, fair and reasonable in light of the nature, extent and quality of the services to be furnished to the Fund, and the Adviser’s recommendation at the October Meeting that the Subadvisory Agreements be approved, including in light of the fact that the Subadvisers’ fees would be indirectly borne by the Fund and its shareholders.
The Independent Trustees considered the expected impact of the subadvisory fees on the Fund’s overall operating expenses, given the Fee Waiver Arrangements.  In addition, since the fees paid by the Adviser to each Subadviser were the result of arm’s-length bargaining between unaffiliated parties, the relevance of each Subadviser’s profitability was considered by the Independent Trustees in that context.  The Independent Trustees also considered the information provided with respect to each Subadviser regarding the fees charged to other comparable clients of the Subadviser (as applicable).
Based on their consideration and review of the foregoing, the Independent Trustees concluded that, in light of the nature, extent and quality of the subadvisory services to be provided by each Subadviser, the information provided regarding the fees to be paid to each Subadviser with respect to the Fund assets that would be allocated to the Subadviser supported the approval of the Subadvisory Agreements.
(c)   Ancillary Benefits. The Independent Trustees considered whether there were any ancillary or “fall-out” benefits that may accrue to each Subadviser as a result of their proposed relationships with the Fund.  As part of their review, the Independent Trustees noted that certain Subadvisers may experience benefits due to their relationships with the Fund, which include reputational and marketing benefits.
The Independent Trustees took into account the foregoing potential benefits that would accrue to the Subadvisers by virtue of their relationships with the Fund in determining to approve the Subadvisory Agreements.
(d) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflected sharing of these economies of scale for the benefit of Fund shareholders. With respect to economies of scale, the Independent Trustees considered each Subadviser’s fee schedule for providing services to the Fund and noted that each of the Subadvisory Agreements included breakpoints that would reduce the Subadviser’s fee as the allocated portion of the Fund (and/or certain assets globally for Aristotle and Voya with respect to the Adviser and its affiliates) managed by the Subadviser increased.  It was noted that the benefit of breakpoints would indirectly go to the Fund, given the Fee Waiver Agreement.
(e) The investment performance of the Fund and the Subadvisers. Because the Subadvisers were newly proposed Subadvisers to the Fund, and the Fund was a new fund, the Independent Trustees could not consider the

Mercer Funds
Additional Information (Unaudited) (Continued)

Subadviser’s investment performance in managing the Fund as a factor in evaluating the Subadvisory Agreements. However, the Independent Trustees considered the historical performance record of each Subadviser managing the investment mandate it would employ for the Fund as compared to a relevant index and the Adviser’s explanations with respect to the role of each Subadviser’s investment strategy in supporting the Fund’s multi-manager structure. The Independent Trustees also considered the Adviser’s conclusions, and the reasons supporting the Adviser’s conclusions, that the performance record of each Subadviser, including on an absolute basis and relative to each Subadviser’s benchmark index over different time periods, supported the approval of its Subadvisory Agreement.
Conclusion. Following consideration of the foregoing factors, it was reported that no single factor was determinative to the decisions of the Independent Trustees.  Based on these factors, along with the determinations of the Adviser at the conclusion of its review and due diligence process and such other matters as were deemed relevant, the Independent Trustees concluded that the approval of the Subadvisory Agreements was in the best interests of the Fund and the Board, including a majority of the Independent Trustees, approved each of the Subadvisory Agreements.

Mercer Funds
Additional Information (Unaudited) (Continued)

Discussion of the Operation and Effectiveness of the Funds Liquidity Risk Management Program
In compliance with Rule 22e-4 under the 1940 Act, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”) which the Adviser believes is reasonably designed and adequate to assess and manage each Fund’s liquidity risk. The Board has designated the Adviser to serve as the administrator of the Program pursuant to the Liquidity Rule. The Adviser has established a Liquidity Risk Committee which is appointed to carry out day-to-day responsibilities under the Program. The Liquidity Risk Committee is comprised of representatives from various departments at the Adviser.
At a meeting of the Board held on April 4, 2024, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from January 1, 2023, through December 31, 2023 (the “Review Period”) and any material changes to the Program that may have occurred during the Review Period. The report noted that the Adviser has concluded that the Program is reasonably designed and adequate to assess and manage each Fund’s liquidity risk, as such term is defined in the Liquidity Rule. In light of its experiences administering the Program during the Review Period, the Adviser has concluded that the Program has been implemented and operated effectively to assess and manage each Fund’s liquidity risk and further believes that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. Additionally, the report noted that no material changes to the Program have occurred during the Review Period or are contemplated. The report also noted that the Liquidity Risk Committee believes that each Fund’s liquidity risk remains within appropriate parameters and that each Fund’s investment strategy is appropriate for an open-end mutual fund. The report further reflected that there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without significant dilution to existing shareholders.
The Liquidity Rule and the Program also require the Funds to classify each portfolio investment into one of four liquidity categories. The Adviser has engaged an independent third-party vendor, which includes the use of that vendor’s proprietary liquidity analytical tool, to assist the Funds in classifying portfolio investments, based on inputs and assumptions adopted by the Liquidity Risk Committee in its reasonable judgment. In classifying portfolio investments, the Liquidity Risk Committee takes into account relevant market, trading and investment-specific considerations as well as the reasonably anticipated trade size of each portfolio investment.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). The Liquidity Rule also prohibits the acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement with respect to the Funds, as applicable, and to comply with the 15% limit on illiquid investments with respect to the Funds.

Mercer Funds
Understanding Your Fund’s Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2023 through March 31, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.
Small/Mid Cap — Class Y-3
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred#
Actual	0.47%	$1,000.00	$1,213.70	$1,106.85	$2.60
Hypothetical	0.47	1,000.00	1,022.65	1,011.33	2.38

#	Actual expenses are equal to the Class’ annualized expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by 183/366.
Small/Mid Cap — Class I
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred#
Actual	0.73%	$1,000.00	$1,212.60	$1,106.30	$4.04
Hypothetical	0.73	1,000.00	1,021.35	1,010.68	3.69

#	Actual expenses are equal to the Class’ annualized expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 183/366.

Mercer Funds
Understanding Your Fund’s Expenses (Unaudited) (Continued)

Emerging Markets — Class Y-3
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred#
Actual	0.48%	$1,000.00	$1,060.90	$1,030.45	$2.47
Hypothetical	0.48	1,000.00	1,022.60	1,011.30	2.43

#	Actual expenses are equal to the Class’ annualized expense ratio of 0.48%, multiplied by the average account value over the period, multiplied by 183/366.
Emerging Markets — Class I
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred#
Actual	0.73%	$1,000.00	$1,059.90	$1,029.95	$3.76
Hypothetical	0.73	1,000.00	1,021.35	1,010.68	3.69

#	Actual expenses are equal to the Class’ annualized expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 183/366.
Global Low Volatility — Class Y-3
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred#
Actual	0.33%	$1,000.00	$1,167.50	$1,083.75	$1.79
Hypothetical	0.33	1,000.00	1,023.35	1,011.68	1.67

#	Actual expenses are equal to the Class’ annualized expense ratio of 0.33%, multiplied by the average account value over the period, multiplied by 183/366.
Global Low Volatility — Class I
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred#
Actual	0.58%	$1,000.00	$1,166.00	$1,083.00	$3.14
Hypothetical	0.58	1,000.00	1,022.10	1,011.05	2.93

#	Actual expenses are equal to the Class’ annualized expense ratio of 0.58%, multiplied by the average account value over the period, multiplied by 183/366.

Mercer Funds
Understanding Your Fund’s Expenses (Unaudited) (Continued)

Non-US Core Equity — Class Y-3
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred#
Actual	0.39%	$1,000.00	$1,178.10	$1,089.05	$2.12
Hypothetical	0.39	1,000.00	1,023.05	1,011.53	1.97

#	Actual expenses are equal to the Class’ annualized expense ratio of 0.39%, multiplied by the average account value over the period, multiplied by 183/366.
Non-US Core Equity — Class I
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred#
Actual	0.64%	$1,000.00	$1,177.10	$1,088.55	$3.48
Hypothetical	0.64	1,000.00	1,021.80	1,010.90	3.23

#	Actual expenses are equal to the Class’ annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 183/366.
Core Fixed — Class Y-3
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred#
Actual	0.15%	$1,000.00	$1,066.80	$1,033.40	$0.78
Hypothetical	0.15	1,000.00	1,024.25	1,012.13	0.76

#	Actual expenses are equal to the Class’ annualized expense ratio of 0.15%, multiplied by the average account value over the period, multiplied by 183/366.
Core Fixed — Class I
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred#
Actual	0.40%	$1,000.00	$1,066.50	$1,033.25	$2.07
Hypothetical	0.40	1,000.00	1,023.00	1,011.50	2.02

#	Actual expenses are equal to the Class’ annualized expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 183/366.

Mercer Funds
Understanding Your Fund’s Expenses (Unaudited) (Continued)

Opportunistic Fixed — Class Y-3
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred#
Actual	0.44%	$1,000.00	$1,078.00	$1,039.00	$2.29
Hypothetical	0.44	1,000.00	1,022.80	1,011.40	2.23

#	Actual expenses are equal to the Class’ annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 183/366.
Opportunistic Fixed — Class I
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred#
Actual	0.69%	$1,000.00	$1,076.90	$1,038.45	$3.58
Hypothetical	0.69	1,000.00	1,021.55	1,010.78	3.49

#	Actual expenses are equal to the Class’ annualized expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by 183/366.
Short Duration Fixed — Class Y-3*
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred#
Actual	0.20%	$1,000.00	$1,021.50	$1,010.75	$0.67
Hypothetical	0.20	1,000.00	1,016.00	1,008.00	0.67

*	The Fund commenced operations on December 1, 2023.
#	Actual expenses are equal to the Class’ annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 122/366.

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s SAI includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 1-866-658-9896, or on the SEC website at www.sec.gov.
Independent Trustees
Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Adela M. Cepeda 99 High Street Boston, MA 02110 (66)	Trustee	Trustee since 2005	Ms. Cepeda was Managing Director of PFM Financial Advisors LLC (a financial advisory firm) from September 2016 to December 2019. Ms. Cepeda was previously Founder and President of A.C. Advisory, Inc. (a financial advisory firm) 1995 — 2016.	7
Ms. Cepeda is a
director or trustee
of: The UBS Funds
(12 portfolios); SMA
Relationship Trust (1
portfolio); Morgan
Stanley Pathway Funds
(11 portfolios); BMO
Financial Corp. (U.S.
holding company for
BMO Harris Bank
N.A.); Ms. Cepeda
was a director of Fort
Dearborn Income
Securities, Inc. (2000
to 2016) and UBS
Relationship Funds
(2004 to 2023).

Gail A. Schneider 99 High Street Boston, MA 02110 (75)	Chairperson and Trustee	Chairperson since 2022; Trustee since 2009	Ms. Schneider is a self-employed consultant since 2007. Ms. Schneider was previously an Executive Vice President at JPMorgan Chase & Co.	7	None
Luis A. Ubiñas 99 High Street Boston, MA 02110 (61)	Trustee	Trustee since 2019	Mr. Ubiñas is retired. Mr. Ubiñas previously served as President of the Ford Foundation (a not-for profit organization) from 2008 to 2013 and prior to that he served as a Senior Partner for McKinsey & Company (a global consulting firm).	7	Mr. Ubiñas is a Director of: ATT, Electronic Arts, Inc., and Tanger Factory Outlet Centers, Inc.

Trustees and Officers (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Joan E. Steel 99 High Street Boston, MA 02110 (70)	Trustee	Trustee since 2020	Ms. Steel is the Founder and Chief Executive Officer of Alpha Wealth Advisors LLC since September 2009. Prior to founding her own firm, Ms. Steel was a Senior Vice President, Private Wealth Advisor for the Capital Group, a large global asset manager.	7	Ms. Steel was an independent director of The Hershey Trust Company from 2012 to 2016.
(1)    Each Trustee holds office for an indefinite term.
*       The “Fund Complex” consists of the Trust, which has seven portfolios.
Officers:
The executive officers of the Trust not named above are:
Name and Age	Position(s) Held with the Trust	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jennifer Kruse (42)	President and Chief Executive Officer	Since 2023
Ms. Kruse is a Partner and the U.S. Outsourced Chief
Investment Office (OCIO) Leader for Mercer. Prior to joining
Mercer in 2021, Ms. Kruse was investment director for Willis
Towers Watson from 2007 to 2021.

Stephen Gouthro (56)	Vice President and Assistant Treasurer	Since 2018++
Mr. Gouthro is a partner at Mercer and U.S. Chief Operating
Officer for Mercer’s U.S. Business Solutions Group. Mr.
Gouthro joined Mercer in 2018. Prior to joining Mercer, Mr.
Gouthro was at Putnam Investments in various leadership roles in Operations, Technology, and Investments.

Barry Vallan (55)	Vice President and Assistant Treasurer	Since 2021
Mr. Vallan is a Vice President and Head of Fund Administration
of Mercer Investments LLC. Prior to joining Mercer in 2020,
Mr. Vallan was Vice President of Fund Administration at J.P.
Morgan (from 2017 to 2020).

Jeff Coleman (54)	Vice President, Treasurer and Chief Financial Officer	Since 2019++	Mr. Coleman is Head of Investment Operations at Mercer Investments LLC since 2019. Prior to joining Mercer, Mr. Coleman was a Vice President at Fidelity Investments from 2016 to 2018.

Trustees and Officers (Unaudited) (Continued)

Name and Age	Position(s) Held with the Trust	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past 5 Years
Olaolu Aganga (41)	Vice President, Chief Investment Officer	Since 2023
Ms. Aganga is a Vice President and Chief Investment Officer,
Investments at Mercer Investments LLC since 2023. Prior to
joining Mercer, Ms. Aganga was a Managing Director within
BlackRock's US Outsourced CIO business from 2018 to 2023.
Prior to BlackRock, Ms. Aganga spent several years at Goldman
Sachs.

Colin Dean (47)	Vice President and Assistant Secretary	Since 2021+++	Mr. Dean is Mercer Chief Counsel since May 2024 and Global Chief Counsel Investments since 2018. He has also served as Senior Legal Counsel — Investments for Mercer Investments LLC from 2010 to 2018.
Caroline Hulme (38)	Vice President, Chief Legal Officer and Secretary	Since 2021+++	Ms. Hulme is Chief Investment Funds and Solutions Counsel, US & Canada for Mercer Investments LLC since 2023. She served as Senior Legal Counsel, Investments from 2018 to 2023.
Kenneth Earley (50)	Vice President and Assistant Secretary	Since 2023
Mr. Earley is Senior Legal Counsel, Investments at Mercer
Investments LLC since 2022. Prior to joining Mercer, he was in private practice as Counsel in the corporate practice group of
Morse, Barnes- Brown & Pendleton, P.C. from 2021 to 2022,
and as a Senior Associate in the investment management
practice group at Morgan, Lewis & Bockius LLP from 2015 to
2020.

Larry Vasquez (57)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investments LLC since 2012.
Erin Lefkowitz (43)	Vice President	Since 2021
Ms. Lefkowitz is a Vice President and Senior Portfolio Manager
of Mercer Investments LLC. Prior to joining Mercer in 2021,
Ms. Lefkowitz held various roles in risk management, portfolio construction, trading and global fixed income portfolio
management at Putnam Investments.

Nicole Wong (57)	Vice President and Chief Compliance Officer	Since 2022
Ms. Wong serves as Chief Compliance Officer of Mercer Trust
Company LLC since December 2022. Prior to joining Mercer,
Ms. Wong was Director – Compliance, Schwab Asset
Management from 2019-2022. Ms. Wong also served in various
Compliance leadership roles at State Street Corporation from
2009 to 2019, where she was most recently Vice President,
Alternative Investment Solutions Risk and Compliance Director.

+    Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
++   Prior to 2023, Mr. Gouthro and Mr. Coleman each held different positions with the Trust since 2018 and 2019, respectively.
+++  Prior to 2021, Mr. Dean and Ms. Hulme each held different positions with the Trust, since 2010 and 2017, respectively.

Shares of Mercer Funds are distributed by MGI Funds Distributors, LLC.

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its President, Chief Financial Officer and Chief Investment Officer. During the period covered by this report, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Joan E. Steel and Adela Cepeda and Luis A. Ubiñas, all of which are “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements was $418,245 and $388,850 for the fiscal years ended March 31, 2023, and March 31, 2024, respectively.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2023, and March 31, 2024, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $73,540 and $85,110 for the fiscal years ended March 31, 2023, and March 31, 2024, respectively. Fees in the amount of $72,566 the year ended March 31, 2023, respectively for review of non-US capital gains and the preparation and filing of return of income for the Mercer Non-US Core Equity Fund and the Mercer Emerging Markets Equity Fund.

(d) All Other Fees – Fees in the amount of $140,676.16 were billed in the fiscal year ended March 31, 2023, respectively for tax advisory services related to the reclamation of taxes paid by the Mercer Non-US Core Equity Fund and the Mercer Global Low Volatility Equity Fund in certain European Union countries.

(e) (1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2024, were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) There were no aggregate fees billed for the fiscal year ended March 31, 2024, by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics for the Registrant’s President, Chief Financial Officer and Chief Investment Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Mercer Funds

By (Signature and Title)	/s/ Jennifer Kruse
Jennifer Kruse President and Chief Executive Officer (Principal Executive Officer)

Date 5/23/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Jennifer Kruse
Jennifer Kruse President and Chief Executive Officer (Principal Executive Officer)

Date 5/23/24

By (Signature and Title)	/s/ Jeffrey Coleman
Jeffrey Coleman Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date 5/23/24